THE
PRUDENTIAL
SERIES FUND, INC.

[PHOTO]

ANNUAL REPORT TO
CONTRACT OWNERS

DECEMBER 31, 1997


[LOGO] PRUDENTIAL
       The Prudential
       Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777


VARIABLE LIFE INSURANCE


Prudential's Variable Appreciable Life-Registered Trademark-

Pruco Life's Variable Appreciable Life-Registered Trademark-

Pruco Life of New Jersey's Variable Appreciable Life-Registered Trademark-

Prudential's Custom VAL-SM-

Pruco Life's Discovery-Registered Trademark- Life Plus

Pruco Life of New Jersey's Discovery-Registered Trademark- Life Plus

Pruco Life's Variable Life Insurance

Pruco Life of New Jersey's Variable Life Insurance

Prudential Survivorship Preferred-Registered Trademark-

VARIABLE ANNUITIES


Prudential's Discovery-Registered Trademark- Plus

Pruco Life's Discovery-Registered Trademark- Plus

Pruco Life of New Jersey's Discovery-Registered Trademark- Plus

Pruco Life's Discovery Preferred-SM-

Prudential's Variable Investment Plan-Registered Trademark-

Prudential's Qualified Variable Investment Plan

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                          THE PRUDENTIAL SERIES FUND, INC.


                  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997(1)
------------------------------------------------------------------------------------------------
                                                                                         SINCE
                                 ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS    INCEPTION
------------------------------------------------------------------------------------------------
Fixed Income Portfolios
------------------------------------------------------------------------------------------------
     Money Market(2)              5.41%          5.48%         4.68%        5.80%        6.46%
     Diversified Bond             8.57          11.02          7.84         9.24         9.39
     Government Income(3)         9.67          10.23          7.41          N/A         8.85
     Zero Coupon Bond 200         7.17           9.77          7.36        10.19        10.30
     Zero Coupon Bond 200        11.18          13.21          9.85          N/A        10.81
------------------------------------------------------------------------------------------------
Balanced Portfolios
------------------------------------------------------------------------------------------------
     Conservative Balanced       13.45%         14.43%        10.74%       11.15%       10.80%
     Flexible Managed            17.96          18.49         13.25        13.41        12.18
------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
------------------------------------------------------------------------------------------------
     High Yield Bond             13.78%         14.21%        11.57%       10.68%        9.30%
------------------------------------------------------------------------------------------------
Diversified Stock Portfolios
------------------------------------------------------------------------------------------------
     Stock Index                 32.83%         30.67%        19.84%       17.47%       17.92%
     Equity Income               36.61          26.49         20.22          N/A        16.82
     Equity                      24.66          24.71         19.43        17.53        15.55
     Prudential Jennison         31.71            N/A           N/A          N/A        26.97
     Small Capitalization Stock  25.17            N/A           N/A          N/A        24.50
     Global                       6.98          14.05         15.10          N/A        10.10
------------------------------------------------------------------------------------------------
Specialized Portfolio
------------------------------------------------------------------------------------------------
     Natural Resources          -11.59%         13.66%        11.96%         N/A        11.26%


(1) "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 12/31/97.

(2) An investment in the Money Market Portfolio is neither issued nor guaranteed by the U.S. government.

(3) The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares.


The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. Both are located at 751 Broad Street, Newark, NJ 07102-3777.

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  TABLE OF CONTENTS

I.   LETTER TO CONTRACT OWNERS                                                2

     1.   Market Review                                                       4
     2.   Investment Advisor's Outlook                                        8
     3.   Individual Portfolios                                           10-37

II.  THE PRUDENTIAL SERIES FUND, INC.

     1.   Financial Statements                                               A1
     2.   Schedule of Investments                                            B1
     3.   Notes to Financial Statements                                      C1
     4.   Financial Highlights                                               D1
     5.   Report of Independent Accountants                                  E1

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This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Year Ended December 31, 1997

LETTER
TO CONTRACT OWNERS


[Photograph]
E. Michael Caulfield
President


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"We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely."


DEAR CONTRACT OWNER:

We are pleased to provide our Annual Report to you on the investment performance of the Portfolios that underlie your Prudential variable life or variable annuity contract.

It has been another exceptional year. For the third year in a row (and the first time in history), stock prices have risen by more than 20%, driven by unexpectedly high corporate profits and surprisingly low inflation. Bonds also performed quite well, with total returns averaging just below 10%.

We live in remarkable times. The U.S. economy grew by almost 4.0% in 1997, yet inflation fell to 1.7%, the lowest since oil prices collapsed 11 years ago. Unemployment dipped below 5% for the first time since the 1970s. And consumer confidence was the highest in 28 years. Yet, we live in a global economy. The economic turmoil, stock market and currency declines in Asia impacted global markets in the fourth quarter and the economic effects on the world's growth are not yet clear.

HOW DID OUR PORTFOLIOS PERFORM?

You'll be pleased to know that The Prudential Series Fund Portfolios delivered returns similar to those of the broader markets and consistent with the strategies around which they were designed. Virtually all of our U.S. stock portfolios posted double-digit returns, while our bond portfolios finished with very healthy results.

Some Portfolios performed exceptionally well, reaping unusually high historical returns. Several Portfolios finished the year with returns higher than the average variable life and variable annuity contracts in their respective categories. They were the Money Market, Government Income, High Yield Bond, Stock Index, Equity Income, Prudential Jennison and Small Capitalization Stock Portfolios.

IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Although in this Report we're focusing primarily on one-year performance, remember that it's long-term performance that counts. Review your Portfolio's 1997 performance, but also be sure to examine its longer-term record as well. You'll note that over the past three, five and 10 years many of our Portfolios have delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives.

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable life and variable annuity products to finance long-term goals. However, when you consider how to allocate either new or existing assets among your available options, we encourage you to think about your horizon and risk tolerance and to consider future returns rather than focusing on past performance. Past performance is no guarantee of future results.

WHAT GOES UP CAN ALSO GO DOWN.

While discussing the long-term, we think it's crucial to remind Contract Owners that stocks have offered a 10.7% average annual return over the last 70 years -- about half of what they have given us over the last three years. And since 1980, corporate revenues have risen 4% a year, while earnings have risen almost twice as fast and stock prices four times as much.

Can this continue? We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely. It's simply the law of averages. We must remember that with return comes risk -- that stocks can and do go down as well as up. If you have benefited more than you expected in recent years, then at some point you will surely benefit less. The only question is: When? Given the very serious economic crisis in Asia, it could be sooner rather than later.

With this in mind, you may want to evaluate how you allocate your contract funds among the available investment options. While stocks ought to remain the investment of choice for most investors looking for long-term wealth accumulation, now might be a good time to consider diversifying a portion of your holdings. If you wish to, contact your Prudential Representative/Pruco Securities Registered Representative for assistance in structuring a program to help meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.

/s/ E. Michael Caulfield                     /s/ Mendel A. Meltzer, CFA

E. Michael Caulfield                         Mendel A. Melzer, CFA
President                                    Chairman


January 30, 1998

[Photograph]

Mendel A. Melzer, CFA

Chairman

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Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1997
MARKET REVIEW

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HOW THE MARKETS COMPARED.(1)

                                               Average Return
                                             Over Past 20 Years
                                 1997           (Annualized)
                                 ----        ------------------

Money Markets                   4.9%                7.7%
Bonds                           9.8%                9.7%
Foreign Stocks                 16.2%                 15%
U.S. Stocks                    33.4%               16.7%

--------------------------------------------------------------------------------

    THIS CHART COMPARES THE 12-MONTH RETURN AS OF 12/31/97 FOR VARIOUS CATEGORIES OF INVESTMENTS WITH THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR THE SAME INVESTMENT. AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. UNLIKE STOCKS, BONDS GENERALLY OFFER A FIXED RATE OF RETURN AND PRINCIPAL IF HELD TO MATURITY. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING.

(1) SOURCE: PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY. U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE. BONDS AS MEASURED BY THE LEHMAN BROTHERS GOV'T. CORP. INDEX. FOREIGN STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX.

U.S. STOCKS

NOTHING SHORT OF SPECTACULAR.

U.S. stocks rose more than 20% for the third straight year for the first time in history -- measured by either the Dow Jones Industrial Average (the "Dow Jones") or the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Unexpectedly high corporate profits and exceptionally low inflation, plus strong economic growth and the lowest unemployment rate and highest consumer confidence in 28 years, all combined to drive emotions in the stock market to euphoric levels.

The numbers were impressive, considering that stocks have gained only 10.7% on average over the last 70 years. In 1997, the S&P 500 gained 33%, after rising 23% in 1996 and 37% in 1995.

Only in October did a reality check set in, when the market fell briefly by 10% in what market professionals called a correction. But stock prices quickly rebounded, and many major indexes moved on to new highs.

Still, the momentum of the market had clearly slowed by year-end as investors became increasingly concerned about the economic crisis in Asia and how severely it might affect corporate earnings in 1998.

LARGE, VALUE STOCKS DOMINATED.

Large company stocks continued to lead the market higher in 1997. For example, the small company-oriented Russell 2000 Index rose 22.4% during calendar year 1997, nearly 12 percentage points behind the S&P 500.

Financial stocks rose 49% in 1997 as consolidation continued to sweep the industry and long-term interest rates fell to their lowest levels since 1993. Banks and stock brokerage firms are continuing to achieve economies of scale through acquisitions.

--------------------------------------------------------------------------------
FINANCIAL STOCKS TOP.

                                                                           1997
                                                                           ----
Finance                                                                   48.7%

Consumer Growth                                                           36.9%

Consumer Cyclical                                                         36.7%

Utilities                                                                 35.9%

Technology                                                                27.1%

Energy                                                                    25.6%

Industrials                                                               21.9%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

--------------------------------------------------------------------------------
LARGE STOCKS OUTPERFORMED SMALL STOCKS.
                                                                        20-Year
                                                            1997        Average
                                                            ----        -------
S&P 500*                                                    33.4%         16.7%
NASDAQ*                                                     21.6%         14.5%
Russell 2000*                                               22.4%         15.9%
--------------------------------------------------------------------------------

* THE STANDARD & POOR'S 500, NASDAQ AND RUSSELL 2000 ARE UNMANAGED INDEXES THAT ARE CONSIDERED TO BE GENERALLY REPRESENTATIVE OF U.S. STOCK MARKETS. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES OR MARKET AVERAGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Consumer growth stocks finished second, narrowly nosing out consumer cyclical stocks for the year. Media, drugs and leisure led the consumer growth stocks, with Tele-Communications, Inc. (TCI) doubling, Comcast rising 78% and Gannett up 68%. Among the pharmaceuticals, Schering-Plough and Lilly nearly doubled, while Pfizer rose 82% during the same period. Retailers led the consumer cyclical stocks, with Gap, Costco, Tandy and Home Depot each up about 77% for the year.

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THE DOW IN THE PAST TWELVE MONTHS.

[Graph]

Jan '97               Feb               Mar                Apr                May               Jun
6813.09             6877.74           6583.48            7008.99            7331.04           7962.31
6806.16             6818.92           6611.05            6976.48            7289.4            7842.43
6833.48             6852.72           6517.01            7071.2             7312.15           7886.76
6746.9              6945.85           6477.35            7214.49            7269.66           7921.82
6773.06             6944.7            6526.07            7225.32            7305.29           7922.98
6855.8              7000.89           6555.91            7085.65            7435.78           7975.71
6806.54             7079.39           6609.16            7136.62            7478.5            8038.88
6858.11             7085.16           6583.84            7169.53            7539.27           8020.77
6961.63             7039.37           6540.05            7292.75            7575.83           7890.46
7022.44             6878.89           6301.69            7274.21            7711.07           7906.72
6988.96             6935.46           6451.9             7286.16            7782.04           8061.65
7067.46             6955.48           6587.16            7333.55            7772.08           8088.36
7020.13             6896.56           6679.87            7194.67            7760.76           8116.93
6927.38             6877.68           6658.6             7228.88            7718.71           8113.44
6931.62             6820.28           6703.55            7303.46            7777.06           8121.11
7008.2              6804.79           6660.21            7290.69            7796.51           8174.53
7037.83             6905.25           6833.59            7258.13            7804.26           8254.89
6983.18             6876.17           6812.72            7345.91            7758.06
6925.07             6880.7            6792.25            7383.41            7689.98
                    6740.59           6738.87            7357.23            7654.25
                                      6783.02            7330.13            7687.72
                                      6962.03                               7672.79
                                                                            7722.33
                                                                            7795.38
                                                                            7895.81
                                                                            7858.49


 Jul                  Aug               Sep                Oct                Nov               Dec
8222.61             7622.41           7945.26            7442.08            7823.13           7908.25
8194.04             7879.78           8015.5             7674.4             8013.11
8198.45             7894.64           8027.53            7689.13            8018.83
8187.54             7867.24           8038.59            7692.57            8032.01
8259.31             7822.41           8100.22            7683.24            8050.16
8188                7835.18           8178.31            7581.32            8149.13
8031.22             7851.91           8095.06            7552.59            8110.84
8082.11             7719.28           8061.42            7558.73            8049.66
7960.84             7660.98           8045.21            7401.32            7978.79
7928.32             7742.97           8072.22            7487.76            7848.99
7942.03             7721.14           8096.29            7572.48            7838.3
7694.66             7895.92           8057.98            7698.22            7922.59
7803.36             7886.44           7938.88            7650.82            7976.31
7918.1              7922.72           7847.03            7724.74            7957.41
8021.23             7917.27           7921.44            7826.61            7846.5
7893.95             7996.83           8060.44            7881.07            7756.29
7887.91             7970.06           8034.65            7767.92            7819.31
7859.57             7906.71           7847.77            7808.95            7891.77
7782.22             7848.01           7715.41            7794.78            7660.13
7787.33             7922.18           7161.15                               7679.31
7694.43             7991.43           7498.32                               7792.41
                                      7506.67                               7915.97
                                      7381.67

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DAILY CLOSE OF THE DOW JONES INDUSTRIAL AVERAGE FOR THE PAST TWELVE MONTHS.

Technology stocks fared well for much of the year but tumbled in the fourth quarter on worries about Asia, losing 12%, bringing their return for the year to 27%. Utilities stocks led all other market sectors in the quarter, rising 19% in the last three months of 1997 as long- term interest rates fell sharply and investors sought companies with safe earnings streams. Interestingly, for the year, utilities beat the S&P 500.

1997
MARKET REVIEW
     CONTINUED

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30-YEAR U.S. TREASURY YIELDS.

[Graph]


 Jan '97     Feb       Mar       Apr       May       Jun      Jul      Aug       Sep       Oct       Nov       Dec
  6.73       6.7       6.81      7.12      6.87      6.77     6.63     6.45      6.64      6.29      6.16      6.08
  6.84       6.52      6.94      7.17      6.89      6.72     6.53     6.63      6.59      6.43      6.11      5.92
  6.82       6.64      6.97      7.05      6.9       6.66     6.53     6.55      6.38      6.44      6.03      5.92
  6.89       6.8       7.09      7.14      6.99      6.74     6.45     6.65      6.37      6.27      6.05      5.9
  6.79                                     6.91                        6.61                6.15


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MONTHLY CLOSING YIELDS FOR THE PAST TWELVE MONTHS. SOURCE: BLOOMBERG, AS OF 12/31/97.



HIGH YIELD BONDS PERFORMED BEST.
                                                                           1997
                                                                           ----
High Yield Bonds                                                          12.8%
Corporate Bonds                                                           10.2%
AGGREGATE INDEX                                                            9.7%
Government Bonds                                                           9.6%
Mortgage Bonds                                                             9.5%
--------------------------------------------------------------------------------
SOURCE: LEHMAN BROTHERS, AS OF 12/31/97.


BONDS

INFLATION FELL SHARPLY, PUSHING PRICES HIGHER.

Nineteen ninety-seven was a very good year for bonds, as inflation fell below 2% for the first time in 11 years and long-term interest rates dipped to their lowest level since 1993.

Bonds returned a healthy 9.65% for the year as measured by the Lehman Brothers Aggregate Index, led by high yield bonds in the United States, which returned 12.76%.

A financial crisis in Asia late in the year set off a major rally in the U.S. Treasury market, where the 30-year bond returned more than 15% in 1997 as the yield fell by nearly three-quarters of a percentage point to 5.92% at year-end. Worldwide, investors bought Treasurys after Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure.

Fundamentally, economic conditions were nearly ideal for bond investors, as inflation seemed to be slowly fading away. Prices at the wholesale level actually fell by 1.7% as measured by the government's Producer Price Index, but at the retail level prices continued to rise, even if only by 1.7%, as measured by the Consumer Price Index. Still, that was the lowest increase in 11 years, and nearly half of 1996's rate.

As interest rates fell, home mortgage refinancings rose, with 30-year rates falling below 7%. Others, including noted investor Warren Buffett, were reported to be investing in bonds, and cash flows into bond mutual funds quadrupled in 1997.

High yield corporate bonds led all other sectors of the U.S. bond market in 1997 as corporate profits climbed unexpectedly higher while economic growth surged. The lowest-rated bonds performed the best. Nineteen ninety-seven was another record-breaking year for newly issued high yield bonds. These bonds were in such demand in 1997 that the interest rate premium they commanded over U.S. Treasurys reached all-time lows in October.

FOREIGN STOCKS

A PLUNGE IN THE PACIFIC.

Asian stock markets plunged in 1997 as Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure. Currencies in some countries fell by nearly 50% against the U.S. dollar. Credit and cash became scarce and economies slowed. The financial crisis eventually reached Japan, helping to halt a nascent economic recovery.

The Morgan Stanley Capital International Pacific Index fell 25% during the year as stocks in Thailand dropped 77%, Indonesia 74% and Malaysia 68%, all in U.S. dollar terms. Even older, larger, more developed Pacific Basin countries did not escape unscathed. Economic malaise continued to linger in Japan, where stocks dropped almost 24% in U.S. dollars for the year.

EUROPEAN STOCKS PERFORMED WELL.

In Europe, stocks performed quite well during the year, rising over 24% for U.S.-based investors despite a strong dollar. Developing countries were strong, such as Portugal, up 48%, and older, more established stock exchanges also posted excellent returns, with Switzerland rising 45%, Italy up 36% and Germany ahead 25%, all measured by Morgan Stanley in U.S. dollars.

European stocks benefited as the movement toward a European economic union fostered less government borrowing and thus lower interest rates, which stimulated the sluggish economies of Germany and France and led to rapid growth in smaller countries on the periphery, such as Ireland.

In addition, corporate restructuring continued to improve productivity, driving double-digit earnings gains. Europe has also been the region least affected by economic turmoil in Asia, its stock prices are less expensive than those in the United States, and Europe is earlier in its economic growth cycle than the United States, which is now in its seventh year of economic recovery.

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FOREIGN MARKETS.

                                                                           1997
                                                                           ----
MSCI Europe Index                                                         24.2%

MSCI World Index                                                          16.2%

MSCI EAFE Index                                                            2.1%

MSCI Japan Index                                                         -23.6%

MSCI Pacific Index                                                       -25.3%

S&P 500 Index                                                             33.4%
--------------------------------------------------------------------------------
SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL.


THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF THE PERFORMANCE OF 1,472 SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORGAN STANLEY COUNTRY INDEXES [EUROPE, ASIA, FAR EAST (EAFE), PACIFIC AND JAPAN] ARE UNMANAGED INDEXES THAT INCLUDE STOCKS MAKING UP THE LARGEST TWO-THIRDS OF EACH COUNTRY'S TOTAL STOCK MARKET CAPITALIZATION. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INDICATIVE OF THE PAST, PRESENT OR FUTURE PERFORMANCE OF ANY SPECIFIC INVESTMENT. INVESTORS CANNOT INVEST DIRECTLY IN STOCK INDEXES.

THE STANDARD & POOR'S 500 IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS, WHICH PROVIDES A BROAD INDICATOR OF STOCK PRICE MOVEMENTS.

1998 Investment Advisor's Outlook


THE ECONOMY

EXPECT SLOWER GROWTH.

Our economists at Prudential forecast slower economic growth plus a slight increase in inflation and unemployment in 1998. They are looking for the U.S. economy to grow slower than 2%, less than half as fast as it grew in 1997. We believe inflation will remain acceptable, but that the Consumer Price Index may rise as much as 2.2%, somewhat faster than 1997's 1.7%. As demand for U.S. exports slows in Asia, unemployment should rise toward 5.5%, up from December's 4.7%.

Prudential's economists expect short-term interest rates to fall by half a percentage point in 1998, and long-term rates to end the year close to where they began -- at around 6%. Our economists forecast that the Federal Reserve Bank will lower interest rates by a quarter of a percentage point in the spring and another quarter point in the summer, bringing the federal funds rate (or overnight bank lending rate) down to 5%. As of this writing in early January, interest rates on government bonds maturing in 10 years or less were priced to yield below 5.50%, the official overnight lending rate.


U.S. STOCKS

WE'RE LOOKING FOR AN AVERAGE YEAR.

We said it last year. And the year before. Each year we've said that surely the U.S. stock market would not rise by 20% again in the following year. But the market has done just that now for three years in a row--for the first time in history. Can this remarkable performance continue? Over the last 70 years, the historical average return for stocks is only about 10.7%. This year, more than ever, we expect that stocks will turn in a performance much closer to average.

We're cautious, conservative investors, so we build our portfolios one stock at a time. This year, with continued economic growth and modest inflation expected, we believe that earnings will be the key force driving stock market performance. We'll be looking even more closely than usual at a company's ability to meet its corporate earnings expectations, because investors have become very unforgiving of even the slightest shortfall in earnings.

In the United States, we are particularly interested in smaller company stocks, because we believe they are very attractively priced, considering their earnings expectations. These stocks have trailed large company stocks for several years now, but small company stocks have historically fared better than larger company stocks.


U.S. BONDS

OFF TO A GREAT START.

The U.S. bond market performed well in the early days of 1998 as the interest rates on the 30-year U.S. Treasury fell to their lowest level since the government first started to sell them regularly in 1977.

Despite the rally, interest rates remain quite favorable when adjusted for inflation. So if we experience slower economic growth and continued low inflation, bond holders may yet enjoy more price appreciation in addition to their coupon income.

We are firm believers in corporate bonds, which we expect will continue to perform well as the economy grows and the effects of the Asian economic crisis are more fully understood in the months ahead. Similarly, we expect certain emerging markets bonds that have been badly beaten down by this crisis to return to more realistic price levels.


FOREIGN STOCKS

WATCHING CLOSELY.

Overseas, we are watching the Asian situation closely, but believe it may be too early to make a substantial commitment there. We are being selective, choosing stocks rather than countries. In Europe, we expect strong economies and stock markets in 1998 as companies there continue to restructure.


--------------------------------------------------------------------------------
A REALITY CHECK.

Stock prices in general have nearly doubled in the last three years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected. Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years returns have been much higher, as the chart below shows.
--------------------------------------------------------------------------------

RETURNS OF THE U.S. STOCK MARKET.
                                      AVERAGE
                                      ANNUAL
                                      RETURN
                                      ------
LAST 70 YEARS
1927-1997                             10.7%

SOURCE: IBBOTSON ASSOCIATES.


LAST THREE YEARS
1995                                  37.4%
1996                                  23.0%
1997                                  33.4%

SOURCE: LIPPER ANALYTICAL SERVICES, INC.


As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

PRUDENTIAL
MONEY MARKET PORTFOLIO


PERFORMANCE SUMMARY.

Emphasizing a combination of very short-term and longer term money market securities during most of the year enabled your Portfolio to return 5.41%, which beat the 5.13% gain of the average money market fund tracked by Lipper Analytical Services. On Dec. 31, your Portfolio's seven-day yield was 5.61%, up from 5.36% on June 30.

We also took advantage of higher yields on one- to three-month money market securities toward the end of the year when the deepening Asian economic crisis pushed up short-term borrowing costs.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.00.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                         ONE      THREE     FIVE       TEN
                                         YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
MONEY MARKET(1)                         5.41%     5.48%     4.68%     5.80%
--------------------------------------------------------------------------------
LIPPER (VIP) MONEY MARKET AVG.(2)       5.13%     5.20%     4.44%     5.55%
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO INCEPTION DATE: 5/13/83.



--------------------------------------------------------------------------------
7-Day Current Net Yields During the Past 12 Months

                                       [GRAPH]

                                       Average
                         Money          Money
                         Market        Market
                       Portfolio(1)    Fund(2)
                       ------------    -------
                           5.15          4.82
Jan '97                    5.23          4.81
                           5.18          4.76
                           5.13          4.76
                           5.13          4.75
Feb                        5.1           4.78
                           5.11          4.75
                           5.11          4.74
                           5.08          4.73
Mar                        5.21          4.75
                           5.08          4.72
                           5.17          4.73
                           5.14          4.74
Apr                        5.16          4.82
                           5.21          4.82
                           6.22          4.64
                           5.18          4.66
                           5.18          4.89
May                        5.19          4.9
                           5.17          4.91
                           5.28          4.92
                           5.31          4.94
Jun                        5.28          4.95
                           5.33          4.94
                           5.39          4.96
                           5.34          4.85
Jul                        5.36          4.96
                           5.36          4.96
                           5.36          4.95
                           5.95          4.94
Aug                        5.34          4.94
                           5.3           4.96
                           5.35          4.93
                           5.35          4.96
                           5.33          4.94
Sept                       5.32          4.95
                           5.33          4.93
                           5.33          4.94
                           5.33          4.94
                           5.33          4.95
Oct                        5.35          4.92
                           5.32          4.9
                           5.32          4.92
                           5.32          4.93
Nov                        5.31          4.95
                           5.32          4.93
                           5.33          4.95
                           5.35          4.96
Dec                        5.37          5
                           5.37          5
                           5.42          5.03
                           5.49          5.06
                           5.61          5.07

--------------------------------------------------------------------------------
Weekly 7-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose First and Second Tier, Money Market Fund.


--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) SOURCE: IBC FINANCIAL DATA, INC. AS OF 12/31/97, BASED ON 285 FUNDS IN THE IBC TAXABLE GENERAL PURPOSE FIRST AND SECOND TIER, MONEY MARKET FUND.



------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
------------------------------

INVESTMENT GOAL
Current income, stability of capital and maintenance of liquidity.


TYPES OF INVESTMENTS
Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.


PERFORMANCE REVIEW.
A BUYING OPPORTUNITY. The U.S. economy raced into 1997, powered by a strong job market and increased spending by consumers. By mid-February, investors began driving up yields on money market securities, because they correctly anticipated that U.S. central bankers would soon increase the federal funds rate to prevent vigorous economic growth from kindling higher inflation. Of course, this market trend provided excellent buying opportunities. We purchased one-year corporate obligations for their higher yields. Concurrently, investing in one-month money market securities enabled us to have cash on hand to buy higher-yielding securities that became available after the federal funds rate rose a quarter percentage point, to 5.50%, on March 25.

STRATEGY SESSION.

THE LONG AND SHORT OF IT.

For the first eight months of the year, we kept your Portfolio's weighted average maturity (WAM) generally longer than that of comparable funds by taking advantage of opportunities to lock in higher yields. Indeed, the one-year London Interbank Offered Rate or LIBOR, a popular global barometer of short-term interest rates, climbed to its highest level of the year at 6.44% on April 28 and remained comfortably above 6% during much of the summer. Emphasizing a mixture of one-month and one-year money market securities (a barbell strategy) insured that we always had money available to buy attractively priced securities when yields spiked higher on concern there could soon be another change in monetary policy.

Some investors looked at subdued inflation, concluding that the Federal Reserve would leave monetary policy unchanged. Still, there were sound reasons to expect a second federal funds rate increase, such as continued strong U.S. economic growth. By late October, we shortened our WAM just in case U.S. central bankers decided to move again in December and to be prepared to exploit an anticipated rise in yields fueled by year-end market pressures. We took advantage of higher yields that resulted from the economic upheaval in Asia. We purchased money market securities maturing in one to three months, which slightly lengthened our WAM in late December.


OUTLOOK
PORTFOLIO MANAGER
MANOLITA BRASIL
FED ON HOLD, FOR NOW.

"I expect the Federal Reserve to leave monetary policy unchanged in the near future because inflation will likely remain subdued due to increased competition from attractively priced Asian imports. But I don't expect the pace of economic activity to slow dramatically, since any decline in our exports to Asian countries will probably have a limited impact on our gross national output. Furthermore, I strongly doubt that U.S. economic growth will slow enough to cause the Federal Reserve to cut the federal funds rate as some Wall Street analysts have recently suggested. With that in mind, I think investors have pushed yields on money market securities too low. So I am wary of purchasing certain short-term securities that are clearly too expensive. Sooner rather than later, I expect to see yields edging higher as more market participants realize the Federal Reserve is not about to ease monetary policy with the unemployment rate below 5 percent."




    [PHOTO]
PORTFOLIO MANAGER
Manolita Brasil


---------------------------------------------------
PORTFOLIO COMPOSITION

                                     as of 12/31/97
                                     --------------
Comm. Paper                                     46%

Other Corp. Oblg.                               13%

Yankee Cert. of Deposit                         13%

Asset-backed                                    11%

Foreign Cert. of Deposit                         6%

Floating/Adj. Rate                               5%

Loan Participations                              4%

U.S. Bank Oblg.                                  2%
---------------------------------------------------
Source: Prudential. Holdings are subject to change.



--------------------------------------------------------------------------------
A WORD ABOUT QUALITY.
AS OF DECEMBER 31, 1997, ALL OF THE PORTFOLIO'S INVESTMENTS WERE RATED IN THE HIGHEST CATEGORY BY AT LEAST TWO MAJOR, INDEPENDENT RATING AGENCIES OR, IF UNRATED, WERE DEEMED TO BE OF EQUIVALENT QUALITY BY OUR CREDIT RESEARCH STAFF. INVESTMENTS DEEMED TO BE OF EQUIVALENT QUALITY THAT WERE NOT RATED WERE SUBJECT TO RATIFICATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL
DIVERSIFIED BOND PORTFOLIO

PERFORMANCE SUMMARY.

Economic upheaval in Asia sparked a sell-off in stocks and emerging market debt securities late in the year, but demand increased for U.S. Treasurys and government agency bonds, which investors viewed as a safe haven from overseas turmoil. Your Portfolio's total return of 8.57% lagged the 10.01% gain of the Lipper (VIP) Corporate BBB Average because of its stake in emerging market bonds of countries such as Russia and Thailand. Our foreign holdings, denominated in U.S. dollars, are the same type of bonds that have helped your Portfolio achieve above benchmark returns in other time periods.

By contrast, a sizable investment in bonds of U.S. media/cable and financial services firms strengthened your Portfolio's performance as a wave of consolidation and fresh investments improved the financial health of several companies in both industries.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.



--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                         ONE      THREE     FIVE       TEN
                                         YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
DIVERSIFIED BOND(1)                      8.57%    11.02%    7.84%     9.24%
--------------------------------------------------------------------------------
LIPPER (VIP) CORP. BBB AVG.(2)          10.01%    10.95%    7.89%     8.90%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE INDEX(3)                9.65%    10.42%    7.48%     9.18%
--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO INCEPTION DATE: 5/13/83.



--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

                      [GRAPH]

                  $24,208       $23,485        $24,051
                Diversified    Lipper(VIP)      Lehman
                   Bond           Corp.       Aggregate
               Portfolio(1)   BBB Avg.(2)     Index(3)
"87"              10000         10000         10000
                  10509.7       10469.2       10498
"88"              10819.4       10755.9       10788.6
                  11789.9       11655.6       11780.6
"89"              12278.4       12004.4       12356.1
                  12548.6       12267.9       12705.8
"90"              13300.4       12748.5       13463.3
                  13898.6       13418.6       14065.2
"91"              15487.1       14910         15617.6
                  15906         15357.1       16040.3
"92"              16599.4       16026.6       16773.8
                  17800.7       17298.7       17930.4
"93"              18280.9       17869.8       18409.2
                  17584.5       17015.9       17697.1
"94"              17690.5       17137.2       17872.2
                  19827.7       19288         19917.6
"95"              21358         20629.3       21174
                  21030         20230.5       20916.8
"96"              22297         21326.4       21942.7
                  23212.9       22007.8       22621.5
"97"              24207.5       23485         24061.2

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) CORPORATE BBB AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
------------------------------

INVESTMENT GOAL
High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS
U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE
This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

PERFORMANCE REVIEW.

ASIAN WHIRLWIND. The federal funds rate was raised by a quarter percentage point, to 5.50%, in March to prevent the economy from racing ahead and increasing inflation, which would erode the value of a bond's fixed interest and principal payments. By mid-April, however, investors began to drive bond prices higher (and yields lower), because inflationary pressures remained unusually subdued.

The bond rally stayed on track during the summer, but an economic whirlwind out of Asia shook global financial markets in October. Prices of U.S. Treasurys and government agency debt securities surged, while emerging market bond prices tumbled as investors feared other developing nations might suffer the same fate as countries like Thailand and Indonesia.

STRATEGY SESSION.

TROUBLE ON DISTANT SHORES. Our holdings in emerging markets bonds of Latin American and Asian countries initially aided your Portfolio's performance. Reduced inflation estimates for some Latin American nations encouraged investors, as did plans for tax reform legislation in Russia. Nevertheless, negative developments in countries such as Indonesia and Thailand took center stage, igniting a broad sell-off in emerging markets bonds.

The deepening economic crisis in Asia sent cash flowing into U.S. government securities as investors sold stocks and emerging markets bonds. Asian economic problems had been brewing for some time, but the full extent of the crisis came to light only in October, when investors feared that countries such as South Korea could have been teetering on the brink of economic collapse, partly because of imprudent lending practices of Asian banks.

ON SOLID GROUND AT HOME. While some U.S. corporate bond prices declined, gains were recorded in other sectors such as financial services and media/cable. For example, Salomon Inc. bonds rallied following the announcement that it would soon be acquired by financial services giant Travelers Group, and our holdings in Time Warner and Tele-Communications Inc., also posted impressive gains as their financial positions improved.


PORTFOLIO MANAGER
Barbara Kenworthy

BOND YIELDS COULD DRIFT LOWER.

"We expect prices on U.S. Treasury securities to trade in a fairly tight range, with the yield on the 30-year benchmark bond varying between 5.50% and 6.50%. Continued low inflation and a possible government surplus should support bond prices. In addition, competition from cheaper Asian imports will probably help keep inflation in check in the United States. Bond yields could drift still lower, but it's quite possible that most of the good news has already been factored into prices of U.S. Treasurys.

"Last year's sell-off in emerging markets bonds seems to have been too severe. We are seeing new buying interest in 1998 as investors hope for economic stability as a result of reforms initiated in some countries. Meanwhile, issuance of new U.S. corporate bonds has increased as companies rush to take advantage of lower borrowing costs. Investors, however, are hunting for value in the market, and generally like what they see in corporate profits. The incremental yield over Treasurys provided by corporate bonds should attract investors."


    [PHOTO]
PORTFOLIO MANAGER
Barbara Kenworthy

---------------------------------------------------
PORTFOLIO COMPOSITION
                                as of 12/31/97
                                --------------
U.S. Corporates                            64%

Foreign (US$)                              22%

Cash                                        5%

Mortgages                                   3%

Asset-backed                                3%

U.S. Treasurys                              2%

U.S. Gov't. Agencies                        1%
---------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

---------------------------------------------------
Credit Quality
                                as of 12/31/97
                                --------------
U.S. Gov't. Agencies                        3%
AAA                                         5%
AA                                          3%
A                                          22%
BBB                                        51%
BB                                         10%
B                                           1%
Cash                                        5%
Avg. Credit Quality                        BBB

Duration                            5.46 Years
Avg. Maturity                      15.64 Years
---------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL
GOVERNMENT INCOME PORTFOLIO


PERFORMANCE SUMMARY.

Your Portfolio returned 9.67% for the year, surpassing the 8.78% gain of the Lipper (VIP) General U.S. Government Average, by heavily investing in debt securities of the U.S. government and its agencies, particularly during the latter part of the year when investors sought refuge from Asian economic turmoil.

The Portfolio also benefited from holding mortgage backed securities and asset backed securities, which, along with government agency bonds, provided incremental yield over U.S. Treasurys.

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage backed bonds entail additional prepayment and extension risk.
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                         ONE      THREE     FIVE       TEN
                                         YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
GOVERNMENT INCOME(1)                    9.67%    10.23%     7.41%     8.85%
--------------------------------------------------------------------------------
LIPPER (VIP) GEN. U.S. GOV'T. AVG.(2)   8.78%     9.36%     6.72%     8.61%
--------------------------------------------------------------------------------
LEHMAN GOV'T. INDEX(3)                  9.59%    10.05%     7.34%     9.06%
--------------------------------------------------------------------------------
GOVERNMENT INCOME PORTFOLIO INCEPTION DATE: 5/1/89.

--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

                        [GRAPH]

                 $20,850       $20,469      $21,198
               Government   Lipper (VIP)    Lehman
                 Income     General U.S.    Gov't
              Portfolio(1)  Gov't Avg.(2)  Index(3)
                10000         10000         10000
                10714.8       10543.6       10577.3
"89"            11159.2       10975         11065.2
                11288.2       11192.7       11309.9
"90"            11866.1       11846.2       12029.8
                12118.4       12296         12456.2
"91"            13776.8       13744.1       13872.3
                13877         14059.6       14168.6
"92"            14583.3       14726         14874.8
                15907.6       15802.9       15996.5
"93"            16415.3       16151.5       16460.2
                16495.4       15394.5       15782.7
"94"            15567.7       15517         15904.6
                17432.1       17247.5       17685.9
"95"            18599.6       18338.6       18821.7
                18147.7       17960.6       18484
"96"            19012         18806.2       19343.3
                19512.1       19306         19851.3
"97"            20850         20468.8       21198

--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/89.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GENERAL U.S. GOVERNMENT AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL INTEREST, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LGI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LGI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
------------------------------

INVESTMENT GOAL
High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS
Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasurys and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

INVESTMENT STYLE
This Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

PERFORMANCE REVIEW.
THE RIGHT STUFF. The Federal Reserve raised the federal funds rate in March to cool off the U.S. economy. At first, investors who expected a second change in monetary policy continued to push bond prices lower (and yields higher) until it became clear that inflationary pressures remained tame. Then bonds began to rally in the spring.

Gains on U.S. government securities accelerated in autumn as concern about an Asian economic crisis increased demand for Treasurys and government agency bonds, which are considered to be among the most creditworthy debt securities. We owned the right stuff, as your Portfolio held substantial positions in both.

STRATEGY SESSION.

FLIGHT TO QUALITY. During the early months of 1997, our strategy centered on earning incremental yield over Treasurys by investing in mortgage backed securities, asset backed securities and government agency bonds such as those of the Small Business Administration. Holding mortgage backed securities worked especially well earlier in the year because bond prices remained in a range. As a result, there was less risk that mortgage backed securities would be retired early because of a sharp drop in long-term interest rates prompting consumers to pay off their home loans ahead of schedule.

During the latter part of the year, the market changed. The deepening economic crisis in Asia sent cash flowing into safer U.S. government securities as investors sold stocks and emerging markets debt bonds. Asian economic problems had been developing for some time, but the full extent of the crisis did not come to light until October, when investors learned that countries such as South Korea were nearing economic collapse, partly because of imprudent lending practices of Asian banks.

The Dow Jones Industrial Average plunged a record 554 points on October 27. Meanwhile, prices of Treasurys continued to soar so that the 30-year benchmark bond yield tumbled to 5.87% on December 23, its lowest level of the year. We were advantageously positioned, because Treasurys and U.S. government agency debt securities accounted for a combined 60% of the Portfolio's total investments during the final three months of the year.


OUTLOOK

PORTFOLIO MANAGER
BARBARA KENWORTHY

YIELDS VOLATILE, BUT WITHIN A RANGE.

"We expect prices on U.S. Treasury securities to trade in a fairly tight range, with the yield on the 30-year benchmark bond varying between 5.50% and 6.50%. Continued low inflation and a possible government surplus should support bond prices. In addition, competition from cheaper Asian imports will probably help keep inflation in check in the United States. Bond prices could drift still lower, but it's quite possible that most of the good news has already been factored into prices of U.S. Treasurys.

"One major factor influencing Treasury prices this year will be the Asian economic crisis. Should the news worsen, look for bond prices to rise as investors move their assets into these safer securities. But as the outlook for the Asian economies inevitably improves, we expect bond prices will work their way somewhat lower. In mid-January, it appeared that most of the good news was priced in Treasuries.

"Finally, mortgage backed securities may not perform as well as in 1997 if consumers take advantage of lower absolute interest rates by rushing to refinance home loans."


[PHOTO]

PORTFOLIO MANAGER
BARBARA KENWORTHY


---------------------------------------
PORTFOLIO COMPOSITION

                         as of 12/31/97
                         --------------
U.S. Treasurys                      33%
U.S. Gov't. Agencies                28%
Mortgages                           25%
Asset-backed                         6%
Cash                                 4%
CMOs                                 2%
Corporates                           2%
---------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


---------------------------------------
CREDIT QUALITY
                         as of 12/31/97
                         --------------
U.S. Gov't. Agencies                62%
AAA                                 32%
AA                                   2%
Cash                                 4%

Avg. Credit Quality                 AAA
Duration                     4.96 Years
Avg. Maturity                8.40 Years
---------------------------------------

SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL
ZERO COUPON BOND 2000 PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio's annual return of 7.17% trailed the Lipper (VIP) Target Maturity Average of 9.58%, because short-term bonds lagged price increases on long-term U.S. Treasurys and government agency bonds.

Although your Portfolio held nearly 100% of total investments in Treasurys and government agency zero coupon bonds, most of its holdings must mature within two years of 2000. As bond prices climbed (and yields tumbled), long-term zero coupon bonds appreciated more rapidly, because their prices were typically at deeper discounts to face value than bonds with shorter maturities.

Bond prices declined initially as investors correctly anticipated a federal funds rate increase in March. When deepening Asian economic turmoil spurred demand for Treasurys in October, long-term bond prices soared and yields fell below 6% by year-end.



---------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                        ONE       THREE     FIVE       TEN
                                        YEAR      YEARS     YEARS     YEARS
---------------------------------------------------------------------------
Zero Coupon 2000(1)                     7.17%      9.77%    7.36%     10.19%
---------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg.(2)        9.58%     11.61%    8.32%     10.16%
---------------------------------------------------------------------------
Lehman Gov't. Index(3)                  9.59%     10.05%    7.34%      8.88%
---------------------------------------------------------------------------
ZERO COUPON 2000 INCEPTION DATE: 2/12/86.


--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

               $26,391 Zero Coupon      $26,391 Lipper (VIP)     $23,421 Lehman
                2000 Portfolio (1)      Target Mat. Avg. (2)     Gov't. Index(3)
"87"                 10000                    10000                 10000
                     10697.2                  10720.5               10426.7
"88"                 11157.1                  11190.1               10703.1
                     12901.1                  12946.5               11686.6
"89"                 13430.8                  13504                 12225.7
                     13275.3                  13352.3               12496
"90"                 14116.7                  14248.6               13291.4
                     14467.5                  14575.3               13762.5
"91"                 17040.6                  17187.6               15327.1
                     17147.4                  17257.7               15654.5
"92"                 18505.2                  18629.3               16434.8
                     20836.1                  20923.2               17674.1
"93"                 21493.8                  21533.3               18186.5
                     19979.6                  20047.5               17437.9
"94"                 19951.4                  20008.2               17572.6
                     22802                    22817                 19540.7
"95"                 25253.6                  24153.4               20795.6
                     23639.5                  23579.6               20422.5
"96"                 24625.3                  24569.4               21371.9
                     25145.2                  25110.6               21933.2
"97"                 26390.6                  26390.6               23421.2
--------------------------------------------------------------------------------

+    NOT AVAILABLE IN ALL CONTRACTS.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) TARGET MATURITY AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LGI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LGI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------
[CHART]


LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------


INVESTMENT GOAL
Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS
Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE
The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2000.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

A TAD TOO SHORT. In early spring, the yield on U.S. Treasurys maturing in five years rose to 6.85%, as some investors thought a second federal funds rate increase was necessary to keep from igniting higher inflation. As it turned out, inflation inched up by only 1.7% in 1997, the lowest in 11 years. Encouraged by this trend, investors began to push bond prices higher and yields lower in late April.

By December 23, the yield on five-year U.S. Treasurys had fallen to the lowest level of the year at 5.68%, as skittish investors sold emerging markets stocks and bonds and bought Treasurys and government agency debt securities. Your Portfolio appreciated, but its gains were limited by the comparatively short-term maturity of its bonds, dictated by the nature of the Portfolio.

PRUDENTIAL
ZERO COUPON BOND 2005 PORTFOLIO

PERFORMANCE SUMMARY.

A strong rally late in the year swept prices of U.S. Treasurys and government agency bonds higher as jittery investors sought a safe haven from Asian economic upheaval. Your Portfolio's annual return of 11.18% beat the Lipper
(VIP) Target Maturity Average of 9.58%, because our longer-term zero coupon bonds appreciated faster than bonds with shorter maturities. Long-term zero coupon bonds rise rapidly when yields decline, because their prices typically trade at deep discounts to face value.

We were well positioned to benefit from the market rally. Still, the first months of 1997 were challenging, because bond prices fell (and yields rose) as some investors worried that robust U.S. economic growth could spark higher inflation. Their worries proved groundless, however, and bond prices began to climb by mid-April. Concern about Asian economic turbulence accelerated U.S. government bond gains in the autumn.


---------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                        ONE       THREE     FIVE     SINCE
                                        YEAR      YEARS     YEARS  INCEPTION+
---------------------------------------------------------------------------
Zero Coupon 2005(1)                     11.18%    13.21%    9.85%     10.81%
---------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg.(2)         9.58%    11.61%    8.32%     10.25%
---------------------------------------------------------------------------
Lehman Gov't. Index(3)                   9.59%    10.05%    7.34%      9.06%
---------------------------------------------------------------------------
ZERO COUPON 2005 INCEPTION DATE: 5/1/89.



-------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

               $24,331 Zero Coupon      $23,587 Lipper (VIP)     $21,198 Lehman
                2005 Portfolio (1)      Target Mat. Avg. (2)     Gov't. Index(3)

                    10788.7                  11031.3                10577.3
"89"                11166.6                  11460.5                11065.2
                    10878.6                  11251.3                11309.9
"90"                11453.2                  12008.5                12029.8
                    11604.4                  12182.6                12456.2
"91"                13872.6                  14432.8                13872.3
                    13788.9                  14472.4                14168.6
"92"                15212.8                  15710                  14874.8
                    17741.8                  17786.9                15996.5
"93"                18550.1                  18447.6                16460.2
                    16666.8                  16998.7                15782.7
"94"                16768.2                  17041.3                15904.6
                    20121                    19706.1                17685.9
"95"                22108.6                  21256.7                18821.7
                    20589.8                  20403.1                18484
"96"                21884.8                  21478.8                19343.3
                    22316.3                  21953                  19851.3
"97"                24330.9                  23586.7                21198
-------------------------------------------------------------------------------



+    NOT AVAILABLE IN ALL CONTRACTS.

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/89.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) TARGET MATURITY AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LGI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LGI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------
[CHART]


LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------

INVESTMENT GOAL
Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS
Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE
The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2005.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

A SOLID SECOND HALF. The federal funds rate was increased in March to slow brisk U.S. economic growth and ward off the potential for higher inflation. Because some investors believed a second rate increase was necessary, they pushed bond prices lower until the 30-year benchmark Treasury bond yield rose on April 14 to 7.16%, its highest level of the year.

The rally in Treasurys and government agency bonds gained momentum in October, fueled by concern about Asian economic turmoil. Your Portfolio reaped solid gains during the second half of the year, given the maturity dictated by the nature of the Portfolio.

PRUDENTIAL
CONSERVATIVE BALANCED PORTFOLIO

PERFORMANCE SUMMARY.

It was the third consecutive extraordinary year for both stocks and bonds. Your Portfolio -- which invests in a conservative mix of bonds, stocks and money market securities -- gained 13.45%. It trailed the 18.95% return of the Lipper (VIP) Balanced Fund Average, because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than typical balanced portfolios. In addition, a financial crisis in Asia led U.S. investors to turn to stocks of the most familiar, and larger, companies and to U.S. Treasury bonds. This move produced a sharp reversal in the fourth quarter of the relative strength of the smaller and mid-sized stocks that had provided an extra lift to our earnings earlier in the year. It also severely limited the gains on our bond holdings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.


---------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                        ONE       THREE     FIVE       TEN
                                        YEAR      YEARS     YEARS     YEARS
---------------------------------------------------------------------------
Conservative Balanced(1)                13.45%    14.43%    10.74%    11.15%
---------------------------------------------------------------------------
Lipper (VIP) Balanced Avg.(2)           18.95%    18.16%    12.34%    12.31%
---------------------------------------------------------------------------
S&P 500(3)                              33.35%    31.13%    20.25%    18.02%
---------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)        9.76%    10.43%     7.61%     9.14%
---------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO INCEPTION DATE: 5/13/83.



-------------------------------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

                                                                 $23,988 Lehman
               $28,771 Conservative     $31,981 Lipper (VIP)     Gov't./Corp. Bond
               Balanced Portfolio (1)     Balanced Avg. (2)      Index (4)           $52,448 S&P 500 (3)

"87"                10000                    10000                    10000               10000
                    10809.7                  11120.4                  10460               11269.6
"88"                11018.7                  11451                    10758               11656.2
                    11962.2                  12691.7                  11750.9             13582.1
"89"                12889.8                  13402.8                  12289.3             15343.3
                    13323.4                  13604.8                  12586.2             15815.7
"90"                13569.1                  13476.2                  13307.4             14866.3
                    14677                    14640.1                  13872.5             16981.5
"91"                16158                    16368.4                  15453.3             19385.6
                    16302                    16586.3                  15837.9             19255.4
"92"                17281.3                  17799.8                  16624.9             20860.5
                    18633.5                  18736                    17920.2             21875.2
"93"                19388.5                  19731.1                  18458.8             22958.4
                    18936.9                  19017.4                  17658.5             22181.6
"94"                19201.4                  19382.9                  17811.2             23260
                    21090.2                  22004.7                  19912               27955.2
"95"                22517.8                  23959.4                  21238.5             31990.3
                    23653.2                  25064.1                  20839.1             35217.8
"96"                25360.8                  27023.1                  21855               39330.5
                    27337.7                  29734.6                  22454.8             47431.5
"97"                28770.9                  31980.7                  23987.5             52447.6
-------------------------------------------------------------------------------------------------------



(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) BALANCED AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

(4) THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS COMPRISED OF GOVERNMENT AND CORPORATE BONDS. THE INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE INDEX MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LEHMAN GOV'T./CORP. BOND INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------
[CHART]


LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------

INVESTMENT GOAL
Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

WE THOUGHT 1997 WOULD BE A GOOD YEAR FOR BONDS. So we reallocated about 25% of our assets from lower yielding money market instrument to intermediate bonds. They performed well in 1997 and provided a return approaching that of our long-term bonds. Our bonds included some southeastern Asian debt, which reduced our returns in the fourth quarter.

In our stock portfolio, we increased diversification at mid-year to reduce volatility. To our value stocks (stocks trading at low prices compared to their underlying business strength), we added growth stocks (stocks with particularly strong earnings prospects). However, we held more smaller and mid-sized companies than the S&P 500, and this year's disappointing returns for stocks of smaller companies caused our stock portfolio to lag the broader market.

STRATEGY SESSION.

THE IMPACT OF THE ASIAN CRISIS. Economic and financial market conditions in Asia had a large impact on global security markets in the latter part of 1997 and we are making decisions to protect your Portfolio in 1998. We believe the turmoil in Southeast Asia will have a detrimental impact on the profits of U.S. companies. However, we believe this Portfolio's conservative guidelines do not require lower exposure to stocks except in severe bear markets, which we do not expect in 1998. Unless we see a prospect of rising interest rates, we will continue our present allocation of intermediate bonds.

ON STOCKS. In our stock portion of the Portfolio, our growth stock purchases are focusing on industries that are relatively protected from a slowing economy, such as health care and food and drug retailers. We also believe investors overreacted to the impact of the Asian economic crisis on technology stocks, so we took advantage of lower prices in the fourth quarter of 1997 to add to our holdings. One of the focuses of our value stocks was industrials. The earnings of industrial companies tend to vary with the rate of economic growth, so their stock prices suffered in the last quarter of 1997. However, these companies have improved their profitability since the beginning of this economic cycle and we believe they are better positioned to withstand a downturn than previously. They were inexpensive when we bought them and now are the best-priced sector of the market. We think their earnings will beat expectations and stock prices will rise.

AND ON BONDS. Although we expect emerging markets bonds to recover somewhat, we do not expect enough bounce to warrant an increased exposure. We are reducing our holdings as we see a return to fair value. We also expect to reduce our holdings of corporate bonds, as they no longer provide enough return advantage over Treasurys to warrant a significant over-weighting.


OUTLOOK
PORTFOLIO MANAGER
MARK STUMPP

VALUE AND GROWTH.

"Nineteen ninety-seven marked the third consecutive year of outstanding stock market returns. Investors tend to extrapolate the recent past into the future: many market participants are convinced that the rally can proceed indefinitely. For example, analysts currently project that corporate earnings will grow at an annual rate of nearly 14% over the next five years. When adjusted for today's low rate of inflation, that's the highest rate of growth on record. (Earnings grew only 7.8% a year between 1982 and 1996, and have averaged 7.6% a year over the past 75 years.) With the expanding recessions in Asia, and most of the gains from corporate cost-cutting already achieved, we believe that earnings will tend to disappoint in 1998. We do not foresee a bear market but do expect continued volatility and performance more consistent with the historical norm."


PORTFOLIO MANAGERS

[PHOTO]
MARK STUMPP

[PHOTO]
WARREN E. SPITZ

[PHOTO]
PATRICIA A. BANNAN

[PHOTO]
TONY RODRIGUEZ



---------------------------------------
PORTFOLIO COMPOSITION

                         as of 12/31/97
                         --------------
Bonds                               59%
Stocks                              34%
Money Market                         7%


---------------------------------------
TOP SECTORS - STOCKS

                         as of 12/31/97
                         --------------
Consumer Growth                   32.8%
Technology                        16.4%
Industrials                       15.8%
Finance                           12.4%
Consumer Cyclical                 11.7%
Energy                             8.4%
Utilities                          2.5%


TOP SECTORS - BONDS

                         as of 12/31/97
                         --------------
Industrials                       44.5%
Foreign (US$)                     21.1%
Financial                         20.8%
Other                              8.6%
U.S. Treasurys                     5.0%
---------------------------------------

SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL
FLEXIBLE MANAGED PORTFOLIO


PERFORMANCE SUMMARY.

It was the third consecutive extraordinary year for both stocks and bonds. Your Portfolio -- which invests in a mix of stocks, bonds and money market securities -- gained 17.96%, an excellent return for a balanced portfolio. However, it slightly trailed the 18.92% return of the Lipper (VIP) Flexible Average, because a financial crisis in Asia led U.S. investors to turn to stocks of the most familiar, and larger, companies and to U.S. Treasury bonds. This move produced a sharp reversal in the fourth quarter of the relative strength of the smaller and mid-sized stocks that had provided an extra lift to our earnings earlier in the year. It also severely limited the gains on our bond holdings. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.


---------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                        ONE       THREE     FIVE       TEN
                                        YEAR      YEARS     YEARS     YEARS
---------------------------------------------------------------------------
Flexible Managed(1)                     17.96%    18.49%    13.25%    13.41%
---------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)           18.92%    18.75%    13.00%     2.87%
---------------------------------------------------------------------------
S&P 500(3)                              33.35%    31.13%    20.25%    18.02%
---------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)        9.76%    10.43%     7.61%     9.14%
---------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO INCEPTION DATE: 5/13/83.


------------------------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS


                                                                 $23,988 Lehman
               $33,796 Lipper           $35,194 Flexible         Gov't./Corp. Bond    $52,448 S&P
               (VIP) Flexible Avg.(2)   Managed Portfolio(1)    Index(4)            500(3)
"87"                10000                    10000                    10000            10000
                    10819.4                  11084.3                  10460            11269.6
"88"                11031.9                  11282.4                  10758            11656.2
                    12210.4                  12663.2                  11750.9          13582.1
"89"                13236.4                  13738.2                  12289.3          15343.3
                    13614.3                  14009.9                  12586.2          15815.7
"90"                13424.9                  14000.8                  13307.4          14866.3
                    14804.7                  15219.2                  13872.5          16981.5
"91"                16839.7                  17561.8                  15453.3          19385.6
                    16708.1                  17181.7                  15837.9          19255.4
"92"                18028.7                  18897.9                  16624.9          20860.5
                    19244.5                  20582.5                  17920.2          21875.2
"93"                20288.9                  21841.9                  18458.8          22958.4
                    19365.8                  20651.1                  17658.5          22181.6
"94"                19871.2                  21150.8                  17811.2          23260
                    22551.5                  23722.9                  19912            27955.2
"95"                24758.3                  26254.8                  21238.5          31990.3
                    26181.9                  27595.6                  20839.1          35217.8
"96"                28364.9                  29834.9                  21855            39330.5
                    31229.3                  32856.9                  22454.8          47431.5
"97"                33796                    35194.3                  29867.5          52447.6
------------------------------------------------------------------------------------------------


(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) FLEXIBLE AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

(4) THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS COMPRISED OF GOVERNMENT AND CORPORATE BONDS. THE INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE INDEX MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LEHMAN GOV'T./CORP. BOND INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------


INVESTMENT GOAL
High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

WE STUCK WITH STOCKS. Despite the pessimistic outlook our decision proved to be right. In the bond portfolio we favored higher-yielding corporate securities over lower-yielding Treasury bonds.

There were some disappointments, however. Although our bond portfolio outpaced the Lehman Aggregate Bond Index, exposure to southeastern Asian debt erased some of our early gains. In mid-year, we diversified our stock portfolio to reduce overall volatility. To our growth stocks (stocks with particularly strong earnings prospects), we added value stocks (stocks trading at low prices compared to their underlying business strength). However, we held more smaller and mid-sized companies than the S&P 500, and this year's disappointing returns for stocks of smaller companies caused our stock portfolio to lag.

STRATEGY SESSION.
THE IMPACT OF THE ASIAN CRISIS. Economic and financial market conditions in Asia had a large impact on global security markets in the latter part of 1997 and we are making decisions to protect your Portfolio in 1998. We believe the turmoil in southeast Asia will have a detrimental impact on the profits of U.S. companies. With stock prices high even on the assumption that profits will continue to grow rapidly, we have slightly reduced our allocation to stocks and shifted some assets into bonds. We will become more defensive if earnings trail expectations over the course of the year.

ON STOCKS. In our stock portion of the Portfolio, one focus of our value stocks was industrials. The earnings of industrial companies tend to vary with the rate of economic growth, so their stock prices suffered in the last quarter of 1997. However, these companies have improved their profitability since the beginning of this economic cycle and we believe they are better positioned to withstand a downturn than previously. They already were inexpensive when we bought them and they now are the best-priced sector of the market. We think their earnings will beat expectations and stock prices will rise. Our growth stock purchases are focusing on industries that are relatively protected from a slowing economy, such as health care and food and drug retailers.

AND ON BONDS. Although we expect emerging markets bonds to recover somewhat, we do not expect enough bounce to warrant an increased exposure. We are reducing our holdings as we see a return to fair value. We also expect to reduce our holdings of corporate bonds, as they no longer provide enough return over Treasurys to warrant a significant over-weighting.



OUTLOOK


PORTFOLIO MANAGER
MARK STUMPP

VALUE AND GROWTH.

"Nineteen ninety-seven marked the third consecutive year of outstanding stock market returns. Investors tend to extrapolate the recent past into the future: many market participants are convinced that the rally can proceed indefinitely. For example, analysts currently project that corporate earnings will grow at an annual rate of nearly 14% over the next five years. When adjusted for today's low rate of inflation, that's the highest rate of growth on record. (Earnings grew only 7.8% a year between 1982 and 1996, and have averaged 7.6% a year over the past 75 years.) With the expanding recessions in Asia, and most of the gains from corporate cost-cutting already achieved, we believe that earnings will tend to disappoint in 1998. We do not foresee a bear market but do expect continued volatility and performance more consistent with the historical norm."


                                  PORTFOLIO MANAGERS

                                       [PHOTO]
                                     Mark Stumpp


                             [PHOTO]              [PHOTO]
                        Patricia A. Bannan     Warren E. Spitz


                                       [PHOTO]
                                    Tony Rodriguez


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                                    as of 12/31/97
                                    --------------

Stocks                                       58%

Bonds                                        36%

Money Market                                  6%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TOP SECTORS - STOCKS
                                    as of 12/31/97
                                    --------------
Consumer Growth                              25.8%
Industrials                                  21.2%
Finance                                      14.3%
Consumer Cyclical                            14.1%
Technology                                   12.6%
Energy                                       10.0%
Utilities                                     2.0%

TOP SECTORS - BONDS

                                    as of 12/31/97
                                    --------------
Industrials                                  45.7%
Foreign (US$)                                26.5%
Financial                                    19.2%
Other                                         7.1%
Utilities                                     1.5%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL


HIGH YIELD BOND PORTFOLIO


PERFORMANCE SUMMARY.

Your Portfolio's total return of 13.78% exceeded the 13.41% gain on the average high yield bond fund tracked by Lipper Analytical Services, because consolidation and improving business conditions in the cable television and communications industries bolstered the prices of several of our holdings.

Your Portfolio performed well because it had limited exposure to emerging markets bonds, which declined late in the year as investors grew increasingly concerned about the possibility of an economic upheaval in Asia.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                     ONE     THREE      FIVE      TEN
                                    YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
HIGH YIELD BOND(1)                 13.78%   14.21%    11.57%     10.68%
--------------------------------------------------------------------------------
LIPPER (VIP) HIGH YIELD AVG.(2)    13.41%   15.01%    11.71%     11.33%
--------------------------------------------------------------------------------
LEHMAN HIGH YIELD INDEX(3)         12.76%   14.38%    11.64%     11.65%
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO INCEPTION DATE: 2/23/87.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS



       $27,602 High Yield Bond Portfolio(1)  $29,420 Lipper (VIP) High Current Yield Avg.(2)   $30,109 Lehman High Yield Index
"87"                  10000                                     10000                                       10000
                      10844.7                                   10878.5                                     10810.1
"88"                  11317.3                                   11300                                       11253.2
                      11825.8                                   11926.5                                     11801.5
"89"                  11084.9                                   11511.3                                     11347
                      11212.2                                   11700.5                                     11630
"90"                   9772.03                                  10827.8                                     10259
                      12257.2                                   13035.8                                     13296
"91"                  13598.6                                   14526.9                                     14996.9
                      15059.6                                   15986.5                                     16549.1
"92"                  15984.5                                   16844.3                                     17359.2
                      17800.2                                   18771.1                                     19188.7
"93"                  19063.5                                   20008                                       20330.4
                      18833.9                                   19487.3                                     19869.6
"94"                  18524.6                                   19344.9                                     20121.1
                      20290.7                                   21470.7                                     22618.4
"95"                  21778.2                                   22959.9                                     23979.1
                      22820.3                                   24049.1                                     24808.1
"96"                  24258.7                                   26030.3                                     26701.1
                      25684                                     27562.5                                     28254.4
"97"                  27602.4                                   29419.6                                     30109.1



1 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

2 THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) HIGH CURRENT YIELD AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

3 THE LEHMAN HIGH YIELD INDEX (LHYI) IS COMPRISED OF OVER 700 NON-INVESTMENT GRADE BONDS. THE LHYI IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LHYI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LHYI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [PIE CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK

--------------------------------------------------------------------------------

INVESTMENT GOAL

High total return.

TYPES OF INVESTMENTS

Primarily non-investment grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


PERFORMANCE REVIEW.

ABOVE THE FRAY. High yield or junk bond prices fell early in the year as investors correctly anticipated a federal funds rate increase in March to slow U.S. economic growth and prevent higher inflation, which erodes the value of a bond's fixed interest and principal payments. But because inflation remained surprisingly subdued, bonds, including junk bonds, began to rally in the spring. Solid economic growth combined with banks' willingness to lend money allowed the default rate of high yield bond companies to stay below historic averages, reassuring investors.

In the autumn, emerging markets bonds tumbled as investors feared other developing countries might suffer the same fate as Southeast Asian nations. Your Portfolio remained above the fray partly because it held few emerging markets bonds.

STRATEGY SESSION.

A BANNER YEAR. By several measures, junk bonds enjoyed a good year in 1997. Returns on high yield bonds led all other sectors of the U.S. bond market as brisk economic growth fed corporate profits. Investors, hungry for higher yields, bought a record $138 billion of newly issued junk bonds during the reporting period. Demand was so strong that the difference between yields of junk bonds and Treasury securities declined to an all-time low in October, indicating that investors were willing to accept a smaller reward for taking a chance on high yield bonds.

WE GOT THE PICTURE. We focused on the cable television industry, where Microsoft's $1 billion investment in Comcast helped to enhance the value of cable television bonds. Similarly, Cablevision Systems bonds gained after an announcement that Tele-Communications and News Corp. planned to pay $850 million for a 40% stake in the sports television business of Cablevision Systems to create a national chain of cable television sports channels. We held bonds that benefited from both of these developments.

Among satellite television companies, Echostar Communications had a prosperous year, even though News Corp. backed away from a proposed merger with the firm. Since the merger agreement fell through, the nation's fastest-growing provider of satellite television has raised more than $690 million in debt and stock to help finance its plans. Furthermore, Echostar passed the 1 million subscriber level after adding approximately 700,000 new subscribers in 1997, its first full year of operation.

OUTLOOK


PORTFOLIO MANAGER
GEORGE W. EDWARDS, CFA

CUTTING HERE, ADDING THERE.

"We still like the communications sector of the high yield bond market, because of its extremely positive business fundamentals, including a regulatory environment that supports new competition and growing demand for telecommunications services that more than offsets lower prices in the industry. However, we are aware of the possibility that a deluge of new bond issues in that industry could weaken prices of outstanding bonds.

"We are also carefully monitoring the Portfolio just in case economic growth slows and causes the credit quality of our bonds to deteriorate."



                                       [PHOTO]
                                  PORTFOLIO MANAGER
                                George W. Edwards, CFA



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP INDUSTRIES

                               as of 12/31/97
                               --------------
Communications                          18.7%

Consumer Cyclical                        9.2%

Retail                                   8.4%

Paper/Packaging                          7.1%

Gaming                                   6.4%


TOP ISSUERS

                               as of 12/31/97
                               --------------
New Sassco                               1.4%

EchoStar                                 1.4%

Gaylord Container Corp.                  1.2%

Dade International Inc.                  1.2%

Duane Reed Corp.                         1.2%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT QUALITY

                               as of 12/31/97
                               --------------
Ba                                         8%

B                                         49%

Caa                                       12%

Ca                                         1%

Nonrated                                  22%

Equity/Other                               7%

Cash                                       1%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL


STOCK INDEX PORTFOLIO


PERFORMANCE SUMMARY.

Your Portfolio finished 1997 with a return of 32.83%, culminating an unprecedented three-year run of above-20% returns.

Stock prices recovered from each of three significant drops during the year: one in the spring sparked by rising interest rates and two in August and October driven primarily by concern that today's high corporate earnings could not be sustained. But the U.S. economy proved surprisingly resilient and continued to grow at a moderate rate, with extraordinarily low inflation and unemployment. Nonetheless, we think investors should not expect a continuation of the exceptional returns of the past three years.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                          ONE     THREE      FIVE      TEN
                                         YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO(1)               32.83%    30.67%    19.84%    17.47%
--------------------------------------------------------------------------------
LIPPER (VIP) S&P 500 INDEX AVG.(2)     32.55%    30.57%    19.81%    17.52%
--------------------------------------------------------------------------------
S&P 500(3)                             33.35%    31.13%    20.25%    18.02%
--------------------------------------------------------------------------------

STOCK INDEX PORTFOLIO INCEPTION DATE: 10/19/87.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS



       $52,448 S&P 500(3)    $50,209 Lipper (VIP) S&P 500 Index Avg.(2)    $50,035 Stock Index Portfolio(1)
"87"       10000                              10000                                   10000
           11269.6                            11349.5                                 11159.3
"88"       11656.2                            11682.8                                 11543.8
           13582.1                            13482                                   13408.7
"89"       15343.3                            15150.2                                 15114.2
           15815.7                            15474.2                                 15519.2
"90"       14866.3                            14494.5                                 14564.7
           16981.5                            16650.7                                 16595.7
"91"       19385.6                            18906.8                                 18893.7
           19255.4                            18727.6                                 18726.6
"92"       20860.5                            20300.3                                 20241.7
           21875.2                            21388.3                                 21181.9
"93"       22958.4                            22422.2                                 22198.5
           22181.6                            21640.1                                 21413.6
"94"       23260                              22614.7                                 22422.2
           27955.2                            27110.7                                 26899.3
"95"       31990.3                            30936.8                                 30732.7
           35217.8                            33997.5                                 33789.5
"96"       39330.5                            37956.2                                 37667.5
           47431.5                            45503                                   45319.8
"97"       52447.6                            50209.3                                 50034.5



1 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

2 THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

3 THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [PIE CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL

Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

TYPES OF INVESTMENTS

Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE

This Portfolio attempts to hold the same stocks as the S&P 500 Index in approximately the same proportions. This Portfolio thus tends to reflect the general trends of the overall U.S. equity market.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 INDEX -- TOTAL RETURN BY SECTOR

                              as of 12/31/97
                              --------------
Finance                                48.7%

Consumer Growth/Staples                36.9%

Consumer Cyclical                      36.7%

Utilities                              35.9%

Technology                             27.1%

Energy                                 25.6%

Industrials                            21.9%

S&P 500 Index                          33.4%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

PERFORMANCE REVIEW.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and attempts to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

FINANCIAL SERVICES THE CLEAR LEADER. While technology stocks had an erratic year, financial stocks played the tortoise to their hare, finishing the year with a 49% gain. Savings and loans and integrated financial services/brokerages led the pack. Ahmanson and Great West both doubled in price while Merrill Lynch, Morgan Stanley Dean Witter, and Travelers each gained 80%. The Finance sector -- which comprises about 17% of the S&P 500 -- rose relatively steadily throughout the year.

The consumer sectors, both cyclicals and growth/staple stocks, produced almost a 37% return. Together they represent more than a third of the S&P 500 value. Utilities finished the year in the same neighborhood -- a 36% gain -- after accelerating toward the end of the year when investors sought companies that would be relatively unaffected by events in Asia.

INDUSTRIALS AND ENERGY TRAIL. Industrials were the trailing sector, although in this exceptional year even the low end represented a 22% gain. The energy sector, only 8% of the S&P 500, rose 26% this year.

TECHNOLOGY ERRATIC. Technology stocks, the sometime high-flyers, had a very volatile year. At times they led the market. However, the weak aerospace/ defense industry and a fear of the impact of economic turmoil in Asia that dominated the fourth quarter combined to produce a 27% return for the year that was in the middle of the pack.



OUTLOOK


PORTFOLIO MANAGER
JOHN W. MOSCHBERGER

STOCKS, BEST LONG-TERM.

"Although stocks have historically provided the best long-term return of the major asset classes, their history also has included both up and down years. This is the first three-year run with returns above 20%. Good long-term investing practice should be based on realistic expectations, neither excessively high nor too fearful to ride out the inevitable rough spots."


                                       [PHOTO]
                                  PORTFOLIO MANAGER
                                 John W. Moschberger

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 INDEX COMPOSITION

                              as of 12/31/97
                              --------------
Consumer Growth/Staples                  29%

Finance                                  17%

Technology                               15%

Industrials                              15%

Utilities                                 9%

Energy                                    8%

Consumer Cyclical                         7%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                              as of 12/31/97
                              --------------
General Electric Co.                    3.1%

Coca-Cola Co.                           2.1%

Microsoft Corp.                         2.0%

Exxon Corp.                             1.9%

Merck & Co.                             1.6%

Royal Dutch Petroleum                   1.5%

Intel Corp.                             1.5%

Philip Morris Co.                       1.4%

Procter & Gamble Co.                    1.4%

IBM Inc.                                1.3%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL


EQUITY INCOME PORTFOLIO


PERFORMANCE SUMMARY.


Over the past year, your Portfolio gained 36.61%, seven percentage points above the Lipper (VIP) Equity Income Average of 29.47%.

The Equity Income Portfolio was the #1 fund of all Lipper Equity Income Variable Life and Variable Annuity contracts for both the one-year (1 out of 22 funds) and five-year periods(1 out of 5 funds)(2).

Your Portfolio had an outstanding year in 1997, outrunning a strongly rising Standard & Poor's 500 Index in a year in which most managed portfolios trailed it. Our value investing style may mean waiting for the average investor to appreciate what we've bought, but the reward for patience can be substantial when market prices catch up. This year, several elements of our investment strategy worked exceptionally well.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                        ONE       THREE     FIVE     SINCE
                                        YEAR      YEARS     YEARS  INCEPTION*
--------------------------------------------------------------------------------
EQUITY INCOME(1)                       36.61%     26.49%   20.22%    16.82%
--------------------------------------------------------------------------------
LIPPER (VIP) EQUITY INCOME AVG.(2)     29.47%     26.79%   19.28%    15.46%
--------------------------------------------------------------------------------
S&P 500(3)                             33.35%     31.13%   20.25%    17.32%

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO INCEPTION DATE: 2/19/88.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

          $39,851 Lipper (VIP) Equity Income Avg. (2)  $46,344 Equity Income Portfolio (1)   $48,100 S&P 500 (1)
                         10000                                     10000                          10000
"88"                     10000                                     10687.1                        10000
                         10462.9                                   10687.1                        10335.5
                         10790.5                                   11131                          10690
"89"                     12437.6                                   12744.1                        12456.2
                         13259                                     13654.4                        14071.5
"90"                     13184.8                                   13567.4                        14504.7
                         12166.1                                   13145.5                        13634
"91"                     13825.2                                   14949.5                        15573.9
                         15516.8                                   16759.7                        17778.8
"92"                     15856.8                                   16982.8                        17659.3
                         17173                                     18460.6                        19131.4
"93"                     18811.5                                   21337.7                        20062
                         19892.6                                   22573.9                        21055.4
"94"                     19759.6                                   22341.5                        20343
                         20346.6                                   22897.8                        21332
"95"                     23558.6                                   26129.5                        25638
                         26482.5                                   27867.5                        29338.7
"96"                     28273.8                                   29832                          32298.7
                         31423.8                                   33925.2                        36070.4
"97"                     37070.3                                   39852.3                        43499.9
                         39850.7                                   46344.4                        48100.3



* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 2/29/88.

1 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

2 THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) EQUITY INCOME AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS AND RANKINGS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

3 THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [PIE CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK

--------------------------------------------------------------------------------

INVESTMENT GOAL

Current income and capital appreciation.

TYPES OF INVESTMENTS

Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.3

INVESTMENT STYLE

The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.



PERFORMANCE REVIEW.

SECURITY BROKERAGES SCORE AGAIN. We bought brokerage firm stocks when many investors expected the stock market to lose steam and brokers' earnings to suffer. We had relatively large investments in Lehman Brothers (up 64%), Bear Stearns (up 82%), Paine Webber (up 87%) and Salomon (up 79% before being bought by The Travelers Group).

WE HAD THE RIGHT ENERGY FIRMS. Our energy stocks were focused on oil services and some integrated producers and they made a substantial contribution to our returns.

METALS DIDN'T HOLD UP. Although many of our industrial stocks performed well, the sector as a whole was dragged down by our metals companies, including USX-Steel and several aluminum companies.

STRATEGY SESSION.
THE CASE FOR INDUSTRIALS. For some time, we have felt that margins were being squeezed at the consumer end of the production chain and there was more room for earnings growth among the industrials. Some of our industrials -- such as airlines, chemicals and electrical equipment manufacturers -- have performed well this year. But overall the sector has suffered by investors' tendency to move where earnings have been relatively predictable in light of events in Asia. Some of the economically sensitive stocks we like have become quite inexpensive and we have bought more. Overall, industrials are now about a quarter of our Portfolio.

FINANCIALS ARE STRONG. We believe that the real estate firms we hold are just beginning a long process of introducing a more liquid and better managed structure to U.S. real estate ownership. Their earnings are also relatively buffered against an economic slowdown. We expect more gains from them.

The securities industry is still in the midst of a consolidation. This year, The Travelers Group bought one of our holdings, Salomon, and we benefited. Such purchases increase the value of the remaining targets. Our largest holding is Lehman Brothers.



OUTLOOK
PORTFOLIO MANAGER
WARREN E. SPITZ
SECURITIES FIRMS ATTRACTIVELY PRICED.

"We are value investors, which means that we buy stocks that are inexpensive considering their projected earnings. For some time we've liked industrials. Their earnings are sensitive to the rate of economic growth and many investors refused to believe that the U.S. economy could continue to grow for so long. This fear of an economic slowdown grew acute at the end of 1997, bringing the prices of some industrial firms to exceptionally attractive levels. We stocked up while they were bargains. We are not trying to predict the future. The prices we paid were very low for the earnings these firms already are making. We expect them to provide a satisfactory return compared with other companies even in an economic slowdown. Their potential for price appreciation should their earnings hold or rise, however, is considerable."



    [PHOTO]
PORTFOLIO MANAGER
Warren E. Spitz

-----------------------------------
PORTFOLIO COMPOSITION

                     as of 12/31/97
                     --------------
Finance                         32%

Industrials                     24%

Consumer Cyclical               17%

Energy                          10%

Cash                             5%

Consumer Growth                  5%

Utilities                        4%

Technology                       3%
-----------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


-----------------------------------
TOP TEN HOLDINGS

                     as of 12/31/97
                     --------------
Lehman Bros.                   4.4%

Equity Residential             3.9%

McDermott International        3.4%

Dow Chemical Corp.             3.3%

RJR Nabisco                    3.1%

Crescent Real Estate           3.1%

AMR Corp.                      2.9%

Chrysler Corp.                 2.4%

USX U.S. Steel Group           2.3%

JC Penney Co.                  2.3%
-----------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL
EQUITY PORTFOLIO


PERFORMANCE SUMMARY.
Your Portfolio returned 24.66% in 1997, close behind the Lipper (VIP) Growth Average of 25.36% for the period. This was the third successive year of gains above 20%.

While your Portfolio participated in this year's stock market gains, it was held back by its large cash holding. In an investing climate not friendly to your Portfolio's value investing style, its return was close to the average because it had a strong focus on financial stocks that performed very well in 1997.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                         ONE      THREE     FIVE       TEN
                                         YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
EQUITY(1)                               24.66%    24.71%    19.43%    17.53%
--------------------------------------------------------------------------------
LIPPER (VIP) GROWTH AVG.(2)             25.36%    26.15%    17.27%    16.59%
--------------------------------------------------------------------------------
S&P 500(3)                              33.35%    31.13%    20.25%    18.02%
--------------------------------------------------------------------------------
EQUITY PORTFOLIO INCEPTION DATE: 5/13/83.

--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS


                               [GRAPH]

                 $52,448         $50,303            $46,590
                   S&P            Equity          Lipper (VIP)
                  500(3)       Portfolio(1)      Growth Avg.(2)
"87"              10000           10000              10000
                  11269.6         11732.6            11315.3
"88"              11656.2         11705.3            11428.6
                  13582.1         13511.2            13325.2
"89"              15343.3         15184.7            14694.1
                  15815.7         15249.4            15274.9
"90"              14866.3         14393.6            14005.2
                  16981.5         17356              16232.9
"91"              19385.6         18137.5            19081.9
                  19255.4         19335              18479.8
"92"              20860.5         20704.5            20596.5
                  21875.2         23327.8            21765.8
"93"              22958.4         25232.5            23502
                  22181.6         24745.8            22061.5
"94"              23260           25933.2            23027.2
                  27955.2         30234.1            27136.2
"95"              31990.3         34047.8            30532.2
                  35217.8         36537.8            33520.1
"96"              39330.5         40353.3            36651.9
                  47431.5         45705.6            42186
"97"              52447.6         50303.5            46589.8

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.



------------------------------
[CHART]

LOW RISK
------------
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
------------
HIGH RISK
------------------------------

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.


PERFORMANCE REVIEW.
CASH AGAIN HELD US BACK. By far the greatest drag on your Port-folio's performance was its large cash holding -- about 25% through most of 1997. There was a scarcity of inexpensive stocks for much of the year, and the average stock was selling for a very high price considering its potential earnings growth. In this context, the cash is both a buffer against a market decline and a reserve for rapid action should better investment opportunities appear. In the fourth quarter, when many investors feared that events in Asia would slow the U.S. economy, more stocks were driven to bargain prices compared with the average stock. We reduced our cash holdings to about 17% at December 31.

FINANCIAL SERVICES PUSHED US ON. We had a focus on financial service companies. The strong stock market and consolidation in the industry both buoyed stock prices.

STRATEGY SESSION.
WE STILL LIKE FINANCIAL COMPANIES. We had a focus on financial companies, but their performance in 1997 was mixed. Our investment banks/securities brokers and our savings and loans performed very well in 1997. Our large, money center banks -- BankAmerica, Chase Manhattan and J. P. Morgan, kept up with the strongly rising market despite a turn against them in the fourth quarter when turmoil in Asia made investors uncertain about their future earnings. We believe that when the uncertainty is resolved their stocks should resume their growth, because their core businesses are sound.

HEALTH CARE HAS BEEN BEATEN DOWN. We look for companies with excellent businesses in the long term, but ones whose stocks are inexpensive because investors are reacting to short-term problems. Right now, HMOs are in trouble because competition and government reimbursement pressure have capped prices, while costs are rising. The troubles here are industry wide, not poor management of any one company. It's in no one's interest to allow the industry as a whole to fail, so we expect these companies to have more pricing power in 1998. Currently, they are priced as if they didn't have the tremendous growth potential that they have.

PAPER MAKERS HAVE BOTTOMED. For some time now, paper companies have been good value. Paper prices and company earnings had begun to rebound until the Asian economic crisis set them back. Asia accounts for a third of world paper consumption. Nonetheless, the industry is restructuring and paper demand will grow faster than new capacity. We think we've seen the bottom of their earnings cycle, and stock prices still are very low. The industry provides one of the better value opportunities available.


OUTLOOK
PORTFOLIO MANAGER
THOMAS R. JACKSON
THERE ARE MORE VALUES NOW.

"The uncertainty in Asia has raised questions about the rate of economic growth in the United States. There is pressure on the stocks of companies whose earnings vary with economic growth (cyclicals). Investors have been moving toward industries with more predictable earnings growth. This means there are more value opportunities in the cyclical industries than there had been -- so our cash holdings are down."



    [PHOTO]
PORTFOLIO MANAGER
THOMAS R. JACKSON



-----------------------------------
PORTFOLIO COMPOSITION

                     as of 12/31/97
                     --------------
Finance                         28%

Cash                            17%

Industrials                     14%

Consumer Cyclical               13%

Consumer Growth                 10%

Utilities                        8%

Energy                           6%

Technology                       4%
-----------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


-----------------------------------
TOP TEN HOLDINGS

                     as of 12/31/97
                     --------------
Morgan Stanley, Dean Witter,
  Discover & Co.               3.1%
Loews Corp.                    3.1%
Chubb Corp.                    2.8%
Travelers Group                2.7%
Elf Aquitane S.A.              2.4%
AT&T Corp.                     2.0%
Dillard's Inc.                 1.9%
RJR Nabisco                    1.9%
SAFECO Corp.                   1.9%
Digital Equipment Corp.        1.9%
-----------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL
PRUDENTIAL JENNISON PORTFOLIO


PERFORMANCE SUMMARY.
With the stock market rising strongly for the third straight year, your Portfolio returned 31.71%, six percentage points ahead of the Lipper (VIP) Growth Average (25.36%).

The largest contributors to your Portfolio's return in 1997 were health care and financial services stocks. Drug company stocks had an excellent year, while financials led the market in 1997 and were our second-largest sector focus.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                         ONE               SINCE
                                         YEAR            INCEPTION*
--------------------------------------------------------------------------------
Prudential Jennison(1)                  31.71%             26.97%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)             25.36%             25.25%
--------------------------------------------------------------------------------
S&P 500(3)                              33.35%             29.59%
--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO INCEPTION DATE: 5/1/95.


--------------------------------------------------------------------------------

                                     [GRAPH]

$10,000 INVESTED SINCE INCEPTION*

              $18,916
             Prudential        $17,815
             Jennison        Lipper (VIP)     $19,196
            Portfolio(1)    Growth Avg(2)    S&P 500(3)
              10000            10000           10000
"95"          11275.8          10449           10231.9
              12553.1          11708.9         11708.8
"96"          13494.4          12945           12890.1
              14391.8          14103.7         14395.4
"97"          16801            16065.6         17360.4
              18916.2          17814.6         19196.4

--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/95.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


------------------------------
[CHART]

LOW RISK
------------
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
------------
HIGH RISK
------------------------------

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


PERFORMANCE REVIEW.
DRUGS FOR FINANCIAL HEALTH. Several of the stocks we owned rose between 70% and 100% over the course of 1997, including Pfizer, Eli Lilly and Bristol-Myers Squibb.

FINANCIALS PULL AHEAD. Our non-bank financial service stocks contributed substantially to our return, particularly MGIC Investment and UNUM and brokerages such as Charles Schwab and Morgan Stanley, Dean Witter, Discover.

TECHNOLOGY WAS MIXED. The technology sector -- our largest sector -- had an up and down year. Stocks that contributed strongly to our performance included Dell and Compaq in computer manufacturing, SAP and Microsoft in software, and Cisco Systems in networking. Our holdings in 3Com and Ascend Communications detracted from our performance.

STRATEGY SESSION.

A GOOD ENVIRONMENT FOR FINANCIALS. A strong stock market means good business for brokerage firms. Consolidation of financial services also makes these firms attractive. In addition, when interest rates are low or falling, bank stocks historically have risen. Their business grows because borrowing is cheaper. Our ten largest holdings include companies in different industries in the top-performing financial sector: banks (Chase Manhattan), brokerages (Morgan Stanley, Dean Witter, Discover) and savings and loans (Washington Mutual).

TECHNOLOGY -- FEAST OR FAMINE? Technology is our largest sector, although we are at the low end of our normal range of holdings. These stocks suffered in the fourth quarter as a result of investor uncertainty about the implications of the currency crisis and potential economic slowdown in Asia. We expect technology stocks to recover when investors look at earnings prospects more calmly. Compaq Computer and Cisco Systems are among our largest holdings and also among the largest contributors to our 1997 return. We expect Hewlett-Packard's growth to accelerate when it introduces its next generation of servers and printer technology.

DRUGS -- LIFESAVERS. We believe that the pressure for cost containment in health care works in favor of the drug industry. Although many people think of drugs as expensive, they are much cheaper than alternative forms of treatment and they often can obviate more expensive care. Pharmaceuticals are our largest industry focus and the broader health care sector was our performance leader in 1997.


PORTFOLIO MANAGER
DAVID T. POIESZ
RETURNS LOOK GOOD.
OUTLOOK

"I want to own stocks of companies that will produce a portfolio that can increase earnings about 20% every year. We use a 12 to 18 month time horizon when evaluating stocks. We like to find companies where an earnings disappointment or short-term controversy has knocked down the share price or where business is improving and not yet fully recognized. Then we get a bargain. We focus on the fundamentals of the business and try not to be misled by earnings setbacks that are only temporary.

"We think our retailers have considerable potential. For example, we own Sears Roebuck and Kohl's Department stores. The latter is a seven-state chain of retailers oriented to mid-priced apparel. Its stores are friendly and efficient and we see them expanding nationwide."


                                     [Photograph]
                                  PORTFOLIO MANAGER
                                   David T. Poiesz

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                                                                 as of 12/31/97
                                                                 --------------
Technology                                                                  27%
Finance                                                                     18%
Goods and Services                                                          14%
Consumer Staples                                                            14%
Health Care                                                                 13%
Capital Spending                                                             7%
Cash                                                                         3%
Basic Materials                                                              2%
Energy                                                                       2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.



--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                                                 as of 12/31/97
                                                                 --------------
Pfizer, Inc.                                                               3.6%
General Electric Co.                                                       2.5%
Chase Manhattan Corp.                                                      2.3%
Walt Disney Co.                                                            2.3%
Compaq Computer Corp.                                                      2.3%
Hewlett-Packard Co.                                                        2.2%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                           2.0%
Cisco Systems, Inc.                                                        2.0%
Monsanto Co.                                                               2.0%
Washington Mutual, Inc.                                                    1.9%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


PRUDENTIAL
SMALL CAPITALIZATION STOCK PORTFOLIO

PERFORMANCE SUMMARY.

The S&P 600 SmallCap Index and this Portfolio both exceeded last year's strong gains. Your Portfolio rose 25.17% while the S&P 600 Index, the unmanaged stock market index it is designed to track, moved up 25.58%.

This year represented the third straight year of above 20% total returns for the small cap market as defined by the S&P 600 Index. Further possible market advances in this segment of the market were tempered by investor worries, such as the rise in interest rates early in the year and the economic turmoil in Asia toward the end of the year.

Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P 600 SmallCap Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                                            ONE        SINCE
                                                           YEAR      INCEPTION*
                                                           ----      ----------
--------------------------------------------------------------------------------
SMALL CAPITALIZATION STOCK(1)                              25.17%        24.50%
--------------------------------------------------------------------------------
LIPPER (VIP) SMALL CAP. AVG.(2)                            18.95%        21.62%
--------------------------------------------------------------------------------
S&P 600 SMALLCAP INDEX(3)                                  25.58%        25.93%
--------------------------------------------------------------------------------

SMALL CAPITALIZATION STOCK PORTFOLIO INCEPTION DATE: 5/1/95.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

               $17,948             $18,209             $16,909
                Small            Lipper (VIP)          S&P 600
           Capitalization         Small Cap           Smallcap
          Stock Portfolio(1)        Avg.(2)            Index(3)
          ------------------     ------------         ---------
               10000               10000               10000
"95"           10659.9             10571.5             10548.2
               11971.6             11892.7             11951.4
"96"           13197.4             13643.4             13292.7
               14338.7             14250.2             14499.1
"97"           15989.7             15522.8             16174.8
               17947.5             16908.3             18208.6
--------------------------------------------------------------------------------

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND THE INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/95.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) SMALL CAP AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 600 SMALLCAP INDEX IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 600 SMALL COMPANY STOCKS. THE S&P 600 SMALLCAP INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE S&P 600 SMALLCAP INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------

[Chart]

Low Risk
Fixed Income
Balanced
High Yield Bond
Diversified Stock
Specialized
High Risk

--------------------------------------------------------------------------------
INVESTMENT GOAL

Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P 600 Index.(3)

TYPES OF INVESTMENTS

Primarily stocks of the S&P 600 Small Cap Index.

INVESTMENT STYLE

This Portfolio attempts to hold stocks comprising the S&P 600 Index in approximately the same proportions. The S&P 600 Index contains stocks of small companies with market capitalizations generally less than $1.215 billion.

--------------------------------------------------------------------------------
S&P 600 INDEX = TOTAL
RETURN BY SECTOR
                                                                 as of 12/31/97
                                                                 --------------
Finance                                                                     64%
Utilities                                                                   39%
Transportation                                                              37%
Consumer Nondurables                                                        23%
Capital Goods                                                               22%
Consumer Durables                                                           20%
Materials and Services                                                      17%
Technology                                                                  10%
Energy                                                                       5%

S&P 600 Index                                                               26%
--------------------------------------------------------------------------------

SOURCE: PRUDENTIAL.

PERFORMANCE REVIEW.

The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P 600 SmallCap Index and to duplicate its performance. These are stocks of companies with market capitalizations generally less than $1.215 billion. Such stocks are more volatile than the shares of larger, more established companies. Portfolio Manager Wai C. Chiang manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

THE BEST INDUSTRIES. As with larger firms, small cap financial companies benefited from a favorable business climate including a rising stock market and falling interest rates -- and were heavily represented among the best-performing S&P 600 industries. Investment banks/brokerages, insurance companies, consumer finance companies, savings and loans, and regional banks all were among the top ten industries. However, they were outpaced by the phenomenal rise of retail food chain stocks: up 156% for the year. Some technology industries, such as computing services and electronics/defense, also did very well. These industries benefited from the long-term growth of technology, and also were relatively buffered from events in Asia. Department stores and chemical companies also were among the ten leading industries.

THE WORST INDUSTRIES. Household products were the worst-performing S&P 600 industry by a large margin, falling 71% for the year. Technology industries that were exposed to the Asian turmoil also were among the worst performers. These included computer peripherals, telecommunications (cellular and wiring) and telecommunications equipment manufacturers. Other industries in the bottom ten were railroads, precious metals, housewares, biotechnology, waste management and building materials.

PORTFOLIO MANAGER
WAI C. CHIANG
POTENTIAL FOR GROWTH.
OUTLOOK

"Smaller company stocks generally have greater potential for growth, and investors have recognized that by paying somewhat more (relative to earnings) for small firms than for larger ones, i.e., the price-to-earnings ratio has tended to be higher for small caps. However, over the past three years, while the stock prices of larger-company stocks rose much faster than earnings, the price-to-earnings ratio of the S&P 600 companies has been more or less unchanged. The result is that in terms of price to earnings, small cap stocks are much more attractive price/earnings relationship to large cap stocks than they were three years ago. The premium to be paid for their superior growth potential has lessened significantly."

                                     [Photograph]
                                  PORTFOLIO MANAGER
                                    Wai C. Chiang

--------------------------------------------------------------------------------
S&P 600 INDEX COMPOSITION

                                                                 as of 12/31/97
                                                                 --------------

Consumer Nondurables                                                        22%
Materials and Services                                                      20%
Finance                                                                     18%
Technology                                                                  16%
Energy                                                                       6%
Capital Goods                                                                5%
Utilities                                                                    5%
Consumer Durables                                                            5%
Transportation                                                               3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                                                 as of 12/31/97
                                                                 --------------
Zions Bancorporation                                                       0.8%
Keane Inc.                                                                 0.8%
Camco International                                                        0.7%
Deposit Guaranty Corp.                                                     0.6%
CCB Financial Corp.                                                        0.6%
First Commercial Corp.                                                     0.6%
Air Express International                                                  0.6%
Keystone Financial                                                         0.6%
Provident Financial Group                                                  0.6%
American Bankers Ins.Group                                                 0.5%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


PRUDENTIAL
GLOBAL PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 6.98% in 1997, trailing the 13.24% gain of the Lipper
(VIP) Global Average.

In 1997, the strongest stock market in the world was the U.S. market, and we were underrepresented there, because we thought U.S. stocks were expensive. A midyear halt to the Japanese economic recovery also hurt our return. So did the economic turmoil in Southeast Asia, which led investors to avoid the technology, telecommunications and general manufacturing companies that we owned, because they feared that an Asian slowdown would squeeze earnings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997

                                     ONE       THREE      FIVE        SINCE
                                    YEAR       YEARS      YEARS     INCEPTION*
--------------------------------------------------------------------------------
GLOBAL(1)                           6.98%     14.05%     15.10%      10.10%
--------------------------------------------------------------------------------
LIPPER (VIP) GLOBAL AVG.(2)        13.24%     15.32%     14.38%      11.10%
--------------------------------------------------------------------------------
MORGAN STANLEY WORLD INDEX(3)      16.23%     17.14%     15.88%      10.81%
--------------------------------------------------------------------------------
GLOBAL PORTFOLIO INCEPTION DATE: 9/19/88.

--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*
              $24,416              $26,821             $25,837
               Global            Lipper (VIP)      Morgan Stanley
             Portfolio(1)        Global Avg(2)      World Index(3)
               -------             -------             -------
               10000               10000               10000
"88"           10857               10333.9             11142.4
               11376.7             10968               11259.2
"89"           12900.4             12488.3             13058.2
               12426.4             12864.3             12121.3
"90"           11235.3             11748.3             10901.2
               11715.4             12368.1             11598.7
"91"           12515.1             13710.7             12968.9
               12503.5             13903.2             12158.7
"92"           12086.2             13758               12364.6
               13740.3             15616.3             14276.9
"93"           17301.8             18172               15224.4
               16629.6             17781.3             15814.4
"94"           16455.8             17962.4             16074.2
               18011.1             19098.3             17598.6
"95"           19068.6             20575.1             19500.7
               21023               22301.4             20929.8
"96"           22823.7             23948.3             22230
               25688.8             27055               25703.2
"97"           24416.1             26821.4             25837.3

--------------------------------------------------------------------------------

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 9/30/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE MORGAN STANLEY INDEX IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE COMBINED MARKET CAPITALIZATION OF THESE COMPANIES REPRESENTS APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE STOCK EXCHANGES IN THE COUNTRIES COMPRISING THE WORLD INDEX. THE WORLD INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE WORLD INDEX MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE WORLD INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF GLOBAL FUNDS, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------

[Chart]

Low Risk
Fixed Income
Balanced
High Yield Bond
Diversified Stock
Specialized
High Risk

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE

This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

--------------------------------------------------------------------------------


PERFORMANCE REVIEW.

LOCATION, LOCATION, LOCATION. This year, where you owned stocks was more important than which stocks you owned. In southeast Asia, economies became overheated. The Japanese economy was emerging from the doldrums. Europe continued its slow progress into an expansion and the mature U.S. economic cycle was in extended cruising mode. Our performance suffered because we held too much in Japan and too little in the U.S.

ASIA WAS IN CRISIS. We were wrong on the direction of the Japanese economy. Most investors continued to favor the most well known Japanese stocks: exporters such as Toyota. The downturn in Japan and the surprising spread of the problems of Thailand and Malaysia had consequences in unexpected places.

WE WERE FOCUSED ON EUROPE. We thought Continental Europe was the place to be and we benefited from our holdings there.

STRATEGY SESSION.

A TURNING POINT IN ASIA. We thought that Japan was going to emerge from its prolonged economic lethargy and accordingly invested in companies that would benefit from greater domestic spending. However, in April the Japanese government increased its consumption tax, destroying consumer confidence and stalling Japan's economic recovery.

To make things worse, credit and currency problems in Thailand and Malaysia became acute, prompting a widespread investor flight from emerging market countries and reducing the market for Japanese export goods. We generally have avoided the most overheated economies in Southeast Asia and are likely to stay out until conditions stabilize. We also are reducing our holdings in Japan and are less focused on companies that would benefit from an economic recovery there.

AND IN EUROPE. The prospect of European economic union and the example of U.S. firms have produced widespread restructuring of European companies to improve their productivity. Several industries are being transformed by new levels of entrepreneurialism. For example, we benefited from owning Telecom Italia Mobile--a partly state-owned, but well-managed, mobile telephone company in Italy--and Hennes & Mauritz--a multinational specialty retailer, Sweden's largest. The latter is expanding rapidly in Germany, where its small stores with stylish merchandise compete with large, sluggish department stores.

THE U.S. ECONOMY IS STILL ATTRACTIVE. We have increased our holdings in the United States because its economy and stock market are more stable than elsewhere. We are focusing on companies that will not face competition from southeast Asian products, where currency devaluations have created formidable rivals. We added retailers and health care to our existing focuses on technology and leisure companies. We believe current stock prices for our technology holdings are very low and they will rise when the true, modest, magnitude of the impact of Asian problems on their earnings becomes more widely appreciated.

PORTFOLIO MANAGER
DANIEL J. DUANE
DIFFERENT PATHS FOR JAPAN AND EUROPE.
OUTLOOK

"Europe is in an accelerating stage of its economic cycle and large companies are reaping the productivity benefits of reorganizations. We expect the kind of well-managed companies we have been buying to continue their growth in the year ahead. Europe does less trade with Asia than either the U.S. or Japan, so the impact of an Asian slowdown should be smaller. Low interest rates and the benefits of a unified monetary system and market also bode well for European growth companies."

                                     [Photograph]
                                  PORTFOLIO MANAGER
                                   Daniel J. Duane

--------------------------------------------------------------------------------
GEOGRAPHIC ALLOCATION

                                                                 as of 12/31/97
                                                                 --------------
United States                                                               39%
Continental Europe                                                          28%
United Kingdom                                                              15%
Cash                                                                         7%
Japan                                                                        5%
Pacific Basin                                                                3%
Australia                                                                    3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                                                 as of 12/31/97
                                                                 --------------
Telecom Italia Mobile                                                      3.1%
Vodafone Group                                                             3.1%
Bank of Ireland                                                            2.7%
Cisco Systems Inc.                                                         2.3%
Mobil Corp.                                                                2.1%
Nokia                                                                      2.0%
Banco Central Hisp.                                                        2.0%
Brambles Inds. Ltd.                                                        1.9%
Wells Fargo & Co.                                                          1.9%
Time Warner Inc.                                                           1.9%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


PRUDENTIAL
NATURAL RESOURCES PORTFOLIO
PERFORMANCE SUMMARY.

In 1997, your Portfolio declined 11.59%, trailing the Lipper (VIP) Natural Resources Average (down 8.31%). Over the past three and five years, however, your Portfolio has outperformed similar funds in variable life and annuity products by a margin of several percentage points.

Your Portfolio has had a successful long-term record using a contrarian style -- investing in out-of-favor sectors of natural resource markets. Occasionally, some time passes before investors come to our view. This year's performance was dominated by our contrarian view of the prospects for gold stocks.

Sector investing carries higher risks than investments in a broadly diversified portfolio. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation, the impact of social, political and economic change, and illiquidity.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                      ONE       THREE      FIVE      SINCE
                                      YEAR      YEARS      YEARS   INCEPTION*
                                      ----      -----      -----   ----------
NATURAL RESOURCES(1)               -11.59%     13.66%      11.96%     11.26%
LIPPER (VIP) NAT. RES. AVG.(2)      -8.31%      5.48%       8.86%      3.81%
S&P 500(3)                          33.35%     31.13%      20.25%     17.89%
--------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO INCEPTION DATE: 5/1/88.


$10,000 INVESTED SINCE INCEPTION*

             $28,049               $9,679
         Natural Resources      Lipper (VIP)          $48,679
            Portfolio(1)      Nat. Res. Avg.(2)      S&P 500(3)
               -----               -----               -----
               10000               10000               10000
"88"           10456.1             10548               10019
               10541.9              9298.96            10817.3
"89"           12287.5             10097.5             12604.5
               14298.5             11837.4             14239
"90"           13942.4             10851.8             14677.4
               13475               10497.3             13796.4
"91"           14472.5             10968.2             15759.3
               14862               10873.1             17990.4
"92"           15955.2             11310               17869.6
               15946.5             11201.1             19359.2
"93"           19405.6             14179.1             20300.9
               19957.7             14482.5             21306.1
"94"           19466.6             13870               20585.2
               19099.8             13695.3             21586
"95"           22152.9             15107.2             25943.3
               24241.4             15985.4             29688
"96"           28954.1             18401.3             32683.3
               31726.3             19222.6             36499.9
"97"           31255.5             18592.9             44017.9
               28049.3             9679.12             48673
--------------------------------------------------------------------------------

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) NATURAL RESOURCES AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDEXES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------

[Chart]

Low Risk
Fixed Income
Balanced
High Yield Bond
Diversified Stock
Specialized
High Risk

--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily stocks of companies that operate within, or do business with, the natural resources sector of the economy.

INVESTMENT STYLE

This Portfolio uses a "contrarian" investment approach to invest in out-of-favor sectors of natural resource markets throughout the world. It hopes to capture growth from companies that discover and develop new natural resources.

--------------------------------------------------------------------------------


PERFORMANCE REVIEW.

GOLD PRICES FELL. Gold prices dropped in the last half of 1997. Low inflation, announcements of large metal sales by central banks and the threat of future central bank sales led to panic selling. Gold sank to a 12-year low, dragging our precious metal holdings down in price.

ENERGY IS MIXED. Many of our Canadian natural gas holdings suffered from investors' fear that El Ni-o would cause a mild winter and reduce demand for gas. We will hold these stocks because of our long-term view that Canadian supplies are limited and new pipeline development will increase the demand for their gas. Our oil service companies appreciated considerably in price. We think that in most cases the stocks rose beyond fair value and we took our profits.

STRATEGY SESSION.

Supply of and demand for commodities are the dominant factors in determining the value of natural resource companies. Occasionally, stock prices are distorted by temporary fears. We think these situations can create great opportunities:

PRECIOUS METALS. We are maintaining a large portion of the Portfolio in precious metals and view the big drop in gold prices as a buying opportunity. Gold, silver, platinum and palladium are all being consumed much faster than they are being produced. Silver, platinum and palladium, which are not facing central bank selling pressures, all rose in price for the year. We believe the current price of gold is based on worst-case projections of further central bank sales. We think there is substantially greater potential for precious metals' stock prices to rise than to decline further.

URANIUM. Uranium also offers a significant supply/demand imbalance. Demand for power generation is about 150 million pounds a year and annual production is about 70 million. Nuclear power is likely to become more attractive -- it is a major source of electrical power that doesn't release carbon dioxide into the atmosphere. Supplies of uranium are limited. Prices are depressed because of fear that uranium from decommissioned nuclear weapons will become available. We believe U.S. government restrictions make this unlikely. Uranium stocks are good values at today's prices.



PORTFOLIO MANAGER
LEIGH R. GOEHRING
WHY WE ARE CONTRARIAN ON GOLD.
OUTLOOK

"Most investors now believe that central banks will sell large amounts of gold. If central banks do not, or if they sell less than expected, speculators who have sold short in anticipation of such sales will be forced to buy to replace the gold they have borrowed, pushing prices significantly higher. Even in the worst case, with large, drawn out, central bank sales, gold stock prices offer a potential for a greater reward than risk. They incorporate today's gold price, which is based on the assumption of large, continuous sales from central banks. Given the strength of demand, the uncertainty of supply and the low stock prices, gold shares have great potential."


                                     [Photograph]
                                  PORTFOLIO MANAGER
                                  Leigh R. Goehring

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                                                                 as of 12/31/97
                                                                 --------------

Energy                                                                      41%
Precious Metals                                                             29%
Forest Products                                                             13%
Diversified Resources                                                        7%
Base Metals                                                                  5%
Cash                                                                         3%
Misc. Nonresources                                                           2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                                                 as of 12/31/97
                                                                 --------------
Western Gas Resources                                                      4.7%
Pioneer Natural Resources                                                  4.4%
Champion Int'l.                                                            4.1%
Potash Corp.                                                               3.9%
Stillwater Mining Co.                                                      3.7%
Newmont Mining                                                             3.3%
Newfield Exploration                                                       3.1%
J. Ray McDermott                                                           2.9%
Cameco Corp.                                                               2.9%
Anglo American Platinum                                                    2.7%
--------------------------------------------------------------------------------

SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments (amortized cost
      $654,059,056)............................  $  654,059,056
    Cash.......................................      13,970,702
    Interest receivable........................       4,191,789
                                                 --------------
      Total Assets.............................     672,221,547
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      13,969,161
    Payable to investment adviser..............         660,450
    Accrued expenses...........................         129,796
                                                 --------------
      Total Liabilities........................      14,759,407
                                                 --------------
  NET ASSETS...................................  $  657,462,140
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      657,462
      Paid-in capital, in excess of par........     656,804,678
                                                 --------------
    Net assets, December 31, 1997..............  $  657,462,140
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 65,746,214 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    38,030,378
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,667,947
    Custodian expense..........................           83,000
    Accounting fees............................           46,000
    Shareholders' reports......................           45,000
    Audit fees.................................           12,000
    Directors' fees............................            2,800
    Legal fees.................................              500
    Miscellaneous expenses.....................              935
                                                 ---------------
      Total Expenses...........................        2,858,182
    Less: Custodian fee credit.................          (42,342)
                                                 ---------------
      Net Expenses.............................        2,815,840
                                                 ---------------
  NET INVESTMENT INCOME........................       35,214,538
                                                 ---------------

  NET REALIZED GAIN ON INVESTMENTS.............           13,511
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    35,228,049
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     35,214,538     $    31,843,235
    Net realized gain on investments.......................................................             13,511               1,246
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         35,228,049          31,844,481
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (35,214,538)        (31,843,235)
    Distributions from net realized capital gains..........................................            (13,511)             (1,246)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (35,228,049)        (31,844,481)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [22,888,771 and 18,464,400 shares, respectively]....................        228,887,710         184,644,000
    Capital stock issued in reinvestment of dividends and distributions [3,522,805 and
     3,184,448 shares, respectively].......................................................         35,228,049          31,844,481
    Capital stock repurchased [(27,542,174) and (16,104,000) shares, respectively].........       (275,421,740)       (161,040,000)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (11,305,981)         55,448,481
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (11,305,981)         55,448,481
  NET ASSETS:
    Beginning of year......................................................................        668,768,121         613,319,640
                                                                                             ------------------  -------------------
    End of year............................................................................   $    657,462,140     $   668,768,121
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $790,639,568)............................  $  803,286,169
    Cash.......................................             880
    Interest receivable........................      14,128,219
    Receivable for capital stock sold..........         430,653
                                                 --------------
      Total Assets.............................     817,845,921
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         797,254
    Due to broker -- variation margin..........         214,531
    Accrued expenses...........................         127,405
                                                 --------------
      Total Liabilities........................       1,139,190
                                                 --------------
  NET ASSETS...................................  $  816,706,731
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      740,989
      Paid-in capital, in excess of par........     800,244,621
                                                 --------------
                                                    800,985,610
    Undistributed net investment income........         229,159
    Accumulated net realized gain on
      investments..............................       3,308,830
    Net unrealized appreciation on
      investments..............................      12,183,132
                                                 --------------
    Net assets, December 31, 1997..............  $  816,706,731
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 74,098,859 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.02
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    56,691,387
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,981,884
    Accounting fees............................          107,000
    Custodian expense..........................           79,500
    Shareholders' reports......................           20,000
    Audit fees.................................           11,000
    Directors' fees............................            2,800
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,222
                                                 ---------------
      Total Expenses...........................        3,204,406
    Less: Custodian fee credit.................          (44,514)
                                                 ---------------
      Net Expenses.............................        3,159,892
                                                 ---------------
  NET INVESTMENT INCOME........................       53,531,495
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................       13,721,305
      Futures contracts........................       (4,526,384)
                                                 ---------------
                                                       9,194,921
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       (1,767,311)
      Futures contracts........................         (463,469)
                                                 ---------------
                                                      (2,230,780)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        6,964,141
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    60,495,636
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     53,531,495     $    46,726,825
    Net realized gain on investments.......................................................          9,194,921           3,227,785
    Net change in unrealized appreciation on investments...................................         (2,230,780)        (18,849,028)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         60,495,636          31,105,582
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (55,359,529)        (44,766,756)
    Distributions from net realized capital gains..........................................         (9,016,752)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (64,376,281)        (44,766,756)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [11,468,488 and 7,068,417 shares, respectively].....................        127,691,138          78,594,183
    Capital stock issued in reinvestment of dividends and distributions [5,812,573 and
     4,117,675 shares, respectively].......................................................         64,376,281          44,766,756
    Capital stock repurchased [(8,269,292) and (4,070,327) shares, respectively]...........        (91,696,624)        (45,319,610)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        100,370,795          78,041,329
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         96,490,150          64,380,155
  NET ASSETS:
    Beginning of year......................................................................        720,216,581         655,836,426
                                                                                             ------------------  -------------------
    End of year............................................................................   $    816,706,731     $   720,216,581
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $411,381,627)............................  $  424,649,985
    Cash.......................................           1,091
    Interest receivable........................       5,592,164
                                                 --------------
      Total Assets.............................     430,243,240
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         456,426
    Accrued expenses...........................          82,691
    Due to broker -- variation margin..........          38,438
    Payable for capital stock repurchased......          22,626
                                                 --------------
      Total Liabilities........................         600,181
                                                 --------------
  NET ASSETS...................................  $  429,643,059
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      372,861
      Paid-in capital, in excess of par........     423,192,132
                                                 --------------
                                                    423,564,993
    Undistributed net investment income........          77,253
    Accumulated net realized loss on
      investments..............................      (7,194,513)
    Net unrealized appreciation on investments
      and futures contracts....................      13,195,326
                                                 --------------
    Net assets, December 31, 1997..............  $  429,643,059
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 37,286,113 outstanding shares of
      common stock (authorized 90,000,000
      shares)..................................  $        11.52
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    30,059,962
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,758,870
    Accounting fees............................          106,000
    Custodian expense..........................           49,000
    Shareholders' reports......................            6,000
    Audit fee..................................            6,000
    Directors' fees............................            3,000
    Legal fees.................................              300
    Miscellaneous expenses.....................            1,825
                                                 ---------------
      Total Expenses...........................        1,930,995
    Less: Custodian fee credit.................          (13,345)
                                                 ---------------
      Net Expenses.............................        1,917,650
                                                 ---------------
  NET INVESTMENT INCOME........................       28,142,312
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................        1,472,562
      Futures contracts........................         (759,159)
      Short sales..............................            9,375
                                                 ---------------
                                                         722,778
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       10,916,448
      Futures contracts........................          (73,032)
                                                 ---------------
                                                      10,843,416
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       11,566,194
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    39,708,506
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     28,142,312     $    31,242,011
    Net realized gain on investments.......................................................            722,778          14,328,542
    Net change in unrealized appreciation (depreciation) on investments....................         10,843,416         (35,068,717)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         39,708,506          10,501,836
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................        (28,098,226)        (30,988,878)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [550,602 and 778,426 shares, respectively]..........................          6,261,175           8,926,475
    Capital stock issued in reinvestment of dividends and distributions [2,484,757 and
     2,790,002 shares, respectively].......................................................         28,098,226          30,988,878
    Capital stock repurchased [(8,707,219) and (3,428,037) shares, respectively]...........        (98,362,062)        (39,168,176)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (64,002,661)            747,177
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................        (52,392,381)        (19,739,865)
  NET ASSETS:
    Beginning of year......................................................................        482,035,440         501,775,305
                                                                                             ------------------  -------------------
    End of year............................................................................   $    429,643,059     $   482,035,440
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $39,763,559).............................  $   41,346,890
    Cash.......................................             852
    Interest receivable........................              89
                                                 --------------
      Total Assets.............................      41,347,831
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............          42,002
    Accrued expenses...........................          39,109
                                                 --------------
      Total Liabilities........................          81,111
                                                 --------------
  NET ASSETS...................................  $   41,266,720
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       32,734
      Paid-in capital, in excess of par........      39,644,411
                                                 --------------
                                                     39,677,145
    Undistributed net investment income........           6,244
    Net unrealized appreciation on
      investments..............................       1,583,331
                                                 --------------
    Net assets, December 31, 1997..............  $   41,266,720
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 3,273,354 outstanding shares of
      common stock (authorized 15,000,000
      shares)..................................  $        12.61
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $     2,189,844
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          161,101
    Accounting fees............................           82,000
    Custodian expense..........................           17,000
    Directors' fees............................            3,000
    Shareholders' reports......................            2,500
    Audit fees.................................              500
    Miscellaneous expenses.....................              435
                                                 ---------------
      Total Expenses...........................          266,536
    Less: Custodian fee credit.................             (455)
                                                 ---------------
      Net Expenses.............................          266,081
                                                 ---------------
  NET INVESTMENT INCOME........................        1,923,763
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........        1,279,141
    Net change in unrealized appreciation on
      investments..............................         (625,354)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................          653,787
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     2,577,550
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,923,763     $     1,457,437
    Net realized gain on investments.......................................................          1,279,141             350,896
    Net change in unrealized appreciation on investments...................................           (625,354)           (913,982)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................          2,577,550             894,351
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,925,903)         (1,464,562)
    Distributions from net realized capital gains..........................................         (1,630,037)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (3,555,940)         (1,464,562)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [1,163,699 and 1,886,245 shares, respectively]......................         14,959,000          24,377,000
    Capital stock issued in reinvestment of dividends and distributions [280,836 and
     114,738 shares, respectively].........................................................          3,555,940           1,464,562
    Capital stock repurchased [(1,634,789) and (440,396) shares, respectively].............        (21,009,000)         (5,791,000)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............         (2,494,060)         20,050,562
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE)
  IN NET ASSETS............................................................................         (3,472,450)         19,480,351
  NET ASSETS:
    Beginning of year......................................................................         44,739,170          25,258,819
                                                                                             ------------------  -------------------
    End of year............................................................................   $     41,266,720     $    44,739,170
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $27,861,234).............................  $   30,877,323
    Cash.......................................             507
    Interest receivable........................             162
                                                 --------------
      Total Assets.............................      30,877,992
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          36,152
    Payable to investment adviser..............          30,958
                                                 --------------
      Total Liabilities........................          67,110
                                                 --------------
  NET ASSETS...................................  $   30,810,882
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       24,461
      Paid-in capital, in excess of par........      27,726,884
                                                 --------------
                                                     27,751,345
    Undistributed net investment income........           4,703
    Accumulated net realized gain on
      investments..............................          38,745
    Net unrealized appreciation on
      investments..............................       3,016,089
                                                 --------------
    Net assets, December 31, 1997..............  $   30,810,882
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 2,446,091 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        12.60
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $     1,990,828
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          123,525
    Accounting fees............................           83,000
    Custodian expense..........................           14,000
    Shareholders' reports......................            3,500
    Directors' fees............................            3,000
    Audit fees.................................              500
    Miscellaneous expenses.....................            1,205
                                                 ---------------
      Total Expenses...........................          228,730
    Less: Custodian fee credit.................           (1,558)
                                                 ---------------
      Net Expenses.............................          227,172
                                                 ---------------
  NET INVESTMENT INCOME........................        1,763,656
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........          685,044
    Net change in unrealized appreciation on
      investments..............................        1,108,451
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        1,793,495
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     3,557,151
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,763,656     $     1,314,357
    Net realized gain on investments.......................................................            685,044             278,534
    Net change in unrealized appreciation on investments...................................          1,108,451          (1,746,280)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................          3,557,151            (153,389)
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,819,286)         (1,273,302)
    Distributions from net realized capital gains..........................................           (646,299)           (278,534)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,465,585)         (1,551,836)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [1,232,187 and 205,219 shares, respectively]........................         14,912,002           2,571,000
    Capital stock issued in reinvestment of dividends and distributions [198,605 and
     128,813 shares, respectively].........................................................          2,465,585           1,551,836
    Capital stock repurchased [(1,091,286) and (20,262) shares, respectively]..............        (13,473,001)           (250,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          3,904,586           3,872,836
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          4,996,152           2,167,611
  NET ASSETS:
    Beginning of year......................................................................         25,814,730          23,647,119
                                                                                             ------------------  -------------------
    End of year............................................................................   $     30,810,882     $    25,814,730
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $4,491,825,742)..........................  $4,696,024,117
    Cash.......................................           2,749
    Interest and dividends receivable..........      60,006,370
                                                 --------------
      Total Assets.............................   4,756,033,236
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,725,610
    Payable for investments purchased..........       3,573,515
    Due to broker -- variation margin..........         653,438
    Accrued expenses...........................         546,540
    Payable for capital stock repurchased......         302,094
                                                 --------------
      Total Liabilities........................      11,801,197
                                                 --------------
  NET ASSETS...................................  $4,744,232,039
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,169,112
      Paid-in capital, in excess of par........   4,500,747,938
                                                 --------------
                                                  4,503,917,050
    Undistributed net investment income........         949,046
    Accumulated net realized gain on
      investments..............................      36,942,793
    Net unrealized appreciation on
      investments..............................     202,423,150
                                                 --------------
    Net assets, December 31, 1997..............  $4,744,232,039
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 316,911,160 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        14.97
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $187,480 foreign
      withholding tax).........................  $    19,377,627
    Interest...................................      216,743,419
                                                 ---------------
                                                     236,121,046
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,757,735
    Custodian expense..........................          281,000
    Shareholders' reports......................          169,000
    Accounting fees............................          101,000
    Audit fees.................................           67,000
    Legal fees.................................            3,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................              923
                                                 ---------------
      Total Expenses...........................       26,382,658
    Less: Custodian fee credit.................         (166,162)
                                                 ---------------
      Net Expenses.............................       26,216,496
                                                 ---------------
  NET INVESTMENT INCOME........................      209,904,550
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      546,046,706
      Futures contracts........................      (20,841,176)
      Short sales..............................          (30,344)
                                                 ---------------
                                                     525,175,186
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (145,915,485)
      Futures contracts........................       (1,775,225)
      Short sales..............................       (1,139,560)
                                                 ---------------
                                                    (148,830,270)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      376,344,916
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   586,249,466
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    209,904,550     $   173,283,574
    Net realized gain on investments.......................................................        525,175,186         270,107,246
    Net change in unrealized appreciation on investments...................................       (148,830,270)         61,403,321
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        586,249,466         504,794,141
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................       (209,004,256)       (174,034,704)
    Dividends in excess of net investment income...........................................                 --             (41,632)
    Distributions from net realized capital gains..........................................       (518,358,296)       (273,551,593)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (727,362,552)       (447,627,929)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,585,160 and 10,561,256 shares, respectively].....................         74,015,405         167,668,924
    Capital stock issued in reinvestment of dividends and distributions [47,801,252 and
     29,086,855 shares, respectively]......................................................        727,362,552         447,627,929
    Capital stock repurchased [(24,112,955) and (8,429,995) shares, respectively]..........       (394,841,365)       (134,428,797)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        406,536,592         480,868,056
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        265,423,506         538,034,268
  NET ASSETS:
    Beginning of year......................................................................      4,478,808,533       3,940,774,265
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,744,232,039     $ 4,478,808,533
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $5,050,966,053)..........................  $5,471,387,547
    Cash.......................................          15,631
    Interest and dividends receivable..........      40,850,547
    Receivable for investments sold............             294
                                                 --------------
      Total Assets.............................   5,512,254,019
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      12,760,562
    Payable to investment adviser..............       8,471,572
    Accrued expenses...........................         654,878
    Due to broker -- variation margin..........         203,828
    Payable for capital stock repurchased......          21,085
                                                 --------------
      Total Liabilities........................      22,111,925
                                                 --------------
  NET ASSETS...................................  $5,490,142,094
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,177,111
      Paid-in capital, in excess of par........   4,984,889,353
                                                 --------------
                                                  4,988,066,464
    Undistributed net investment income........         768,864
    Accumulated net realized gain on
      investments..............................      82,447,694
    Net unrealized appreciation on
      investments..............................     418,859,072
                                                 --------------
    Net assets, December 31, 1997..............  $5,490,142,094
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 317,711,061 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        17.28
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $810,090 foreign
      withholding tax).........................  $    35,833,891
    Interest...................................      156,549,837
                                                 ---------------
                                                     192,383,728
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,740,440
    Custodian expense..........................          477,000
    Shareholders' reports......................          212,000
    Accounting fees............................           94,000
    Audit fees.................................           72,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            1,971
                                                 ---------------
      Total Expenses...........................       32,604,411
    Less: Custodian fee credit.................         (284,638)
                                                 ---------------
      Net Expenses.............................       32,319,773
                                                 ---------------
  NET INVESTMENT INCOME........................      160,063,955
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      867,141,418
      Futures contracts........................         (499,159)
      Short sales..............................        1,049,655
                                                 ---------------
                                                     867,691,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (160,872,103)
      Futures contracts........................       (1,562,422)
      Short sales..............................       (1,168,571)
                                                 ---------------
                                                    (163,603,096)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      704,088,818
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   864,152,773
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    160,063,955     $   139,211,865
    Net realized gain on investments.......................................................        867,691,914         408,046,131
    Net change in unrealized appreciation on investments...................................       (163,603,096)         41,728,823
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        864,152,773         588,986,819
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (159,343,911)       (142,089,785)
    Distributions from net realized capital gains..........................................       (823,214,223)       (458,909,559)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (982,558,134)       (600,999,344)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,859,580 and 8,998,637 shares, respectively]......................         92,765,042         166,455,957
    Capital stock issued in reinvestment of dividends and distributions [56,453,647 and
     34,012,173 shares, respectively]......................................................        982,558,134         600,999,344
    Capital stock repurchased [(18,791,325) and (6,420,074) shares, respectively]..........       (363,698,408)       (119,724,926)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        711,624,768         647,730,375
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        593,219,407         635,717,850
  NET ASSETS:
    Beginning of year......................................................................      4,896,922,687       4,261,204,837
                                                                                             ------------------  -------------------
    End of year............................................................................   $  5,490,142,094     $ 4,896,922,687
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $551,773,633)............................  $  562,701,784
    Cash.......................................       9,588,705
    Interest and dividends receivable..........      11,028,778
    Receivable for investments sold............         918,120
                                                 --------------
      Total Assets.............................     584,237,387
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      14,754,249
    Payable to investment adviser..............         738,097
    Accrued expenses...........................          69,963
                                                 --------------
      Total Liabilities........................      15,562,309
                                                 --------------
  NET ASSETS...................................  $  568,675,078
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      698,191
      Paid-in capital, in excess of par........     562,703,961
                                                 --------------
                                                    563,402,152
    Undistributed net investment income........         735,254
    Accumulated net realized loss on
      investments..............................      (6,390,479)
    Net unrealized appreciation on
      investments..............................      10,928,151
                                                 --------------
    Net assets, December 31, 1997..............  $  568,675,078
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 69,819,106 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $         8.14
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    48,438,901
    Dividends..................................        2,026,846
                                                 ---------------
                                                      50,465,747
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,679,304
    Custodian expense..........................           79,000
    Accounting fees............................           68,000
    Shareholders' reports......................           18,000
    Audit fee..................................            6,000
    Directors' fees............................            3,000
    Legal fees.................................              300
    Miscellaneous expenses.....................              903
                                                 ---------------
      Total Expenses...........................        2,854,507
    Less: Custodian fee credit.................          (64,527)
                                                 ---------------
      Net Expenses.............................        2,789,980
                                                 ---------------
  NET INVESTMENT INCOME........................       47,675,767
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       15,354,840
    Net change in unrealized appreciation on
      investments..............................         (144,633)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       15,210,207
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    62,885,974
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     47,675,767     $    39,424,947
    Net realized gain (loss) on investments................................................         15,354,840          (1,288,395)
    Net change in unrealized appreciation on investments...................................           (144,633)          4,580,936
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         62,885,974          42,717,488
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (47,277,841)        (39,126,995)
    Dividends in excess of net investment income...........................................                 --            (495,859)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (47,277,841)        (39,622,854)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [18,324,520 and 5,685,336 shares, respectively].....................        149,154,244          45,754,000
    Capital stock issued in reinvestment of dividends and distributions [5,847,594 and
     5,088,084 shares, respectively].......................................................         47,277,841          39,622,854
    Capital stock repurchased [(9,372,701) and (2,919,156) shares, respectively]...........        (76,232,015)        (23,514,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        120,200,070          61,862,854
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        135,808,203          64,957,488
  NET ASSETS:
    Beginning of year......................................................................        432,866,875         367,909,387
                                                                                             ------------------  -------------------
    End of year............................................................................   $    568,675,078     $   432,866,875
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $1,467,986,080)..........................  $2,452,933,864
    Interest and dividends receivable..........       3,244,896
    Receivable for capital stock sold..........         486,793
                                                 --------------
      Total Assets.............................   2,456,665,553
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       6,152,798
    Payable to investment adviser..............       2,079,794
    Accrued expenses...........................         222,585
    Due to broker -- variation margin..........          19,150
                                                 --------------
      Total Liabilities........................       8,474,327
                                                 --------------
  NET ASSETS...................................  $2,448,191,226
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      810,134
      Paid-in capital, in excess of par........   1,455,746,577
                                                 --------------
                                                  1,456,556,711
    Undistributed net investment income........         304,262
    Accumulated net realized gain on
      investments..............................       5,874,119
    Net unrealized appreciation on
      investments..............................     985,456,134
                                                 --------------
    Net assets, December 31, 1997..............  $2,448,191,226
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 81,013,397 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        30.22
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $243,027 foreign
      withholding tax).........................  $    34,578,154
    Interest...................................        4,314,396
                                                 ---------------
                                                      38,892,550
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        7,121,699
    Shareholders' reports......................          126,000
    Accounting fees............................          115,000
    Custodian expense..........................           47,000
    Audit fees.................................           26,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,448
                                                 ---------------
      Total Expenses...........................        7,441,147
    Less: Custodian fee credit.................           (8,173)
                                                 ---------------
      Net Expenses.............................        7,432,974
                                                 ---------------
  NET INVESTMENT INCOME........................       31,459,576
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       57,018,822
      Futures contracts........................       17,002,563
                                                 ---------------
                                                      74,021,385
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      451,770,825
      Futures contracts........................         (207,850)
                                                 ---------------
                                                     451,562,975
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      525,584,360
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   557,043,936
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     31,459,576     $    24,969,455
    Net realized gain on investments.......................................................         74,021,385          12,465,185
    Net change in unrealized appreciation on investments...................................        451,562,975         226,522,837
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        557,043,936         263,957,477
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (31,155,314)        (25,100,782)
    Distributions from net realized capital gains..........................................        (67,389,823)        (17,273,757)
    Distributions in excess of net realized capital gains..................................                 --            (196,333)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (98,545,137)        (42,570,872)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [17,248,797 and 14,156,009 shares, respectively]....................        484,303,403         310,087,550
    Capital stock issued in reinvestment of dividends and distributions [3,309,920 and
     1,875,670 shares, respectively].......................................................         98,545,137          42,570,872
    Capital stock repurchased [(6,144,732) and (1,109,676) shares, respectively]...........       (174,536,420)        (23,942,788)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        408,312,120         328,715,634
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        866,810,919         550,102,239
  NET ASSETS:
    Beginning of year......................................................................      1,581,380,307       1,031,278,068
                                                                                             ------------------  -------------------
    End of year............................................................................   $  2,448,191,226     $ 1,581,380,307
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $1,533,057,472)..........................  $2,032,553,684
    Cash.......................................           1,153
    Interest and dividends receivable..........       5,671,121
                                                 --------------
      Total Assets.............................   2,038,225,958
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       6,349,449
    Payable to investment adviser..............       1,968,342
    Accrued expenses...........................         152,278
                                                 --------------
      Total Liabilities........................       8,470,069
                                                 --------------
  NET ASSETS...................................  $2,029,755,889
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      906,652
      Paid-in capital, in excess of par........   1,489,478,733
                                                 --------------
                                                  1,490,385,385
    Undistributed net investment income........       4,445,611
    Accumulated net realized gain on
      investments..............................      35,428,681
    Net unrealized appreciation on
      investments..............................     499,496,212
                                                 --------------
    Net assets, December 31, 1997..............  $2,029,755,889
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 90,665,193 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        22.39
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $533,835 foreign
      withholding tax).........................  $    48,458,837
    Interest...................................        6,190,866
                                                 ---------------
                                                      54,649,703
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        6,601,602
    Accounting fees............................           86,000
    Shareholders' reports......................           65,000
    Custodian expense..........................           50,000
    Audit fees.................................           22,000
    Directors' fee.............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................              918
                                                 ---------------
      Total Expenses...........................        6,829,520
    Less: Custodian fee credit.................          (30,193)
                                                 ---------------
      Net Expenses.............................        6,799,327
                                                 ---------------
  NET INVESTMENT INCOME........................       47,850,376
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........      209,283,667
    Net change in unrealized appreciation on
      investments..............................      251,369,014
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      460,652,681
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   508,503,057
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     47,850,376     $    40,888,718
    Net realized gain on investments.......................................................        209,283,667          35,305,154
    Net change in unrealized appreciation on investments...................................        251,369,014         167,448,548
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        508,503,057         243,642,420
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (43,537,704)        (49,702,706)
    Distributions from net realized capital gains..........................................       (179,961,221)        (35,958,853)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (223,498,925)        (85,661,559)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [11,266,195 and 3,768,657 shares, respectively].....................        253,831,217          65,526,000
    Capital stock issued in reinvestment of dividends and distributions [10,153,692 and
     4,848,028 shares, respectively].......................................................        223,498,925          85,661,559
    Capital stock repurchased [(4,416,916) and (3,172,162) shares, respectively]...........        (96,053,000)        (55,657,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        381,277,142          95,530,559
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        666,281,274         253,511,420
  NET ASSETS:
    Beginning of year......................................................................      1,363,474,615       1,109,963,195
                                                                                             ------------------  -------------------
    End of year............................................................................   $  2,029,755,889     $ 1,363,474,615
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $4,198,636,403)..........................  $6,025,444,474
    Cash.......................................          77,594
    Interest and dividends receivable..........      14,912,488
    Receivable for investments sold............       2,093,331
    Receivable for capital stock sold..........         486,261
                                                 --------------
      Total Assets.............................   6,043,014,148
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      11,649,933
    Payable to investment adviser..............       6,897,764
    Accrued expenses...........................         486,420
                                                 --------------
      Total Liabilities........................      19,034,117
                                                 --------------
  NET ASSETS...................................  $6,023,980,031
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,938,894
      Paid-in capital, in excess of par........   4,163,259,125
                                                 --------------
                                                  4,165,198,019
    Undistributed net investment income........         919,002
    Accumulated net realized gain on
      investments..............................      31,068,956
    Net unrealized appreciation on investments
      and foreign currencies...................   1,826,794,054
                                                 --------------
    Net assets, December 31, 1997..............  $6,023,980,031
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 193,889,401 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        31.07
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $1,062,630 foreign
      withholding tax).........................  $    80,559,590
    Interest...................................       70,049,162
                                                 ---------------
                                                     150,608,752
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       24,840,379
    Shareholders' reports......................          249,000
    Custodian expense..........................          122,000
    Accounting fees............................           83,000
    Audit fees.................................           75,000
    Legal fees.................................            4,000
    Directors' fees............................            2,800
    Miscellaneous expenses.....................            1,561
                                                 ---------------
      Total Expenses...........................       25,377,740
    Less: Custodian fee credit.................          (95,183)
                                                 ---------------
      Net Expenses.............................       25,282,557
                                                 ---------------
  NET INVESTMENT INCOME........................      125,326,195
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      320,710,878
      Foreign currencies.......................          247,917
                                                 ---------------
                                                     320,958,795
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      744,802,907
      Foreign currencies.......................          (14,018)
                                                 ---------------
                                                     744,788,889
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................    1,065,747,684
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $ 1,191,073,879
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    125,326,195     $   108,378,560
    Net realized gain on investments and foreign currencies................................        320,958,795         344,149,867
    Net change in unrealized appreciation on investments and foreign currencies............        744,788,889         282,410,872
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................      1,191,073,879         734,939,299
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................       (127,895,464)       (107,745,221)
    Distributions from net realized capital gains..........................................       (322,171,256)       (422,203,368)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (450,066,720)       (529,948,589)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [12,471,611 and 13,547,538 shares, respectively]....................        381,942,219         368,210,773
    Capital stock issued in reinvestment of dividends and distributions [14,665,432 and
     20,011,095 shares, respectively]......................................................        450,066,720         529,948,589
    Capital stock repurchased [(11,774,942) and (3,776,507) shares, respectively]..........       (363,005,143)       (102,985,123)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        469,003,796         795,174,239
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................      1,210,010,955       1,000,164,949
  NET ASSETS:
    Beginning of year......................................................................      4,813,969,076       3,813,804,127
                                                                                             ------------------  -------------------
    End of year............................................................................   $  6,023,980,031     $ 4,813,969,076
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $426,967,254)............................  $  506,859,751
    Cash.......................................         117,479
    Interest and dividends receivable..........         300,382
    Receivable for investments sold............          84,864
                                                 --------------
      Total Assets.............................     507,362,476
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      10,696,174
    Payable to investment adviser..............         676,015
    Accrued expenses...........................          53,168
                                                 --------------
      Total Liabilities........................      11,425,357
                                                 --------------
  NET ASSETS...................................  $  495,937,119
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      279,684
      Paid-in capital, in excess of par........     412,804,227
                                                 --------------
                                                    413,083,911
    Undistributed net investment income........         101,780
    Accumulated net realized gain on
      investments..............................       2,858,931
    Net unrealized appreciation on
      investments..............................      79,892,497
                                                 --------------
    Net assets, December 31, 1997..............  $  495,937,119
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 27,968,374 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        17.73
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $58,571 foreign
      withholding tax).........................  $     2,459,372
    Interest...................................          613,133
                                                 ---------------
                                                       3,072,505
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,063,572
    Accounting fees............................           87,000
    Custodian expense..........................           25,000
    Shareholders' reports......................           23,000
    Audit fees.................................            3,500
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            2,838
                                                 ---------------
      Total Expenses...........................        2,207,910
    Less: Custodian fee credit.................           (7,281)
                                                 ---------------
      Net Expenses.............................        2,200,629
                                                 ---------------
  NET INVESTMENT INCOME........................          871,876
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       33,000,406
    Net change in unrealized appreciation on
      investments..............................       54,234,653
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       87,235,059
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    88,106,935
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        871,876     $       270,664
    Net realized gain (loss) on investments................................................         33,000,406          (3,092,511)
    Net change in unrealized appreciation on investments...................................         54,234,653          21,613,425
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         88,106,935          18,791,578
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (832,883)           (373,490)
    Distributions from net realized capital gains..........................................        (27,048,964)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (27,881,847)           (373,490)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [12,593,772 and 11,292,685 shares, respectively]....................        218,245,522         151,529,000
    Capital stock issued in reinvestment of dividends and distributions [1,607,079 and
     27,287 shares, respectively]..........................................................         27,881,847             373,490
    Capital stock repurchased [(1,044,246) and (531,868) shares, respectively].............        (17,547,320)         (6,868,000)
    Initial capitalization repurchased by The Prudential [(1,004,760) and -0- shares
     respectively].........................................................................        (19,411,166)                 --
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        209,168,883         145,034,490
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        269,393,971         163,452,578
  NET ASSETS:
    Beginning of year......................................................................        226,543,148          63,090,570
                                                                                             ------------------  -------------------
    End of year............................................................................   $    495,937,119     $   226,543,148
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $250,408,668)............................  $  290,466,394
    Due from broker -- variation margin........         238,025
    Interest and dividends receivable..........         161,563
    Receivable for investments sold............           3,325
                                                 --------------
      Total Assets.............................     290,869,307
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         283,977
    Bank overdraft.............................         146,909
    Accrued expenses...........................         106,412
    Payable for investments purchased..........          22,095
                                                 --------------
      Total Liabilities........................         559,393
                                                 --------------
  NET ASSETS...................................  $  290,309,914
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      182,229
      Paid-in capital, in excess of par........     246,921,199
                                                 --------------
                                                    247,103,428
    Undistributed net investment income........          66,820
    Accumulated net realized gain on
      investments..............................       2,753,991
    Net unrealized appreciation on
      investments..............................      40,385,675
                                                 --------------
    Net assets, December 31, 1997..............  $  290,309,914
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 18,222,874 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        15.93
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $717 foreign withholding
      tax).....................................  $     1,712,972
    Interest...................................          881,900
                                                 ---------------
                                                       2,594,872
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          867,687
    Accounting fees............................          128,500
    Custodian expense..........................           75,000
    Shareholders' reports......................           13,000
    Directors' fees............................            3,000
    Audit fees.................................            2,000
    Miscellaneous expenses.....................              764
                                                 ---------------
      Total Expenses...........................        1,089,951
    Less: Custodian fee credit.................           (2,725)
                                                 ---------------
      Net Expenses.............................        1,087,226
                                                 ---------------
  NET INVESTMENT INCOME........................        1,507,646
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       19,300,211
      Futures contracts........................        2,286,760
                                                 ---------------
                                                      21,586,971
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       24,768,005
      Futures contracts........................          371,000
                                                 ---------------
                                                      25,139,005
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       46,725,976
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    48,233,622
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,507,646     $       788,546
    Net realized gain on investments.......................................................         21,586,971           2,844,341
    Net change in unrealized appreciation on investments...................................         25,139,005          12,638,510
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         48,233,622          16,271,397
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,440,826)           (821,179)
    Distributions from net realized capital gains..........................................        (19,469,768)         (2,604,153)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (20,910,594)         (3,425,332)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [8,135,914 and 7,144,721 shares, respectively]......................        128,260,999          92,968,000
    Capital stock issued in reinvestment of dividends and distributions [1,354,381 and
     259,822 shares, respectively].........................................................         20,910,594           3,425,332
    Capital stock repurchased [(941,823) and (692,228) shares, respectively]...............        (15,480,999)         (8,808,000)
    Initial capitalization repurchased by The Prudential [(1,049,184) and -0- shares,
     respectively].........................................................................        (18,602,031)                 --
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        115,088,563          87,585,332
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        142,411,591         100,431,397
  NET ASSETS:
    Beginning of year......................................................................        147,898,323          47,466,926
                                                                                             ------------------  -------------------
    End of year............................................................................   $    290,309,914     $   147,898,323
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $501,984,495)............................  $  618,110,214
    Cash.......................................             881
    Foreign currency, at value (cost:
      $18,305,955).............................      18,046,890
    Receivable for investments sold............       6,732,972
    Dividends and interest receivable..........         825,037
    Forward currency contracts -- amount
      receivable from counterparties...........         553,788
    Receivable for capital stock sold..........          63,725
                                                 --------------
      Total Assets.............................     644,333,507
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,413,779
    Payable to investment adviser..............       1,247,805
    Accrued expenses and other liabilities.....         190,075
    Forward currency contracts -- amount
      payable to counterparties................          80,496
                                                 --------------
      Total Liabilities........................       5,932,155
                                                 --------------
  NET ASSETS...................................  $  638,401,352
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      356,200
      Paid-in capital, in excess of par........     523,066,882
                                                 --------------
                                                    523,423,082
    Undistributed net investment income........       3,515,798
    Accumulated net realized gain on
      investments..............................      (4,868,770)
    Net unrealized appreciation on investments
      and foreign currencies...................     116,331,242
                                                 --------------
    Net assets, December 31, 1997..............  $  638,401,352
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 35,619,965 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        17.92
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $704,849 foreign
      withholding tax).........................  $     7,940,250
    Interest...................................          622,794
                                                 ---------------
                                                       8,563,044
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,836,302
    Custodian expense..........................          368,000
    Accounting fees............................          223,000
    Shareholders' reports......................           55,000
    Audit fees.................................            3,500
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           13,625
                                                 ---------------
                                                       5,502,427
                                                 ---------------
  NET INVESTMENT INCOME........................        3,060,617
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................       29,811,023
      Foreign currencies.......................        1,216,034
                                                 ---------------
                                                      31,027,057
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................        5,516,053
      Foreign currencies.......................         (408,410)
                                                 ---------------
                                                       5,107,643
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       36,134,700
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    39,195,317
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      3,060,617     $     3,109,922
    Net realized gain on investments and foreign currencies................................         31,027,057          19,772,496
    Net change in unrealized appreciation on investments and foreign currencies............          5,107,643          65,301,446
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         39,195,317          88,183,864
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (4,377,947)         (3,109,922)
    Distributions in excess of net investment income.......................................         (3,434,778)                 --
    Distributions from net realized capital gains..........................................        (30,337,530)        (19,019,488)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (38,150,255)        (22,129,410)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,853,862 and 7,307,979 shares, respectively]......................        111,692,563         123,508,873
    Capital stock issued in reinvestment of dividends and distributions [2,115,902 and
     1,310,966 shares, respectively].......................................................         38,150,255          22,129,410
    Capital stock repurchased [(4,869,453) and (1,820,909) shares, respectively]...........        (93,116,567)        (30,587,232)
    Initial capitalization repurchased by The Prudential [-0- and (36,088) shares,
     respectively].........................................................................                 --            (575,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         56,726,251         114,476,051
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         57,771,313         180,530,505
  NET ASSETS:
    Beginning of year......................................................................        580,630,039         400,099,534
                                                                                             ------------------  -------------------
    End of year............................................................................   $    638,401,352     $   580,630,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $379,415,418)............................  $  357,377,590
    Cash.......................................             855
    Foreign currency, at value (cost:
      $510,205)................................         508,663
    Interest and dividends receivable..........         630,539
                                                 --------------
      Total Assets.............................     358,517,647
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         470,310
    Accrued expenses...........................          95,924
                                                 --------------
      Total Liabilities........................         566,234
                                                 --------------
  NET ASSETS...................................  $  357,951,413
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      234,811
      Paid-in capital, in excess of par........     363,006,317
                                                 --------------
                                                    363,241,128
    Undistributed net investment income........         633,307
    Accumulated net realized gain on
      investments..............................      16,116,177
    Net unrealized depreciation on investments
      and foreign currencies...................     (22,039,199)
                                                 --------------
    Net assets, December 31, 1997..............  $  357,951,413
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 23,481,072 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        15.24
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $291,018 foreign
      withholding tax).........................  $     4,325,040
    Interest...................................          466,389
                                                 ---------------
                                                       4,791,429
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,975,906
    Accounting fees............................           85,000
    Custodian expense..........................           47,000
    Shareholders' reports......................           25,000
    Audit fees.................................            6,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            1,548
                                                 ---------------
      Total Expenses...........................        2,143,454
    Less: Custodian fee credit.................             (489)
                                                 ---------------
      Net Expenses.............................        2,142,965
                                                 ---------------
  NET INVESTMENT INCOME........................        2,648,464
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       50,711,042
      Foreign currencies.......................          (55,600)
                                                 ---------------
                                                      50,655,442
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................     (100,226,395)
      Foreign currencies.......................           (1,351)
                                                 ---------------
                                                    (100,227,746)
                                                 ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      (49,572,304)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (46,923,840)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,648,464     $     2,785,067
    Net realized gain on investments and foreign currencies................................         50,655,442          55,113,208
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currencies............................................................................       (100,227,746)         36,052,334
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        (46,923,840)         93,950,609
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (2,203,301)         (2,609,058)
    Distributions from net realized capital gains..........................................        (46,135,203)        (50,936,196)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (48,338,504)        (53,545,254)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [1,537,840 and 2,914,136 shares, respectively]......................         30,041,015          60,203,000
    Capital stock issued in reinvestment of dividends and distributions [3,086,491 and
     2,739,322 shares, respectively].......................................................         48,338,504          53,545,254
    Capital stock repurchased [(3,322,673) and (448,045) shares, respectively].............        (63,551,000)         (8,940,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         14,828,519         104,808,254
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (80,433,825)        145,213,609
  NET ASSETS:
    Beginning of year......................................................................        438,385,238         293,171,629
                                                                                             ------------------  -------------------
    End of year............................................................................   $    357,951,413     $   438,385,238
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
ASSET-BACKED SECURITIES -- 11.5%
  PNC Student Loan Trust I 1997-2 A1 (a)..........   5.91%   07/20/98  $   4,501  $    4,501,078
  Restructured Asset Securities Enhanced
    Return (a)....................................   5.96%   08/28/98     16,000      16,000,000
  Short Term Card Trust 1996-1 (a)................   6.00%   01/15/98     24,000      24,000,000
  Short Term Repackaged Asset Trust 1997-A (a)....   6.00%   12/15/98      8,000       8,000,000
  Strategic Money Market Trust 1997-A (a).........   5.91%   12/16/98     23,000      23,000,000
                                                                                  --------------
                                                                                      75,501,078
                                                                                  --------------
BANK NOTES -- 5.8%
  Comerica Bank of Detroit (a)....................   5.97%   02/05/98      2,000       1,999,883
  Comerica Bank of Detroit (a)....................   5.90%   02/11/98      9,000       8,999,333
  FCC National Bank (a)...........................   5.85%   07/02/98     12,000      11,995,370
  US Bank, N.A. (a)...............................   5.88%   04/10/98      4,000       3,999,582
  Nationsbank Corp. (a)...........................   5.87%   05/21/98      1,450       1,450,122
  Wachovia Bank, N.A. (a).........................   6.14%   06/01/98     10,000      10,000,000
                                                                                  --------------
                                                                                      38,444,290
                                                                                  --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.1%
  Corestates Bank N.A. (a)........................   5.78%   01/23/98      1,000       1,000,000
                                                                                  --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 6.2%
  Banco De Santander De Credito S.A...............   5.76%   04/20/98      4,000       4,000,233
  Svenska Handelsbanken, Inc......................   5.83%   03/12/98      2,000       1,999,710
  Svenska Handelsbanken A.B.......................   5.72%   03/16/98     30,000      29,652,033
  Westdeutsche Landesbank Girozentral.............   5.81%   03/04/98      5,000       4,999,982
                                                                                  --------------
                                                                                      40,651,958
                                                                                  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 13.4%
  Bank of Montreal................................   5.64%   01/29/98      4,000       4,000,000
  Barclays Bank PLC...............................   5.84%   03/09/98      1,000         999,645
  Commerzbank, AG.................................   6.08%   05/27/98      8,000       7,998,938
  Commerzbank, AG.................................   5.97%   08/17/98     10,000       9,998,217
  Credit Agricole Indosuez........................   5.75%   02/10/98      3,000       3,000,000
  Credit Agricole Indosuez........................   5.95%   10/21/98      5,000       4,998,088
  Landesbank Hessen-Thuringen Girozentrale........   6.13%   04/01/98     10,000       9,997,185
  Landesbank Hessen-Thuringen Girozentrale........   5.94%   06/19/98     10,000       9,997,361
  National Westminister Bank, PLC.................   5.86%   03/10/98      2,000       1,999,045
  National Westminister Bank, PLC.................   6.06%   05/26/98      5,000       4,999,059
  Royal Bank of Canada............................   5.91%   06/17/98      5,000       4,998,696
  Societe Generale................................   5.85%   03/03/98      1,000         999,545
  Societe Generale................................   6.19%   05/06/98      2,000       1,999,597
  Societe Generale................................   6.01%   06/16/98     10,000       9,998,704
  Swiss Bank Corp.................................   5.76%   02/12/98      6,000       5,999,611
  Swiss Bank Corp.................................   5.98%   03/19/98      5,000       4,999,801
                                                                                  --------------
                                                                                      86,983,492
                                                                                  --------------
COMMERCIAL PAPER -- 42.9%
  AC Acquisition Holding Co.......................   5.70%   02/18/98      3,000       2,977,675
  American Express Credit Corp....................   6.25%   01/13/98      2,300       2,295,608
  Aon Corp........................................   5.82%   02/05/98      6,126       6,092,327
  Aristar, Inc....................................   5.84%   01/29/98      1,000         995,620
  Aristar, Inc....................................   5.93%   02/10/98      2,000       1,987,152
  Aristar, Inc....................................   5.95%   02/12/98      1,000         993,224
  Associates First Capital Corp...................   5.79%   02/04/98      3,000       2,984,077
  Barnett Bank, Inc...............................   6.70%   01/02/98      4,053       4,053,000
  Barton Capital Corp.............................   5.95%   02/09/98      4,000       3,974,878
  Bell Atlantic Financial Services, Inc...........   6.10%   01/13/98     14,000      13,973,906
  Bell Atlantic Financial Services, Inc...........   6.00%   01/29/98      5,255       5,231,352
  BP America......................................   6.90%   01/02/98     10,000      10,000,000
  Carnival Corp...................................   5.83%   01/30/98      3,000       2,986,397

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1997

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Caterpillar Financial Services Corp.............   5.95%   01/27/98  $   1,000  $      995,868
  Centric Capital Corp............................   5.92%   02/23/98      2,500       2,478,622
  Centric Capital Corp............................   5.80%   02/27/98      5,000       4,954,889
  Chrysler Financial Corp.........................   5.79%   02/09/98      8,000       7,951,106
  Coca Cola Enterprises, Inc......................   5.87%   02/23/98      4,000       3,966,084
  Coca Cola Enterprises, Inc......................   5.85%   02/27/98      1,000         990,900
  Corestates Capital Corp. (a)....................   5.93%   08/28/98      3,000       3,000,000
  Corporate Receivables Corp......................   6.00%   01/28/98      3,000       2,987,000
  Duke Capital Corp...............................   5.90%   01/23/98      8,000       7,972,467
  Enterprise Funding Corp.........................   5.90%   01/27/98      1,000         995,903
  Enterprise Funding Corp.........................   5.86%   02/27/98      3,872       3,836,705
  Falcon Asset Securitization Corp................   5.90%   01/21/98      2,000       1,993,772
  Falcon Asset Securitization Corp................   6.07%   02/05/98      7,000       6,959,871
  First Chicago Financial Corp....................   5.83%   03/20/98      2,000       1,975,061
  General Electric Capital Corp...................   5.88%   01/30/98     10,000       9,954,267
  General Motors Acceptance Corp..................   5.76%   02/09/98     12,000      11,927,040
  ING America Insurance Holdings, Inc.............   5.74%   04/03/98     11,000      10,840,396
  ING America Insurance Holdings, Inc.............   5.74%   04/28/98      8,000       7,852,036
  Johnson Controls, Inc...........................   5.80%   02/13/98      3,000       2,979,700
  Market Street Funding Corp......................   5.80%   02/03/98      3,000       2,984,533
  Martin Marietta Material........................   5.88%   02/05/98      1,000         994,451
  Mont Blanc Capital Corp.........................   5.90%   01/23/98      8,000       7,972,467
  Mont Blanc Capital Corp.........................   6.00%   01/28/98      1,000         995,667
  National Rural Utility..........................   5.56%   01/27/98      7,465       7,436,177
  Newell Co.......................................   6.80%   01/02/98     30,500      30,500,000
  Old Line Funding Corp...........................   5.88%   01/20/98      5,000       4,985,312
  Old Line Funding Corp...........................   5.90%   01/21/98      2,000       1,993,772
  SAFECO Corp.....................................   5.70%   01/23/98      4,000       3,986,700
  SAFECO Corp.....................................   5.83%   02/26/98      5,000       4,955,465
  SAFECO Corp.....................................   5.76%   03/17/98      3,000       2,964,480
  SAFECO Corp.....................................   5.79%   03/19/98      1,000         987,777
  Smith Barney Holdings...........................   5.62%   01/28/98      6,088       6,063,289
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.84%   02/20/98      2,000       1,984,102
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.86%   02/20/98      2,000       1,984,048
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.80%   03/26/98      1,000         986,628
  Triple A-One Funding Corp.......................   6.15%   01/09/98      2,250       2,247,309
  Triple A-One Funding Corp.......................   6.20%   01/23/98      1,561       1,555,354
  TRW, Inc........................................   6.00%   01/28/98      4,000       3,982,667
  Variable Funding Capital Corp...................   5.89%   01/22/98      5,410       5,392,297
  Variable Funding Capital Corp...................   5.88%   01/29/98      4,000       3,982,360
  WCP Funding, Inc................................   6.10%   01/27/98      9,000       8,961,875
  Windmill Funding Corp...........................   5.89%   01/29/98      8,000       7,964,660
  Wood Street Funding Corp........................   6.25%   01/07/98      3,369       3,366,076
  Xerox Overseas Holdings PLC.....................   5.79%   02/10/98      5,000       4,968,637
  Xerox Capital (Europe) PLC......................   5.79%   02/26/98      5,000       4,955,771
                                                                                  --------------
                                                                                     282,308,777
                                                                                  --------------
LOAN PARTICIPATIONS -- 3.5%
  Bell Atlantic Financial Services................   6.10%   01/21/98      6,000       6,000,000
  Countrywide Home Loan, Inc......................   6.25%   01/30/98     17,000      17,000,000
                                                                                  --------------
                                                                                      23,000,000
                                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 16.1%
  American General Finance Corp...................   7.48%   03/02/98      2,700       2,705,005
  CIT Group Holdings, Inc.........................   8.75%   04/15/98      2,000       2,014,097
  First Union Corp................................   6.75%   01/15/98      4,000       4,001,218
  General Motors Acceptance Corp. (a).............   5.73%   02/02/98     11,000      10,999,659
  General Motors Acceptance Corp. (a).............   5.79%   09/21/98      4,000       3,996,752
  General Motors Acceptance Corp. (a).............   6.00%   02/02/98      2,000       2,000,469
  Goldman Sachs Group L.P. (a)....................   6.03%   12/17/98     30,000      30,000,000
  Liquid Asset Backed Security Trust 1997-7 (a)...   6.03%   12/22/98      9,000       9,000,000
  Merrill Lynch & Co., Inc. (a)...................   5.96%   10/08/98     16,000      15,998,804
  Morgan Stanley Group, Inc. (a)..................   6.34%   03/09/98      4,000       4,002,425
  Morgan Stanley Group, Inc. (a)..................   5.88%   10/26/98      4,000       4,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1997

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Morgan Stanley Group, Inc. (a)..................   6.07%   11/16/98  $   5,000  $    7,000,000
  SMM Trust Notes 1997-X (a)......................   6.00%   12/14/98      9,000       9,000,000
  Transamerica Finance Corp.......................   6.06%   06/15/98      1,450       1,451,032
                                                                                  --------------
                                                                                     106,169,461
                                                                                  --------------
TOTAL INVESTMENTS -- 99.5%
  (amortized cost $654,059,056 (b)).............................................     654,059,056
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%...................................       3,403,084
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  657,462,140
                                                                                  --------------
                                                                                  --------------

    The following abbreviations are used in portfolio descriptions:
        AG  Aktiengesellschaft (German Stock Company)
    PLC     Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1997.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1997 was as follows:

Commercial Bank                                    33.9%
Asset Backed Securities                            14.0%
Security Brokers & Dealers                         10.2%
Fire & Marine Casualty Insurance                    6.8%
Finance Lessors                                     5.8%
Miscellaneous Furniture                             4.6%
Telephone & Communications                          4.1%
Fire Insurance                                      2.8%
Mortgage Banker                                     2.6%
Bank Holding Company U.S.                           2.2%
Short-Term Business Credit                          2.0%
Petroleum Refining                                  1.5%
Photographic Equipment                              1.5%
Personal Credit                                     1.5%
Electrical Services                                 1.2%
Accident/Health Insurance                           0.9%
Beverages                                           0.8%
Construction                                        0.8%
Guided Missiles                                     0.6%
Pharmaceuticals                                     0.5%
Water Transport                                     0.5%
Regulating Controls                                 0.5%
Mining/Quarry                                       0.2%
                                            ------------
                                                   99.5%
Other assets in excess of liabilities               0.5%
                                            ------------
                                                  100.0%
                                            ------------
                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
LONG-TERM INVESTMENTS -- 92.8%
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
                                                    (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
LONG-TERM BONDS

                                                    ------------  ------   --------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 1.1%
  Agco Corp.,.....................................      Ba1        8.50%   03/15/06  $     600  $      637,500
  Archer Daniels Midland Co.,.....................      Aa3        6.95%   12/15/2097     8,400      8,509,536
                                                                                                --------------
                                                                                                     9,147,036
                                                                                                --------------
AIRLINES -- 4.7%
  Boeing Co., (a).................................      Aa3        8.75%   08/15/21      6,250       7,831,500
  Delta Air Lines, Inc., M.T.N....................      Baa3       7.79%   12/01/98      1,000       1,013,930
  Delta Air Lines, Inc., M.T.N....................      Baa3       8.38%   06/12/98      2,000       2,018,960
  Delta Air Lines, Inc.,..........................      Baa3      9.875%   05/15/00      6,000       6,464,520
  United Airlines, Inc.,..........................      Baa3       9.75%   08/15/21      4,500       5,758,515
  United Airlines, Inc.,..........................      Baa3      10.67%   05/01/04      7,000       8,390,060
  United Airlines, Inc.,..........................      Baa3      11.21%   05/01/14      5,000       7,011,550
                                                                                                --------------
                                                                                                    38,489,035
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 6.4%
  Banco Ganadero, M.T.N. SA, (Colombia)...........      Baa3       9.75%   08/26/99      4,100       4,212,750
  Bangkok Bank, (Thailand) (b)....................      Ba1       8.375%   01/15/27     12,000       7,032,120
  Banque Cent De Tunisie, (Tunisia)...............      Baa3       7.50%   09/19/07      3,000       2,805,000
  Capital One Bank,...............................      Baa3       7.08%   10/30/01      5,000       5,116,100
  Chase Manhattan Corp., (a)......................       A1        8.00%   06/15/99      2,000       2,050,880
  Chemical Bank, (a)..............................      Aa3       6.625%   08/15/05      2,000       2,016,600
  Compass Trust Bank,.............................       A3        8.23%   01/15/27      4,500       4,882,500
  International Bank for Reconstruction and
    Development, (Supranational)..................      Aaa       12.375%  10/15/02        750         946,125
  Kansallis-Osake Pankki, (Finland)...............       A3        8.65%   12/29/49      5,000       5,100,000
  Kansallis-Osake Pankki, (Finland) (a)...........       A3       10.00%   05/01/02      5,000       5,681,950
  National Australia Bank, (Australia)............       A1        6.40%   12/10/07      3,700       3,700,000
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%   03/29/49      5,000       5,093,750
  Svenska Handelsbank, (Sweden)...................       A1       7.125%   03/29/49      3,500       3,526,250
                                                                                                --------------
                                                                                                    52,164,025
                                                                                                --------------
CABLE -- 1.5%
  Rogers Cablesystems, Inc., (Canada).............      Ba3       10.00%   03/15/05      4,000       4,400,000
  Videotron Holdings, PLC, Zero Coupon (until
    7/1/99).......................................      Baa3      11.125%  07/01/04      8,000       7,619,840
                                                                                                --------------
                                                                                                    12,019,840
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.4%
  Grupo Televisa SA, (Mexico).....................      Ba3       11.875%  05/15/06      2,500       2,825,000
                                                                                                --------------
COMPUTER SERVICES -- 0.6%
  Seagate Technology, Inc.,.......................      Baa3       7.45%   03/01/37      5,000       5,135,100
                                                                                                --------------
COMPUTERS -- 1.4%
  International Business Machines Corp., (a)......       A1       7.125%   12/01/2096    10,900     11,276,704
                                                                                                --------------
FINANCIAL SERVICES -- 20.5%
  Advanta Corp., M.T.N............................      Ba3        7.25%   08/16/99     10,000       9,859,700
  Advanta Mortgage Loan Trust, Series 1994-3
    (a)...........................................      Aaa        8.49%   01/25/26      8,500       8,925,000
  American General Finance, Inc., (a).............       A1       8.125%   03/15/46     12,000      13,311,600
  Aristar, Inc., (a)..............................       A3        5.75%   07/15/98      2,000       1,999,820
  Aristar, Inc.,..................................      Baa1       7.50%   07/01/99      2,000       2,037,120
  Arkwright Corp.,................................      Baa3      9.625%   08/15/26      5,000       5,919,750
  Chrysler Financial Corp., (a)...................       A3        9.50%   12/15/99      5,000       5,309,800
  Conseco, Inc.,..................................      Ba2        8.70%   11/15/26      1,600       1,788,880
  Conseco, Inc., (b)..............................      Ba2       8.796%   04/01/27     15,500      17,300,635
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       7.00%   06/15/00      9,000       9,179,640
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2      7.875%   03/15/98      5,000       5,018,600
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       8.75%   12/15/99      3,000       3,147,000
  Felcor Suite Hotels, Inc.,......................      Ba1       7.625%   10/01/07      7,900       7,906,320
  Ford Motor Credit Co., (a)......................       A1        5.75%   01/25/01      4,000       3,944,680
  Ford Motor Credit Co., (a)......................       A1        6.25%   02/26/98      3,000       3,000,780
  General Motors Acceptance Corp., (a)............       A3        8.40%   10/15/99      3,700       3,836,937
  Green Tree Financial Corp.,.....................       NR        7.90%   03/15/28      7,694       7,946,940
  Industrial Financial Corp.,.....................      Ba1       7.875%   08/04/02      4,000       3,800,000
  Lumbermens Mutual Casualty Co.,.................      Baa1       8.30%   12/01/37     12,850      13,621,000
  Nationwide CSN Trust,...........................       A1       9.875%   02/15/25      5,000       5,896,950
  Polysindo Int'l. Finance Co., (Indonesia).......      Ba3       11.375%  06/15/06      3,000       2,430,000
  Polysindo Int'l. Finance Co., (Indonesia).......      Ba3       13.00%   06/15/01      2,500       2,275,000
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................      Ba1        9.75%   04/15/01      5,750       5,807,500
  Reliastar Financial Corp., (a)..................       A3       6.625%   09/15/03      5,000       5,007,500
  Union Planters Corp.,...........................      Baa1       8.20%   12/15/26      5,000       5,251,550
  Vesta Insurance Group,..........................      Baa3      8.525%   01/15/27     12,000      13,231,200
                                                                                                --------------
                                                                                                   167,753,902
                                                                                                --------------
FOOD & BEVERAGE -- 1.4%
  RJR Nabisco, Inc.,..............................      Baa3       8.25%   07/01/04     11,000      11,563,750
                                                                                                --------------
FOREST PRODUCTS -- 0.8%
  Westvaco Corp., (a).............................       A1        9.75%   06/15/20      5,000       6,673,550
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
INDUSTRIAL -- 0.4%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%   12/08/03  $   3,000  $    2,962,500
                                                                                                --------------
INVESTMENT BANKERS -- 7.4%
  Lehman Brothers Holdings, Inc., M.T.N...........      Baa1       6.40%   08/30/00     23,250      23,220,938
  Salomon Inc.,...................................      Baa1       6.25%   10/01/99      8,000       8,009,280
  Salomon Inc.,...................................       A2        6.50%   03/01/00     10,000      10,052,400
  Salomon Inc., M.T.N.............................       A2        6.59%   02/21/01     10,000      10,083,200
  Salomon Inc.,...................................       A2        6.65%   07/15/01      7,000       7,059,080
  Salomon Inc.,...................................       A2        7.25%   05/01/01      2,250       2,309,220
                                                                                                --------------
                                                                                                    60,734,118
                                                                                                --------------
LEISURE & TOURISM -- 2.7%
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.00%   10/15/07      8,000       8,058,640
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.25%   08/15/06      5,000       5,146,400
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.50%   10/15/27      8,500       8,655,890
                                                                                                --------------
                                                                                                    21,860,930
                                                                                                --------------
MEDIA -- 6.0%
  News America Holdings, Inc., (a)................      Baa3       7.50%   03/01/00      6,000       6,134,760
  Paramount Communications, Inc.,.................      Ba2        7.50%   01/15/02      5,000       5,122,600
  Time Warner, Inc.,..............................      Ba1        8.18%   08/15/07      2,500       2,721,150
  Time Warner, Inc.,..............................      Ba1        7.75%   06/15/05      7,800       8,226,972
  Time Warner, Inc.,..............................      Ba1       9.125%   01/15/13      6,000       7,144,620
  Turner Broadcasting System, Inc.,...............      Ba1       8.375%   07/01/13      2,000       2,244,040
  Turner Broadcasting System, Inc.,...............      Ba1        7.40%   02/01/04     13,500      14,023,125
  Viacom, Inc.,...................................      Ba2        7.75%   06/01/05      3,000       3,051,270
                                                                                                --------------
                                                                                                    48,668,537
                                                                                                --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.4%
  Whitman Corp.,..................................      Baa2       7.50%   08/15/01      3,000       3,107,220
                                                                                                --------------
MORTGAGE PASS-THROUGHS -- 3.0%
                                                                           02/15/08
                                                                              -
  Government National Mortgage Association,.......                 7.50%   02/15/26      3,675       3,783,890
                                                                           05/20/02
                                                                              -
  Government National Mortgage Association,.......                 7.50%   01/15/26     20,159      20,745,779
  Government National Mortgage Association,.......                 7.50%   02/15/09        133         137,714
                                                                                                --------------
                                                                                                    24,667,383
                                                                                                --------------
OIL & GAS -- 4.8%
  Apache Corp.,...................................      Baa1       7.95%   04/15/26      1,300       1,456,910
  B.J. Services Co.,..............................      Baa2       7.00%   02/01/06      5,000       5,118,750
  Gulf Canada Resources Ltd., (Canada)............      Ba1        8.25%   03/15/17      6,600       7,342,566
  Occidental Petroleum Corp.,.....................      Baa2      10.125%  11/15/01      5,000       5,641,200
  Occidental Petroleum Corp.,.....................      Baa2      11.125%  08/01/10      5,000       6,810,700
  Parker & Parsley Petroleum Co.,.................      Baa3       8.25%   08/15/07      4,000       4,405,760
  Seagull Energy Corp.,...........................      Ba1        7.50%   09/15/27      8,325       8,622,119
                                                                                                --------------
                                                                                                    39,398,005
                                                                                                --------------
PAPER & FOREST -- 0.8%
  UPM-Kymmene Oyj,................................      Baa1       7.45%   11/26/27      6,000       6,157,500
                                                                                                --------------
RAILROADS -- 1.8%
  CSX Corp.,......................................      Baa2       7.95%   05/01/27      3,000       3,391,080
  Norfolk Southern Corp., (a).....................      Baa1       7.80%   05/15/27     10,000      11,287,500
                                                                                                --------------
                                                                                                    14,678,580
                                                                                                --------------
RESTAURANTS -- 1.2%
  Darden Restaurants, Inc., (a)...................      Baa1      7.125%   02/01/16     10,000       9,606,500
                                                                                                --------------
RETAIL -- 2.8%
  Federated Department Stores, Inc.,..............      Baa2       8.50%   06/15/03     10,200      11,127,180
  Federated Department Stores, Inc.,..............      Baa2      8.125%   10/15/02      5,250       5,612,250
  Kmart Corp., M.T.N..............................      Ba3        9.80%   06/15/98      2,000       2,020,000
  Rite Aid Corp., (a).............................      Baa1       6.70%   12/15/01      4,000       4,065,000
                                                                                                --------------
                                                                                                    22,824,430
                                                                                                --------------
TELECOMMUNICATIONS -- 5.4%
  Impast Corp.,...................................       B2       12.125%  07/15/03      3,000       3,045,000
  McLeod USA Inc.,................................       B3        9.25%   07/15/07      2,000       2,100,000
  McLeod USA, Inc., Zero Coupon (until 3/1/02)....       B3       10.50%   03/01/07      5,000       3,637,500
  Tele-Communications, Inc.,......................      Ba1       7.875%   08/01/13      5,800       6,238,306
  Tele-Communications, Inc.,......................      Ba1       6.875%   02/15/06     10,000      10,036,800
  Tele-Communications, Inc.,......................      Ba1       10.125%  04/15/22      6,300       8,383,851
  Total Access Communications Public Company Ltd.,
    (Thailand)....................................      Ba2       8.375%   11/04/06     15,000       7,200,000
  WorldCom, Inc.,.................................      Ba1        7.75%   04/01/07      3,500       3,758,615
                                                                                                --------------
                                                                                                    44,400,072
                                                                                                --------------
UTILITIES -- 6.4%
  Arkla, Inc., M.T.N..............................      Baa3       9.32%   12/18/00      2,000       2,140,300
  Avon Energy Partners Holdings,..................       NR        7.05%   12/11/07      5,000       5,081,250
  California Infrastructure PG&E, Series
    1997-1,.......................................      Aaa        6.32%   09/25/05      4,000       3,993,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Cleveland Electric Illumination,................      Ba1        7.88%   11/01/17  $   5,700  $    6,017,490
  Commonwealth Edison Co.,........................      Baa3      7.625%   01/15/07      7,525       7,941,735
  El Paso Electric Company,.......................      Ba3        9.40%   05/01/11      4,000       4,522,280
  Hyder PLC,......................................      Baa1       7.25%   12/15/17     12,000      12,125,400
  Niagara Mohawk Power,...........................      Ba3       6.875%   04/01/03      4,000       3,988,440
  Niagara Mohawk Power,...........................      Ba3        8.00%   06/01/04      5,000       5,297,900
  Pennsylvania Power & Light Co., (a).............       A3       9.375%   07/01/21      1,150       1,284,113
                                                                                                --------------
                                                                                                    52,392,658
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 2.7%
  Federal Farm Credit Bank,.......................                 8.65%   10/01/99        150         156,891
  Resolution Funding Corp.,.......................                8.125%   10/15/19        700         861,875
  Resolution Funding Corp., (a)...................                 Zero    10/15/15     17,100       5,768,514
  Resolution Funding Corp.,.......................                8.625%   01/15/21        200         258,812
  United States Treasury Notes, (b)...............                7.875%   08/15/01      4,000       4,276,240
  United States Treasury Notes,...................                5.875%   09/30/02      4,950       4,977,077
  United States Treasury Notes,...................                 6.00%   07/31/02      1,000       1,010,470
  United States Treasury Notes,...................                6.125%   07/31/00      3,000       3,030,930
  United States Treasury Notes,...................                 6.25%   02/15/03      1,800       1,840,788
  United States Treasury Notes,...................                6.625%   07/31/01        200         205,624
                                                                                                --------------
                                                                                                    22,387,221
                                                                                                --------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 0.1%
  Federal National Mortgage Association,..........                 9.00%   10/01/16        305         323,942
  Federal National Mortgage Association,..........                 9.00%   05/01/17        211         225,908
  Federal National Mortgage Association,..........                 9.00%   09/01/21          6           6,628
                                                                                                --------------
                                                                                                       556,478
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 8.1%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Colombia)............................      Baa3      8.625%   06/02/00      2,000       2,045,000
  City of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      5,000       4,725,000
  City of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      2,000       1,890,000
  City of St. Petersburg, (Russia)................       NR        9.50%   06/18/02      5,000       4,500,000
  Republic of Colombia, (Colombia)................      Baa3      7.625%   02/15/07     12,500      11,672,125
  Republic of Colombia, (Colombia)................      Baa3       8.00%   06/14/01      1,600       1,605,600
  Republic of Colombia, (Colombia)................      Baa3       8.75%   10/06/99      3,500       3,604,370
  Republic of Panama, (Panama)....................      Ba1       7.875%   02/13/02      8,000       7,990,000
  Republic of Philippines, (Philippines)..........      Ba1        8.60%   06/15/27      1,000         820,000
  Republic of South Africa, (South Africa)........      Baa3       8.50%   06/23/17     17,000      16,235,000
  Rio De Janeiro, (Brazil)........................       B1       10.375%  07/12/99      5,000       4,956,250
  Russian Ministry of Finance, (Russia)...........      Ba2       10.00%   06/26/07      2,500       2,316,250
  United Mexican States, (Mexico).................      Ba2       11.50%   05/15/26      3,500       4,147,500
                                                                                                --------------
                                                                                                    66,507,095
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $745,310,568).........................................................................     757,957,169
                                                                                                --------------

SHORT-TERM INVESTMENT -- 5.5%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $45,329,000; Note 5)....................                 6.53%   01/02/98     45,329      45,329,000
                                                                                                --------------
TOTAL INVESTMENTS -- 98.3%
  (cost $790,639,568; Note 6).................................................................     803,286,169
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C) -- (0.0%)......................................        (214,531)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 1.7%...........................................      13,635,093
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%....................................................................  $  816,706,731
                                                                                                --------------
                                                                                                --------------

    The following abbreviations are used in portfolio descriptions:
    M.T.N.  Medium Term Note
        SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.
(b) Portion of security segregated as collateral for future contracts. The aggregate cost of the segregated securities is $26,272,861. The aggregated value is $23,624,600.
(c)  Open futures contracts as of December 31, 1997 are as follows:

                                                          VALUE AT
 NUMBER OF                EXPIRATION      VALUE AT      DECEMBER 31,
 CONTRACTS      TYPE         DATE        TRADE DATE         1997       DEPRECIATION
 Short Positions:
                    U.S.
                Treasury
    411            Notes    Mar 98      $  45,852,188   $46,096,219      $ (244,031)
             U.S.
             Treasury
    145      Bond           Mar 98      $  17,248,531   $17,467,969      $ (219,438)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

                          GOVERNMENT INCOME PORTFOLIO
DECEMBER 31, 1997

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 95.7%
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
LONG-TERM BONDS -- 95.7%

                                                    ------   --------  ---------  --------------
ASSET-BACKED SECURITIES -- 5.6%
  Chase Manhattan Credit Card Master Trust, Series
    1995-2 (a)(b).................................  6.110%   08/15/01  $  12,500  $   12,503,875
  Equicon Home Equity Loan Trust, Series 1994-2...  7.850%   03/18/14      1,029       1,034,799
  Team Financing Corp., Series 1997-1 Class A.....  7.350%   05/15/03     10,000      10,368,700
                                                                                  --------------
                                                                                      23,907,374
                                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATION -- 2.3%
  Main Place Funding (a)..........................  6.179%   07/17/98     10,000      10,018,750
                                                                                  --------------
CORPORATE -- 1.9%
  Merck & Co......................................  5.760%   05/03/37      8,000       8,232,880
                                                                                  --------------
MORTGAGE PASS-THROUGHS -- 36.0%
  Federal Home Loan Mortgage Corp., ARM...........  7.932%   06/01/25      7,450       7,652,695
  Federal National Mortgage Association...........  6.560%   08/27/04     25,000      25,218,750
                                                             05/01/10
                                                                -
  Federal National Mortgage Association...........  7.500%   12/01/12     20,920      21,488,806
                                                             03/01/22
                                                                -
  Federal National Mortgage Association...........  8.000%   05/01/26      1,913       1,985,086
                                                             05/01/24
                                                                -
  Federal National Mortgage Association...........  8.500%   04/01/25     24,639      25,836,437
                                                             02/01/25
                                                                -
  Federal National Mortgage Association...........  9.000%   04/01/25     10,179      10,851,475
                                                             04/08/07
                                                                -
  Federal National Mortgage Association Strips....   Zero    10/08/09     43,480      22,792,572
                                                             12/15/25
                                                                -
  Government National Mortgage Association........  7.500%   02/15/26     18,260      18,719,986
                                                             09/15/23
                                                                -
  Government National Mortgage Association........  8.000%   10/15/25     19,511      20,249,250
                                                                                  --------------
                                                                                     154,795,057
                                                                                  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 49.9%
  Israel AID......................................   Zero    03/15/06     18,272      11,233,991
  Israel AID......................................   Zero    08/15/09     20,000      10,000,000
  Resolution Funding Corp.........................  8.125%   10/15/19      4,200       5,171,250
  Small Business Administration Participation
    Certificate...................................  7.150%   01/01/17     19,125      19,966,691
  Small Business Administration Participation
    Certificate...................................  7.200%   10/01/16     19,338      20,178,133
  Small Business Adminstration Participation
    Certificate...................................  6.850%   07/01/17      5,000       5,166,050
  United States Treasury Bond (b).................  6.625%   02/15/27     25,000      27,140,500
  United States Treasury Bond (b).................  8.125%   08/15/19     28,000      35,035,000
  United States Treasury Bond (b).................  12.000%  08/15/13     24,100      35,509,904
  United States Treasury Note.....................  6.000%   08/15/00      5,000       5,035,950
  United States Treasury Note.....................  6.250%   10/31/01      3,500       3,559,605
  United States Treasury Note (b).................  7.750%   12/31/99     35,000      36,361,850
                                                                                  --------------
                                                                                     214,358,924
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $398,044,627)...........................................................     411,312,985
                                                                                  --------------

SHORT-TERM INVESTMENT -- 3.1%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $13,337,000; Note 5)....................   6.53%   01/02/98     13,337      13,337,000
                                                                                  --------------
TOTAL INVESTMENTS -- 98.8%
  (cost $411,381,627; Note 6)...................................................     424,649,985
                                                                                  --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (C)...............................         (38,438)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 1.2%.............................       5,031,512
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  429,643,059
                                                                                  --------------
                                                                                  --------------

(a) The interest rate shown reflects the current rate of the variable rate instrument.

(b)  Pledged as initial margin on financial future contracts.

(c)  Open futures contracts as of December 31, 1997 are as follows:

 NUMBER OF                                                       EXPIRATION      VALUE AT         VALUE AT
 CONTRACTS                          TYPE                            DATE        TRADE DATE    DECEMBER 31, 1997   DEPRECIATION
 Short Position:
    123       U.S. Treasury Note                                   Mar 98      $  13,722,187    $ 13,795,219       ($ 73,032)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                        ZERO COUPON BOND 2000 PORTFOLIO
DECEMBER 31, 1997

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 99.6%
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
LONG-TERM BONDS

                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association,..........   Zero    01/24/02  $   7,777  $    6,140,175
  Federal National Mortgage Association,..........   Zero    07/24/02      4,527       3,472,345
  United States Government -- Republic of Turkey
    Trust, (a)....................................   Zero    11/15/01      2,500       1,996,850
  United States Treasury Bond.....................   Zero    11/15/00     28,080      23,907,312
  United States Treasury Bond.....................   Zero    02/15/02      7,050       5,586,208
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $39,519,559)............................................................      41,102,890
                                                                                  --------------

SHORT-TERM INVESTMENT -- 0.6%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $244,000; Note 5).............................   6.53%   01/02/98        244         244,000
                                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $39,763,559; Note 6)....................................................      41,346,890
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).................................         (80,170)
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $   41,266,720
                                                                                  --------------
                                                                                  --------------

(a) Trust consists of a Promissary Note issued by the Republic of Turkey and a U.S. Government Securities Trust and carries the full faith and credit of the United States.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

                        ZERO COUPON BOND 2005 PORTFOLIO
DECEMBER 31, 1997

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 98.8%
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
LONG-TERM BONDS

                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association...........   Zero    01/24/05  $   1,400  $      922,908
  Federal National Mortgage Association...........   Zero    01/24/06      2,320       1,432,229
  Financing Corp..................................   Zero    03/07/04      3,350       2,325,503
  Resoluton Funding Corp..........................   Zero    07/15/07      4,350       2,484,763
  United States Treasury Bond.....................   Zero    11/15/04      7,600       5,135,472
  United States Treasury Bond.....................   Zero    05/15/05     13,400       8,787,318
  United States Treasury Bond.....................   Zero    11/15/05      2,000       1,272,080
  United States Treasury Bond.....................   Zero    02/15/06      7,000       4,376,050
  United States Treasury Bond.....................   Zero    05/15/06      6,000       3,696,000
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $27,416,234)............................................................      30,432,323
                                                                                  --------------

SHORT-TERM INVESTMENT -- 1.4%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $445,000; Note 5).............................   6.53%   01/02/98        445         445,000
                                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $27,861,234; Note 6)....................................................      30,877,323
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).................................         (66,441)
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $   30,810,882
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                        CONSERVATIVE BALANCED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 91.8%
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
                                                    (UNAUDITED)     (000)        VALUE
LONG-TERM BONDS -- 58.6%                                                        (NOTE 2)

                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 4.2%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,218,200
    10.375%, 02/01/11 (a).........................      Ba1          56,905      73,306,108
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         46,665      55,931,736
    11.21%, 05/01/14..............................      Baa3         18,433      25,848,780
                                                                             --------------
                                                                                201,249,483
                                                                             --------------
ASSET-BACKED SECURITIES -- 1.6%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,511,000
    6.17%, 03/25/03...............................      Aaa           6,000       6,018,600
    6.28%, 09/25/05...............................      Aaa           7,000       7,042,000
    6.38%, 09/25/08...............................      Aaa          21,000      21,172,200
    6.42%, 12/26/09...............................      Aaa          10,000      10,110,000
    6.48%, 11/26/09...............................      Aaa          10,000      10,115,625
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (a)...........................      Aaa           4,650       4,602,012
  Team Financing Corp,
    7.35%, 05/15/03...............................      Aa2          11,000      11,405,570
                                                                             --------------
                                                                                 75,977,007
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.9%
  Banco Ganadero, M.T.N. SA (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05...............................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 Sr. Note.....................      Ba1          40,000      23,440,400
  Bank Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,218,000
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           7,500       7,485,000
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         17,950      16,783,250
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,362,750
    7.08%, 10/30/01...............................      Baa3         35,100      35,915,022
    7.35%, 06/20/00...............................      Baa3          8,100       8,293,266
    8.125%, 03/01/00..............................      Baa3         13,150      13,630,501
  Chase, Inc.
    6.075%, 02/28/00..............................      Aa3           4,000       4,006,160
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/29/49...............................       A3          10,000      10,200,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Okobank, (Finland),
    7.20%, 10/29/49...............................       A3       $   9,000  $    9,101,250
    7.20%, 10/29/49...............................       A3           3,500       3,539,375
    7.312%, 09/27/49..............................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (a)...........................      Aa3          17,400      17,513,448
  Siam Commercila, (Thailand),
    7.50%, 03/15/06...............................       A3          14,500       9,425,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,075,000
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (a)...........................      Ba1          20,000      12,000,000
                                                                             --------------
                                                                                278,805,472
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.0%
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Baa3          5,545       5,889,455
  Tele-Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000      10,036,800
    7.375%, 02/15/00..............................      Ba1          27,000      27,521,100
    7.875%, 08/01/13..............................      Ba1          19,350      20,812,279
    8.25%, 01/15/03...............................      Ba1           2,000       2,135,780
    9.25%, 04/15/02...............................      Ba1           9,500      10,427,865
    9.875%, 06/15/22..............................      Ba1          12,900      16,811,667
                                                                             --------------
                                                                                 93,634,946
                                                                             --------------
CONSULTING -- 0.7%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,513,250
    6.375%, 11/30/01..............................      Baa1         21,500      21,500,000
                                                                             --------------
                                                                                 34,013,250
                                                                             --------------
CONSUMER SERVICES -- 0.1%
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           3,500       3,503,570
                                                                             --------------
FINANCIAL SERVICES -- 15.4%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,400,000
    7.25%, 08/16/99...............................      Ba3           3,000       2,957,910
    7.50%, 08/28/00...............................      Ba3          35,000      34,053,250
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,471,600
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      20,120,800
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3          10,000      10,000,000
  Conseco, Inc.,
    8.70%, 11/15/26 (a)...........................      Ba2          32,313      36,126,991
    8.796%, 04/01/27 (a)..........................      Ba2          23,900      26,676,463
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,395,827

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2      $  11,500  $   11,554,050
    6.95%, 03/01/04...............................      Baa2         27,500      28,050,000
    7.00%, 06/15/00...............................      Baa2         30,000      30,598,800
    7.50%, 06/15/03...............................      Baa2          5,000       5,261,900
    8.75%, 12/15/99...............................      Baa2          5,000       5,245,000
  First Chicago NBD Corp.,
    5.819%, 09/23/02..............................       A1           8,000       7,976,000
  First Union Corp.,
    9.45%, 06/15/99...............................       A2           4,000       4,177,920
  Great Western Financial,
    8.206%, 02/01/27 (a)..........................       A3          19,300      20,469,966
  Industrial Finance Corp.,
    7.75%, 08/04/07...............................      Ba1           5,000       4,750,000
    7.875%, 08/04/02..............................      Ba1           6,000       5,700,000
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1          8,000       7,950,000
    6.33%, 08/01/00...............................      Baa1         30,000      30,039,600
    6.40%, 08/30/00...............................      Baa1         79,000      78,901,250
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,640
    6.89%, 10/10/00...............................      Baa1         10,545      10,701,804
    7.125%, 07/15/02..............................      Baa1         16,000      16,359,680
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         21,750      23,055,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          15,000      15,390,000
  Merrill Lynch Pierce, Fenner & Smith,
    5.935%, 11/14/00..............................      Aa3          10,000       9,966,250
  Paine Webber Group, Inc.,
    7.625%, 10/15/08 Sr. Note.....................      Baa1          5,000       5,352,700
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           8,950       9,039,500
  Salomon, Inc.,
    6.25%, 10/01/99...............................       A2          32,800      32,838,048
    6.50%, 03/01/00 (a)...........................       A2          38,500      38,701,740
    6.59%, 02/21/01 (a)...........................       A2          30,750      31,005,840
    6.75%, 02/15/03...............................       A2           5,000       5,057,850
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          25,000      25,125,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,008,100
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          46,440      46,354,771
  Union Planters Corp., Gtd. Notes,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                731,941,767
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
    6.95%, 12/15/2097.............................      Aa3          18,800      19,045,152
                                                                             --------------
                                                                                 24,053,802
                                                                             --------------
INDUSTRIAL -- 0.8%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,505,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Reliance Industries Ltd.,
    8.125%, 09/27/05..............................      Baa3      $  15,000  $   14,025,000
    8.25%, 01/15/27...............................      Baa3         19,000      17,005,000
                                                                             --------------
                                                                                 38,535,000
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,750       5,855,455
                                                                             --------------
MEDIA -- 5.7%
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,582,541
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,016,815
    8.11%, 08/15/06...............................      Ba1           7,250       7,848,850
    8.18%, 08/15/07...............................      Ba1          24,915      27,118,981
    9.125%, 01/15/13..............................      Ba1          41,270      49,143,078
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          17,325      19,438,997
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          71,325      70,082,518
    7.75%, 06/01/05...............................      Ba2          60,025      61,050,827
                                                                             --------------
                                                                                268,282,607
                                                                             --------------
OIL & GAS -- 1.6%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          2,900       3,250,030
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1           4,500       5,006,295
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Petroliam Nasional, (Malaysia),
    6.625%, 10/18/01..............................       A2          12,000      11,662,680
  Seagull Energy Corp.,
    7.50%, 09/15/27...............................      Ba1          17,000      17,606,730
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         30,000      30,829,800
                                                                             --------------
                                                                                 75,754,855
                                                                             --------------
PAPER & FOREST -- 0.5%
  UPM-Kymmene Oyj,
    7.45%, 11/26/27...............................      Baa1         22,800      23,398,500
                                                                             --------------
RAILROADS -- 0.5%
  Norfolk Southern Corp.,
    7.05%, 05/01/37...............................      Baa1         25,000      26,218,750
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
  Falcor Suite Hotels, Inc.,
    7.625%, 10/1/07...............................      Ba1           8,000       8,006,400
                                                                             --------------
RETAIL -- 2.8%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 Sr. Note (a).................      Baa2         41,030      43,861,070
    8.50%, 06/15/03 (a)...........................      Baa2         32,400      35,345,160
    10.00%, 02/15/01 (a)..........................      Baa2         46,115      50,791,061
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,081,250
                                                                             --------------
                                                                                135,078,541
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  McLeod USA Inc., Sr. Notes,
    9.25%, 07/15/07...............................       B3           3,000       3,150,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $  33,000  $   15,840,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          80,000      83,775,200
    7.75%, 04/01/07...............................      Ba1          25,000      26,847,250
    7.75%, 04/01/27...............................      Ba1           4,500       4,944,420
    8.875%, 01/15/06..............................      Ba1          32,000      34,429,440
                                                                             --------------
                                                                                168,986,310
                                                                             --------------
TOBACCO -- 3.0%
  Philip Morris Co. Inc.,
    6.375%, 02/01/06..............................       A2          17,675      17,359,501
    7.20%, 02/01/07...............................       A2          31,915      32,932,769
  RJR Nabisco, Inc.,
    7.625%, 09/15/03..............................      Baa3         10,500      10,732,260
    8.25%, 07/01/04...............................      Baa3          8,000       8,410,000
    8.50%, 07/01/07...............................      Baa3         11,000      11,726,550
    8.75%, 04/15/04...............................      Baa3         23,090      24,719,000
    8.75%, 08/15/05...............................      Baa3         19,000      20,499,670
    9.25%, 08/15/13...............................      Baa3         13,571      15,227,341
                                                                             --------------
                                                                                141,607,091
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.0%
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa2            500         527,645
                                                                             --------------
UTILITIES -- 1.9%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,523,880
    7.625%, 01/15/07..............................      Baa3         21,000      22,162,980
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1         25,000      25,093,750
    6.875%, 12/15/17..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           5,000       4,415,625
                                                                             --------------
                                                                                 91,634,985
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  United States Treasury Bond,
    6.125%, 08/15/07..............................                    7,500       7,707,450
  United States Treasury Notes,
    5.875%, 01/31/99 (a)..........................                   20,000      20,046,800
    5.875%, 09/30/02..............................                   28,550      28,706,169
    5.875%, 02/15/04..............................                   16,750      16,896,563
    6.25%, 10/31/01...............................                    9,500       9,661,785
    6.375%, 03/31/01 (a)..........................                    4,600       4,686,250
    6.375%, 08/15/27..............................                   57,325      60,460,104
                                                                             --------------
                                                                                148,165,121
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      15,592,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          25,000      22,500,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2       $   3,000  $    3,007,969
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (a)..........................      Baa3         85,000      79,370,450
    8.00%, 06/14/01...............................      Baa3          2,250       2,257,875
    8.75%, 10/06/99...............................      Baa3         12,325      12,692,532
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         37,950      36,242,250
  Russian Ministry of Finance, (Russia),
    10.00%, 06/26/07..............................      Ba2           7,800       7,226,700
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2           6,900       8,176,500
                                                                             --------------
                                                                                198,183,376
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,787,932,280)....................................................   2,779,026,495
                                                                             --------------

COMMON STOCKS -- 32.5%                                 SHARES
                                                    -------------
AEROSPACE -- 0.8%
  AlliedSignal, Inc...............................        196,400       7,647,325
  GenCorp, Inc....................................        100,000       2,500,000
  Litton Industries, Inc. (b).....................         78,900       4,536,750
  Lockheed Martin Corp............................        193,000      19,010,500
  Parker-Hannifin Corp. (b).......................         43,925       2,015,059
  Raytheon Co. (Class "A" Stock) (b)..............          7,295         359,749
                                                                   --------------
                                                                       36,069,383
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (b)...................................         84,700      10,883,950
  US Airways Group, Inc. (b)......................        114,900       7,181,250
                                                                   --------------
                                                                       18,065,200
                                                                   --------------
APPAREL -- 0.0%
  Phillips-Van Heusen Corp........................         96,300       1,372,275
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Chrysler Corp...................................        147,800       5,200,712
  Ford Motor Co...................................         95,600       4,654,525
  General Motors Corp.............................        111,000       6,729,375
  Mascotech, Inc..................................         96,000       1,764,000
  Titan International, Inc........................        102,950       2,065,434
                                                                   --------------
                                                                       20,414,046
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.4%
  BankAmerica Corp................................        172,000      12,556,000
  Barnett Banks, Inc..............................        179,600      12,908,750
  Chase Manhattan Corp............................        213,800      23,411,100
  Citicorp........................................         56,800       7,181,650
  Fleet Financial Group, Inc......................        166,100      12,447,119
                                                                   --------------
                                                                       68,504,619
                                                                   --------------
CHEMICALS -- 0.2%
  Ferro Corp......................................        137,100       3,333,244
  Millennium Chemicals, Inc.......................        148,927       3,509,092
  OM Group, Inc...................................         64,400       2,358,650
                                                                   --------------
                                                                        9,200,986
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (b)...............................        373,700      12,845,937
                                                                   --------------
COMPUTER SERVICES -- 1.5%
  Autodesk, Inc...................................        671,600      24,849,200
  BMC Software, Inc. (b)..........................        296,400      19,451,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cadence Design Systems, Inc. (b)................        693,800  $   16,998,100
  Microsoft Corp. (a).............................         67,900       8,776,075
                                                                   --------------
                                                                       70,074,625
                                                                   --------------
COMPUTERS -- 2.1%
  3Com Corp. (b)..................................        519,600      18,153,525
  Cisco Systems, Inc. (b).........................        436,050      24,309,787
  Compaq Computer Corp............................        245,300      13,844,119
  Digital Equipment Corp. (b).....................         99,200       3,670,400
  International Business Machines Corp............        179,800      18,800,337
  Sun Microsystems, Inc. (b)......................        552,900      22,046,887
                                                                   --------------
                                                                      100,825,055
                                                                   --------------
CONSTRUCTION -- 0.2%
  Oakwood Homes Corp..............................        141,600       4,699,350
  Standard Pacific Corp...........................        156,600       2,466,450
  Webb Corp.......................................        142,600       3,707,600
                                                                   --------------
                                                                       10,873,400
                                                                   --------------
CONSUMER-APPLIANCES -- 0.3%
  Sunbeam Corp.,..................................        293,000      12,342,625
                                                                   --------------
CONTAINERS -- 0.0%
  Owens-Illinois, Inc. (b)........................         58,300       2,211,756
                                                                   --------------
COSMETICS & SOAPS -- 0.5%
  Avon Products, Inc..............................        425,600      26,121,200
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp..................................        289,800      12,914,212
  General Electric Co.............................        408,600      29,981,025
  Whitman Corp....................................        135,000       3,518,437
                                                                   --------------
                                                                       46,413,674
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  American Home Products Corp.,...................        315,500      24,135,750
  Biogen, Inc. (b)................................        532,500      19,369,687
  Bristol-Myers Squibb Co.........................        308,700      29,210,737
  Cardinal Health, Inc............................        300,300      22,560,037
  Guidant Corp....................................        202,400      12,599,400
  Medtronic, Inc..................................        398,500      20,846,531
  Novartis Corp., AG, ADR (Switzerland)...........         84,100       6,833,125
  Pfizer, Inc.....................................        253,800      18,923,962
  Warner-Lambert Co...............................        190,400      23,609,600
                                                                   --------------
                                                                      178,088,829
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.0%
  Belden, Inc.....................................         68,200       2,404,050
                                                                   --------------
ELECTRONICS -- 0.5%
  Intel Corp......................................         79,600       5,591,900
  National Semiconductor Corp. (b)................        738,400      19,152,250
                                                                   --------------
                                                                       24,744,150
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.0%
  Giant Cement Holdings, Inc. (b).................         59,100       1,366,687
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.5%
  U.S.A. Waste Services, Inc. (b).................        651,100      25,555,675
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.0%
  Apex Silver Mines Ltd. (b)......................         83,600       1,065,900
                                                                   --------------
FINANCIAL SERVICES -- 1.6%
  Fannie Mae......................................         24,900       1,420,856
  Lehman Brothers Holdings, Inc...................        254,000      12,954,000
  Merrill Lynch & Co., Inc........................         59,200       4,317,900
  Morgan Stanley, Dean Witter, Discover & Co.,....        334,090      19,753,071
  Schwab (Charles) Corp...........................        417,600      17,513,100
  Travelers Group, Inc............................        357,967      19,285,472
                                                                   --------------
                                                                       75,244,399
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 1.3%
  PepsiCo, Inc....................................        740,500  $   26,981,969
  Quaker Oats Co..................................        317,300      16,737,575
  Ralston-Ralston Purina Group....................        205,600      19,107,950
                                                                   --------------
                                                                       62,827,494
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Boise Cascade Corp.,............................        145,600       4,404,400
  Champion International Corp.....................         96,200       4,359,062
  Louisiana-Pacific Corp..........................        100,400       1,907,600
  Mead Corp.......................................         96,500       2,702,000
  Willamette Industries, Inc......................         70,300       2,262,781
                                                                   --------------
                                                                       15,635,843
                                                                   --------------
HEALTHCARE -- 0.1%
  A.O. Smith Corp.................................         71,500       3,020,875
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp.,..................        203,800       6,037,575
  Healthsouth Corp. (b)...........................        779,300      21,625,575
                                                                   --------------
                                                                       27,663,150
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.0%
  Leggett & Platt, Inc............................         58,300       2,441,312
                                                                   --------------
HOUSING RELATED -- 0.2%
  Hanson, PLC, ADR (United Kingdom)...............        260,962       6,018,436
  Owens Corning...................................        100,100       3,415,912
                                                                   --------------
                                                                        9,434,348
                                                                   --------------
INSURANCE -- 1.2%
  Allstate Corp...................................        150,000      13,631,250
  Berkley (WR) Corp...............................         43,100       1,891,012
  Financial Security Assurance Holdings Ltd.,.....         34,600       1,669,450
  Loews Corp......................................         29,500       3,130,687
  PennCorp Financial Group, Inc...................         81,600       2,912,100
  Provident Companies, Inc........................         54,300       2,097,337
  Reinsurance Group of America, Inc...............        117,450       4,998,966
  TIG Holdings, Inc...............................         86,900       2,883,994
  Trenwick Group, Inc.............................         65,950       2,481,369
  United Healthcare Corp..........................        377,000      18,732,187
  Western National Corp...........................        134,500       3,984,562
                                                                   --------------
                                                                       58,412,914
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.0%
  Flowserve Corp..................................         40,186       1,122,696
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        398,800      22,083,550
                                                                   --------------
MACHINERY -- 0.2%
  Case Corp.......................................         88,400       5,342,675
  DT Industries, Inc..............................         36,400       1,237,600
  Global Industrial
    Technologies, Inc. (b)........................         62,400       1,056,900
  Paxar Corp. (b).................................        233,725       3,462,052
                                                                   --------------
                                                                       11,099,227
                                                                   --------------
MANUFACTURING -- 1.0%
  Illinois Tool Works, Inc. (b)...................        181,300      10,900,663
  Tyco International, Ltd.........................        802,800      36,176,175
                                                                   --------------
                                                                       47,076,838
                                                                   --------------
MEDIA -- 0.2%
  Central Newspapers, Inc. (Class "A" Stock)......         50,800       3,756,025
  Houghton Mifflin Co.............................         59,700       2,290,988
  Knight-Ridder, Inc..............................         59,200       3,078,400
  Lee Enterprises, Inc............................         51,700       1,528,381
                                                                   --------------
                                                                       10,653,794
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc., (b)........        198,200  $   12,883,000
                                                                   --------------
METALS-FERROUS -- 0.2%
  Bethlehem Steel Corp. (b).......................        225,200       1,942,350
  LTV Corp........................................        208,300       2,030,925
  Material Sciences Corp. (b).....................         98,500       1,200,469
  National Steel Corp. (Class "B" Stock) (b)......         42,900         496,031
  USX-U.S. Steel Group............................         61,800       1,931,250
                                                                   --------------
                                                                        7,601,025
                                                                   --------------
METALS-NON FERROUS -- 0.2%
  Aluminum Company of America.....................        147,600      10,387,350
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  Coltec Industries, Inc. (b).....................         44,400       1,029,525
  Donaldson, Co...................................         55,500       2,500,969
  IDEX Corp.......................................         61,100       2,130,863
  Mark IV Industries, Inc.........................         87,942       1,923,731
  Trinity Industries, Inc.........................         53,100       2,369,588
  Wolverine Tube, Inc. (b)........................         37,600       1,165,600
  York International Corp.........................         27,400       1,084,013
                                                                   --------------
                                                                       12,204,289
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  Eastman Kodak Co................................         29,200       1,775,725
  Unilever N.V., ADR (United Kingdom).............        237,000      14,797,688
                                                                   --------------
                                                                       16,573,413
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.2%
  CBS Corp........................................        207,400       6,105,338
  Energy Group, PLC, ADR (United Kingdom).........         49,862       2,225,092
                                                                   --------------
                                                                        8,330,430
                                                                   --------------
OIL & GAS -- 1.3%
  Basin Exploration, Inc. (b).....................         17,700         314,175
  Cabot Oil & Gas Corp. (Class "A" Stock).........         90,100       1,751,319
  Cross Timbers Oil Co............................        296,300       7,388,981
  Elf Aquitaine SA, ADR (France)..................        126,900       7,439,513
  Enron Oil & Gas Co..............................         49,200       1,042,425
  Murphy Oil Corp.................................         28,100       1,522,669
  Noble Affiliates, Inc.,.........................        196,700       6,933,675
  Pioneer Natural Resources Co....................        325,044       9,405,961
  Seagull Energy Corp. (b)........................         63,700       1,313,813
  Total SA (Class "B" Stock) (France).............        126,800       7,037,400
  Unocal Corp.....................................        389,700      15,125,231
  Western Gas Resources, Inc.,....................        104,700       2,316,488
                                                                   --------------
                                                                       61,591,650
                                                                   --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp.....................................        498,500      17,478,656
  Halliburton Co..................................        595,200      30,913,200
  J. Ray McDermott, SA (b)........................        166,500       7,159,500
  McDermott International, Inc....................        307,700      11,269,513
  Oryx Energy Co. (b).............................        125,500       3,200,250
                                                                   --------------
                                                                       70,021,119
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Crescent Operating, Inc. (b)....................         17,360         425,320
  Crescent Real Estate Equities, Inc..............        166,300       6,548,063
  Equity Residential Properties Trust.............         14,600         738,213
                                                                   --------------
                                                                        7,711,596
                                                                   --------------
RETAIL -- 4.2%
  Bombay Company, Inc. (b)........................        141,500         654,438
  Borders Group, Inc. (b).........................        656,000      20,541,000

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Charming Shoppes, Inc. (b)......................        824,800  $    3,866,250
  Consolidated Stores Corp. (b)...................        466,900      20,514,419
  Costco Companies, Inc. (b)......................        373,200      16,654,050
  CVS Corp........................................        157,900      10,115,469
  Designs, Inc. (b)...............................         52,800         158,400
  Dillards, Inc. (Class "A" Stock)................         32,200       1,135,050
  Federated Department Stores, Inc. (b)...........        242,700      10,451,269
  Home Depot, Inc.................................        276,050      16,252,444
  Jan Bell Marketing, Inc. (b)....................        153,800         384,500
  Kmart Corp. (b).................................        619,600       7,164,125
  Kroger Co. (b)..................................        407,400      15,048,338
  Liz Claiborne, Inc..............................        276,600      11,565,338
  Rite Aid Corp...................................        241,700      14,184,769
  Safeway, Inc. (b)...............................        407,800      25,793,350
  Tandy Corp......................................         47,500       1,831,719
  The Limited, Inc................................        215,300       5,490,150
  The TJX Companies, Inc..........................        449,600      15,455,000
  Toys 'R' Us, Inc. (b)...........................         88,700       2,788,506
                                                                   --------------
                                                                      200,048,584
                                                                   --------------
RUBBER -- 0.1%
  Goodyear Tire & Rubber Co.......................         39,800       2,532,275
                                                                   --------------
TELECOMMUNICATIONS -- 1.2%
  Alcatel Alsthom, ADR (France)...................        127,000       3,214,688
  Deutsche Telekom, ADR (Germany).................         45,800         853,025
  Nextel Communications, Inc. (Class "A" Stock)
    (b)...........................................        871,500      22,659,000
  Tellabs, Inc. (b)...............................        299,000      15,809,625
  WorldCom, Inc...................................        410,800      12,426,700
                                                                   --------------
                                                                       54,963,038
                                                                   --------------
TEXTILES -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (b)...         73,800       1,891,125
  Pillowtex Corp..................................         18,830         656,696
  Tultex Corp. (b)................................         89,800         364,813
                                                                   --------------
                                                                        2,912,634
                                                                   --------------
TOBACCO -- 0.8%
  Bat Industries, PLC, ADR (United Kingdom).......        107,100       2,008,125
  Phillip Morris Co. Inc..........................        646,700      29,303,594
  RJR Nabisco Holdings Corp.......................        125,800       4,717,500
                                                                   --------------
                                                                       36,029,219
                                                                   --------------
TOYS -- 0.4%
  Mattel, Inc.....................................        475,751      17,721,725
                                                                   --------------
TRUCKING/SHIPPING -- 0.0%
  Yellow Corp. (b)................................         44,300       1,113,038
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc...........................        208,000       5,720,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,331,959,806)..........................................   1,543,620,897
                                                                   --------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp.,..................        225,900       6,254,606
  Central Hispano Corp.,..........................      1,000,000      26,000,000
                                                                   --------------
                                                                       32,254,606
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).............................................      32,254,606
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,151,360,152)..........................................   4,354,901,998
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS -- 7.2%                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
ASSET-BACKED SECURITIES -- 0.3%
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1       $   1,000  $      991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           4,600       4,560,857
  Falcon Asset Securitization Corp.,
    5.90%, 01/21/98...............................       P1           1,000         996,886
  Restructured Asset Securities Enhanced Return,
    5.95875%, 08/28/98............................       P1           4,000       4,000,000
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           2,000       2,000,000
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1           2,000       1,984,184
  Wood Street Funding Corp.,
    5.83%, 02/13/98...............................       P1           1,000         993,198
                                                                             --------------
                                                                                 15,526,574
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank--Michigan,
    5.00%, 01/30/98...............................       P1           2,000       1,998,356
  US Bank, N.A.,
    5.83094%, 10/21/98............................       P1           1,000         999,358
                                                                             --------------
                                                                                  7,997,714
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURO -- 0.2%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           4,000       4,000,209
  Westdeutsche Landesbank Girozentral, (Germany),
    5.83%, 08/03/98...............................       P1           6,000       5,997,462
                                                                             --------------
                                                                                  9,997,671
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 1.1%
  Canadian Imperial Bank of Commerce, (Canada),
    5.95%, 06/29/98...............................       P1             900         899,706
  Corestates Bank, NA,
    5.7825%, 01/23/98.............................       P1           1,000       1,000,000
  Credit Agricole Indosuez,
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           7,000       6,998,241
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  Kansallis-Osake Pankki, N.Y., (Finland),
    6.125%, 05/15/98..............................       A3           6,160       6,160,000
    9.75%, 12/15/98...............................      Baa1         16,950      17,472,908
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,775       2,802,750
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Swiss Bank Corp.,
    5.77%, 01/30/98...............................       P1           2,000       1,999,421
                                                                             --------------
                                                                                 53,613,180
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 3.4%
  Aon Corp.,
    5.79%, 03/12/98...............................       P2       $     880  $      870,234
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,000         993,719
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           6,000       5,992,907
  BP America,
    6.90%, 01/02/98...............................       P1           6,500       6,500,000
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,088,291
  Coca-Cola Enterprises,
    5.65%, 03/12/98...............................       P2           3,000       2,967,512
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,498,000
    6.09%, 11/09/98...............................      Baa1         34,000      34,009,860
    6.29%, 10/22/98...............................      Baa1          5,000       5,009,900
    6.689%, 05/22/98..............................      Baa1          9,000       9,024,300
  Duke Capital Corp.,
    5.90%, 01/23/98...............................       P2           1,000         996,558
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    7.875%, 03/15/98 (b)..........................      Baa2          9,925       9,961,921
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa3          3,000       3,045,750
  Finova Capital Corp.,
    5.75%, 02/04/98...............................       P2           3,400       3,382,079
  First USA Bank,
    8.20%, 02/15/98...............................      Baa3         11,500      11,521,275
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  Honeywell Inc.,
    6.75%, 01/02/98...............................       P1           4,250       4,250,000
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           2,000       1,970,981
    5.74%, 04/28/98...............................       P1           1,600       1,570,407
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Newell Co.,
    6.80%, 01/02/98...............................       P1           6,500       6,500,000
  Old Line Funding Corp.,
    5.90%, 01/21/98...............................      A1+           1,000         996,886
  PHH Corp.,
    6.75%, 01/02/98...............................       P1           6,500       6,500,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           2,000       1,976,320
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
  Xerox Capital (Europe) PLC
    5.75%, 02/05/98...............................       P1           3,000       2,983,708
    5.79%, 02/12/98...............................       P1             875         869,230
    6.85%, 01/02/98...............................       P1           2,610       2,610,000
                                                                             --------------
                                                                                156,055,189
                                                                             --------------
MEDIUM TERM NOTES -- 0.2%
  Ford Motor Credit Corp.,
    9.00%, 03/25/98...............................       P1           1,200       1,208,318
  General Motors Acceptance Corp.,
    5.76825%, 09/21/98............................       P1           3,000       2,997,564

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1       $   4,000  $    3,998,626
  Morgan Stanley Group, Inc.,
    6.34%, 03/09/98...............................       P1           1,000       1,000,606
  Suntrust Banks, Inc.,
    8.875%, 02/01/98..............................       P1             805         806,820
                                                                             --------------
                                                                                 10,011,934
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.1%
  Association Corp. of America,
    6.125%, 02/01/98..............................       P1           2,040       2,039,976
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,700       2,709,664
                                                                             --------------
                                                                                  4,749,640
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.0%
  United States Treasury Bills,
    5.045%, 03/19/98 (a)..........................                      700         692,545
    5.165%, 01/22/98 (a)..........................                      300         299,139
    5.29%, 03/19/98 (a)...........................                      400         395,533
                                                                             --------------
                                                                                  1,387,217
                                                                             --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................                   81,783      81,783,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $340,697,062)......................................................     341,122,119
                                                                             --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $4,491,825,742; Note 6)............................................   4,696,024,117
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C) -- (0.0%)...................
                                                                                   (653,438)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%..............................
                                                                                 48,861,360
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,744,232,039
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        AG  Aktiengesellschaft (German Stock Company)
    M.T.N.  Medium Term Note
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Open futures contracts as of December 31, 1997 are as follows:

                                                       VALUE AT
NUMBER OF                   EXPIRATION  VALUE AT     DECEMBER 31,    APPRECIATION/
CONTRACTS       TYPE          DATE     TRADE DATE        1997        DEPRECIATION
Long Position:
    61     S&P 500 Index     Mar 98    15,095,625     14,931,275      (164,350)
           U.S. Treasury 5
   318     Yr.               Mar 98    34,423,500     34,542,750       119,250
           U.S. Treasury 5
   166     Yr.               Mar 98    19,931,438     19,997,813       66,375
Short Position:
           U.S. Treasury 5
   637     Yr.               Mar 98    75,803,000     76,738,594      (935,594)
           U.S. Treasury 5
   365     Yr.               Mar 98    39,488,438     39,648,125      (159,687)
           U.S. Treasury
  1181     10 Yr.            Mar 98    131,755,312   132,456,531      (701,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                           FLEXIBLE MANAGED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.8%
                                                                       VALUE
COMMON STOCKS -- 57.6%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  AlliedSignal, Inc...............................        289,300  $   11,264,619
  GenCorp, Inc....................................        428,200      10,705,000
  Litton Industries, Inc. (a).....................        324,400      18,653,000
  Lockheed Martin Corp............................        272,900      26,880,650
  Raytheon Co. (Class "A" Stock)..................         30,252       1,491,826
                                                                   --------------
                                                                       68,995,095
                                                                   --------------
AIRLINES -- 1.4%
  AMR Corp. (a)...................................        346,000      44,461,000
  USAir Group, Inc. (a)...........................        491,700      30,731,250
                                                                   --------------
                                                                       75,192,250
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.5%
  Chrysler Corp...................................        632,700      22,263,131
  Ford Motor Co...................................        301,300      14,669,544
  General Motors Corp.............................        474,400      28,760,500
  Mascotech, Inc..................................        411,300       7,557,637
  Titan International, Inc........................        440,700       8,841,544
                                                                   --------------
                                                                       82,092,356
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  BankAmerica Corp................................        243,900      17,804,700
  Barnett Banks, Inc..............................        254,200      18,270,625
  Chase Manhattan Corp............................        302,100      33,079,950
  Citicorp........................................         80,500      10,178,219
  Fleet Financial Group, Inc......................        235,100      17,617,806
                                                                   --------------
                                                                       96,951,300
                                                                   --------------
CHEMICALS -- 0.7%
  Ferro Corp......................................        586,950      14,270,222
  Millennium Chemicals, Inc.......................        637,700      15,025,806
  OM Group, Inc...................................        275,900      10,104,837
                                                                   --------------
                                                                       39,400,865
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (a)...............................        529,500      18,201,562
                                                                   --------------
COMPUTERS -- 2.2%
  3Com Corp. (a)..................................        737,000      25,748,937
  Compaq Computer Corp............................        346,700      19,566,881
  Digital Equipment Corp. (a).....................        424,700      15,713,900
  International Business Machines Corp............        254,400      26,600,700
  Sun Microsystems, Inc. (a)......................        781,100      31,146,362
                                                                   --------------
                                                                      118,776,780
                                                                   --------------
COMPUTER SERVICES -- 2.4%
  Autodesk, Inc...................................        951,300      35,198,100
  BMC Software, Inc. (a)..........................        419,800      27,549,375
  Cadence Design Systems, Inc. (a)................        979,500      23,997,750
  Cisco Systems, Inc. (a).........................        617,100      34,403,325
  Microsoft Corp..................................         95,800      12,382,150
                                                                   --------------
                                                                      133,530,700
                                                                   --------------
CONSTRUCTION -- 0.8%
  Oakwood Homes Corp..............................        606,400      20,124,900
  Standard Pacific Corp...........................        670,400      10,558,800
  Webb Corp.......................................        611,100      15,888,600
                                                                   --------------
                                                                       46,572,300
                                                                   --------------
CONTAINERS -- 0.2%
  Owens-Illinois, Inc. (a)........................        250,000       9,484,375
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Avon Products, Inc..............................        595,600      36,554,950
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED OPERATIONS -- 1.7%
  Cognizant Corp..................................        410,000  $   18,270,625
  General Electric Co.............................        577,200      42,352,050
  Loews Corp......................................        175,000      18,571,875
  Whitman Corp....................................        578,000      15,064,125
                                                                   --------------
                                                                       94,258,675
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.6%
  American Home Products Corp.....................        446,600      34,164,900
  Biogen, Inc. (a)................................        752,300      27,364,912
  Bristol-Myers Squibb Co.........................        453,400      42,902,975
  Cardinal Health, Inc............................        425,100      31,935,637
  Guidant Corp....................................        284,900      17,735,025
  Medtronic, Inc..................................        564,000      29,504,250
  Novartis Corp., AG, ADR (Switzerland)...........        114,200       9,278,750
  Pfizer, Inc.....................................        359,600      26,812,675
  Warner-Lambert Co...............................        269,000      33,356,000
                                                                   --------------
                                                                      253,055,124
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.2%
  Baldor Electric Co..............................              1              29
  Belden, Inc.....................................        292,200      10,300,050
                                                                   --------------
                                                                       10,300,079
                                                                   --------------
ELECTRONICS -- 0.6%
  Intel Corp......................................        112,500       7,903,125
  National Semiconductor Corp. (a)................      1,029,600      26,705,250
                                                                   --------------
                                                                       34,608,375
                                                                   --------------
ENERGY -- 0.2%
  Energy Group, PLC, ADR (United Kingdom).........        218,900       9,768,413
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        259,600       6,003,250
                                                                   --------------
ENVIRONMENTAL SERVICES -- 1.1%
  U.S.A. Waste Services, Inc. (a).................        920,200      36,117,850
  Waste Management, Inc...........................        872,300      23,988,250
                                                                   --------------
                                                                       60,106,100
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Federal National Mortgage Association...........         35,100       2,002,894
  Lehman Brothers Holdings, Inc...................      1,087,300      55,452,300
  Merrill Lynch & Co., Inc........................        253,100      18,460,481
  Morgan Stanley, Dean Witter, Discover & Co......        632,195      37,378,529
  Schwab (Charles) Corp...........................        589,900      24,738,931
  Travelers Group, Inc............................        763,266      41,120,956
                                                                   --------------
                                                                      179,154,091
                                                                   --------------
FOOD & BEVERAGES -- 2.0%
  PepsiCo, Inc....................................      1,047,900      38,182,856
  Quaker Oats Co..................................        448,500      23,658,375
  Ralston-Ralston Purina Group....................        291,000      27,044,812
  RJR Nabisco Holdings Corp.......................        538,700      20,201,250
                                                                   --------------
                                                                      109,087,293
                                                                   --------------
FOREST PRODUCTS -- 1.3%
  Boise Cascade Corp..............................        700,000      21,175,000
  Champion International Corp.....................        412,200      18,677,812
  Louisiana-Pacific Corp..........................        412,200       7,831,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Mead Corp.......................................        413,200  $   11,569,600
  Willamette Industries, Inc......................        301,600       9,707,750
                                                                   --------------
                                                                       68,961,962
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.0%
  Columbia/HCA Healthcare Corp....................        855,000      25,329,375
  Healthsouth Corp. (a)...........................      1,101,400      30,563,850
                                                                   --------------
                                                                       55,893,225
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.5%
  Leggett & Platt, Inc............................        249,500      10,447,812
  Sunbeam Corp....................................        415,000      17,481,875
                                                                   --------------
                                                                       27,929,687
                                                                   --------------
HOUSING RELATED -- 0.7%
  Hanson, PLC, ADR (United Kingdom)...............      1,046,700      24,139,519
  Owens Corning...................................        429,000      14,639,625
                                                                   --------------
                                                                       38,779,144
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.2%
  Parker-Hannifin Corp............................        187,500       8,601,563
                                                                   --------------
INSURANCE -- 2.6%
  Allstate Corp...................................        212,000      19,265,500
  Berkley (WR) Corp...............................        186,450       8,180,494
  Financial Security Assurance Holdings Ltd.......        148,500       7,165,125
  PennCorp Financial Group, Inc...................        349,600      12,476,350
  Provident Companies, Inc........................        232,600       8,984,175
  Reinsurance Group of America, Inc...............        503,100      21,413,194
  TIG Holdings, Inc...............................        372,300      12,355,706
  Trenwick Group, Inc.............................        289,700      10,899,962
  United Healthcare Corp..........................        532,700      26,468,531
  Western National Corp...........................        575,900      17,061,037
                                                                   --------------
                                                                      144,270,074
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        563,300      31,192,737
                                                                   --------------
MACHINERY -- 0.9%
  Case Corp.......................................        378,500      22,875,594
  DT Industries, Inc..............................        155,600       5,290,400
  Global Industrial Technologies, Inc. (a)........        273,600       4,634,100
  Paxar Corp. (a).................................      1,011,875      14,988,398
                                                                   --------------
                                                                       47,788,492
                                                                   --------------
MANUFACTURING -- 1.6%
  A.O. Smith Corp.................................        306,300      12,941,175
  Flowserve Corp..................................        171,691       4,796,617
  Illinois Tool Works, Inc........................        256,100      15,398,012
  Tyco International, Ltd.........................      1,134,202      51,109,978
                                                                   --------------
                                                                       84,245,782
                                                                   --------------
MEDIA -- 0.8%
  Central Newspapers, Inc. (Class "A" Stock)......        217,600      16,088,800
  Houghton Mifflin Co.............................        255,200       9,793,300
  Knight-Ridder, Inc..............................        253,000      13,156,000
  Lee Enterprises, Inc............................        221,400       6,545,137
                                                                   --------------
                                                                       45,583,237
                                                                   --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc. (a).........        280,000      18,200,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        958,000  $    8,262,750
  LTV Corp........................................        892,000       8,697,000
  Material Sciences Corp. (a).....................        421,800       5,140,687
  National Steel Corp. (Class "B" Stock) (a)......        183,200       2,118,250
  USX-U.S. Steel Group............................        265,100       8,284,375
                                                                   --------------
                                                                       32,503,062
                                                                   --------------
METALS-NON FERROUS -- 0.8%
  Aluminum Company of America.....................        632,400      44,505,150
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Coltec Industries, Inc. (a).....................        190,000       4,405,625
  Donaldson, Co...................................        237,800      10,715,862
  IDEX Corp.......................................        261,500       9,119,813
  Mark IV Industries, Inc.........................        376,900       8,244,688
  Trinity Industries, Inc.........................        227,000      10,129,875
  Wolverine Tube, Inc. (a)........................        164,600       5,102,600
  York International Corp.........................        117,200       4,636,725
                                                                   --------------
                                                                       52,355,188
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Eastman Kodak Co................................        120,000       7,297,500
  Unilever N.V., ADR (United Kingdom).............        334,000      20,854,125
                                                                   --------------
                                                                       28,151,625
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.5%
  CBS Corp........................................        892,600      26,275,913
                                                                   --------------
OIL & GAS -- 3.0%
  Basin Exploration, Inc. (a).....................         75,700       1,343,675
  Cabot Oil & Gas Corp. (Class "A" Stock).........        385,700       7,497,044
  Cross Timbers Oil Co............................        417,400      10,408,913
  Elf Aquitaine SA, ADR (France)..................        544,200      31,903,725
  Enron Oil & Gas Co..............................        210,600       4,462,088
  Murphy Oil Corp.................................        120,900       6,551,269
  Noble Affiliates, Inc...........................        426,300      15,027,075
  Pioneer Natural Resources Co....................      1,426,731      41,286,028
  Seagull Energy Corp. (a)........................        260,200       5,366,625
  Total SA (Class "B" Stock) (France).............        179,200       9,945,600
  Unocal Corp.....................................        550,500      21,366,281
  Western Gas Resources, Inc......................        448,500       9,923,063
                                                                   --------------
                                                                      165,081,386
                                                                   --------------
OIL & GAS SERVICES -- 3.0%
  Apache Corp.....................................        704,200      24,691,013
  Halliburton Co..................................        844,100      43,840,444
  J. Ray McDermott, SA (a)........................        713,300      30,671,900
  McDermott International, Inc....................      1,345,700      49,286,263
  Oryx Energy Co. (a).............................        537,500      13,706,250
                                                                   --------------
                                                                      162,195,870
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)......................        360,900       4,601,475
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Crescent Operating, Inc. (a)....................         71,240       1,745,380
  Crescent Real Estate Equities, Inc..............        712,400      28,050,750
  Equity Residential Properties Trust.............        160,000       8,090,000
                                                                   --------------
                                                                       37,886,130
                                                                   --------------
RETAIL -- 6.4%
  Bombay Company, Inc. (a)........................        605,900       2,802,288
  Borders Group, Inc. (a).........................        927,500      29,042,344

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Charming Shoppes, Inc. (a)......................      3,532,600  $   16,559,063
  Consolidated Stores Corp. (a)...................        661,800      29,077,838
  Costco Companies, Inc. (a)......................        526,000      23,472,750
  CVS Corp........................................        223,000      14,285,938
  Designs, Inc. (a)...............................        216,200         648,600
  Dillards, Inc. (Class "A" Stock)................        138,100       4,868,025
  Federated Department Stores, Inc. (a)...........        342,800      14,761,825
  Home Depot, Inc.................................        390,000      22,961,250
  Jan Bell Marketing, Inc. (a)....................        658,700       1,646,750
  K mart Corp. (a)................................      2,646,900      30,604,781
  Kroger Co. (a)..................................        575,200      21,246,450
  Liz Claiborne, Inc..............................        391,300      16,361,231
  Phillips-Van Heusen Corp........................        412,600       5,879,550
  Rite Aid Corp...................................        341,400      20,035,913
  Safeway, Inc. (a)...............................        576,300      36,450,975
  Tandy Corp......................................        203,800       7,859,038
  The Limited, Inc................................        837,400      21,353,700
  The TJX Companies, Inc..........................        637,200      21,903,750
  Toys 'R' Us, Inc. (a)...........................        379,600      11,933,675
                                                                   --------------
                                                                      353,755,734
                                                                   --------------
RUBBER -- 0.2%
  Goodyear Tire & Rubber Co.......................        170,800      10,867,150
                                                                   --------------
TELECOMMUNICATIONS -- 1.6%
  Alcatel Alsthom, ADR (France)...................        543,800      13,764,938
  Deutsche Telekom, ADR (Germany).................        196,100       3,652,363
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................      1,242,000      32,292,000
  Tellabs, Inc. (a)...............................        422,500      22,339,688
  WorldCom, Inc...................................        579,500      17,529,875
                                                                   --------------
                                                                       89,578,864
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        316,400       8,107,750
  Pillowtex Corp..................................         78,333       2,731,856
  Tultex Corp. (a)................................        384,400       1,561,625
                                                                   --------------
                                                                       12,401,231
                                                                   --------------
TOBACCO -- 1.0%
  Bat Industries, PLC, ADR (United Kingdom).......        458,600       8,598,750
  Phillip Morris Co. Inc..........................      1,034,900      46,893,906
                                                                   --------------
                                                                       55,492,656
                                                                   --------------
TOYS -- 0.5%
  Mattel, Inc.....................................        672,700      25,058,075
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp. (a)................................        189,400       4,758,675
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,741,915,742)..........................................   3,159,008,020
                                                                   --------------

PREFERRED STOCKS -- 0.5%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Corp............................      1,000,000      26,000,000
                                                                   --------------
    (cost $25,440,000)

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 35.8%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 2.3%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,379,695
    10.375%, 02/01/11 (c).........................      Ba1          25,750      33,388,737
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         19,500      23,372,310
    11.21%, 05/01/14..............................      Baa3         17,500      24,540,425
                                                                             --------------
                                                                                126,625,826
                                                                             --------------
APPAREL MANUFACTURING -- 0.4%
  Nine West Group, Inc.,
    8.375%, 08/15/05..............................      Ba2          25,000      23,937,500
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,012,400
  MBNA Master Credit Card Trust,
    5.976%, 11/15/02..............................      Aaa           1,000       1,000,312
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (b)...........................      Aaa           4,500       4,453,560
                                                                             --------------
                                                                                  9,466,272
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.5%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banc One Corp.,
    5.876%, 09/30/99..............................      Aa3           5,000       5,010,400
  Banco Ganadero, SA, (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05 (b)...........................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 (b)..........................      Ba1          43,000      25,198,430
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           5,400       5,413,500
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           2,500       2,495,000
  BT Securities Corp.,
    6.125%, 02/24/00..............................       A3           5,000       4,955,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,225,757
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3           5,000       5,000,000
  Chemical Banking,
    6.075%, 02/28/00..............................      Aa3           6,000       6,009,240
  Citicorp, M.T.N.,
    6.045%, 05/15/00..............................      Aa3          10,000      10,031,800
  First Chicago NBD Corp.,
    5.986%, 06/10/02..............................       A1          10,000       9,989,600
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         14,200      15,060,804

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/01/49 (b)...........................       A3       $   9,000  $    9,180,000
  Key Bank N.A.
    5.875%, 08/29/00..............................      Aa3           7,000       6,950,020
  MBNA America Bank N.A.,
    5.973%, 07/18/01..............................      Baa1          5,000       4,965,500
  MBNA Corp.,
    6.288%, 09/08/00..............................      Baa2          3,000       2,991,000
  Merita Bank, Ltd.,
    7.50%, 12/29/49 (b)...........................       NR          12,000      12,312,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,700,000
    6.60%, 12/10/07...............................       A1           5,000       5,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800
  Norwest Corp.,
    5.863%, 11/13/01..............................      Aa3           6,450       6,446,130
  Okobank, (Finland),
    7.20%, 10/29/49 (c)...........................       A3          12,500      12,640,625
    7.312%, 09/27/49 (b)..........................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (b)...........................      Aa3           5,000       5,032,600
  Siam Commercila, (Thailand),
    7.50%, 03/15/06 (b)...........................      Ba1          14,500       9,425,000
  Suntrust Bank, Inc.,
    5.889%, 04/22/02..............................       A1          10,000       9,979,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49 (b)..........................       A1           5,000       5,037,500
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (b)...........................      Ba1          20,000      12,000,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                302,152,738
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  Roger Cablesystems, Inc., (Canada)
    10.00%, 03/15/05..............................      Ba3           2,000       2,200,000
  Tele-Communications, Inc.,
    6.656%, 12/20/00..............................      Ba1           5,000       5,012,500
    7.375%, 02/15/00..............................      Ba1           6,000       6,115,800
    7.875%, 08/01/13..............................      Ba1          43,750      47,056,187
    8.25%, 01/15/03...............................      Ba1           8,000       8,543,120
    9.875%, 06/15/22..............................      Ba1          12,878      16,782,996
                                                                             --------------
                                                                                 85,710,603
                                                                             --------------
CHEMICALS -- 0.2%
  Reliance Industries Ltd., (India),
    9.375%, 06/24/26..............................      Baa3         12,000      12,045,000
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSULTING -- 0.3%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1      $  12,500  $   12,513,250
    6.375%, 11/30/01..............................      Baa1          2,700       2,700,000
                                                                             --------------
                                                                                 15,213,250
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           4,000       4,004,080
                                                                             --------------
FINANCIAL SERVICES -- 5.3%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,600,000
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Caterpillar Financial Services,
    5.829%, 04/10/00..............................       A2           5,000       5,011,850
  Conseco, Inc.,
    8.70%, 11/15/26 (c)...........................      Baa3         32,538      36,378,552
    8.796%, 04/01/27..............................      Ba2          29,000      32,368,930
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         20,700      20,797,290
    6.95%, 03/01/04...............................      Baa2          7,500       7,650,000
    7.00%, 06/15/00...............................      Baa3         13,500      13,769,460
  Ford Credit Europe PLC,
    6.086%, 12/20/99..............................       A1          10,000      10,010,000
  General Motors Acceptance Corp., M.T.N.,
    5.813%, 10/30/00..............................       A3          10,000       9,941,250
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1         10,000       9,937,500
    6.40%, 08/30/00 (c)...........................      Baa1         93,250      93,133,437
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         23,100      24,486,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
                                                                             --------------
                                                                                290,489,844
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer Daniels,
    6.95%, 12/15/2097.............................      Aa3          19,700      19,956,888
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
                                                                             --------------
                                                                                 24,965,538
                                                                             --------------
FOREST PRODUCTS -- 0.4%
  UPM-Kymmene Corp.,
    7.45%, 11/26/27...............................      Baa1         23,400      24,014,250
                                                                             --------------
INVESTMENT BANKING -- 1.9%
  Merrill Lynch Pierce, Fenner & Smith, Inc.,
    5.935%, 11/14/00..............................       A3          10,000       9,966,250
  Morgan Stanley Group, Inc.,
    5.869%, 12/19/01..............................       A1           5,000       4,987,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  PaineWebber Group, Inc.,
    6.206%, 06/03/99..............................      Baa1      $   5,000  $    5,004,000
  Salomon, Inc.,
    6.25%, 10/01/99...............................      Baa1         26,400      26,430,624
    6.50%, 03/01/00...............................       A2          19,000      19,099,560
    6.59%, 02/21/01...............................       A2          23,250      23,443,440
    6.75%, 08/15/03...............................      Baa1          5,000       5,059,400
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
                                                                             --------------
                                                                                102,842,784
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,815       5,921,647
                                                                             --------------
MEDIA -- 3.4%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,323,132
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1           9,250      10,014,050
    8.18%, 08/15/07...............................      Ba1           8,000       8,707,680
    9.125%, 01/15/13..............................      Ba1          39,690      47,261,661
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          18,275      20,504,916
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          23,350      22,943,243
    7.75%, 06/01/05...............................      Ba2          68,800      69,975,792
                                                                             --------------
                                                                                188,730,474
                                                                             --------------
METALS & MINING -- 0.1%
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           7,600       7,676,000
                                                                             --------------
OIL & GAS -- 1.2%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          3,000       3,362,100
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1          20,990      23,351,585
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         33,250      34,169,695
                                                                             --------------
                                                                                 68,282,700
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      24,937,500
                                                                             --------------
RETAIL -- 1.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,848,400
    8.50%, 06/15/03 (b)...........................      Baa2         54,890      59,879,501
    10.00%, 02/15/01..............................      Ba1           8,000       8,811,200
                                                                             --------------
                                                                                 72,539,101
                                                                             --------------
SHIPPING -- 0.1%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................      Baa1          5,650       5,579,375
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
TELECOMMUNICATIONS -- 1.9%
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $   4,000  $    1,920,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          57,000      59,689,830
    7.75%, 04/01/07...............................      Ba1          20,000      21,477,800
    7.75%, 04/01/27...............................      Ba1           6,000       6,592,560
    8.875%, 01/15/06..............................      Ba1          16,000      17,214,720
                                                                             --------------
                                                                                106,894,910
                                                                             --------------
TOBACCO -- 2.4%
  Philip Morris Co. Inc.,
    7.20%, 02/01/07...............................       A2          10,000      10,318,900
    7.50%, 04/01/04...............................       A2          50,000      52,363,500
  RJR Nabisco, Inc.,
    8.50%, 07/01/07...............................      Baa3         12,750      13,592,138
    8.75%, 04/15/04...............................      Baa3          5,000       5,352,750
    8.75%, 08/15/05...............................      Baa3         12,500      13,486,625
    8.75%, 07/15/07...............................      Baa3         25,000      27,110,750
    9.25%, 08/15/13...............................      Baa3          7,000       7,854,350
                                                                             --------------
                                                                                130,079,013
                                                                             --------------
UTILITIES -- 1.4%
  Cleveland Electric Illumination,
    7.88%, 11/01/17...............................      Ba1          27,000      28,503,900
  Consolidated Edison,
    5.998%, 06/15/02..............................       A1           7,000       7,014,420
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/17...............................      Baa1          5,000       5,018,750
    6.875%, 12/15/07..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           6,250       5,519,531
  Southern California Edison Co.,
    6.38%, 09/25/08...............................      Aaa           7,000       7,057,400
                                                                             --------------
                                                                                 78,552,751
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.2%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19 (b).....................                   11,800       3,071,658
  United States Treasury Bonds,
    6.125%, 08/15/07..............................                   10,450      10,739,047
  United States Treasury Notes,
    5.875%, 09/30/02 (c)..........................                    7,650       7,691,846
    6.00%, 08/15/00...............................                    2,750       2,769,773
    6.375%, 08/15/27..............................                   37,910      39,983,298
                                                                             --------------
                                                                                 64,255,622
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 3.4%
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         13,600      12,716,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2       $  12,500  $   11,812,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          35,000      31,500,000
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2           2,000       2,005,313
  Republic of Argentina, (Argentina),
    6.687%, 03/31/05..............................       B1           1,949       1,744,176
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (b)..........................      Baa3         25,000      23,344,250
    8.00%, 06/14/01...............................      Baa3          2,150       2,157,525
    8.75%, 10/06/99...............................      Baa3         12,300      12,666,786
  Republic of Philippines, (The Philippines),
    8.60%, 06/15/27 (b)...........................      Ba1           8,000       6,560,000
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         25,600      24,448,000
  Russian Ministry of Finance, (Russia),
    9.25%, 11/27/01...............................      Ba2          35,000      33,337,500
    10.00%, 06/26/07..............................      Ba2           5,600       5,188,400
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2          11,200      13,272,000
                                                                             --------------
                                                                                186,376,200
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,964,292,103)....................................................   1,966,905,540
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,731,647,845)....................................................   5,151,913,560
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.8%
ASSET-BACKED SECURITIES -- 0.4%
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,100       1,093,091
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1           1,000         991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           5,400       5,354,049
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Restructured Asset Securities Enhanced Return,
    5.958%, 08/28/98..............................       P1           4,000       4,000,000
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           5,000       5,000,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1       $   2,135  $    2,118,116
    5.88%, 01/29/98...............................       P1           1,000         995,590
    5.98%, 01/21/98...............................       P1           1,225       1,221,134
                                                                             --------------
                                                                                 23,746,477
                                                                             --------------
BANK ACCEPTANCE -- 0.1%
  Bank of Montreal, (Canada),
    5.68%, 02/17/98...............................       P1           4,000       3,970,969
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank Michigan,
    5.00%, 01/30/98...............................       P1           3,000       2,997,534
  US Bank, N.A.,
    5.830%, 10/21/98..............................       P1           3,000       2,998,073
                                                                             --------------
                                                                                 10,995,607
                                                                             --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.1%
  Taubman Realty Group,
    6.519%, 07/27/98..............................       P1           5,500       5,517,710
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 0.1%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           3,000       3,000,157
  Westdeutsche Landesbank Girozentral, (Germany),
    5.82%, 08/03/98...............................       P1           2,000       1,999,096
    5.83%, 08/03/98...............................       P1           3,000       2,998,731
                                                                             --------------
                                                                                  7,997,984
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.4%
  Canadian Imperial Bank of Commerce, (Canada),
    5.80%, 03/02/98...............................       P1           1,000         999,485
    5.95%, 06/29/98...............................       P1           3,500       3,498,858
  Credit Agricole Indosuez, (France),
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           5,000       4,998,743
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Societe Generale, (France),
    6.19%, 05/06/98...............................       P1           4,000       3,999,194
                                                                             --------------
                                                                                 21,495,497
                                                                             --------------
COMMERCIAL PAPER -- 1.4%
  American General Finance Corp.,
    5.72%, 03/13/98...............................       P1           2,000       1,977,756
  Aon Corp.,
    5.79%, 03/13/98...............................       P2           1,000         988,742
    5.79%, 03/18/98...............................       P2           1,048       1,035,358
  Associates First Capital Corp.,
    5.79%, 02/04/98...............................       P1           1,000         994,692
  Bank of New York,
    5.75%, 02/06/98...............................       P1           2,285       2,272,226
  Barnett Bank, Inc.,
    6.00%, 01/28/98...............................       P1           3,000       2,987,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  BBL North America,
    6.73%, 01/02/98...............................       P1       $   2,393  $    2,393,000
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           8,000       7,990,542
  BP America, Inc.,
    6.90%, 01/02/98...............................       P1           8,000       8,000,000
  Carnival Corp.,
    5.83%, 01/30/98...............................       P1           1,000         995,466
  Duke Capital Corp.,
    5.90%, 01/21/98...............................       P2           1,900       1,894,084
  First Chicago Financial Corp.,
    5.73%, 02/26/98...............................       P1           2,000       1,982,492
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  General Motors Acceptance Corp.,
    5.76%, 02/09/98...............................       P1           4,000       3,975,680
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           3,000       2,956,472
    5.74%, 04/28/98...............................       P1           2,000       1,963,009
  Newell Co.,
    6.80%, 01/02/98...............................       P1           8,000       8,000,000
  PHH Corp.,
    6.75%, 01/02/98...............................       P2           8,000       8,000,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           3,000       2,964,480
  Xerox Capital PLC,
    5.75%, 02/05/98...............................       P1           3,221       3,203,508
    6.85%, 01/02/98...............................       P1           3,804       3,804,000
  Xerox Overseas Holdings PLC,
    5.79%, 02/10/98...............................       P1             996         989,753
                                                                             --------------
                                                                                 74,360,343
                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,700       2,727,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.5%
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,715       2,724,705
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  General Electric Capital Corp.,
    13.50%, 01/20/98..............................       P1           3,000       3,010,899
  General Motors Acceptance Corp.,
    6.00%, 07/13/98...............................       P1           1,000       1,000,400
    5.786%, 09/21/98..............................       P1           3,500       3,497,158
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1           3,500       3,498,798

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Morgan Stanley, Dean Witter, Discover & Co.,
    6.34%, 03/09/98...............................       P1       $   1,000  $    1,000,606
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
                                                                             --------------
                                                                                 24,013,723
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    4.95%, 01/15/98 (b)...........................                    1,140       1,137,962
    5.135%, 01/22/98 (b)..........................                    3,000       2,991,442
    5.19%, 01/22/98 (b)...........................                    1,500       1,495,675
    5.195%, 03/19/98 (c)..........................                      370         365,942
    5.275%, 01/22/98 (b)..........................                      800         797,656
                                                                             --------------
                                                                                  6,788,677
                                                                             --------------
REPURCHASE AGREEMENT -- 2.5%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98
      (Note 5)....................................                  137,860     137,860,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $319,318,208)......................................................     319,473,987
                                                                             --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,050,966,053; Note 6)............................................   5,471,387,547
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                   (203,828)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.3%........................
                                                                                 18,958,375
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,490,142,094
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        AG  Aktiengesellschaft (German Stock Company)
    L.P.    Limited Partnership
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities -- $100,311,229.

(d)  Open futures contracts as of December 31, 1997 are as follows:

                                                       VALUE AT
NUMBER OF                  EXPIRATION  VALUE AT      DECEMBER 31,    APPRECIATION/
CONTRACTS       TYPE         DATE     TRADE DATE         1997        DEPRECIATION
Long positions:
           U.S. 5 yr
   627     T-Note           Mar 98    $67,867,922    $68,107,875      $239,953
   865     U.S. T-Bond      Mar 98    $103,945,625   $104,205,469     $259,844
Short Position:
  1,779    U.S. T-Bond      Mar 98    $205,927,125   $207,989,344    $(2,062,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
LONG-TERM INVESTMENTS -- 96.2%
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
                                                    (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
CORPORATE BONDS -- 88.7%

                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.4%
  Fairchild Corp., Sub. Deb.......................      Caa       12.00%   10/15/01  $   2,571  $    2,583,855
  Sequa Corp., Sr. Sub. Notes.....................       B3       9.375%   12/15/03      2,000       2,080,000
  Talley Manufacturing & Technology, Inc., Sr.
    Notes.........................................       B2       10.75%   10/15/03      3,000       3,195,000
                                                                                                --------------
                                                                                                     7,858,855
                                                                                                --------------
AUTOMOTIVE PARTS -- 2.1%
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,460,000
  Stanadyne Automotive, Sr. Sub. Notes............      Caa       10.25%   12/15/07      3,000       3,000,000
  Venture Holdings Trust, Sr. Notes...............       B2        9.50%   07/01/05      3,700       3,755,500
  Walbro Corp., Sr. Notes.........................       B2       10.125%  12/15/07      1,000       1,025,000
                                                                                                --------------
                                                                                                    12,240,500
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 4.4%
  American Lawyer Media Holdings, Inc., Sr. Disc.
    Notes,
    Zero Coupon (until 12/15/02)..................       B3       12.25%   12/15/08      1,000         565,000
  American Lawyer Media Holdings, Inc., Sr.
    Notes.........................................       B1        9.75%   12/15/07      1,300       1,319,500
  Benedek Broadcasting Corp., Sr. Notes...........       B2       11.875%  03/01/05      2,910       3,266,475
  Capstar Broadcasting, Sr. Sub. Notes............       B2        9.25%   07/01/07      2,000       2,010,000
  Globo Communicacoes E Particip., Sr. Notes......       NR       10.50%   12/20/06      2,040       1,963,500
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      2,500       2,700,000
  Plitt Theaters, Inc., Sr. Sub. Notes............       B3       10.875%  06/15/04      4,000       4,325,000
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/08      3,650       2,190,000
  TV Azteca SA DE CV, Sr. Notes...................       NR       10.50%   02/15/07      2,850       2,935,500
  United Artists Theatre Circuit, Inc., Sr.
    Notes.........................................      Ba3       11.50%   05/01/02      3,000       3,127,500
  Von Hoffman Press, Inc., Sr. Sub. Notes.........       B3       10.375%  05/15/07        500         533,750
                                                                                                --------------
                                                                                                    24,936,225
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 1.8%
  EMCOR Group, Inc., Notes........................       NR       11.00%   12/15/01      2,654       2,763,501
  Falcon Building Products, Inc., Sr. Sub. Disc.
    Notes,
    Zero Coupon (until 6/15/02)...................       NR       10.50%   06/15/07      1,900       1,254,000
  Koppers Industry, Inc., Sr. Sub. Notes..........       B2       9.875%   12/01/07      1,050       1,081,500
  Nortek, Inc., Sr. Notes.........................       B1       9.125%   09/01/07      2,500       2,518,750
  Wickes Lumber Co., Sr. Notes....................       B3       11.625%  12/15/03      3,000       2,865,000
                                                                                                --------------
                                                                                                    10,482,751
                                                                                                --------------
CABLE -- 5.2%
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................       NR       12.25%   12/01/07      7,245       3,260,250
  Comcast Corp., Sr. Sub. Notes...................       B1       10.625%  07/15/12      1,500       1,857,855
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 9/30/99)...............................       B3       13.25%   09/30/04      2,000       1,800,000
  Echostar Communications Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/01/99)...................      Caa       12.25%   06/01/04      3,165       2,895,975
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00)...............................       B2       13.125%  03/15/04      1,500       1,245,000
  Falcon Holdings Group, L.P., Series B, Sr. Sub.
    Notes, PIK....................................       B3       11.00%   09/15/03      4,241       4,569,611
  Intermedia Capital Partners, Sr. Notes..........       B2       11.25%   08/01/06      3,380       3,751,800
  International Cabletel, Inc., Zero Coupon (until
    10/15/98).....................................       B3       10.875%  10/15/03      1,500       1,436,250
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/30/01)...................       B3       12.75%   04/15/05      4,350       3,654,000
  Rogers Cablesystems Inc., Sr. Sec'd. Deb.
    (Canada)......................................      Ba3       10.00%   12/01/07      1,000       1,095,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes
    (Canada)......................................      Ba3       10.00%   03/15/05      1,750       1,925,000
  Star Choice Communications, Inc., Sr. Notes
    (Canada) (b) (cost $1,750,000; purchased
    12/18/97).....................................       B3       13.00%   12/15/05      1,750       1,811,250
                                                                                                --------------
                                                                                                    29,301,991
                                                                                                --------------
CHEMICALS -- 1.3%
  Applied Extrusion Technology, Inc., Sr. Notes...       B2       11.50%   04/01/02      1,500       1,597,500
  Borden Chemicals & Plastics, L.P., Sr. Notes....      Ba2        9.50%   05/01/05      1,500       1,593,750
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 8/15/01)............      Caa       13.50%   08/15/08      5,060       3,036,000
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       11.75%   08/15/06      1,000       1,020,000
                                                                                                --------------
                                                                                                     7,247,250
                                                                                                --------------
CONSUMER PRODUCTS -- 3.9%
  Coleman Escrow Corp., Sr. Disc. Notes...........       B3        Zero    05/15/01      2,250       1,496,250
  Coleman Holdings, Sr. Disc. Notes...............      Caa        Zero    05/15/01      1,500         903,750
  French Fragrances, Inc., Sr. Notes..............       NR       10.375%  05/15/07      1,350       1,417,500
  Hedstrom Corp., Sr. Disc. Notes, Zero Coupon
    (until 6/01/02)...............................      Caa       12.00%   06/01/09        400         240,000
  Hedstrom Corp., Sr. Sub. Notes..................       B3       10.00%   06/01/07        900         906,750
  IHF Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/15/99)..............................      Caa       15.00%   11/15/04      2,000       1,740,000
  Packaging Resources Group, Sr. Notes............       NR       13.00%   06/30/03      1,864       1,742,606
  Radnor Holdings, Sr. Notes......................       B2       10.00%   12/01/03      1,500       1,557,500
  Rayovac Corp., Sr. Sub. Notes...................       B3       10.25%   11/01/06      2,080       2,267,200
  Remington Products Co., Sr. Sub. Notes..........       B3       11.00%   05/15/06      2,500       2,112,500
  Sealy Corp., Sr. Disc. Notes, Zero Coupon (until
    12/15/02).....................................       B3       10.875%  12/15/07      2,500       1,512,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Syratech Corp., Sr. Notes.......................       B1       11.00%   04/15/07  $   2,550  $    2,371,500
  Twin Labs, Inc., Gtd. Notes.....................       B3       10.25%   05/15/06      3,400       3,672,000
                                                                                                --------------
                                                                                                    21,940,056
                                                                                                --------------
DEFENSE -- 0.2%
  Stellex Industries, Inc., Sr. Sub. Notes........       B3        9.50%   11/01/07      1,000       1,007,500
                                                                                                --------------

DRUGS & HEALTHCARE -- 4.5%
  Alliance Imaging, Sr. Sub. Notes................       B3       9.625%   12/15/05      1,500       1,530,000
  Community Distributors, Sr. Notes...............       B2       10.25%   10/15/04        900         922,500
  Dade International, Inc., Sr. Sub. Notes........       B3       11.125%  05/01/06      6,000       6,675,000
  Graham-Field Health Products, Inc., Sr. Sub.
    Notes.........................................       B3        9.75%   08/15/07      2,630       2,741,775
  Integrated Health Services, Inc., Sr. Sub.
    Notes.........................................       B2        9.25%   01/15/08      4,000       4,080,000
  Owens & Minor, Inc., Sr. Sub. Notes.............       B1       10.875%  06/01/06      3,450       3,829,500
  Paracelsus Health, Sr. Sub. Notes...............       B1       10.00%   08/15/06      2,750       2,805,000
  Paragon Health Networks, Sr. Sub. Notes, Zero
    Coupon (until 11/01/02).......................       B3       10.50%   11/01/07      3,000       1,860,000
  Tenet Healthcare Corp., Sr. Sub. Notes..........      Ba3       8.625%   01/15/07      1,250       1,290,625
                                                                                                --------------
                                                                                                    25,734,400
                                                                                                --------------
ENERGY -- 3.0%
  Anker Coal Group, Inc., Sr. Notes...............       B3        9.75%   10/01/07      2,900       2,885,500
  Clark USA, Inc., Sr. Notes......................       B3       10.875%  12/01/05      1,250       1,360,937
  Falcon Drilling Co., Inc., L.P., Series B, Sr.
    Sub. Notes....................................       B3       12.50%   03/15/05      2,500       2,856,250
  KCS Energy, Inc., Sr. Notes.....................       B1       11.00%   01/15/03      4,000       4,380,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       9.375%   02/01/06      3,000       2,700,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       12.25%   02/01/05        813         827,227
  Transamerican Energy Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/15/99)...................       B3       13.00%   06/15/02      1,300       1,049,750
  Transamerican Energy Corp., Sr. Disc. Notes.....       B3       11.50%   06/15/02        900         904,500
                                                                                                --------------
                                                                                                    16,964,164
                                                                                                --------------
FINANCIAL SERVICES -- 2.4%
  AmeriCredit Corp., Sr. Notes....................       B+        9.25%   02/01/04      2,500       2,500,000
  Beaver Valley Funding, Inc., Deb................       B1       8.625%   06/01/07      1,453       1,546,675
  Delta Financial Corp., Sr. Notes................       B1        9.50%   08/01/04      1,125       1,116,562
  First Nationwide Holdings, Inc., Sr. Notes......       B2       12.50%   04/15/03      2,600       2,951,000
  First Nationwide Holdings, Inc., Sr. Sub.
    Notes.........................................       NR       10.625%  10/01/03      1,600       1,788,000
  Korea Development Bank (Korea) Bonds............       A1        6.50%   11/15/02      1,000         801,940
  Korea Development Bank (Korea) Bonds............      Ba1        7.00%   07/15/99        900         819,720
  Korea Development Bank (Korea) Bonds............      Ba1       7.375%   09/17/04      2,000       1,600,420
  Polysindo Int'l. Finance Co., Gtd. Notes,
    (Indonesia)...................................      Ba3       11.375%  06/15/06        800         648,000
                                                                                                --------------
                                                                                                    13,772,317
                                                                                                --------------
FOOD & BEVERAGE -- 2.0%
  Curtis-Burns Foods, Inc., Sr. Sub. Notes........       B3       12.25%   02/01/05      2,870       3,142,650
  NBTY Inc., Sr. Sub. Notes.......................       B1       8.625%   09/15/07      2,000       2,000,000
  Pilgrim's Pride Corp., Sr. Sub. Notes...........       B3       10.875%  08/01/03      1,951       2,038,795
  PSF Holdings, LLC, Notes (b) (cost $255,739;
    purchased 9/17/96 and
    3/03/97)......................................       NR       11.00%   09/17/03        256         274,919
  Specialty Foods Acquisition Corp., Sr. Notes....       B2       10.25%   08/15/01      2,765       2,723,525
  Specialty Foods Corp., Sr. Sub. Notes...........      Caa       11.25%   08/15/03      1,000         930,000
                                                                                                --------------
                                                                                                    11,109,889
                                                                                                --------------
GAMING -- 6.0%
  Aztar Corp., Sr. Sub. Notes.....................       B2       13.75%   10/01/04      2,000       2,290,000
  Blue Chip Casino, Sr. Sub. Notes................       NR        9.50%   09/15/02      2,749       2,061,750
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      4,500       4,275,000
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      4,026       4,347,799
  Fitzgerald Gaming, Sr. Notes....................       B3       12.25%   12/15/04      1,750       1,763,125
  Grand Casinos, Inc., Sr. Notes..................       B2        9.00%   10/15/04      1,000       1,005,000
  Grand Casinos, Inc., Sr. Notes..................      Ba3       10.125%  12/01/03      3,950       4,266,000
  Isle of Capri Black Hawk, LLC, First Mtg.
    Notes.........................................       B3       13.00%   08/31/04      3,000       3,030,000
  Lady Luck Gaming, First Mtge. Notes.............       B2       11.875%  03/01/01      3,000       3,045,000
  Louisiana Casino Cruises, Inc., Sr. Notes.......       NR       11.50%   12/01/98      2,680       2,683,100
  Majestic Star Casino, Sr. Notes.................       B2       12.75%   05/15/03      2,175       2,332,688
  Trump Atlantic City Assoc., First Mtge. Notes...      Caa       11.75%   11/15/03      3,000       2,760,000
                                                                                                --------------
                                                                                                    33,859,462
                                                                                                --------------
INDUSTRIAL -- 4.5%
  Allied Waste North America, Inc., Sr. Sub.
    Notes.........................................       B2       10.25%   12/01/06      3,000       3,292,500
  Clean Harbors, Inc., Sr. Notes..................       B2       12.50%   05/15/01         50          50,000
  Continental Global Group, Sr. Notes.............       B2       11.00%   04/01/07      1,170       1,246,050
  Glasstech, Inc., Sr. Notes......................       NR       12.75%   07/01/04      1,500       1,552,500
  ICF Kaiser International, Inc., Sr. Sub.
    Notes.........................................       B3       12.00%   12/31/03        500         520,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Interlake Corp., Sr. Sub. Notes.................       B3       12.125%  03/01/02  $   4,500  $    4,725,000
  Jordan Telecommunication Products, Inc., Sr.
    Notes.........................................       B3       9.875%   08/01/07      2,900       2,965,250
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes.........................................       B2       12.75%   02/01/03      3,000       3,191,250
  Motors & Gears, Inc., Sr. Notes.................       B3       10.75%   11/15/06      3,500       3,718,750
  RBX Corp., Sr. Notes............................       B2       12.00%   01/15/03      2,300       2,357,500
  Viasystems, Inc., Sr. Sub. Notes................       B3        9.75%   06/01/07      1,750       1,806,875
                                                                                                --------------
                                                                                                    25,426,300
                                                                                                --------------
LEISURE & TOURISM -- 1.2%
  Bally Total Fitness Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       9.875%   10/15/07      1,350       1,370,250
  Discovery Zone, Inc., Sr. Notes.................       NR       13.50%   08/01/02      2,000       2,080,000
  Icon Health & Fitness, Sr. Sub. Notes...........       B3       13.00%   07/15/02      3,000       3,345,000
                                                                                                --------------
                                                                                                     6,795,250
                                                                                                --------------
LODGING -- 0.5%
  HMC Acquisition, Sr. Notes......................      Ba3        9.00%   12/15/07      3,000       3,135,000
                                                                                                --------------

MISCELLANEOUS -- 1.3%
  Coinstar, Inc., Sr. Sub. Notes..................       NR       13.00%   10/01/06      2,275       1,797,250
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 2/01/00)...................       NR       13.25%   02/01/04      2,000       1,330,000
  Interact Systems Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/1/99).........................       NR       14.00%   08/01/03      4,400       1,628,000
  Kindercare Learning Center, Sr. Sub. Notes......       B3        9.50%   02/15/09      2,500       2,487,500
                                                                                                --------------
                                                                                                     7,242,750
                                                                                                --------------
OIL & GAS -- 0.8%
  Empire Gas Corp., Sr. Notes.....................      Caa        7.00%   07/15/04      5,300       4,743,500
                                                                                                --------------

PAPER/PACKAGING -- 7.1%
  APP Int'l. Finance Co., Sr. Notes (b) (cost
    $4,093,123; purchased 2/11/97 and 2/20/97)....      Ba3       11.75%   10/01/05      3,750       3,468,750
  Consumers Int'l., Sr. Notes.....................      Ba3       10.25%   04/01/05      2,700       2,943,000
  Envirodyne Industries, Sr. Disc. Notes..........       B1       12.00%   06/15/00      4,600       4,922,000
  Gaylord Container Corp., Sr. Notes..............       B         9.75%   06/15/07      2,100       2,026,500
  Gaylord Container Corp., Sr. Sub. Disc. Notes...      Caa       12.75%   05/15/05      4,365       4,670,550
  Maxxam Group Holdings, Inc., Sr. Notes..........       NR       12.00%   08/01/03      4,000       4,320,000
  Pacific Lumber Co., Sr. Notes...................       B3       10.50%   03/01/03      4,875       5,045,625
  SD Warren Co., Sr. Sub. Notes...................       B1       12.00%   12/15/04      2,500       2,793,750
  Silgan Holdings, Inc., Sub. Deb.................       NR       13.25%   07/15/06      3,149       3,597,733
  Stone Container, Sr. Sub. Notes.................       B3       12.25%   04/01/02      1,300       1,316,250
  U.S. Timberlands Klamath Fall, LLC, Sr. Notes...       B1       9.625%   11/15/07      2,250       2,328,750
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      2,667       3,033,713
                                                                                                --------------
                                                                                                    40,466,621
                                                                                                --------------
PUBLISHING -- 1.5%
  American Banknote Corp., Sr. Sub. Notes.........       B3       11.25%   12/01/07      4,000       4,010,000
  Sullivan Graphics, Inc., Sr. Sub. Notes.........      Caa       12.75%   08/01/05      4,500       4,545,000
                                                                                                --------------
                                                                                                     8,555,000
                                                                                                --------------
RESTAURANTS -- 1.1%
  American Restaurant, Sr. Notes..................       NR       13.00%   09/15/98        694         672,893
  Flagstar Corp., Sr. Notes.......................       B2       10.75%   09/15/01      3,000       3,337,500
  FRI-MRD Corp., Sr. Disc. Notes, Zero Coupon
    (until 8/1/99)................................       NR       15.00%   01/24/02      3,000       2,497,500
                                                                                                --------------
                                                                                                     6,507,893
                                                                                                --------------
RETAIL -- 7.8%
  Barry's Jewelers, Inc., Sr. Notes (b) (cost
    $603,980; purchased 2/13/97)..................       B3       11.00%   12/22/00        750         450,000
  County Seat Stores, Inc., Sr. Notes (b) (cost
    $2,750,000; purchased 10/23/97)...............       NR       12.75%   11/01/04      2,750       2,832,500
  Duane Reade Corp., Sub. Notes, Zero Coupon
    (until 9/15/99)...............................      Caa       15.00%   09/15/04      7,840       6,546,400
  Edison Brothers, Inc., Sr. Notes................       NR       11.00%   01/01/07      3,000       2,700,000
  Hechinger Co., Sr. Notes........................       B2        6.95%   10/15/03      4,125       2,928,750
  Jitney-Jungle Stores America, Inc., Sr. Notes...       B2       12.00%   03/01/06      2,000       2,270,000
  Kmart Corp., Deb................................      Ba3        8.25%   01/01/22      3,250       3,152,500
  Kmart Corp., Deb................................      Ba3       8.375%   07/01/22      2,500       2,437,500
  Leslie's Poolmart, Sr. Notes....................       NR       10.375%  07/15/04      2,500       2,600,000
  Merisel, Inc., Sr. Notes........................       Ca       12.50%   12/31/04      3,250       3,640,000
  New Sassco, Inc., Sr. Notes.....................       NR       12.75%   05/01/04      7,171       7,592,296
  Pamida, Inc., Sr. Notes.........................       B3       11.75%   03/15/03      2,500       2,562,500
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      4,564       4,792,200
                                                                                                --------------
                                                                                                    44,504,646
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
STEEL & METAL -- 3.3%
  Earle M. Jorgensen Co., Sr. Notes...............       B3       10.75%   03/01/00  $   3,250  $    3,347,500
  Ladish Company, Inc., Sr. Sub. Notes............       NR       12.00%   12/22/00        517         521,841
  Northwestern Steel & Wire, Sr. Notes............       B3        9.50%   06/15/01      1,000         970,000
  Pohang Iron & Steel, Sr. Notes..................      Ba1       6.625%   07/01/03      2,000       1,544,040
  Sheffield Steel Corp., First Mtg. Notes.........      Caa       11.50%   12/01/05      3,500       3,640,000
  WCI Steel, Inc. Sr. Notes.......................       B2       10.00%   12/01/04      4,000       4,090,000
  Wheeling-Pittsburgh Corp., Sr. Notes............       B2        9.25%   11/15/07      4,625       4,463,125
                                                                                                --------------
                                                                                                    18,576,506
                                                                                                --------------
SUPERMARKETS -- 1.7%
  Homeland Stores, Inc., Notes....................       NR       10.00%   08/01/03      4,181       3,762,900
  Pantry, Inc., Sr. Sub. Notes....................       B3       10.25%   10/15/07      2,800       2,870,000
  Shoppers Food Warehouse Corp., Sr. Notes........       NR        9.75%   06/15/04      2,500       2,550,000
  Southland Corp., Sr. Notes......................       B3       12.00%   06/15/09        500         500,000
                                                                                                --------------
                                                                                                     9,682,900
                                                                                                --------------
TECHNOLOGY -- 1.2%
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................      Caa       11.875%  11/15/07      1,300         760,500
  Details, Inc., Sr. Sub. Notes...................       B3       10.00%   11/15/05      1,000       1,027,500
  DII Group, Sr. Sub. Notes.......................       B1        8.50%   09/15/07      2,000       1,965,000
  Unisys Corp., Sr. Notes.........................       B1       11.75%   10/15/04      2,500       2,862,500
                                                                                                --------------
                                                                                                     6,615,500
                                                                                                --------------
TELECOMMUNICATIONS -- 15.0%
  Cellnet Data Systems, Inc., Sr. Disc. Notes (b),
    Zero Coupon (until 10/01/02), (cost
    $3,686,306; purchased on various dates:
    6/06/95 through 9/24/97)......................       NR       14.00%   10/01/07      7,010       3,119,450
  Centennial Cellular Corp., Sr. Notes............       B1       10.125%  05/15/05      2,000       2,170,000
  Concentric Network Corp., Sr. Notes.............       NR       12.75%   12/15/07      2,500       2,562,500
  Crown Castle Int'l Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/07      1,400         875,000
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00)...................      Caa       15.00%   07/15/05      5,000       2,600,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Series L,
    Zero Coupon (until 12/15/00)..................       NR       13.875%  12/15/05      5,200       3,978,000
  Highway Master Communications, Inc., Sr.
    Notes.........................................      Caa       13.75%   09/15/05      2,000       2,030,000
  Hyperion Telecom, Inc., Sr. Disc. Notes, Zero
    Coupon (until 4/01/01)........................       NR       13.00%   04/15/03      1,250         906,250
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%   09/15/05      3,800       3,120,750
  Impsat Corp., Gtd. Sr. Notes....................       B2       12.125%  07/15/03      3,500       3,552,500
  International Wireless Group, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   06/01/05      3,000       3,292,500
  Ionica PLC, Sr. Notes...........................       NR       13.50%   08/15/06      5,000       4,237,500
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%   04/15/07      2,000       1,165,000
  McLeod USA, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02)...............................       B3       10.50%   03/01/07      4,400       3,201,000
  Metrocall, Inc., Sr. Sub. Notes.................       B2       10.375%  10/01/07      1,250       1,265,625
  MGC Communications, Inc., Sr. Notes.............      Caa       13.00%   10/01/04      2,950       3,023,750
  Microcell Telecommunications, Sr. Disc. Notes,
    Zero Coupon (until 6/01/06)...................       NR       14.00%   06/01/06      2,000       1,350,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       NR       11.25%   11/01/07      3,250       1,852,500
  Netia Holdings, Sr. Notes.......................       NR       10.25%   11/01/07      1,000         960,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/31/02)..................       B3        9.75%   10/31/07      1,500         920,625
  Omnipoint Corp., Sr. Notes......................       B3       11.625%  08/15/06        500         531,875
  Omnipoint Corp., Sr. Notes......................       B3       11.625%  08/15/06      3,875       4,097,813
  PTC Int'l. Finance Co., Zero Coupon (until
    7/01/02)......................................       NR       10.75%   07/01/07      2,100       1,344,000
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Series H,
    Zero Coupon (until 2/1/00)....................       NR       15.00%   02/01/05      6,500       5,557,500
  Price Communications Cellular Holdings, Sr.
    Disc. Notes, Zero Coupon (until 11/01/02).....       NR       13.50%   08/01/07      2,000       1,280,000
  Price Communications Wireless, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   07/15/07      2,500       2,712,500
  Primus Telecom Group, Sr. Notes.................       B3       11.75%   08/01/04      1,500       1,605,000
  RCN Corp., Sr. Disc. Notes, Zero Coupon (until
    10/15/02).....................................       NR       11.125%  10/15/07      2,200       1,380,500
  RCN Corp., Sr. Notes............................       NR       10.00%   10/15/07      1,100       1,141,250
  Rogers Cantel, Inc., Sr. Sub. Notes, Zero Coupon
    (until 11/30/02)..............................       B2        8.80%   10/01/07      4,800       4,776,000
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/1/00)................................       NR       10.50%   11/01/04      4,000       3,095,000
  Telesystem Int'l. Wireless, Inc., Sr. Disc.
    Notes.........................................      Caa       10.50%   11/01/07      1,150         638,250
  Telesystem Int'l. Wireless, Inc., Sr. Disc.
    Notes, Zero Coupon (until 6/30/02)............       NR       13.25%   06/30/07      1,000         632,500
  UNIFI Communications, Inc., Sr. Notes...........       NR       14.00%   03/01/04      3,750       3,375,000
  Unisite, Inc., Sub. Accrual Note................       NR       13.00%   12/15/04      4,000       4,000,000
  USN Communications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/15/00)........................      Caa       14.625%  08/15/04      1,059         804,840
  Vialog Corp., Sr. Notes.........................       NR       12.75%   11/15/01      2,000       2,090,000
                                                                                                --------------
                                                                                                    85,244,978
                                                                                                --------------
TEXTILES -- 1.6%
  Congoleum Corp., Sr. Notes......................       B1        9.00%   02/01/01        945         968,625
  Foamex, L.P., Sr. Sub. Notes....................       B3       9.875%   06/15/07      3,700       3,792,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Tultex Corp., Sr. Notes.........................      Ba3       9.625%   04/15/07  $   3,000  $    2,992,500
  Worldtex, Inc., Sr. Notes.......................       B1       9.625%   12/15/07      1,450       1,486,250
                                                                                                --------------
                                                                                                     9,239,875
                                                                                                --------------
TRANSPORTATION -- 1.9%
  Ameritruck Distribution Corp., Sr. Sub. Notes
    (b) (cost $3,099,070; purchased on various
    dates: 1/16/96 through 6/05/97)...............       B3       12.25%   11/15/05      3,090       3,090,000
  Kitty Hawk, Inc., Sr. Notes.....................       B1        9.95%   11/15/04      1,400       1,435,000
  Trans World Airlines, Sr. Notes.................       NR       11.50%   12/15/04      1,750       1,758,750
  Airtran Holdings, Inc., Sr. Notes...............       B3       10.25%   04/15/01      2,000       1,850,000
  Airtran Holdings, Inc., Sr. Notes...............       B2       10.50%   04/15/01      3,000       2,955,000
                                                                                                --------------
                                                                                                    11,088,750
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $496,878,727).........................................................................     504,280,829
                                                                                                --------------

CONVERTIBLE BONDS -- 0.9%
TELECOMMUNICATIONS
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Series H,
    Zero Coupon (until 12/15/00)..................       NR       13.875%  12/15/05        650         624,000
  Geotek Communications, Inc......................      Caa       12.00%   02/15/01      2,000       1,500,000
  Winstar Communications, Inc., Conv. Notes.......       NR       14.00%   10/15/05      2,875       2,961,250
                                                                                                --------------
    (cost $4,766,282).........................................................................       5,085,250
                                                                                                --------------

COMMON STOCKS (A) -- 0.2%                              SHARES
                                                    -------------
  Cellnet Data Systems, Inc. (b) (cost $170;
    purchased 6/23/97)............................         34,000         263,500
  Coinstar, Inc...................................          6,300          57,488
  Dr. Pepper Bottling Holdings, Inc., (Class "B"
    Stock)........................................          5,807         119,044
  Hedstrom Holding Co.............................         24,261          30,326
  Intermedia Communications, PIK..................          1,132          68,769
  Loehmann's Holdings, Inc........................          4,403          25,317
  Pagemart Nationwide, Inc........................         13,125         118,125
  PM Holdings Corp................................          1,103         579,075
  PSF Holdings, LLC (b)/(c) (cost $757,452;
    purchased 9/17/96)............................         22,025         726,825
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $804,909)................................................       1,988,469
                                                                   --------------

PREFERRED STOCKS -- 5.9%
  Adelphia Communications, Inc....................         52,500       6,221,250
  American Communication Services, Inc............          4,643         467,827
  AmeriKing, Inc..................................         19,990         539,730
  BioSafe International, Inc......................          7,219       1,925,091
  Cablevision Systems Corp., Series L, PIK........              1           9,240
  California Federal Bancorp, Inc.................        100,000       2,625,000
  Chancellor Media Corp...........................         17,058       2,046,960
  Clark USA, Inc..................................          4,750         503,500
  EchoStar Communications, Inc....................         35,534       3,660,018
  Fitzgerald Gaming, Inc..........................         50,000       1,561,500
  Geneva Steel, Inc...............................         18,000       1,350,000
  Hyperion Telecommunications.....................          5,659         570,178
  ICG Communications, Inc.........................         11,085       1,274,758
  Intermedia Comm., PIK...........................         76,084         932,029
  Intermedia Communications.......................         90,000       2,542,500
  Pantry Pride, Inc. (Ex. Pfd.; Class "B"
    Stock)........................................         25,000       2,525,000
  Paxson Communications, Inc......................         20,000       2,010,000
  Petroleum Heat & Power, Inc.....................         80,000       1,600,000
  Viasystems, Inc.................................         40,800         835,003
  Von Hoffman Press, Inc..........................         20,000         625,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $33,395,215).............................................      33,824,584
                                                                   --------------

WARRANTS (A) -- 0.5%                                    UNITS
                                                    -------------
  American Banknote Corp., expiring 12/01/02......          4,000               0
  American Telecasting, Inc., expiring 08/10/00...          6,500              65
  Cellnet Data Systems, Inc., expiring 01/01/49
    (b) (cost $0; purchased 9/24/97 and
    9/29/97)......................................          7,010         140,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1997

                                                                       VALUE
WARRANTS (A) (CONTINUED)                                UNITS         (NOTE 2)
                                                    -------------  --------------
  Cellular Communications Int'l., Inc., expiring
    08/15/03......................................          4,375  $       87,500
  Clearnet Communications, Inc., expiring
    09/15/05......................................         26,202         235,818
  Cocentric Network Corp., expiring 01/01/49......          2,500               0
  County Seat Stores, Inc., expiring 01/01/49 (b)
    (cost $0; purchased 10/23/97).................          2,750               0
  Discovery Zone, Inc., expiring 01/01/49.........          2,000               0
  Electronic Retailing Systems, expiring
    01/01/49......................................          2,000          40,000
  Fitzgerald Gaming, Inc., expiring 12/19/98......         62,701               0
  Foamex - JPS Automotive, expiring 07/01/99......          2,000          40,000
  Glasstech, Inc., expiring 06/30/04..............          1,500           1,500
  Globalstar Capital Co., expiring 02/15/04.......          1,200         122,400
  Highwaymaster Communications, Inc., expiring
    01/01/49......................................          2,000          24,000
  Hyperion Telecommunications Corp., expiring
    04/15/01......................................          4,250         255,000
  ICF Kaiser International, Inc., expiring
    12/31/98......................................            500               0
  ICG Communications, Inc., expiring 09/15/05.....         20,790         301,455
  Interact Systems, Inc., expiring 08/01/03.......          4,400             550
  Intermedia Communications of Florida, Inc.,
    expiring 06/01/00 (b) (cost $0; purchased
    5/25/95)......................................          3,000         330,000
  McCaw Int'l. Ltd., expiring 01/01/49............          2,000           5,000
  MGC Communications, Inc., expiring 01/01/49.....          2,950               0
  Nextel Communications
    expiring 12/15/98 (b) (cost $0; purchased
     12/16/93)....................................          1,543             417
    expiring 04/05/99 (b) (cost $0; purchased
     4/15/94).....................................          2,250           6,750
  Pagemart, Inc., expiring 11/01/03...............          9,200          69,000
  Powertel, Inc., expiring 02/01/06...............          6,720          63,840
  President Riverboat Casinos, expiring
    09/30/99......................................         22,075             883
  Price Communications Cellular Holdings, expiring
    08/01/07......................................          6,880              69
  Primus Telecom Group, expiring 08/01/07.........          1,500          15,000
  Star Choice Communications, Inc., expiring
    12/15/05 (b) (cost $0; purchased 12/18/97)....         40,530             405
  Sterling Chemical Holdings, Inc., expiring
    08/15/08......................................            560          16,800
  Unifi Communications, expiring 03/01/04.........          3,750          75,000
  Unisite, Inc., expiring 12/15/04................          1,943               0
  USN Communications, Inc., expiring 01/01/49.....         10,590               0
  Vialog Corp., expiring 01/01/49.................          2,000               0
                                                                   --------------
TOTAL WARRANTS
  (cost $237,500)................................................       1,831,652
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $536,082,633)............................................     547,010,784
                                                                   --------------

                                                    INTEREST MATURITY  PRINCIPAL
SHORT-TERM INVESTMENT -- 2.8%                        RATE      DATE      (000)
                                                    ------   --------  ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account..............   6.53%   01/02/98  $  15,691      15,691,000
                                                                                  --------------
    (cost $15,691,000; Note 5)
TOTAL INVESTMENTS -- 98.9%
  (cost $551,773,633; Note 6)...................................................     562,701,784
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%...................................       5,973,294
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  568,675,078
                                                                                  --------------
                                                                                  --------------

    The following abbreviations are used in portfolio descriptions:
    LLC     Limited Liability Company
        LP  Limited Partnership
        NR  Not Rated by Moody's or Standard & Poors
    PIK     Payment in Kind Securities

(a)  Non-income producing security
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $16,995,840. The aggregate value, $13,424,966 is approximately 2.4% of net assets.
(c)  Indicates a fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                             STOCK INDEX PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 96.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.8%
  Aeroquip-Vickers, Inc...........................          8,300  $      407,219
  AlliedSignal, Inc...............................        175,600       6,837,425
  Boeing Co.......................................        311,336      15,236,005
  General Dynamics Corp...........................         19,400       1,676,887
  Lockheed Martin Corp............................         60,149       5,924,676
  Northrop Grumman Corp...........................         20,600       2,369,000
  Parker-Hannifin Corp............................         35,225       1,615,947
  Raytheon Co. (Class "A" Stock)..................         14,418         711,007
  Raytheon Co. (Class "B" Stock)..................         72,900       3,681,450
  United Technologies Corp........................         73,000       5,315,312
                                                                   --------------
                                                                       43,774,928
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (a)...................................         28,500       3,662,250
  Delta Air Lines, Inc............................         23,000       2,737,000
  Southwest Airlines Co...........................         68,100       1,676,962
  USAir Group, Inc. (a)...........................         29,000       1,812,500
                                                                   --------------
                                                                        9,888,712
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        208,500       7,336,594
  Cummins Engine Co., Inc.........................         12,200         720,562
  Dana Corp.......................................         33,400       1,586,500
  Echlin, Inc.....................................         18,700         676,706
  Ford Motor Co...................................        372,700      18,145,831
  General Motors Corp.............................        226,100      13,707,312
  Genuine Parts Co................................         54,425       1,847,048
  Johnson Controls, Inc...........................         26,400       1,260,600
  Navistar International Corp. (a)................         23,400         580,612
  PACCAR, Inc.....................................         23,960       1,257,900
  Safety Kleen Corp...............................         17,350         476,041
  TRW, Inc........................................         38,600       2,060,275
                                                                   --------------
                                                                       49,655,981
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.1%
  Banc One Corp...................................        180,694       9,813,943
  Bank of New York Co., Inc.......................        117,300       6,781,406
  BankAmerica Corp................................        216,096      15,775,008
  BankBoston Corp.................................         44,800       4,208,400
  Bankers Trust NY Corp...........................         30,900       3,474,319
  Barnett Banks, Inc..............................         61,600       4,427,500
  BB&T Corp.......................................         41,900       2,684,219
  Chase Manhattan Corp............................        131,247      14,371,546
  Citicorp........................................        142,100      17,966,769
  Comerica, Inc...................................         32,900       2,969,225
  CoreStates Financial Corp.......................         65,000       5,204,062
  First Chicago NBD Corp..........................         92,015       7,683,252
  First Union Corp................................        194,550       9,970,687
  Fleet Financial Group, Inc......................         77,600       5,815,150
  Golden West Financial Corp......................         17,600       1,721,500
  H.F. Ahmanson & Co..............................         30,700       2,054,981
  Huntington Bancshares, Inc......................         58,600       2,109,600
  KeyCorp.........................................         67,400       4,772,762
  Mellon Bank Corp................................         78,200       4,740,875
  Morgan (J.P.) & Co., Inc........................         55,450       6,258,919
  National City Corp..............................         66,600       4,378,950
  NationsBank Corp................................        220,526      13,410,737
  Norwest Corp....................................        233,600       9,022,800
  PNC Bank Corp...................................         95,500       5,449,469
  Providian Financial Corp........................         29,300       1,323,994
  Republic New York Corp..........................         17,100       1,952,606
  Suntrust Banks, Inc.............................         65,800       4,696,475
  Synovus Financial Corp..........................         53,700       1,758,675

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  U.S. Bancorp....................................         75,642  $    8,467,176
  Wachovia Corp...................................         63,400       5,143,325
  Wells Fargo & Co................................         27,166       9,221,159
                                                                   --------------
                                                                      197,629,489
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         45,900       1,626,581
  Omnicom Group, Inc..............................         30,000       1,271,250
                                                                   --------------
                                                                        2,897,831
                                                                   --------------
CHEMICALS -- 2.0%
  Air Products & Chemicals, Inc...................         33,700       2,771,825
  Dow Chemical Co.................................         70,300       7,135,450
  E.I. du Pont de Nemours & Co....................        352,100      21,148,006
  Eastman Chemical Co.............................         23,600       1,405,675
  FMC Corp. (a)...................................         11,200         753,900
  Hercules, Inc...................................         30,400       1,521,900
  Monsanto Co.....................................        183,700       7,715,400
  Nalco Chemical Co...............................         20,900         826,856
  Rohm & Haas Co..................................         18,700       1,790,525
  Sigma-Aldrich Corp..............................         31,400       1,248,150
  Union Carbide Corp..............................         38,200       1,640,212
                                                                   --------------
                                                                       47,957,899
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.3%
  Engelhard Corp..................................         46,975         816,191
  Great Lakes Chemical Corp.......................         17,700         794,287
  Morton International, Inc.......................         42,400       1,457,500
  Praxair, Inc....................................         48,500       2,182,500
  Raychem Corp....................................         26,800       1,154,075
  W.R. Grace & Co.................................         24,300       1,954,631
                                                                   --------------
                                                                        8,359,184
                                                                   --------------
COMMERCIAL SERVICES -- 0.4%
  Cendant Corp. (a)...............................        245,719       8,446,582
  Deluxe Corp.....................................         24,800         855,600
  John H. Harland Co..............................          7,400         155,400
  Moore Corp., Ltd................................         25,900         391,737
                                                                   --------------
                                                                        9,849,319
                                                                   --------------
COMPUTER SERVICES -- 4.5%
  3Com Corp. (a)..................................        110,000       3,843,125
  Adobe Systems, Inc..............................         21,700         895,125
  Autodesk, Inc...................................         14,300         529,100
  Automatic Data Processing, Inc..................         91,100       5,591,262
  Bay Networks, Inc. (a)..........................         63,900       1,633,444
  Cabletron Systems, Inc. (a).....................         47,900         718,500
  Ceridian Corp. (a)..............................         24,800       1,136,150
  Cisco Systems, Inc. (a).........................        313,100      17,455,325
  Computer Associates International, Inc..........        169,643       8,969,874
  Computer Sciences Corp. (a).....................         24,200       2,020,700
  EMC Corp. (a)...................................        154,000       4,225,375
  First Data Corp.................................        138,300       4,045,275
  Microsoft Corp..................................        375,200      48,494,600
  Novell, Inc. (a)................................        104,900         786,750
  Oracle Corp. (a)................................        303,587       6,773,785
  Parametric Technology Corp. (a).................         39,700       1,880,787
  Siebel Systems, Inc. (a)........................             72           3,010
  Silicon Graphics, Inc. (a)......................         53,600         666,650
                                                                   --------------
                                                                      109,668,837
                                                                   --------------
COMPUTERS -- 3.4%
  Apple Computer, Inc. (a)........................         37,700         494,812
  Compaq Computer Corp............................        235,285      13,278,897

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Dell Computer Corp. (a).........................        102,700  $    8,626,800
  Digital Equipment Corp. (a).....................         47,900       1,772,300
  Hewlett-Packard Co..............................        323,800      20,237,500
  International Business Machines Corp............        304,400      31,828,825
  Seagate Technology, Inc. (a)....................         76,000       1,463,000
  Sun Microsystems, Inc. (a)......................        115,000       4,585,625
                                                                   --------------
                                                                       82,287,759
                                                                   --------------
CONSTRUCTION -- 0.1%
  Fluor Corp......................................         26,600         994,175
  Foster Wheeler Corp.............................         12,000         324,750
  Kaufman & Broad Home Corp.......................         11,866         266,243
  Pulte Corp......................................          6,400         267,600
                                                                   --------------
                                                                        1,852,768
                                                                   --------------
CONSTRUCTION & HOUSING -- 0.0%
  Centex Corp.....................................          8,800         553,850
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          9,100         321,344
  Bemis Co., Inc..................................         17,200         757,875
  Crown Cork & Seal Co., Inc......................         39,600       1,984,950
  Owens-Illinois, Inc. (a)........................         44,100       1,673,044
  Stone Container Corp. (a).......................         31,266         326,339
                                                                   --------------
                                                                        5,063,552
                                                                   --------------
COSMETICS & SOAPS -- 1.8%
  Alberto Culver Co. (Class "B" Stock)............         17,400         557,887
  Avon Products, Inc..............................         41,300       2,534,787
  Colgate Palmolive Co............................         92,000       6,762,000
  International Flavors & Fragrances, Inc.........         33,200       1,709,800
  Procter & Gamble Co.............................        418,404      33,393,869
                                                                   --------------
                                                                       44,958,343
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         31,700       1,418,575
  Pitney Bowes, Inc...............................         44,700       4,020,206
  Unisys Corp. (a)................................         53,500         742,312
  Xerox Corp......................................        100,646       7,428,933
                                                                   --------------
                                                                       13,610,026
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.3%
  Cognizant Corp..................................         51,160       2,279,817
  Fortune Brands, Inc.............................         53,600       1,986,550
  General Electric Co.............................      1,018,000      74,695,750
  Whitman Corp....................................         29,500         768,844
                                                                   --------------
                                                                       79,730,961
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.0%
  Abbott Laboratories.............................        238,600      15,643,212
  Allergan, Inc...................................         19,900         667,894
  ALZA Corp. (a)..................................         26,400         839,850
  American Home Products Corp.....................        202,200      15,468,300
  Amgen, Inc. (a).................................         82,000       4,438,250
  Bausch & Lomb, Inc..............................         17,400         689,475
  Baxter International, Inc.......................         86,800       4,377,975
  Becton, Dickinson & Co..........................         38,500       1,925,000
  Biomet, Inc.....................................         33,600         861,000
  Boston Scientific Corp. (a).....................         60,600       2,780,025
  Bristol-Myers Squibb Co.........................        309,280      29,265,620
  C.R. Bard, Inc..................................         18,600         582,412
  Cardinal Health, Inc............................         33,700       2,531,712

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Eli Lilly & Co..................................        344,600  $   23,992,775
  Guidant Corp....................................         45,900       2,857,275
  Johnson & Johnson...............................        418,000      27,535,750
  Mallinckrodt, Inc...............................         22,300         847,400
  Medtronic, Inc..................................        145,900       7,632,394
  Merck & Co., Inc................................        374,550      39,795,937
  Pfizer, Inc.....................................        402,000      29,974,125
  Pharmacia & Upjohn, Inc.........................        158,025       5,787,666
  PharMerica, Inc. (a)............................         15,063         156,279
  Schering-Plough Corp............................        227,700      14,145,862
  St. Jude Medical, Inc. (a)......................         27,800         847,900
  United States Surgical Corp.....................         22,600         662,462
  Warner-Lambert Co...............................         84,400      10,465,600
                                                                   --------------
                                                                      244,772,150
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.1%
  W.W. Grainger, Inc..............................         15,800       1,535,562
                                                                   --------------
ELECTRONICS -- 3.3%
  Advanced Micro Devices, Inc. (a)................         43,200         774,900
  AMP, Inc........................................         69,044       2,899,848
  Applied Materials, Inc. (a).....................        113,400       3,416,175
  Data General Corp. (a)..........................         15,500         270,281
  EG&G, Inc.......................................         12,900         268,481
  Emerson Electric Co.............................        138,100       7,794,019
  Harris Corp.....................................         24,800       1,137,700
  Honeywell, Inc..................................         39,000       2,671,500
  Intel Corp......................................        508,800      35,743,200
  KLA-Tencor Corp. (a)............................         26,900       1,039,012
  LSI Logic Corp. (a).............................         43,300         855,175
  Micron Technology, Inc. (a).....................         65,900       1,713,400
  Motorola, Inc...................................        186,000      10,613,625
  National Semiconductor Corp. (a)................         50,300       1,304,656
  Perkin-Elmer Corp...............................         14,000         994,875
  Rockwell International Corp.....................         64,500       3,370,125
  Tektronix, Inc..................................         15,600         619,125
  Texas Instruments, Inc..........................        121,200       5,454,000
  Thomas & Betts Corp.............................         17,600         831,600
                                                                   --------------
                                                                       81,771,697
                                                                   --------------
FINANCIAL SERVICES -- 3.8%
  American Express Co.............................        144,900      12,932,325
  Beneficial Corp.................................         16,100       1,338,312
  Countrywide Credit Industries, Inc..............         33,100       1,419,162
  Federal Home Loan Mortgage Corp.................        215,700       9,045,919
  Federal National Mortgage Association...........        330,200      18,842,037
  Fifth Third Bancorp.............................         47,600       3,891,300
  Green Tree Financial Corp.......................         42,100       1,102,494
  H & R Block, Inc................................         32,300       1,447,444
  Household International, Inc....................         33,200       4,235,075
  MBNA Corp.......................................        155,212       4,239,228
  Merrill Lynch & Co., Inc........................        103,700       7,563,619
  Morgan Stanley, Dean Witter, Discover & Co......        184,005      10,879,296
  Schwab (Charles) Corp...........................         81,400       3,413,712
  State Street Corp...............................         49,300       2,868,644
  Sunamerica, Inc.................................         60,700       2,594,925
  Transamerica Corp...............................         19,800       2,108,700
  Washington Mutual Inc...........................         79,920       5,099,895
                                                                   --------------
                                                                       93,022,087
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 5.8%
  Adolph Coors Co. (Class "B" Stock)..............         11,600  $      385,700
  Anheuser-Busch Companies, Inc...................        153,400       6,749,600
  Archer-Daniels-Midland Co.......................        173,537       3,763,584
  Brown-Forman Corp. (Class "B" Stock)............         21,300       1,176,825
  Campbell Soup Co................................        142,000       8,253,750
  Coca-Cola Co....................................        769,100      51,241,287
  ConAgra, Inc....................................        145,800       4,784,062
  Corn Products International, Inc................         11,075         330,173
  CPC International, Inc..........................         44,300       4,773,325
  General Mills, Inc..............................         49,200       3,523,950
  Giant Food, Inc. (Class "A" Stock)..............         18,000         606,375
  H.J. Heinz & Co.................................        113,450       5,764,678
  Hershey Foods Corp..............................         43,700       2,706,669
  Kellogg Co......................................        127,600       6,332,150
  PepsiCo, Inc....................................        474,400      17,285,950
  Pioneer Hi-Bred International, Inc..............         23,700       2,541,825
  Quaker Oats Co..................................         42,200       2,226,050
  Ralston-Ralston Purina Group....................         33,040       3,070,655
  Sara Lee Corp...................................        148,200       8,345,512
  Seagram Co., Ltd................................        115,300       3,725,631
  Sysco Corp......................................         53,600       2,442,150
  W. M. Wrigley, Jr. Co...........................         35,900       2,856,294
                                                                   --------------
                                                                      142,886,195
                                                                   --------------
FOREST PRODUCTS -- 0.8%
  Boise Cascade Corp..............................         17,286         522,901
  Champion International Corp.....................         29,300       1,327,656
  Fort James Corp.................................         65,200       2,493,900
  Georgia-Pacific Corp............................         28,500       1,731,375
  Georgia-Pacific Corp. (Timber Group) (a)........         28,500         646,594
  International Paper Co..........................         93,734       4,042,279
  Louisiana-Pacific Corp..........................         34,200         649,800
  Mead Corp.......................................         31,800         890,400
  Potlatch Corp...................................          9,000         387,000
  Temple-Inland Inc...............................         17,600         920,700
  Union Camp Corp.................................         21,700       1,165,019
  Westvaco Corp...................................         32,700       1,028,006
  Weyerhaeuser Co.................................         61,800       3,032,062
  Willamette Industries, Inc......................         33,800       1,087,937
                                                                   --------------
                                                                       19,925,629
                                                                   --------------
GAS PIPELINES -- 0.5%
  Columbia Gas System, Inc........................         17,300       1,359,131
  Consolidated Natural Gas Co.....................         29,100       1,760,550
  Enron Corp......................................         98,700       4,102,219
  Peoples Energy Corp.............................         10,200         401,625
  Sonat, Inc......................................         26,600       1,216,950
  Williams Companies, Inc.........................         99,600       2,826,150
                                                                   --------------
                                                                       11,666,625
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.7%
  Columbia/HCA Healthcare Corp....................        202,798       6,007,891
  Healthsouth Corp. (a)...........................        122,400       3,396,600
  Humana, Inc. (a)................................         51,700       1,072,775
  Manor Care, Inc.................................         19,050         666,750
  Service Corp. International.....................         77,900       2,877,431
  Shared Medical Systems Corp.....................          7,400         488,400
  Tenet Healthcare Corp. (a)......................         94,800       3,140,250
                                                                   --------------
                                                                       17,650,097
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.2%
  Clorox Co.......................................         32,100  $    2,537,906
  Gillette Co.....................................        173,800      17,456,037
  Kimberly-Clark Corp.............................        173,188       8,540,333
                                                                   --------------
                                                                       28,534,276
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,100         979,225
  Fleetwood Enterprises, Inc......................         10,900         462,569
  Lowe's Companies, Inc...........................         54,400       2,594,200
  Masco Corp......................................         51,300       2,609,887
  Maytag Corp.....................................         30,700       1,145,494
  Owens Corning...................................         16,900         576,712
  Stanley Works...................................         27,800       1,311,812
  Tupperware Corp.................................         18,900         526,837
  Whirlpool Corp..................................         23,100       1,270,500
                                                                   --------------
                                                                       11,477,236
                                                                   --------------
INSURANCE -- 4.8%
  Aetna, Inc......................................         46,512       3,282,003
  Allstate Corp...................................        134,794      12,249,405
  American General Corp...........................         76,986       4,162,056
  American International Group, Inc...............        217,855      23,691,731
  Aon Corp........................................         51,350       3,010,394
  Chubb Corp......................................         53,400       4,038,375
  CIGNA Corp......................................         23,000       3,980,437
  Cincinnati Financial Corp.......................         17,000       2,392,750
  Conseco, Inc....................................         57,500       2,612,656
  General Re Corp.................................         24,550       5,204,600
  Hartford Financial Services Group, Inc..........         36,600       3,424,387
  Jefferson-Pilot Corp............................         21,975       1,711,303
  Lincoln National Corp...........................         31,600       2,468,750
  Loews Corp......................................         35,700       3,788,662
  Marsh & McLennan Companies, Inc.................         52,400       3,907,075
  MBIA, Inc.......................................         27,400       1,830,662
  MGIC Investment Corp............................         35,500       2,360,750
  Progressive Corp................................         22,300       2,673,212
  SAFECO Corp.....................................         43,500       2,120,625
  St. Paul Companies, Inc.........................         26,300       2,158,244
  Torchmark Corp..................................         42,700       1,796,069
  Travelers Group, Inc............................        356,409      19,201,535
  United Healthcare Corp..........................         57,700       2,866,969
  UNUM Corp.......................................         43,200       2,349,000
  USF&G Corp......................................         33,200         732,475
                                                                   --------------
                                                                      118,014,125
                                                                   --------------
LEISURE -- 1.1%
  Brunswick Corp..................................         30,800         933,625
  Harrah's Entertainment, Inc. (a)................         31,150         587,956
  Hilton Hotels Corp..............................         77,100       2,293,725
  King World Productions, Inc.....................         11,050         638,137
  Mirage Resorts, Inc. (a)........................         56,200       1,278,550
  Walt Disney Co..................................        210,067      20,809,762
                                                                   --------------
                                                                       26,541,755
                                                                   --------------
LODGING -- 0.2%
  ITT Corp. (a)...................................         36,400       3,016,650
  Marriott International, Inc.....................         39,700       2,749,225
                                                                   --------------
                                                                        5,765,875
                                                                   --------------
MACHINERY -- 0.9%
  Briggs & Stratton Corp..........................          7,600         369,075
  Case Corp.......................................         23,800       1,438,412

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Caterpillar, Inc................................        116,600  $    5,662,387
  Cincinnati Milacron, Inc........................         12,300         319,031
  Cooper Industries, Inc..........................         37,800       1,852,200
  Deere & Co......................................         78,400       4,571,700
  Dover Corp......................................         68,800       2,485,400
  Eaton Corp......................................         23,700       2,115,225
  Harnischfeger Industries, Inc...................         15,000         529,688
  Ingersoll-Rand Co...............................         51,850       2,099,925
  Snap-On, Inc....................................         18,700         815,788
  Timken Co.......................................         19,200         660,000
                                                                   --------------
                                                                       22,918,831
                                                                   --------------
MANUFACTURING -- 0.5%
  Illinois Tool Works, Inc........................         77,600       4,665,700
  Tyco International, Ltd.........................        165,600       7,462,350
                                                                   --------------
                                                                       12,128,050
                                                                   --------------
MEDIA -- 2.6%
  CBS Corp........................................        218,300       6,426,206
  Clear Channel Communications, Inc. (a)..........         30,100       2,391,069
  Comcast Corp. (Special Class "A" Stock).........        107,100       3,380,344
  Dow Jones & Co., Inc............................         29,700       1,594,519
  Dun & Bradstreet Corp...........................         53,460       1,653,919
  Gannett Co., Inc................................         87,500       5,408,594
  HBO & Co........................................         61,600       2,956,800
  Interpublic Group of Companies, Inc.............         38,400       1,912,800
  Knight-Ridder, Inc..............................         27,100       1,409,200
  McGraw-Hill, Inc................................         30,700       2,271,800
  Meredith Corp...................................         16,600         592,413
  New York Times Co. (Class "A" Stock)............         29,600       1,957,300
  R. R. Donnelley & Sons Co.......................         44,500       1,657,625
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        162,900       4,551,019
  Time Warner, Inc................................        173,940      10,784,280
  Times Mirror Co. (Class "A" Stock)..............         29,100       1,789,650
  Tribune Co......................................         38,400       2,390,400
  US West Media Group (a).........................        188,600       5,445,825
  Viacom, Inc. (Class "B" Stock) (a)..............        109,567       4,540,183
                                                                   --------------
                                                                       63,113,946
                                                                   --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         55,580       1,438,133
  Armco, Inc. (a).................................         26,700         131,831
  Bethlehem Steel Corp. (a).......................         33,500         288,938
  Inland Steel Industries, Inc....................         15,300         262,013
  Nucor Corp......................................         27,600       1,333,425
  USX-U.S. Steel Group............................         27,340         854,375
  Worthington Industries, Inc.....................         29,400         485,100
                                                                   --------------
                                                                        4,793,815
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum, Ltd.............................         70,250       1,940,656
  Aluminum Company of America.....................         53,900       3,793,213
  Cyprus Minerals Co..............................         28,100         432,038
  Inco Ltd........................................         51,100         868,700
  Reynolds Metals Co..............................         23,400       1,404,000
                                                                   --------------
                                                                        8,438,607
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         12,500         280,469
  Burlington Resources, Inc.......................         54,617       2,447,524

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Echo Bay Mines, Ltd.............................         39,900  $       97,256
  Homestake Mining Co.............................         45,300         402,038
  Phelps Dodge Corp...............................         18,900       1,176,525
                                                                   --------------
                                                                        4,403,812
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.7%
  Browning-Ferris Industries, Inc.................         65,000       2,405,000
  Crane Co........................................         14,150         613,756
  Ecolab, Inc.....................................         19,700       1,092,119
  General Signal Corp.............................         15,362         648,084
  ITT Industries, Inc.............................         36,400       1,142,050
  Laidlaw, Inc....................................        101,500       1,382,938
  Millipore Corp..................................         13,200         447,975
  NACCO Industries, Inc. (Class "A" Stock)........          2,500         267,969
  Pall Corp.......................................         39,200         810,950
  PPG Industries Inc..............................         55,500       3,170,438
  Textron, Inc....................................         51,300       3,206,250
  Thermo Electron Corp. (a).......................         46,700       2,078,150
                                                                   --------------
                                                                       17,265,679
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.5%
  American Greetings Corp. (Class "A" Stock)......         24,300         950,738
  Black & Decker Corp.............................         29,900       1,167,969
  Corning, Inc....................................         71,800       2,665,575
  Eastman Kodak Co................................        101,100       6,148,144
  Jostens, Inc....................................         12,200         281,363
  Minnesota Mining & Manufacturing Co.............        128,600      10,553,238
  Polaroid Corp...................................         15,100         735,181
  Rubbermaid, Inc.................................         46,000       1,150,000
  Unilever N.V....................................        198,800      12,412,575
                                                                   --------------
                                                                       36,064,783
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         53,600       2,117,200
                                                                   --------------
OIL & GAS -- 7.0%
  Amerada Hess Corp...............................         28,100       1,541,988
  Amoco Corp......................................        152,230      12,958,579
  Anadarko Petroleum Corp.........................         18,400       1,116,650
  Ashland, Inc....................................         23,500       1,261,656
  Atlantic Richfield Co...........................         99,470       7,970,034
  Chevron Corp....................................        204,000      15,708,000
  Coastal Corp....................................         32,600       2,019,163
  Eastern Enterprises.............................          6,400         288,000
  Exxon Corp......................................        767,200      46,943,050
  Kerr-McGee Corp.................................         14,800         937,025
  Mobil Corp......................................        243,500      17,577,656
  NICOR, Inc......................................         14,400         607,500
  Occidental Petroleum Corp.......................        105,400       3,089,538
  Pennzoil Co.....................................         15,000       1,002,188
  Phillips Petroleum Co...........................         82,500       4,011,563
  Royal Dutch Petroleum Co........................        666,500      36,115,969
  Sun Co., Inc....................................         22,500         946,406
  Texaco, Inc.....................................        174,382       9,482,021
  Union Pacific Resources Group, Inc..............         79,256       1,921,958
  Unocal Corp.....................................         77,000       2,988,563
  USX-Marathon Group..............................         89,600       3,024,000
                                                                   --------------
                                                                      171,511,507
                                                                   --------------
OIL & GAS SERVICES -- 1.1%
  Apache Corporation..............................         28,600       1,002,788
  Baker Hughes, Inc...............................         51,900       2,264,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Dresser Industries, Inc.........................         55,000  $    2,306,563
  Halliburton Co..................................         81,300       4,222,519
  Helmerich & Payne, Inc..........................          7,900         536,213
  McDermott International, Inc....................         16,900         618,963
  ONEOK, Inc......................................          9,800         395,675
  Oryx Energy Co. (a).............................         32,700         833,850
  Rowan Companies, Inc. (a).......................         26,200         799,100
  Schlumberger, Ltd...............................        154,100      12,405,050
  Western Atlas, Inc. (a).........................         17,100       1,265,400
                                                                   --------------
                                                                       26,650,259
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        115,100       2,143,738
  Battle Mountain Gold Corp.......................         71,500         420,063
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         63,000         992,250
  Newmont Mining Corp.............................         48,103       1,413,026
  Placer Dome, Inc................................         75,600         959,175
                                                                   --------------
                                                                        5,928,252
                                                                   --------------
RAILROADS -- 0.7%
  Burlington Northern, Inc........................         48,442       4,502,078
  CSX Corp........................................         68,112       3,678,048
  Norfolk Southern Corp...........................        116,800       3,598,900
  Union Pacific Corp..............................         76,900       4,801,444
                                                                   --------------
                                                                       16,580,470
                                                                   --------------
REMARKET/LEASING OFFICE EQUIPMENT -- 0.0%
  IKON Office Solutions, Inc......................         41,376       1,163,700
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc.........................         45,900         573,750
  McDonald's Corp.................................        213,900      10,213,725
  Tricon Global Restaurants, Inc. (a).............         47,750       1,387,734
  Wendy's International, Inc......................         40,600         976,938
                                                                   --------------
                                                                       13,152,147
                                                                   --------------
RETAIL -- 4.9%
  Albertson's, Inc................................         75,900       3,595,763
  American Stores Co..............................         84,000       1,727,250
  AutoZone, Inc. (a)..............................         48,000       1,392,000
  Charming Shoppes, Inc. (a)......................         23,300         109,219
  Circuit City Stores, Inc........................         30,100       1,070,431
  Costco Companies, Inc. (a)......................         66,366       2,961,583
  CVS Corp........................................         54,000       3,459,375
  Dayton-Hudson Corp..............................         68,242       4,606,335
  Dillards, Inc. (Class "A" Stock)................         35,450       1,249,613
  Federated Department Stores, Inc. (a)...........         64,900       2,794,756
  Great Atlantic & Pacific Tea Co., Inc...........         11,200         332,500
  Harcourt General, Inc...........................         21,906       1,199,354
  Home Depot, Inc.................................        228,123      13,430,742
  J.C. Penney Co., Inc............................         77,800       4,692,313
  Kmart Corp. (a).................................        150,300       1,737,844
  Kroger Co. (a)..................................         78,700       2,906,981
  Limited, Inc....................................         84,248       2,148,324
  Liz Claiborne, Inc..............................         21,600         903,150
  Longs Drug Stores, Inc..........................         11,700         375,863
  May Department Stores Co........................         72,000       3,793,500
  Mercantile Stores Co., Inc......................         11,200         681,800
  Newell Co.......................................         49,600       2,108,000
  Nike, Inc. (Class "B" Stock)....................         89,900       3,528,575
  Nordstrom, Inc..................................         24,100       1,455,038
  Pep Boys-Manny, Moe & Jack......................         19,300         460,788

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Reebok International, Ltd. (a)..................         17,300  $      498,456
  Rite Aid Corp...................................         39,300       2,306,419
  Sears, Roebuck & Co.............................        121,900       5,515,975
  Sherwin-Williams Co.............................         53,600       1,487,400
  Supervalu, Inc..................................         20,000         837,500
  Tandy Corp......................................         32,330       1,246,726
  The Gap, Inc....................................        124,650       4,417,284
  TJX Companies, Inc..............................         50,000       1,718,750
  Toys 'R' Us, Inc. (a)...........................         89,550       2,815,228
  Wal-Mart Stores, Inc............................        701,900      27,681,181
  Walgreen Co.....................................        153,200       4,806,650
  Winn Dixie Stores, Inc..........................         45,900       2,005,256
  Woolworth Corp. (a).............................         42,400         863,900
                                                                   --------------
                                                                      118,921,822
                                                                   --------------
RUBBER -- 0.2%
  B.F. Goodrich Co................................         22,300         924,056
  Cooper Tire & Rubber Co.........................         24,600         599,625
  Goodyear Tire & Rubber Co.......................         49,300       3,136,713
                                                                   --------------
                                                                        4,660,394
                                                                   --------------
TELECOMMUNICATIONS -- 7.8%
  Airtouch Communications, Inc. (a)...............        157,200       6,533,625
  Alltel Corp.....................................         57,700       2,369,306
  Ameritech Corp..................................        170,400      13,717,200
  Andrew Corp. (a)................................         27,312         655,488
  AT&T Corp.......................................        505,273      30,947,971
  Bell Atlantic Corp..............................        241,895      22,012,445
  BellSouth Corp..................................        308,100      17,349,881
  DSC Communications Corp. (a)....................         36,100         866,400
  Frontier Corp...................................         51,100       1,229,594
  GTE Corp........................................        297,820      15,561,095
  Lucent Technologies, Inc........................        200,060      15,979,793
  MCI Communications Corp.........................        216,600       9,273,188
  NextLevel Systems, Inc. (a).....................         44,500         795,438
  Northern Telecom, Ltd...........................         81,600       7,262,400
  SBC Communications, Inc.........................        284,893      20,868,412
  Scientific-Atlanta, Inc.........................         24,800         415,400
  Sprint Corp.....................................        133,800       7,844,025
  Tellabs, Inc. (a)...............................         56,100       2,966,288
  US West Communications, Inc.....................        150,700       6,800,338
  WorldCom, Inc...................................        280,800       8,494,200
                                                                   --------------
                                                                      191,942,487
                                                                   --------------
TEXTILES -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         24,700         632,938
  National Service Industries, Inc................         13,500         669,094
  Russell Corp....................................         11,500         305,469
  Springs Industries, Inc.........................          6,100         317,200
  V.F. Corp.......................................         38,836       1,784,029
                                                                   --------------
                                                                        3,708,730
                                                                   --------------
TOBACCO -- 1.5%
  Phillip Morris Co., Inc.........................        753,800      34,156,563
  UST, Inc........................................         56,800       2,098,050
                                                                   --------------
                                                                       36,254,613
                                                                   --------------
TOYS -- 0.2%
  Hasbro, Inc.....................................         39,500       1,244,250
  Mattel, Inc.....................................         91,281       3,400,217
                                                                   --------------
                                                                        4,644,467
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TRUCKING/SHIPPING -- 0.1%
  Caliber System, Inc.............................         11,900  $      579,381
  Federal Express Corp. (a).......................         35,900       2,192,144
  Ryder System, Inc...............................         25,300         828,575
                                                                   --------------
                                                                        3,600,100
                                                                   --------------
UTILITY - ELECTRIC -- 2.7%
  American Electric Power Co., Inc................         58,900       3,040,713
  Baltimore Gas & Electric Co.....................         46,350       1,578,797
  Carolina Power & Light Co.......................         46,200       1,960,613
  Central & South West Corp.......................         66,500       1,799,656
  CINergy Corp....................................         48,239       1,848,157
  Consolidated Edison Co. of NY, Inc..............         72,300       2,964,300
  Dominion Resources, Inc.........................         57,750       2,457,984
  DTE Energy Company..............................         44,800       1,554,000
  Duke Power Co...................................        112,231       6,214,792
  Edison International............................        123,100       3,346,781
  Entergy Corp....................................         75,000       2,245,313
  First Energy Corp. (a)..........................         70,800       2,053,200
  FPL Group, Inc..................................         56,600       3,350,013
  GPU, Inc........................................         37,900       1,596,538
  Houston Industries, Inc.........................         97,510       2,602,298
  Niagara Mohawk Power Corp. (a)..................         43,300         454,650
  Northern States Power Co........................         23,300       1,357,225
  P P & L Resources, Inc..........................         51,100       1,223,206
  Pacific Enterprises.............................         25,900         974,488
  Pacific Gas & Electric, Co......................        136,200       4,145,588
  PacifiCorp......................................         92,600       2,529,138
  PECO Energy Co..................................         68,000       1,649,000
  Public Service Enterprise Group, Inc............         71,100       2,252,981
  Southern Co.....................................        213,200       5,516,550
  Texas Utilities Co..............................         76,306       3,171,468
  Unicom Corp.....................................         66,900       2,057,175
  Union Electric Company..........................         31,000       1,340,750
                                                                   --------------
                                                                       65,285,374
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        140,000       3,850,000
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,365,454,009)..........................................   2,350,401,793
                                                                   --------------

DECEMBER 31, 1997

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 4.2%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 4.0%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................  $      98,176  $   98,176,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bills,
    5.065%, 03/19/98 (b)..........................          4,000       3,957,229
    5.21%, 01/22/98 (b)...........................            400         398,842
                                                                   --------------
                                                                        4,356,071
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $102,532,071)............................................     102,532,071
                                                                   --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $1,467,986,080; Note 6)..................................   2,452,933,864
                                                                   --------------
VARIATION MARGIN ON OPEN
  FUTURES CONTRACTS -- (0.0%)....................................         (19,150)
OTHER LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%).........................................      (4,723,488)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $2,448,191,226
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1997 are as follows:

 NUMBER OF                                                       EXPIRATION      VALUE AT         VALUE AT
 CONTRACTS                          TYPE                            DATE        TRADE DATE    DECEMBER 31, 1997   APPRECIATION
 Long Position:
    383       S&P 500 Index                                        Mar 98      $  93,240,475    $ 93,748,825       $ 508,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                            EQUITY INCOME PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 95.3%
                                                                       VALUE
COMMON STOCKS -- 90.9%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.1%
  Raytheon Co. (Class "A" Stock)..................         28,696  $    1,415,096
  United Industrial Corp..........................         31,700         344,737
                                                                   --------------
                                                                        1,759,833
                                                                   --------------
AIRLINES -- 2.9%
  AMR Corp. (a)...................................        464,200      59,649,700
                                                                   --------------
AUTOS - CARS & TRUCKS -- 5.3%
  Chrysler Corp...................................      1,398,034      49,193,321
  Ford Motor Co...................................        630,000      30,673,125
  General Motors Corp.............................        450,000      27,281,250
                                                                   --------------
                                                                      107,147,696
                                                                   --------------
CHEMICALS -- 4.3%
  Dow Chemical Co.................................        667,600      67,761,400
  Millennium Chemicals, Inc.......................        824,998      19,439,015
                                                                   --------------
                                                                       87,200,415
                                                                   --------------
COMPUTERS -- 1.5%
  Digital Equipment Corp. (a).....................        673,100      24,904,700
  Intergraph Corp. (a)............................        607,700       6,077,000
                                                                   --------------
                                                                       30,981,700
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class "A"
    Stock)........................................         47,300         109,381
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.4%
  Eastman Kodak Co................................        174,900      10,636,106
  Gibson Greetings Inc. (a).......................        724,000      15,837,500
  RJR Nabisco Holdings Corp.......................      1,698,880      63,708,000
                                                                   --------------
                                                                       90,181,606
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.3%
  Kuhlman Corp....................................        560,000      21,910,000
  Pacific Scientific Co...........................        185,700       4,456,800
                                                                   --------------
                                                                       26,366,800
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        275,700       9,925,200
  Instron Corp....................................        154,800       2,921,850
  Newport Corp....................................        306,900       4,315,781
                                                                   --------------
                                                                       17,162,831
                                                                   --------------
FINANCIAL SERVICES -- 10.8%
  A.G. Edwards, Inc...............................        316,500      12,580,875
  Bear Stearns Companies, Inc.....................        928,251      44,091,922
  Lehman Brothers Holdings, Inc...................      1,760,900      89,805,900
  PaineWebber Group, Inc..........................      1,269,300      43,870,181
  Travelers Group, Inc............................        539,200      29,049,400
                                                                   --------------
                                                                      219,398,278
                                                                   --------------
FOREST PRODUCTS -- 1.8%
  Fletcher Challenge Ltd., ADR, (Canada)..........         62,400         522,600
  Louisiana-Pacific Corp..........................        771,500      14,658,500
  Potlatch Corp...................................        125,300       5,387,900
  Rayonier, Inc...................................        396,700      16,884,544
                                                                   --------------
                                                                       37,453,544
                                                                   --------------
GAS DISTRIBUTION -- 1.6%
  British Gas PLC, ADR, (United Kingdom)..........      1,077,525      24,446,348
  TransCanada Pipelines, Ltd......................        389,600       8,717,300
                                                                   --------------
                                                                       33,163,648
                                                                   --------------
GAS PIPELINES -- 0.5%
  Sonat, Inc......................................        206,300       9,438,225
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSING RELATED -- 3.2%
  Hanson, PLC, ADR, (United Kingdom)..............      1,574,150  $   36,303,834
  Kaufman & Broad Home Corp.......................        462,700      10,381,831
  Ryland Group, Inc...............................        750,000      17,718,750
                                                                   --------------
                                                                       64,404,415
                                                                   --------------
INSURANCE -- 3.3%
  Marsh & McLennan Companies, Inc.................        537,600      40,084,800
  Ohio Casualty Corp..............................        379,900      16,953,037
  Selective Insurance Group, Inc..................        397,600      10,735,200
                                                                   --------------
                                                                       67,773,037
                                                                   --------------
MEDIA -- 2.4%
  CBS Corp........................................      1,488,945      43,830,818
  Dun & Bradstreet Corp...........................        195,600       6,051,375
                                                                   --------------
                                                                       49,882,193
                                                                   --------------
METALS-FERROUS -- 2.3%
  USX-U.S. Steel Group............................      1,509,400      47,168,750
                                                                   --------------
METALS-NON FERROUS -- 3.2%
  Aluminum Company of America.....................        525,000      36,946,875
  Kaiser Aluminum Corp. (a).......................        266,572       2,349,166
  Reynolds Metals Co..............................        431,586      25,895,160
                                                                   --------------
                                                                       65,191,201
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 2.2%
  Energy Group, PLC, (United Kingdom).............        253,750      11,323,594
  Nova Corp.......................................      2,449,400      23,422,387
  Tenneco, Inc....................................        227,700       8,994,150
                                                                   --------------
                                                                       43,740,131
                                                                   --------------
OIL & GAS -- 6.0%
  Crestar Energy, Inc., ADR, (Canada) (a).........        200,000       3,078,969
  Elf Aquitaine SA, ADR, (France).................        680,000      39,865,000
  Occidental Petroleum Corp.......................      1,000,000      29,312,500
  Pioneer Natural Resources Co....................      1,416,487      40,989,593
  USX-Marathon Group..............................        230,600       7,782,750
                                                                   --------------
                                                                      121,028,812
                                                                   --------------
OIL & GAS SERVICES -- 4.1%
  McDermott International, Inc....................      1,861,300      68,170,113
  Quaker State Corp...............................      1,000,000      14,250,000
                                                                   --------------
                                                                       82,420,113
                                                                   --------------
PRECIOUS METALS -- 0.3%
  Ashanti Goldfields Co., Ltd.....................        500,000       3,750,000
  Coeur D'Alene Mines Corp........................        194,678       1,752,102
  Echo Bay Mines, Ltd.............................        298,499         727,591
                                                                   --------------
                                                                        6,229,693
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 17.6%
  Alexander Haagen Properties, Inc................        420,000       7,323,750
  Amli Residential Properties Trust...............        208,300       4,634,675
  Bradley Real Estate, Inc........................        204,200       4,288,200
  CCA Prison Realty Trust.........................        787,100      35,124,338
  Crescent Operating, Inc. (a)....................        152,150       3,727,675
  Crescent Real Estate Equities, Inc..............      1,591,500      62,665,313
  Crown American Realty Trust.....................      1,127,800      10,502,638
  Equity Inns, Inc................................        200,000       2,950,000
  Equity Office Properties Trust..................        544,378      17,181,954
  Equity Residential Properties Trust.............      1,572,700      79,519,644
  Gables Residential Trust........................        435,800      12,038,975
  Glimcher Realty Trust...........................        515,400      11,628,713
  Irvine Apartment Communities, Inc...............        392,000      12,470,500
  JDN Realty Corp.................................        235,500       7,624,313
  JP Realty, Inc..................................         84,000       2,178,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Kimco Realty Corp...............................         56,250  $    1,982,813
  Malan Realty Investors, Inc.....................        140,000       2,537,500
  Manufactured Home Communities, Inc..............        632,000      17,064,000
  Pennsylvania Real Estate
    Investment Trust..............................         50,100       1,230,581
  Security Capital Pacific Trust..................        587,034      14,235,575
  Simon Debartolo Group, Inc......................        214,300       7,004,931
  Sunstone Hotel Investors, Inc...................        240,000       4,140,000
  TriNet Corporate Realty Trust, Inc..............        166,700       6,449,206
  Vornado Realty Trust............................        400,000      18,775,000
  Walden Residential Properties, Inc..............        355,000       9,052,500
                                                                   --------------
                                                                      356,331,544
                                                                   --------------
RETAIL -- 5.1%
  Blair Corporation...............................         80,400       1,386,900
  Heilig-Meyers, Co...............................        589,900       7,078,800
  J.C. Penney Co., Inc............................        769,800      46,428,563
  Tandy Corp......................................        280,000      10,797,500
  The Limited, Inc................................      1,504,600      38,367,300
                                                                   --------------
                                                                      104,059,063
                                                                   --------------
TELECOMMUNICATIONS -- 1.3%
  Telefonos de Mexico SA (Class "L" Stock), ADR
    (Mexico)......................................        460,500      25,816,781
                                                                   --------------
TEXTILES -- 0.8%
  Garan, Inc......................................          2,900          74,675
  Kellwood Co.....................................        518,900      15,567,000
  Oxford Industries, Inc..........................         34,500       1,121,250
                                                                   --------------
                                                                       16,762,925
                                                                   --------------
TOBACCO -- 0.6%
  BAT Industries, PLC, ADR, (United Kingdom)......        606,500      11,371,875
                                                                   --------------
TRUCKING/SHIPPING -- 0.6%
  Alexander & Baldwin, Inc........................        287,750       7,859,172
  Yellow Corp.....................................        157,800       3,964,725
                                                                   --------------
                                                                       11,823,897
                                                                   --------------
UTILITY - ELECTRIC -- 0.4%
  Central Louisiana Electric Co...................          6,100         197,488
  First Energy Corp. (a)..........................         24,465         709,485
  Pacific Gas & Electric, Co......................        240,000       7,305,000
                                                                   --------------
                                                                        8,211,973
                                                                   --------------
WASTE MANAGEMENT -- 2.1%
  Waste Management, Inc...........................      1,546,900      42,539,750
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,337,420,791)..........................................   1,844,769,810
                                                                   --------------

PREFERRED STOCKS -- 3.5%
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         34,372       1,944,166
                                                                   --------------
METALS-FERROUS -- 1.0%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      10,692,000
  Rouge Steel.....................................        262,500       3,346,875
  USX Capital Trust 6/7 (Cum. Conv.)..............        114,600       5,271,600
                                                                   --------------
                                                                       19,310,475
                                                                   --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), Series B.........         60,000       2,805,000
                                                                   --------------
OIL SERVICES -- 0.2%
  McDermott International, Inc. (Cum. Conv.),
    Series C......................................         88,000       4,829,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
PREFERRED STOCKS (CONTINUED)                           SHARES         (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         54,500  $    1,784,875
                                                                   --------------
RETAIL -- 2.0%
  Kmart Corp. (Cum. Conv.)........................        763,600      39,420,850
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $78,873,899).............................................      70,094,366
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp., 03/11/03................          5,689          16,356
                                                                   --------------
REAL ESTATE DEVELOPMENT
  Security Capital Pacific Trust,
    09/18/98......................................         31,610         165,952
                                                                   --------------
TOTAL WARRANTS
  (cost $248,929)................................................         182,308
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
CONVERTIBLE BONDS -- 0.9%                               (000)
                                                    -------------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.,
    7.50%, 05/15/14...............................  $       1,760       1,777,600
                                                                   --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc., Zero Coupon, 05/05/08.......          5,940       4,989,600
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Alexander Haagen Properties, Inc., Series A
    7.50%, 01/15/01...............................          1,600       1,585,000
  Malan Realty Investors, Inc. 9.50%, 07/15/04....          3,000       3,180,000
                                                                   --------------
                                                                        4,765,000
                                                                   --------------
RETAIL -- 0.4%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06...............................          8,000       7,540,000
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (cost $18,078,853).............................................      19,072,200
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,434,622,472)..........................................   1,934,118,684
                                                                   --------------

SHORT-TERM INVESTMENT -- 4.8%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account, 6.53%,
    01/02/98
    (cost $98,435,000; Note 5)....................         98,435      98,435,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $1,533,057,472; Note 6)..................................   2,032,553,684
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1%).........................................      (2,797,795)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $2,029,755,889
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                                EQUITY PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 83.3%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.0%
  Raytheon Co.....................................         44,639  $    2,201,261
                                                                   --------------
AUTOS - CARS & TRUCKS -- 4.3%
  Chrysler Corp...................................      2,627,820      92,466,416
  General Motors Corp.............................        700,000      42,437,500
  LucasVarity PLC (United Kingdom)................     19,000,000      67,472,027
  Navistar International Corp. (a)................        395,200       9,805,900
  PACCAR, Inc.....................................        279,400      14,668,500
  TRW, Inc........................................        634,600      33,871,775
                                                                   --------------
                                                                      260,722,118
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.2%
  Bank of New York Co., Inc.......................      1,200,000      69,375,000
  BankAmerica Corp................................        750,000      54,750,000
  Chase Manhattan Corp............................        475,600      52,078,200
  First America Bank Corp.........................        280,500      21,633,562
  Mellon Bank Corp................................        270,100      16,374,812
  Mercantile Bankshares Corp......................        419,400      16,409,025
  Morgan (J.P.) & Co., Inc........................        395,400      44,630,775
  NationsBank Corp................................        800,000      48,650,000
  Republic New York Corp..........................        225,000      25,692,187
  Washington Mutual, Inc..........................        429,060      27,379,391
                                                                   --------------
                                                                      376,972,952
                                                                   --------------
CHEMICALS -- 3.3%
  BOC Group, PLC ADR (United Kingdom).............        800,000      26,350,000
  Dow Chemical Co.................................        556,300      56,464,450
  Eastman Chemical Co.............................        941,550      56,081,072
  Potash Corp. of Saskatchewan, Inc...............        380,000      31,540,000
  Wellman, Inc....................................        798,200      15,564,900
  Witco Corp......................................        268,800      10,970,400
                                                                   --------------
                                                                      196,970,822
                                                                   --------------
COMPUTERS -- 3.3%
  Digital Equipment Corp. (a).....................      3,050,000     112,850,000
  International Business Machines Corp............        600,000      62,737,500
  NCR Corp........................................        100,000       2,781,250
  Seagate Technology, Inc. (a)....................        950,000      18,287,500
                                                                   --------------
                                                                      196,656,250
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc. (a).................      1,050,000      40,228,125
  Centex Corp.....................................        600,000      37,762,500
                                                                   --------------
                                                                       77,990,625
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.3%
  Gibson Greeting Inc. (a)........................        750,000      16,406,250
  Loews Corp......................................      1,775,000     188,371,875
  RJR Nabisco Holdings Corp.......................      3,100,000     116,250,000
                                                                   --------------
                                                                      321,028,125
                                                                   --------------
ELECTRONICS -- 0.6%
  Harris Corp.....................................        600,000      27,525,000
  Gerber Scientific, Inc..........................        419,800       8,343,525
                                                                   --------------
                                                                       35,868,525
                                                                   --------------
FINANCIAL SERVICES -- 7.7%
  American Express Co.............................        700,000      62,475,000
  Lehman Brothers Holdings, Inc...................        900,000      45,900,000
  Morgan Stanley, Dean Witter, Discover & Co......      3,200,000     189,200,000
  Travelers Group, Inc............................      3,061,500     164,938,312
                                                                   --------------
                                                                      462,513,312
                                                                   --------------
FOOD & BEVERAGES -- 0.5%
  Diageo PLC (United Kingdom).....................      3,000,000      27,599,940
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOREST PRODUCTS -- 7.9%
  Fort James Corp.................................        560,000  $   21,420,000
  Georgia-Pacific Corp............................      1,158,000      70,348,500
  Georgia-Pacific Corp. (a).......................      1,158,000      26,272,125
  International Paper Co..........................      1,638,000      70,638,750
  Mead Corp.......................................      1,800,000      50,400,000
  Rayonier Inc....................................        830,400      35,343,900
  Temple-Inland Inc...............................        892,500      46,688,906
  Weyerhaeuser Co.................................      1,522,500      74,697,656
  Willamette Industries, Inc......................      2,500,000      80,468,750
                                                                   --------------
                                                                      476,278,587
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 5.0%
  Columbia/HCA Healthcare Corp....................      2,383,500      70,611,187
  Foundation Health Corp. (a).....................      2,044,210      45,739,199
  PacifiCare Health Systems, Inc. (a).............        291,500      15,267,312
  Tenet Healthcare Corp. (a)......................      3,237,832     107,253,185
  Wellpoint Health Networks Inc...................      1,508,300      63,725,675
                                                                   --------------
                                                                      302,596,558
                                                                   --------------
INSURANCE -- 10.9%
  American Financial Group, Inc...................        552,700      22,280,719
  American General Corp...........................      1,000,000      54,062,500
  Chubb Corp......................................      2,206,400     166,859,000
  Citizens Corp...................................        700,000      20,125,000
  Equitable Companies, Inc........................      1,800,000      89,550,000
  Old Republic International Corp.................      1,950,885      72,548,536
  SAFECO Corp.....................................      2,327,000     113,441,250
  St. Paul Companies, Inc.........................        826,900      67,857,481
  Western National Corp...........................      1,624,300      48,119,888
                                                                   --------------
                                                                      654,844,374
                                                                   --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        500,000       4,312,500
  Birmingham Steel Corp...........................      1,527,400      24,056,550
  Carpenter Technology Corp.......................        100,000       4,806,250
                                                                   --------------
                                                                       33,175,300
                                                                   --------------
METALS-NON FERROUS -- 1.1%
  Aluminum Company of America.....................        600,000      42,225,000
  Cyprus Amax Minerals Co.........................      1,533,200      23,572,950
  Nord Resources Corp. (a)........................        130,500         236,531
                                                                   --------------
                                                                       66,034,481
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Eastman Kodak Co................................        475,000      28,885,938
                                                                   --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp...............................        325,000      17,834,375
  Atlantic Richfield Co...........................      1,081,700      86,671,213
  Total SA, ADR (France)..........................        738,365      40,979,258
                                                                   --------------
                                                                      145,484,846
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 3.7%
  Elf Aquitaine SA, ADR (France)..................      2,424,433     142,132,385
  Occidental Petroleum Corp.......................      1,100,000      32,243,750
  Oryx Energy Co. (a).............................      1,600,000      40,800,000
  Union Texas Petroleum Holdings, Inc.............        504,500      10,499,906
                                                                   --------------
                                                                      225,676,041
                                                                   --------------
PRECIOUS METALS -- 0.4%
  AMAX Gold Inc. (a)..............................        131,342         303,728
  Newmont Mining Corp.............................        883,900      25,964,563
                                                                   --------------
                                                                       26,268,291
                                                                   --------------
RESTAURANTS -- 1.6%
  Darden Restaurants, Inc.........................      7,922,700      99,033,750
                                                                   --------------
RETAIL -- 8.0%
  BJ'S Wholesale Club, Inc. (a)...................      1,300,000      40,787,500
  Dayton-Hudson Corp..............................        358,800      24,219,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Dillard's, Inc..................................      3,300,000  $  116,325,000
  Homebase, Inc. (a)..............................      1,300,000      10,237,500
  Kmart Corp. (a).................................      6,500,000      75,156,250
  Nine West Group, Inc. (a).......................        715,800      18,566,063
  Petrie Stores Corp. (a).........................        540,000       1,651,050
  Sears, Roebuck and Co...........................        690,000      31,222,500
  Tandy Corp......................................      2,765,800     106,656,163
  Toys 'R' Us, Inc. (a)...........................      1,800,000      56,587,500
                                                                   --------------
                                                                      481,408,526
                                                                   --------------
TELECOMMUNICATIONS -- 5.4%
  360 Communication Co. (a).......................      1,696,066      34,239,332
  AT&T Corp.......................................      1,950,000     119,437,500
  Loral Corp......................................      1,800,000      38,587,500
  Portugal Telecom SA, ADR (Portugal).............      1,262,500      59,337,500
  Telefonica de Espana, SA, ADR (Spain)...........        800,000      72,850,000
                                                                   --------------
                                                                      324,451,832
                                                                   --------------
TEXTILES -- 0.0%
  Worldtex, Inc. (a)..............................        107,199         850,892
                                                                   --------------
TRANSPORTATION -- 0.4%
  OMI Corp. (a)...................................      1,000,000       9,187,500
  Overseas Shipholding Group, Inc.................        600,000      13,087,500
                                                                   --------------
                                                                       22,275,000
                                                                   --------------
UTILITY - ELECTRIC -- 2.3%
  American Electric Power, Inc....................        180,000       9,292,500
  GPU, Inc........................................        500,000      21,062,500
  Houston Industries, Inc.........................        974,519      26,007,476
  Long Island Lighting Co.........................      1,541,400      46,434,675
  Unicom Corp.....................................      1,112,900      34,221,675
                                                                   --------------
                                                                      137,018,826
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000       7,374,375
                                                                   --------------
WASTE MANAGEMENT -- 0.5%
  Waste Management, Inc...........................      1,100,000      30,250,000
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,193,641,271)..........................................   5,020,431,547
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 16.7%                        RATING       (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE -- 2.3%
  Bank of Montreal, (Canada),
    5.90%, 01/16/98...............................       P1       $  27,000      27,000,000
  Barclays Bank PLC, (United Kingdom)
    5.64%, 01/20/98...............................       P1          21,000      20,997,178
  Bayerische LandesBank, (Federal Republic of
    Germany)
    5.69%, 01/28/98...............................       P1          20,000      19,997,165
  Bayerische VereinBank, (Federal Republic of
    Germany)
    5.69%, 01/23/98...............................       P1          13,000      12,998,349
  Canadian Imperial Bank, (Canada)
    5.80%, 02/13/98...............................       P1          59,000      59,000,000
                                                                             --------------
                                                                                139,992,692
                                                                             --------------

DECEMBER 31, 1997

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 4.6%
  Associates Corp. of North America,
    5.70%, 01/15/98...............................       P1       $  17,000  $   16,965,008
    5.70%, 01/16/98...............................       P1          24,000      23,946,800
  Associates First Capital Corp.,
    5.75%, 01/30/98...............................       P1          19,000      18,915,028
  Bell Atlantic Financial,
    5.80%, 01/14/98...............................       P1           9,000       8,982,600
  Beneficial Corp.,
    5.74%, 02/12/98...............................       P1          59,000      58,614,304
  General Electric Capital Corp.,
    5.71%, 01/23/98...............................       P1          27,000      26,910,067
    5.80%, 01/14/98...............................       P1          34,000      33,934,267
  Morgan (J.P.) & Co., Inc.,
    5.77%, 02/10/98...............................       P1           8,030       7,979,806
  Norwest Financial, Inc.,
    5.70%, 01/16/98...............................       P1          48,384      48,276,749
  Smith Barney, Inc.,
    5.82%, 01/15/98...............................       P1          10,000       9,978,983
  Xerox Corp.,
    5.75%, 02/10/98...............................       P1          20,000      19,875,417
                                                                             --------------
                                                                                274,379,029
                                                                             --------------
REPURCHASE AGREEMENT -- 8.1%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98
      (Note 5)....................................                  490,528     490,528,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.7%
  Federal Home Loan Mortgage Corp.,
    5.61%, 03/10/98...............................                    7,000       6,929,020
  Federal National Mortgage Association,
    5.40%, 02/05/98...............................                   10,000       9,946,200
    5.63%, 08/14/98...............................                    8,000       7,991,760
    5.71%, 09/09/98...............................                   15,000      14,983,650
    5.89%, 05/21/98...............................                   12,200      12,209,516
  United States Treasury Notes,
    5.125%, 02/28/98..............................                   20,000      19,984,400
    5.875%, 04/30/98..............................                   10,000      10,012,500
    6.125%, 08/31/98..............................                   18,000      18,056,160
                                                                             --------------
                                                                                100,113,206
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,004,995,132)....................................................   1,005,012,927
                                                                             --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $4,198,636,403; Note 6)............................................   6,025,444,474
                                                                             --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.0%)...................................................      (1,464,443)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $6,023,980,031
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
            --  American Depository Receipt.
    ADR
            --  Public Limited Company (British Corporation).
    PLC
        SA  --  Sociedad Anonima (Spanish Corporation) or Societe
                Anonyme (French Corporation).

(a)  Non-Income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                         PRUDENTIAL JENNISON PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 96.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 2.6%
  Boeing Co.......................................        147,700  $    7,228,069
  Gartner Group Inc. (a)..........................        153,400       5,714,150
                                                                   --------------
                                                                       12,942,219
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Chase Manhattan Corp............................        106,400      11,650,800
  Citicorp........................................         42,600       5,386,237
  Fleet Financial Group, Inc......................         73,200       5,485,425
                                                                   --------------
                                                                       22,522,462
                                                                   --------------
BUSINESS SERVICES -- 3.6%
  Manpower, Inc...................................         67,400       2,375,850
  Mastering Inc. (a)..............................         84,600         771,975
  Omnicom Group, Inc..............................        196,600       8,330,925
  Reuters Holdings PLC, (United Kingdom), ADR.....         95,500       6,326,875
                                                                   --------------
                                                                       17,805,625
                                                                   --------------
CHEMICALS -- 2.0%
  Monsanto Co.....................................        233,000       9,786,000
                                                                   --------------
COMMERCIAL SERVICES -- 1.8%
  Cendant Corp. (a)...............................        258,100       8,872,187
                                                                   --------------
COMPUTER SERVICES -- 3.1%
  Microsoft Corp..................................         68,900       8,905,325
  SAP AG, (Germany), ADR..........................         58,100       6,256,644
                                                                   --------------
                                                                       15,161,969
                                                                   --------------
COMPUTER SYSTEMS -- 1.6%
  Diebold, Inc....................................        158,500       8,024,062
                                                                   --------------
COMPUTERS -- 10.0%
  3Com Corp. (a)..................................        112,000       3,913,000
  Cisco Systems, Inc. (a).........................        179,350       9,998,762
  Compaq Computer Corp............................        198,650      11,211,309
  Dell Computer Corp. (a).........................         93,200       7,828,800
  Hewlett-Packard Co..............................        171,500      10,718,750
  International Business Machines Corp............         55,600       5,813,675
                                                                   --------------
                                                                       49,484,296
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.4%
  General Electric Co.............................        165,700      12,158,237
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.7%
  Boston Scientific Corp. (a).....................         80,000       3,670,000
  Bristol-Myers Squibb Co.........................         90,600       8,573,025
  Eli Lilly & Co..................................        104,400       7,268,850
  Pfizer, Inc.....................................        242,600      18,088,863
  Smithkline Beecham, PLC, ADR (United Kingdom)...        186,700       9,603,381
  Warner-Lambert Co...............................         46,700       5,790,800
                                                                   --------------
                                                                       52,994,919
                                                                   --------------
ELECTRONICS -- 9.1%
  Applied Materials, Inc. (United States) (a).....        190,800       5,747,850
  Intel Corp. (United States).....................         96,600       6,786,150
  International Rectifier Corp. (a)...............        181,300       2,141,606
  KLA-Tencor Corp. (a)............................        132,000       5,098,500
  Motorola, Inc. (United States)..................        129,400       7,383,888
  Symbol Technologies, Inc. (a)...................        186,950       7,057,363

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Texas Instruments, Inc. (United States).........        164,800  $    7,416,000
  Xilinx Inc. (a).................................        106,400       3,730,650
                                                                   --------------
                                                                       45,362,007
                                                                   --------------
FINANCIAL SERVICES -- 6.8%
  MBNA Corp.......................................        276,225       7,544,395
  Morgan Stanley, Dean Witter, Discover & Co.,....        170,520      10,081,995
  Schwab (Charles) Corp. (a)......................        156,300       6,554,831
  Washington Mutual, Inc..........................        151,300       9,654,831
                                                                   --------------
                                                                       33,836,052
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.2%
  PhyCor, Inc. (a)................................        220,000       5,940,000
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.4%
  Healthsouth Corp. (a)...........................        245,200       6,804,300
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.5%
  Gillette Co.....................................         72,300       7,261,631
                                                                   --------------
INSURANCE -- 6.4%
  MGIC Investment Corp............................        106,200       7,062,300
  Mutual Risk Management, Ltd.....................        255,332       7,644,002
  Provident Companies, Inc........................        192,400       7,431,450
  UNUM Corp.......................................        173,900       9,455,813
                                                                   --------------
                                                                       31,593,565
                                                                   --------------
LEISURE -- 5.4%
  Hilton Hotels Corp..............................        287,400       8,550,150
  Promus Hotel Corp. (a)..........................        156,000       6,552,000
  Walt Disney Co..................................        116,800      11,570,500
                                                                   --------------
                                                                       26,672,650
                                                                   --------------
MACHINERY -- 1.4%
  Case Corp.......................................        119,100       7,198,106
                                                                   --------------
MEDIA -- 1.5%
  Clear Channel Communications, Inc. (a)..........         93,700       7,443,294
                                                                   --------------
OIL & GAS SERVICES -- 1.8%
  Schlumberger Ltd................................        108,400       8,726,200
                                                                   --------------
RETAIL -- 8.3%
  AutoZone, Inc. (a)..............................        181,200       5,254,800
  Dollar General Corporation......................        183,775       6,661,844
  Home Depot, Inc.................................        130,200       7,665,525
  Kohl's Corp. (a)................................         93,200       6,349,250
  Sears, Roebuck & Co.............................        168,600       7,629,150
  The Gap, Inc....................................        210,000       7,441,875
                                                                   --------------
                                                                       41,002,444
                                                                   --------------
SOFTWARE -- 1.1%
  Intuit, Inc. (a)................................        138,200       5,700,750
                                                                   --------------
TELECOMMUNICATIONS -- 6.5%
  Airtouch Communications, Inc. (a)...............        182,200       7,572,688
  Ciena Corp. (a).................................         77,800       4,755,525
  Nokia AB Corp., (Japan), ADR....................         79,500       5,565,000
  Tellabs, Inc. (a)...............................        136,400       7,212,150
  Vodafone Group, (United Kingdom) ADR, PLC.......         95,100       6,894,750
                                                                   --------------
                                                                       32,000,113
                                                                   --------------
TRUCKING/SHIPPING -- 1.9%
  Federal Express Corp. (a).......................        157,800       9,635,663
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $399,036,254)............................................     478,928,751
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

DECEMBER 31, 1997

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 5.6%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT --
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (cost $27,931,000; Note 5)....  $      27,931  $   27,931,000
                                                                   --------------
                                                                       27,931,000
                                                                   --------------
TOTAL INVESTMENTS -- 102.2%
  (cost $426,967,254; Note 6)....................................     506,859,751
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.2%)..................     (10,922,632)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  495,937,119
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    PLC     Public Limited Company (British Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                      SMALL CAPITALIZATION STOCK PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.9%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
ADVERTISING -- 0.1%
  HA-LO Industries, Inc. (a)......................         15,700  $      408,200
                                                                   --------------
AEROSPACE -- 0.7%
  BE Aerospace, Inc. (a)..........................         17,300         462,775
  Kaman Corp. (Class "A" Stock)...................         14,800         242,350
  Orbital Sciences Corp. (a)......................         25,200         749,700
  Trimble Navigation, Ltd. (a)....................         17,400         379,537
  Watkins-Johnson Co..............................          6,300         163,406
                                                                   --------------
                                                                        1,997,768
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Delta & Pine Land Co............................         28,900         881,450
                                                                   --------------
AIRLINES -- 0.6%
  Comair Holdings, Inc............................         52,237       1,260,218
  Mesa Air Group, Inc. (a)........................         22,100         109,119
  SkyWest, Inc....................................          8,000         237,000
                                                                   --------------
                                                                        1,606,337
                                                                   --------------
APPAREL -- 0.1%
  Phillips-Van Heusen Corp........................         21,100         300,675
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Breed Technologies, Inc.........................         24,575         448,494
  Myers Industries, Inc...........................         14,422         246,075
  Simpson Industries, Inc.........................         14,200         166,850
  Spartan Motors, Inc.............................          9,600          59,400
  Standard Motor Products, Inc....................          9,900         223,369
  Standard Products Co............................         12,800         328,000
  TBC Corp. (a)...................................         18,400         175,950
  Titan International, Inc........................         16,600         333,037
  Wabash National Corp............................         15,500         440,781
  Wynn's International, Inc.......................          9,850         313,969
                                                                   --------------
                                                                        2,735,925
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.4%
  Astoria Financial Corp. (a).....................         20,200       1,126,150
  CCB Financial Corp..............................         16,000       1,720,000
  Centura Banks, Inc..............................         19,900       1,373,100
  Coast Savings Financial, Inc. (a)...............         14,450         990,728
  Commercial Federal Corp. (a)....................         24,925         886,395
  Cullen/Frost Bankers, Inc.......................         17,300       1,049,894
  Deposit Guaranty Corp...........................         31,525       1,792,984
  Downey Financial Corp...........................         20,719         589,197
  First Commercial Corp...........................         29,128       1,707,617
  First Merit Corp................................         48,800       1,384,700
  FirstBank Puerto Rico (a).......................         11,600         395,125
  JSB Financial, Inc..............................          7,500         375,469
  Keystone Financial, Inc.........................         40,500       1,630,125
  Magna Group, Inc................................         25,600       1,171,200
  ONBANcorp, Inc..................................         10,000         705,000
  Provident Bancorp, Inc..........................         32,225       1,562,912
  Riggs National Corp. (a)........................         23,800         639,625
  Sovereign Bancorp, Inc..........................         69,526       1,442,664
  St. Paul Bancorp, Inc...........................         26,700         700,875
  Whitney Holding Corp............................         16,200         923,400
  Zions Bancorp, Inc..............................         50,600       2,295,975
                                                                   --------------
                                                                       24,463,135
                                                                   --------------
BROADCASTING SERVICES -- 0.5%
  Metro Networks, Inc. (a)........................         13,000         425,750
  Westwood One, Inc. (a)..........................         24,200         898,425
                                                                   --------------
                                                                        1,324,175
                                                                   --------------
BUSINESS SERVICES -- 0.2%
  Franklin Covey Co...............................         19,500         429,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
CHEMICALS -- 1.7%
  Cambrex Corp....................................          9,100  $      418,600
  Chemed Corp.....................................          7,700         319,069
  Chemfirst Inc. (a)..............................         15,700         443,525
  Hauser Chemical Research, Inc. (a)..............          8,100          48,600
  Lilly Industries, Inc. (Class "A" Stock)........         17,700         365,062
  MacDermid, Inc..................................          6,600         560,175
  McWhorter Technologies, Inc. (a)................          8,000         206,000
  Mississippi Chemical Corp. (a)..................         21,472         391,864
  Mycogen Corp. (a)...............................         24,300         455,625
  OM Group, Inc...................................         17,100         626,287
  Penford Corp....................................          5,700         199,500
  Quaker Chemical Corp............................          6,600         124,987
  Scotts Co. (Class "A" Stock) (a)................         14,400         435,600
  WD-40 Co........................................         12,200         353,800
                                                                   --------------
                                                                        4,948,694
                                                                   --------------
COMMERCIAL SERVICES -- 3.3%
  AAR Corp........................................         14,600         565,750
  ABM Industries, Inc.............................         15,600         476,775
  ADVO, Inc.......................................         18,800         366,600
  Billing Information Concepts Corp. (a)..........         12,600         604,800
  Bowne & Company, Inc............................         14,000         558,250
  CDI Corp. (a)...................................         15,300         699,975
  Central Parking Corp............................         20,350         922,109
  Hadco Corp. (a).................................         10,300         466,075
  Insurance Auto Auction, Inc. (a)................          8,800         101,200
  Interim Services, Inc. (a)......................         30,400         786,600
  LSB Industries, Inc.............................         10,000          40,625
  Merrill Corp....................................         12,600         292,950
  NFO Worldwide, Inc. (a).........................         16,075         336,570
  Norrell Corp....................................         20,600         409,425
  Pharmaceutical Marketing Services, Inc. (a).....         10,300         105,575
  Plenum Publishing Corp..........................          2,700         124,875
  Primark Corp. (a)...............................         20,100         817,819
  Thomas Nelson, Inc..............................         13,150         152,047
  True North Communications, Inc..................         19,400         480,150
  Vantive Corp....................................         19,000         479,750
  Volt Information Sciences, Inc. (a).............            200          10,775
  World Color Press, Inc..........................         29,200         775,625
                                                                   --------------
                                                                        9,574,320
                                                                   --------------
COMPUTER SERVICES -- 6.5%
  Acxiom Corp. (a)................................         40,600         781,550
  American Management Systems, Inc. (a)...........         32,350         630,825
  Amtech Corp.....................................         13,200          52,800
  Analysts International Corp.....................         17,400         600,300
  Auspex Systems, Inc. (a)........................         19,400         194,000
  BancTec, Inc. (a)...............................         16,500         442,406
  BISYS Group, Inc. (a)...........................         19,700         655,025
  Boole & Babbage, Inc............................         14,600         436,175
  Broderbund Software, Inc. (a)...................         16,200         415,125
  Cerner Corp. (a)................................         25,700         542,912
  Chips & Technologies, Inc. (a)..................         16,900         243,994
  Ciber, Inc......................................         16,000         928,000
  Comverse Technology, Inc. (a)...................         19,700         768,300
  Fair Issac & Company, Inc.......................         10,500         349,781
  FileNet Corp. (a)...............................         11,900         358,487
  Henry (Jack) & Associates, Inc..................         14,250         388,312
  Hyperion Software Corp. (a).....................         14,500         518,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Keane, Inc. (a).................................         51,200  $    2,080,000
  Komag, Inc. (a).................................         40,900         608,387
  National Computer Systems, Inc..................         12,000         423,000
  National Data Corp..............................         20,625         745,078
  Platinum Software Corp. (a).....................         17,700         207,975
  PLATINUM Technology, Inc. (a)...................         48,400       1,367,300
  Progress Software Corp. (a).....................          9,000         194,625
  Read-Rite Corp. (a).............................         37,400         589,050
  Standard Microsystems Corp. (a).................         12,100         105,119
  Sterling Software, Inc. (a).....................         29,700       1,217,700
  System Software Associates, Inc.................         33,300         291,375
  Tech Data Corp. (a).............................         36,700       1,426,712
  Telxon Corp.....................................         12,100         288,887
  Wall Data, Inc. (a).............................          7,300          99,462
  Xircom, Inc. (a)................................         17,700         178,106
  Zebra Technologies Corp. (Class "A"
    Stock) (a)....................................         19,000         565,250
  Zilog, Inc. (a).................................         15,600         297,375
                                                                   --------------
                                                                       18,991,768
                                                                   --------------
COMPUTERS -- 0.4%
  Applied Magnetics Corp. (a).....................         18,500         205,812
  Exabyte Corp. (a)...............................         17,500         112,656
  Gerber Scientific, Inc..........................         17,900         355,762
  Vanstar Corp. (a)...............................         33,400         377,837
                                                                   --------------
                                                                        1,052,067
                                                                   --------------
CONSTRUCTION -- 1.4%
  Halter Marine Group.............................         21,300         615,037
  Insituform Technologies, Inc. (Class "A"
    Stock) (a)....................................         21,100         163,525
  Lone Star Industries, Inc.......................          8,500         451,562
  M.D.C. Holdings, Inc............................         13,500         203,344
  Morrison Knudsen Corp. (a)......................         41,800         407,550
  Oakwood Homes Corp..............................         35,900       1,191,431
  Republic Group, Inc.............................          9,070         148,521
  Southern Energy Homes, Inc. (a).................         11,312          90,496
  Standard Pacific Corp...........................         22,750         358,312
  Stone & Webster, Inc............................          9,900         464,062
                                                                   --------------
                                                                        4,093,840
                                                                   --------------
CONTAINERS -- 0.4%
  Aptar Group, Inc................................         13,900         771,450
  Shorewood Packaging Corp. (a)...................         14,100         377,175
                                                                   --------------
                                                                        1,148,625
                                                                   --------------
COSMETICS & SOAPS -- 0.2%
  Nature's Sunshine Products, Inc.................         14,500         377,000
  USA Detergent, Inc. (a).........................         10,800          87,750
                                                                   --------------
                                                                          464,750
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Nashua Corp.....................................          5,100          59,925
  New England Business Service, Inc...............         10,400         351,000
                                                                   --------------
                                                                          410,925
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 5.8%
  ADAC Laboratories...............................         14,700         290,325
  Advanced Tissue Sciences, Inc. (a)..............         29,400         363,825
  Alliance Pharmaceutical Corp....................         23,800         172,550
  Alpharma Inc. (Class "A" Stock).................         17,800         387,150
  Ballard Medical Products........................         22,300         540,775
  Cephalon, Inc. (a)..............................         20,100         228,637
  Circon Corp. (a)................................          4,600          70,150
  Coherent Inc. (a)...............................          8,900         312,612

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Collagen Corp...................................          6,900  $      144,037
  COR Therapeutics, Inc. (a)......................         18,000         405,000
  Cygnus, Inc. (a)................................         14,800         294,150
  Enzo Biochem, Inc. (a)..........................         18,013         263,440
  Gulf South Medical Supply, Inc. (a).............         12,800         476,800
  ICN Pharmaceuticals, Inc........................         29,200       1,425,325
  IDEXX Laboratories, Inc. (a)....................         29,700         473,344
  ImmuLogic Pharmaceutical Corp. (a)..............         15,800          29,625
  Invacare Corp...................................         23,100         502,425
  Liposome Company, Inc. (a)......................         29,300         135,512
  Medimmune, Inc. (a).............................         18,600         797,475
  Mentor Corp.....................................         19,500         711,750
  Molecular Biosystems, Inc. (a)..................         13,850         117,725
  NBTY, Inc. (a)..................................         14,600         487,275
  North American Vaccine, Inc. (a)................         24,500         610,969
  Noven Pharmaceuticals, Inc. (a).................         16,000         112,000
  Owens & Minor, Inc..............................         24,900         361,050
  Patterson Dental Co. (a)........................         17,200         778,300
  Protein Design Labs, Inc. (a)...................         14,200         568,000
  Regeneron Pharmaceuticals, Inc. (a).............         24,200         207,212
  Resound Corp. (a)...............................         15,200          83,600
  Respironics, Inc. (a)...........................         15,500         346,812
  Roberts Pharmaceutical Corp. (a)................         21,600         206,550
  Safeskin Corp. (a)..............................         20,500       1,163,375
  SciClone Pharmaceuticals, Inc. (a)..............         13,300          45,719
  Sequus Pharmaceuticals, Inc. (a)................         23,800         177,012
  SpaceLabs Medical, Inc. (a).....................          7,500         142,500
  STERIS Corp. (a)................................         26,532       1,280,169
  Summit Technology, Inc. (a).....................         24,400         110,563
  Sunrise Medical, Inc. (a).......................         14,900         230,019
  Syncor International Corp. (a)..................          7,600         122,550
  The Immune Response Corp. (a)...................         17,500         194,687
  TheraTech, Inc. (a).............................         16,350         130,800
  US Bioscience, Inc. (a).........................         18,550         168,109
  Vertex Pharmaceuticals, Inc. (a)................         19,600         646,800
  VISX, Inc. (a)..................................         12,100         267,712
  Vital Signs, Inc................................          9,900         193,050
  Zoll Medical Corp. (a)..........................          4,900          26,031
                                                                   --------------
                                                                       16,803,496
                                                                   --------------
ELECTRICAL EQUIPMENT -- 2.5%
  Anixter International, Inc. (a).................         36,800         607,200
  Baldor Electric Co..............................         27,867         604,358
  Belden, Inc.....................................         20,300         715,575
  C-Cube Microsystems, Inc. (a)...................         28,600         466,537
  Fluke Corp......................................         14,200         370,087
  KEMET Corp. (a).................................         30,500         590,937
  Kent Electronics Corp. (a)......................         20,500         515,062
  Kuhlman Corp....................................         12,700         496,887
  Kulicke & Soffa Industries, Inc. (a)............         18,100         337,112
  Microchip Technology, Inc. (a)..................         41,750       1,252,500
  Pacific Scientific Co...........................          9,400         225,600
  Valence Technology, Inc. (a)....................         18,100          91,631
  Vicor Corp. (a).................................         33,300         903,262
                                                                   --------------
                                                                        7,176,748
                                                                   --------------
ELECTRONICS -- 4.8%
  Bell Industries, Inc............................          7,025          96,594
  Benchmark Electronics, Inc. (a).................          9,000         200,812
  BMC Industries, Inc.............................         21,600         348,300
  C-COR Electronics, Inc. (a).....................          7,300         112,237
  Cable Design Technologies (a)...................            300          11,662
  Checkpoint Systems, Inc. (a)....................         26,300         460,250
  Dallas Semiconductor Corp.......................         21,200         863,900

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Dionex Corp. (a)................................          9,400  $      472,350
  Dynatech Corp. (a)..............................         12,850         602,344
  Electro Scientific Industries, Inc. (a).........          8,900         338,200
  Electroglas, Inc. (a)...........................         15,100         233,106
  Etec Systems, Inc...............................         16,700         776,550
  Helix Technology Corp...........................         15,500         302,250
  Innovex, Inc....................................         11,400         261,487
  Integrated Circuit Systems, Inc. (a)............          9,400         267,900
  Intermagnetics General Corp. (a)................          9,764          78,722
  International Rectifier Corp. (a)...............         39,600         467,775
  Itron, Inc. (a).................................         11,300         203,400
  Lattice Semiconductor Corp. (a).................         18,000         852,750
  Marshall Industries (a).........................         12,800         384,000
  Methode Electronics, Inc. (Class "A" Stock).....         27,700         450,125
  Oak Industries, Inc. (a)........................         13,800         409,687
  Park Electrochemical Corp.......................          8,700         246,862
  Photronics, Inc. (a)............................         18,600         451,050
  Picturetel Corp. (a)............................         29,500         191,750
  Pioneer Standard Electronics, Inc...............         20,400         311,100
  Plexus Corp. (a)................................         11,500         171,062
  S3, Inc. (a)....................................         38,800         194,000
  Sanmina Corp. (a)...............................         16,100       1,090,775
  SpeedFam International, Inc. (a)................         11,900         315,350
  Three-Five Systems, Inc. (a)....................          6,075         100,237
  Tracor, Inc. (a)................................         19,500         592,312
  Tseng Laboratories, Inc.........................         14,900          20,487
  Ultratech Stepper, Inc. (a).....................         16,100         319,987
  Unitrode Corp. (a)..............................         18,100         389,150
  VLSI Technology, Inc. (a).......................         36,300         857,587
  X-Rite, Inc.....................................         16,500         301,125
  ZERO Corp.......................................          9,600         284,400
                                                                   --------------
                                                                       14,031,635
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.4%
  Dames & Moore, Inc..............................         13,900         184,175
  Ionics, Inc. (a)................................         12,400         485,150
  OHM Corp. (a)...................................         21,100         160,887
  TETRA Technologies, Inc. (a)....................         10,200         214,837
                                                                   --------------
                                                                        1,045,049
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.2%
  Newfield Exploration Co. (a)....................         27,550         642,259
                                                                   --------------
FINANCIAL SERVICES -- 2.9%
  AMRESCO, Inc. (a)...............................         28,400         859,100
  Eaton Vance Corp................................         14,350         541,712
  Envoy Corporation (a)...........................         12,900         375,712
  Interra Financial, Inc..........................          9,600         662,400
  Investors Financial Services Corp. (a)..........             69           3,174
  Legg Mason, Inc.................................         18,866       1,055,317
  National Auto Credit, Inc.......................         22,090         117,353
  Pioneer Group, Inc..............................         19,700         554,062
  Piper Jaffray Companies, Inc....................         14,450         526,522
  Quick & Reilly Group, Inc.......................         29,825       1,282,475
  Raymond James Financial, Inc....................         24,712         980,757
  SEI Corp........................................         14,400         604,800
  TCF Financial Corp..............................            200           6,787
  U.S. Trust Corp.................................         15,300         958,162
                                                                   --------------
                                                                        8,528,333
                                                                   --------------
FOOD & BEVERAGES -- 2.3%
  Canandaigua Wine Co.............................         14,300         791,862
  Chiquita Brands International, Inc..............         43,575         710,817

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Coca-Cola Bottling Co...........................          6,500  $      448,500
  Dekalb Genetics Corp. (Class "B" Stock).........         26,600       1,044,050
  Earthgrains Co..................................         16,700         784,900
  GoodMark Foods, Inc.............................          5,700         105,450
  J & J Snack Foods Corp. (a).....................          6,900         112,987
  JP Foodservice, Inc. (a)........................         16,740         618,334
  Nash-Finch Co...................................          8,800         167,200
  Richfood Holdings, Inc..........................         36,600       1,033,950
  Smithfield Foods, Inc. (a)......................         29,400         970,200
                                                                   --------------
                                                                        6,788,250
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Caraustar Industries, Inc.......................         19,300         661,025
  Pope & Talbot, Inc..............................         10,325         155,520
  Universal Forest Products, Inc..................         13,400         182,575
                                                                   --------------
                                                                          999,120
                                                                   --------------
FURNITURE -- 0.9%
  Ethan Allen Interiors, Inc. (a).................         22,400         863,800
  Interface, Inc. (Class "A" Stock)...............         18,800         545,200
  Juno Lighting, Inc..............................         14,500         253,750
  La-Z-Boy Chair Co...............................         14,000         603,750
  Thomas Industries, Inc..........................         12,150         239,962
                                                                   --------------
                                                                        2,506,462
                                                                   --------------
HEALTHCARE -- 1.4%
  A.O. Smith Corp.................................         13,500         570,375
  Bio-Technology General Corp.....................         36,800         395,600
  Coventry Corp. (a)..............................         25,900         394,975
  LCA-Vision, Inc. (a)............................          6,857           7,714
  Paragon Health Network, Inc. (a)................         12,705         248,542
  Renal Care Group, Inc. (a)......................         17,700         566,400
  Renal Treatment Centers, Inc....................         19,400         700,825
  Sierra Health Services, Inc. (a)................         14,050         472,431
  Sola International, Inc. (a)....................         18,800         611,000
                                                                   --------------
                                                                        3,967,862
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 2.9%
  Access Health, Inc. (a).........................         14,100         414,187
  Express Scripts, Inc. (Class "A" Stock) (a).....         12,900         774,000
  Genesis Health Ventures, Inc. (a)...............         27,100         714,762
  Integrated Health Services, Inc.................         33,460       1,043,534
  Lincare Holdings, Inc. (a)......................         22,200       1,265,400
  Magellan Health Services, Inc. (a)..............         22,300         479,450
  Mariner Health Group, Inc. (a)..................         23,000         373,750
  Orthodontic Centers of America, Inc. (a)........         34,000         565,250
  Pediatrix Medical Group, Inc. (a)...............            200           8,550
  PhyCor, Inc. (a)................................         50,275       1,357,425
  Universal Health Services, Inc. (Class "B"
    Stock) (a)....................................         25,175       1,268,191
                                                                   --------------
                                                                        8,264,499
                                                                   --------------
HOUSING RELATED -- 0.9%
  Champion Enterprises, Inc. (a)..................         36,200         744,362
  Continental Homes Holding Corp..................          5,300         213,325
  Fedders Corp....................................         28,700         179,375
  Kimberly-Clark Corp.............................          6,510         321,024
  National Presto Industries, Inc.................            100           3,956
  Ryland Group, Inc...............................         11,525         272,278
  Skyline Corp....................................          7,400         203,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  TJ International, Inc...........................         13,800  $      341,550
  U.S. Home Corp. (a).............................          9,100         357,175
                                                                   --------------
                                                                        2,636,545
                                                                   --------------
INSURANCE -- 5.0%
  Allied Group, Inc...............................         23,475         671,972
  American Bankers Insurance Group, Inc...........         32,200       1,479,187
  Arthur J. Gallagher & Co........................         12,600         433,912
  Capital Re Corp.................................         12,200         757,163
  CMAC Investment Corp............................         17,300       1,044,488
  Compdent Corp. (a)..............................          7,900         160,222
  Enhance Financial Services Group, Inc...........         14,300         850,850
  Executive Risk, Inc.............................          8,200         572,463
  Fidelity National Financial, Inc................         11,774         366,478
  First American Financial Corp...................          8,900         657,488
  Fremont General Corp............................         25,270       1,383,533
  Frontier Insurance Group, Inc...................         25,920         592,920
  Hilb, Rogal and Hamilton Co.....................         10,100         195,056
  Life Re Corp....................................         10,525         686,098
  Mutual Risk Management, Ltd.....................         28,900         865,194
  Orion Capital Corp..............................         21,400         993,763
  Protective Life Corp............................         23,900       1,428,025
  Selective Insurance Group, Inc..................         22,900         618,300
  Trenwick Group, Inc.............................          9,350         351,794
  Zenith National Insurance Corp..................         13,800         355,350
                                                                   --------------
                                                                       14,464,256
                                                                   --------------
LEISURE -- 2.1%
  Aztar Corp. (a).................................         34,800         217,500
  Bell Sports Corp. (a)...........................         10,800          91,125
  Carmike Cinemas, Inc. (Class "A" Stock) (a).....          8,900         255,319
  Cineplex Odeon Corp. (a)........................        136,700         170,875
  GC Companies, Inc. (a)..........................          5,800         274,775
  Global Motorsport Group, Inc. (a)...............          4,000          46,500
  Grand Casinos, Inc. (a).........................         32,450         442,131
  Hollywood Park, Inc. (a)........................         19,800         435,600
  Huffy Corp......................................          9,800         132,300
  K2, Inc. (a)....................................         12,800         291,200
  Marcus Corp.....................................         23,225         428,211
  Players International, Inc. (a).................         25,000          79,688
  Primadonna Resorts, Inc. (a)....................         22,600         377,138
  Prime Hospitality Corp. (a).....................         31,500         641,813
  Regal Cinemas, Inc. (a).........................         28,225         786,772
  Showboat, Inc...................................         12,400         364,250
  Sturm Ruger & Company, Inc......................         20,900         385,344
  Thor Industries, Inc............................          6,300         216,169
  Winnebago Industries, Inc.......................         19,600         173,950
  WMS Industries, Inc. (a)........................         19,700         416,163
                                                                   --------------
                                                                        6,226,823
                                                                   --------------
MACHINERY -- 2.6%
  Applied Industrial Technologies, Inc............         16,800         449,400
  Applied Power, Inc. (Class "A" Stock)...........         10,600         731,400
  Astec Industries, Inc. (a)......................          7,300         122,275
  Cognex Corp. (a)................................         32,400         882,900
  Global Industrial Technologies, Inc. (a)........         17,400         294,713
  JLG Industries, Inc.............................         33,800         477,425
  Lindsay Manufacturing Co. (a)...................          7,275         315,553
  Manitowoc Company, Inc..........................         13,275         431,438

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Novellus Systems, Inc. (a)......................         26,000  $      840,125
  Paxar Corp......................................         27,852         412,558
  Regal Beloit Corp...............................         16,000         473,000
  Robbins & Myers, Inc............................          8,500         336,813
  Roper Industries, Inc...........................         23,700         669,525
  Royal Appliance Manufacturing Co. (a)...........         18,100         119,913
  SPX Corp........................................          9,020         622,380
  Toro Co.........................................          9,300         396,413
                                                                   --------------
                                                                        7,575,831
                                                                   --------------
MEDIA -- 0.2%
  Catalina Marketing Corp. (a)....................         14,200         656,750
  NTN Communications, Inc. (a)....................         17,600          17,600
                                                                   --------------
                                                                          674,350
                                                                   --------------
METALS-FERROUS -- 0.6%
  Acme Metals, Inc. (a)...........................          9,100          89,863
  Birmingham Steel Corp...........................         23,000         362,250
  Commercial Metals Co............................         11,400         359,813
  Material Sciences Corp. (a).....................         11,825         144,117
  Northwestern Steel and Wire Co. (a).............         19,500          51,188
  Quanex Corp.....................................         10,825         304,453
  Steel Technologies, Inc.........................          9,400         110,450
  WHX Corp. (a)...................................         17,300         205,438
                                                                   --------------
                                                                        1,627,572
                                                                   --------------
METALS-NON FERROUS -- 0.6%
  Amcast Industrial Corp..........................          6,700         153,681
  AMCOL International Corp........................         22,250         353,219
  Castle (A.M.) & Co..............................         10,800         247,050
  Commonwealth Industries, Inc....................         11,900         172,550
  Handy & Harman..................................          9,200         317,400
  Hecla Mining Co. (a)............................         42,500         209,844
  IMCO Recycling, Inc. (a)........................          9,700         155,806
                                                                   --------------
                                                                        1,609,550
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  Dravo Corp......................................         11,400         125,400
  Kronos, Inc. (a)................................          6,400         197,200
                                                                   --------------
                                                                          322,600
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 5.6%
  Air Express International Corp..................         53,600       1,634,800
  Alliant Techsystems, Inc........................         10,100         563,075
  Apogee Enterprises, Inc.........................         21,700         257,688
  Aquarion Co.....................................          5,550         191,822
  Bassett Furniture Industries, Inc...............         10,200         306,000
  Blout International, Inc........................         28,800         768,600
  Butler Manufacturing Co.........................          6,000         193,500
  Clarcor, Inc....................................         12,400         367,350
  Consumers Water Co..............................          6,900         138,000
  CPI Corp........................................          9,100         205,888
  Cross (A.T.) Co. (Class "A" Stock)..............         12,700         128,588
  Cyrk, Inc. (a)..................................         10,700         103,656
  Expeditors International of Washington, Inc.....         19,100         735,350
  Figgie International, Inc. (Class "A"
    Stock) (a)....................................         14,400         189,000
  Fisher Scientific International, Inc............         15,675         748,481
  Flow International Corp. (a)....................         11,500         107,813
  Gentex Corp. (a)................................         27,400         736,375
  Geon Co. (a)....................................         17,800         416,075
  Griffon Corp. (a)...............................         23,500         343,688
  Harmon Industries, Inc..........................          5,400         149,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Hologic, Inc. (a)...............................         10,200  $      211,013
  Insteel Industries, Inc.........................          6,500          44,688
  Intermet Corp. (a)..............................         19,700         344,750
  Justin Industries, Inc..........................         20,600         280,675
  K-Swiss, Inc. (Class "A" Stock).................          4,600          74,750
  Lydall, Inc. (a)................................         12,800         249,600
  Medusa Corp.....................................         13,100         547,744
  Mohawk Industries, Inc. (a).....................         39,800         873,113
  Mueller Industries, Inc. (a)....................         13,450         793,550
  O'Sullivan Corp.................................         12,100         128,563
  Paragon Trade Brands, Inc. (a)..................          9,200         118,450
  SPS Technologies, Inc. (a)......................          9,500         414,438
  Standex International Corp......................         10,200         359,550
  Texas Industries, Inc...........................         16,200         729,000
  The Rival Co....................................          7,400          97,125
  Timberland Co. (Class "A" Stock) (a)............          8,700         505,144
  Tredegar Industries, Inc........................          9,650         635,694
  Valmont Industries, Inc.........................         21,500         419,250
  Walbro Corp.....................................          6,800          91,375
  Watsco, Inc.....................................            200           4,938
  Whittaker Corp. (a).............................          8,600          94,600
  Wolverine Tube, Inc. (a)........................         10,900         337,900
  Wolverine World Wide, Inc.......................         32,712         740,109
                                                                   --------------
                                                                       16,381,618
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.1%
  DeVRY, Inc. (a).................................         26,675         850,266
  Hughes Supply, Inc..............................         13,550         473,403
  Philadelphia Suburban Corp......................         15,050         443,034
  Southern California Water Co....................          6,900         173,363
  Valassis Communications, Inc. (a)...............         31,300       1,158,100
                                                                   --------------
                                                                        3,098,166
                                                                   --------------
OIL & GAS -- 1.8%
  Benton Oil & Gas Co. (a)........................         22,700         293,681
  Cabot Oil & Gas Corp. (Class "A" Stock).........         18,900         367,369
  Cascade Natural Gas Corp........................          8,422         157,913
  Cross Timbers Oil Co............................         20,350         507,478
  Northwest Natural Gas Co........................         17,800         551,800
  Piedmont Natural Gas Company, Inc...............         23,000         826,563
  Santa Fe Energy Resources, Inc. (a).............         79,600         895,500
  Snyder Oil Corp.................................         23,000         419,750
  Southwest Gas Corp..............................         21,000         392,438
  Vintage Petroleum, Inc..........................         39,800         756,200
  Wiser Oil Co....................................          6,900          97,463
                                                                   --------------
                                                                        5,266,155
                                                                   --------------
OIL & GAS SERVICES -- 5.3%
  Atmos Energy Corp...............................         22,800         689,700
  Barrett Resources Corp. (a).....................         24,210         732,353
  Camco International, Inc........................         29,860       1,901,709
  Connecticut Energy Corp.........................          7,100         213,888
  Daniel Industries...............................         13,100         252,175
  Devon Energy Corp...............................         25,000         962,500
  Energen Corp....................................         10,200         405,450
  HS Resources, Inc. (a)..........................         13,000         179,563
  Input/Output, Inc. (a)..........................         33,500         994,531
  KCS Energy, Inc.................................         22,600         468,950
  KN Energy, Inc..................................         24,150       1,304,100
  New Jersey Resources Corp.......................         13,900         556,869
  Oceaneering International, Inc. (a).............         17,900         353,525
  Offshore Logistics, Inc. (a)....................         16,600         354,825

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Pennsylvania Enterprises, Inc...................          7,400  $      186,850
  Plains Resources, Inc. (a)......................         12,700         218,281
  Pogo Producing Co...............................         25,900         764,050
  Pool Energy Services Co. (a)....................         15,000         333,750
  Pride Petroleum Services, Inc...................         36,500         921,625
  Public Service Company of North Carolina,
    Inc...........................................         15,175         347,128
  Remington Oil & Gas Corp. (Class "B"
    Stock) (a)....................................         15,900          82,481
  Seitel, Inc. (a)................................         16,894         289,310
  Southwestern Energy Co..........................         19,100         245,913
  St. Mary Land & Exploration Co..................          8,600         301,000
  Tuboscope Vetco International, Inc. (a).........         33,700         810,906
  United Meridian Corp. (a).......................         27,600         776,250
  WICOR, Inc......................................         14,200         659,413
                                                                   --------------
                                                                       15,307,095
                                                                   --------------
PAPER AND RELATED PRODUCTS -- 0.7%
  Buckeye Technologies, Inc. (a)..................         14,500         670,625
  Schweitzer-Mauduit International, Inc...........         12,500         465,625
  W.H. Brady Co...................................         17,200         533,200
  Wausau-Mosinee Paper Corp.......................         16,449         331,028
                                                                   --------------
                                                                        2,000,478
                                                                   --------------
PRECIOUS METALS -- 0.4%
  Coeur D'Alene Mines Corp........................         16,900         152,100
  Getchell Gold Co. (a)...........................         20,900         501,600
  Glamis Gold, Ltd................................         24,200          89,238
  Stillwater Mining Co. (a).......................         15,600         261,300
                                                                   --------------
                                                                        1,004,238
                                                                   --------------
RAILROADS -- 0.0%
  RailTex, Inc. (a)...............................          7,200         103,050
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Toll Brothers, Inc. (a).........................         26,400         706,200
                                                                   --------------
RESTAURANTS -- 2.0%
  Applebee's International, Inc...................         24,600         444,338
  Au Bon Pain, Inc. (Class "A" Stock) (a).........          9,200          69,575
  Bertucci's, Inc. (a)............................          6,900          43,988
  Cheesecake Factory (a)..........................         10,100         308,050
  CKE Restaurants, Inc............................         31,450       1,324,831
  Foodmaker, Inc. (a).............................         30,200         454,888
  IHOP Corp. (a)..................................          7,500         243,750
  Landry's Seafood Restaurants, Inc...............         20,000         480,000
  Luby's Cafeterias, Inc..........................         18,000         316,125
  Ruby Tuesday Inc................................         13,500         347,625
  Ryan's Family Steak Houses, Inc. (a)............         37,000         316,813
  Shoney's, Inc. (a)..............................         37,600         119,850
  Showbiz Pizza Time, Inc. (a)....................         14,650         336,950
  Sonic Corp. (a).................................          9,950         279,844
  Taco Cabana (Class "A" Stock) (a)...............          1,400           6,650
  TCBY Enterprises, Inc...........................         18,300         138,394
  Triarc Companies, Inc. (Class "A" Stock) (a)....         23,300         634,925
                                                                   --------------
                                                                        5,866,596
                                                                   --------------
RETAIL -- 6.0%
  Arbor Drugs, Inc................................         45,937         849,835
  Arctic Cat, Inc.................................         22,800         220,875
  Bombay Company, Inc. (a)........................         29,400         135,975
  Books-A-Million, Inc. (a).......................         13,600          79,050

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Brown Group, Inc................................         14,050  $      187,041
  Building Materials Holding Corp. (a)............          9,300          97,650
  Carson Pirie Scott & Co. (a)....................         12,300         616,538
  Casey's General Stores, Inc.....................         20,500         520,188
  Cash America International, Inc.................         18,643         241,194
  Cato Corp. (Class "A" Stock)....................         22,300         197,913
  Consolidated Products, Inc. (a).................         15,875         259,953
  Damark International, Inc. (a)..................          6,300          61,425
  Designs, Inc. (a)...............................         12,200          36,600
  Discount Auto Parts, Inc. (a)...................         12,700         242,888
  Dress Barn, Inc. (a)............................         17,900         507,913
  Eagle Hardware & Garden, Inc. (a)...............         22,700         439,813
  Fabri-Centers of America (Class "A" Stock)......         14,100         314,613
  Filene's Basement Corp. (a).....................         16,200          64,800
  Footstar, Inc. (a)..............................         22,600         607,375
  Galoob Toys, Inc. (a)...........................         13,900         141,606
  Gottschalks, Inc. (a)...........................          8,000          67,000
  Gymboree Corp...................................         19,400         531,075
  J. Baker, Inc...................................         10,900          61,313
  Jan Bell Marketing, Inc. (a)....................         20,000          50,000
  Just For Feet, Inc..............................         23,400         307,125
  Lechters, Inc. (a)..............................          1,100           5,569
  Lillian Vernon Corp.............................          7,400         123,025
  Michaels Stores, Inc. (a).......................         22,200         649,350
  MicroAge, Inc. (a)..............................         12,100         182,256
  O'Reilly Automotive, Inc. (a)...................         16,500         433,125
  Oshkosh B' Gosh, Inc. (Class "A" Stock).........          7,900         260,700
  Pier 1 Imports, Inc.............................         52,500       1,187,813
  Proffitt's, Inc. (a)............................         41,500       1,180,156
  Regis Corp......................................         17,700         444,713
  Ross Stores, Inc................................         38,900       1,414,988
  Russ Berrie & Company, Inc......................         16,800         441,000
  Shopko Stores, Inc..............................         20,100         437,175
  Sports Authority, Inc...........................         24,450         360,638
  Stein Mart, Inc. (a)............................         18,100         484,175
  Stride Rite Corp................................         37,500         450,000
  Swiss Army Brands, Inc. (a).....................          6,400          64,800
  The Men's Wearhouse, Inc. (a)...................         17,200         597,700
  Whole Foods Market, Inc. (a)....................         19,000         971,375
  Williams-Sonoma, Inc. (a).......................         20,000         837,500
                                                                   --------------
                                                                       17,365,816
                                                                   --------------
SAFETY -- 0.1%
  Rural/Metro Corp. (a)...........................         10,300         343,763
                                                                   --------------
TELECOMMUNICATIONS -- 2.7%
  ACC Corp........................................         13,100         661,550
  Allen Telecom, Inc..............................         21,200         390,875
  Aspect Telecommunications Corp. (a).............         38,600         805,775
  Boston Technology, Inc..........................         21,000         527,625
  BroadBand Technologies, Inc. (a)................         10,400          42,900
  California Microwave, Inc. (a)..................         12,800         248,000
  Centigram Communications Corp. (a)..............          5,600          94,850
  CommNet Cellular, Inc. (a)......................         10,800         384,075
  Dialogic Corp...................................         12,400         542,500
  Digi International, Inc. (a)....................         10,500         178,500
  Digital Microwave Corp. (a).....................         29,500         427,750
  General Communication, Inc. (a).................         38,700         256,388
  Geotek Communications, Inc......................         52,200          79,931
  InterVoice, Inc. (a)............................         11,900          89,250

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Network Equipment Technologies, Inc. (a)........         16,300  $      238,388
  P-COM, Inc. (a).................................         32,400         558,900
  Symmetricom, Inc. (a)...........................         12,400         144,150
  TCSI Corp. (a)..................................         16,900         135,200
  Tel-Save Holdings, Inc..........................         51,100       1,015,613
  Vitesse Semicondutor Corp. (a)..................         27,650       1,043,788
                                                                   --------------
                                                                        7,866,008
                                                                   --------------
TEXTILES -- 1.8%
  Angelica Corp...................................          7,000         158,375
  Ashworth, Inc. (a)..............................          9,600         105,600
  Authentic Fitness Corp..........................         17,300         318,969
  Cone Mills Corp. (a)............................         20,100         155,775
  Delta Woodside Industries, Inc..................         18,800          91,650
  Dixie Group, Inc................................          8,800         100,100
  G & K Services, Inc. (Class "A" Stock)..........         16,000         672,000
  Galey & Lord, Inc. (a)..........................          9,000         160,875
  Guilford Mills, Inc.............................         17,137         469,125
  Haggar Corp.....................................          6,700         105,525
  Hancock Fabrics.................................         16,700         242,150
  Hartmarx Corp. (a)..............................         26,000         198,250
  Johnston Industries, Inc........................          8,300          36,313
  Kellwood Co.....................................         16,475         494,250
  Nautica Enterprises, Inc. (a)...................         30,300         704,475
  Oxford Industries, Inc..........................          6,800         221,000
  Pillowtex Corp. (a).............................         10,210         356,070
  St. John Knits, Inc.............................         12,850         514,000
  Tultex Corp. (a)................................         23,100          93,844
                                                                   --------------
                                                                        5,198,346
                                                                   --------------
TOBACCO -- 0.3%
  DIMON, Inc......................................         34,175         897,094
                                                                   --------------
TRUCKING/SHIPPING -- 1.8%
  American Freightways, Inc.......................         24,500         241,938
  Arkansas Best Corp..............................         15,300         149,175
  Fritz Companies Inc. (a)........................         27,700         386,069
  Frozen Food Express Industries, Inc.............         13,100         117,900
  Heartland Express, Inc. (a).....................         23,449         630,192
  Kirby Corp. (a).................................         18,700         361,144
  Landstar Systems, Inc. (a)......................          9,900         261,113
  M.S. Carriers, Inc. (a).........................          9,400         233,825
  Pittston Burlington Group.......................         15,875         416,719
  Rollins Truck Leasing Corp......................         31,800         568,425
  USFreightways Corp..............................         20,300         659,750
  Werner Enterprises, Inc.........................         29,950         613,975
  Yellow Corp. (b)................................         22,200         557,775
                                                                   --------------
                                                                        5,198,000
                                                                   --------------
UTILITY - ELECTRIC -- 1.8%
  Bangor Hydro-Electric Co. (a)...................          5,675          35,114
  Central Hudson Gas & Electric...................         13,400         587,925
  Central Vermont Public Service..................          8,800         134,200
  CILCORP, Inc....................................         10,500         513,188
  Commonwealth Energy System......................         16,575         551,119
  Eastern Utilities Associates....................         15,800         414,750
  Green Mountain Power Corp.......................          4,000          73,250
  Interstate Power Co.............................          7,500         280,781
  Orange & Rockland Utilities, Inc................         10,600         493,563
  Sierra Pacific Resources........................         23,900         896,250
  TNP Enterprises, Inc............................         10,100         335,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  United Illuminating Co..........................         10,825  $      497,273
  United Water Resources, Inc.....................         27,400         536,013
                                                                   --------------
                                                                        5,349,251
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $232,617,042)............................................     272,674,768
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 6.2%                          (000)
                                                    -------------
REPURCHASE AGREEMENT -- 6.0%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................  $      17,297      17,297,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATIONS -- 0.2%
  United States Treasury Bills,
    5.065%, 03/19/98 (b)..........................            400         395,723
    5.195%, 03/19/98..............................            100          98,903
                                                                   --------------
                                                                          494,626
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $17,791,626).............................................      17,791,626
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $250,408,668; Note 6)....................................     290,466,394
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                           68,375
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)..................
                                                                         (224,855)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  290,309,914
                                                                   --------------
                                                                   --------------

(a)  Non-income producing security.

(b)  Security segregated as collateral for future contracts.

(c)  Open futures contracts as of December 31, 1997 are as follows:

                                                      VALUE AT
NUMBER OF                  EXPIRATION  VALUE AT     DECEMBER 31,    UNREALIZED
CONTRACTS       TYPE         DATE     TRADE DATE        1997        APPRECIATION
Long Position
           MIDCAP 400
   105     Index            Mar 98    $17,267,425   $17,595,375      $327,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                                GLOBAL PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.1%
                                                                       VALUE
COMMON STOCKS -- 92.1%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 2.6%
  Brambles Industries, Ltd. (Diversified
    Operations)...................................        615,200  $   12,204,445
  FXF Trust (Media) (a)...........................        224,600          38,045
  Publishing and Broadcasting, Ltd. (Media).......        224,600       1,011,704
  Woolworths, Ltd. (Retail).......................      1,056,356       3,530,548
                                                                   --------------
                                                                       16,784,742
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 4.0%
  Linde, AG (Machinery)...........................         12,040       7,350,730
  SAP, AG (Computer Services).....................         39,100      11,881,426
  Volkswagen, AG (Autos - Cars & Trucks)..........         11,700       6,583,669
                                                                   --------------
                                                                       25,815,825
                                                                   --------------
FINLAND -- 2.0%
  Nokia Corp. (Class "A" Stock)
    (Telecommunications)..........................        177,300      12,587,555
                                                                   --------------
FRANCE -- 5.1%
  Carrefour Supermarche, SA (Retail)..............         10,300       5,375,551
  France Telecom, SA (Telecommunications) (a).....         50,000       1,814,178
  Legrand, SA (Electrical Equipment)..............         42,500       8,469,625
  Total, SA (Class "B" Stock) (Petroleum).........         69,400       7,555,389
  Valeo, SA (Autos - Cars & Trucks)...............        144,685       9,816,408
                                                                   --------------
                                                                       33,031,151
                                                                   --------------
HONG KONG -- 2.0%
  Hutchison Whampoa, Ltd. (Diversified
    Operations)...................................      1,349,000       8,444,308
  New World Development Co., Ltd. (Real Estate
    Development)..................................      1,179,000       4,078,110
                                                                   --------------
                                                                       12,522,418
                                                                   --------------
IRELAND -- 2.7%
  Bank Of Ireland (Banks and Savings & Loans).....      1,105,100      17,066,660
                                                                   --------------
ITALY -- 4.7%
  Credito Italiano (Financial Services) (a).......      3,307,500      10,200,510
  Telecom Italia Mobile SpA
    (Telecommunications)..........................      4,263,000      19,678,808
                                                                   --------------
                                                                       29,879,318
                                                                   --------------
JAPAN -- 5.2%
  Aoyama Trading Co., Ltd. (Retail)...............        214,000       3,823,333
  Daibiru Corp. (Real Estate Development).........      1,070,000       7,835,372
  Daito Trust Construction Co. (Construction).....        541,000       3,306,192
  NAMCO, Ltd. (Leisure)...........................         70,500       2,048,806
  Nomura Securities Co., Ltd (Financial
    Services).....................................        709,000       9,459,495
  Okumura Corp. (Construction)....................      1,275,000       3,030,710
  Senshukai Co., Ltd. (Retail)....................        163,000         612,430
  Shiseido Co., Ltd. (Cosmetics & Soaps)..........        116,000       1,583,253
  Xebio Co., Ltd. (Retail)........................        146,900       1,171,460
  Yamamura Glass Co., Ltd. (Household Products)...         95,000         105,624
                                                                   --------------
                                                                       32,976,675
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
NETHERLANDS -- 2.6%
  Nutricia Verenigde Bedrijven (Food &
    Beverages)....................................        200,000  $    6,067,713
  Royal Dutch Petroleum Co. (Oil Services)........        186,100      10,217,895
  SGS-Thomson Microelectronics, N.V.
    (Electronics) (a).............................          5,440         332,180
                                                                   --------------
                                                                       16,617,788
                                                                   --------------
PHILIPPINES -- 1.0%
  Philippine Long Distance Telephone,
    ADR (Telecommunications)......................        276,400       6,219,000
                                                                   --------------
SINGAPORE -- 0.2%
  Sembawang Maritime, Ltd. (Trucking/Shipping)....        883,500       1,302,276
                                                                   --------------
SPAIN -- 3.2%
  Banco Central Hispanoamericano, SA (Banks &
    Financial Services) (a).......................        514,212      12,520,792
  Telefonica De Espana (Telecommunications).......        285,300       8,145,293
                                                                   --------------
                                                                       20,666,085
                                                                   --------------
SWEDEN -- 3.9%
  Allgon Corp. (Electronics)......................         48,000         648,381
  Hennes & Mauritz, AB (Retail)...................        261,300      11,545,492
  Mo Och Domsjo, AB (Series "B" Free) (Forest
    Products).....................................        124,800       3,229,784
  Nordbanken Holding, AB (Banks & Financial
    Services) (a).................................      1,697,000       9,619,072
                                                                   --------------
                                                                       25,042,729
                                                                   --------------
SWITZERLAND -- 1.5%
  Novartis, AG (Drugs and Medical Supplies).......          5,900       9,564,295
                                                                   --------------
UNITED KINGDOM -- 11.9%
  Barclays, PLC (Banks and Savings & Loans).......        353,200       9,455,372
  Dixons Group, PLC (Retail)......................        886,200       8,943,430
  Guest Kean & Nettlefolds, PLC (Autos - Cars &
    Trucks).......................................        339,840       6,999,582
  Hays, PLC (Commercial Services).................        584,400       7,823,669
  Johnson Matthey, PLC (Precious Metals)..........        723,400       6,511,877
  Royal & Sun Alliance Insurance Group, PLC
    (Insurance)...................................        701,400       7,101,620
  Siebe, PLC (Machinery)..........................        482,240       9,518,364
  Vodafone Group, PLC (Telecommunications)........      2,692,600      19,568,417
                                                                   --------------
                                                                       75,922,331
                                                                   --------------
UNITED STATES -- 39.5%
  3Com Corp. (Computers) (a)......................        152,200       5,317,487
  Adaptec, Inc. (Computer Services) (a)...........        276,400      10,261,350
  Adobe Systems, Inc. (Computer Services).........        199,500       8,229,375
  Baker Hughes, Inc. (Oil & Gas Services).........        184,300       8,040,087
  Circus Circus Enterprises, Inc. (Leisure) (a)...        346,300       7,099,150
  Cisco Systems, Inc. (Computers) (a).............        260,700      14,534,025
  Consolidated Stores Corp. (Retail) (a)..........        215,400       9,464,137

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Electronic Arts, Inc. (Computer Services) (a)...        264,000  $    9,982,500
  Intel Corp. (Electronics).......................        113,600       7,980,400
  Mattel, Inc. (Toys).............................        323,658      12,056,260
  Microsoft Corp. (Computer Services) (a).........         91,200      11,787,600
  Mirage Resorts, Inc. (Leisure) (a)..............        342,800       7,798,700
  Mobil Corp. (Oil & Gas).........................        182,700      13,188,656
  Oracle Corp. (Computer Services) (a)............        190,500       4,250,531
  PMC-Sierra, Inc. (Electronics) (a)..............        287,500       8,912,500
  Proffitt's, Inc. (Retail) (a)...................        170,400       4,845,750
  Progressive Corp. (Insurance)...................         49,800       5,969,775
  Quorum Health Group, Inc. (Hospitals) (a).......        228,400       5,966,950
  Safeway, Inc. (Retail) (a)......................        166,600      10,537,450
  Tenet Healthcare Corp. (Hospitals/ Hospital
    Management) (a)...............................        242,000       8,016,250
  Texas Instruments, Inc. (Electronics)...........        248,800      11,196,000
  The Limited, Inc. (Retail)......................        383,200       9,771,600
  Tiffany & Co. (Retail)..........................        180,000       6,491,250
  Time Warner, Inc. (Media).......................        195,000      12,090,000
  Transocean Offshore, Inc. (Petroleum
    Services).....................................        179,500       8,649,656
  U.S.A. Waste Services, Inc. (Environmental
    Services) (a).................................        185,300       7,273,025
  Walt Disney Co. (Leisure).......................        103,900      10,292,594
  Wells Fargo & Co. (Banks and Savings & Loans)...         35,700      12,117,919
                                                                   --------------
                                                                      252,120,977
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $472,116,637)............................................     588,119,825
                                                                   --------------

PREFERRED STOCKS -- 1.0%
FEDERAL REPUBLIC OF GERMANY -- 1.0%
  Wella, AG (Cosmetics & Soaps)
    (cost $6,328,858).............................          8,500       6,451,389
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $478,445,495)............................................     594,571,214
                                                                   --------------

DECEMBER 31, 1997

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 3.7%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  UNITED STATES
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.25%, 01/02/98 (cost $23,539,000) (b)........  $      23,539      23,539,000
                                                                   --------------
TOTAL INVESTMENTS -- 96.8%
  (cost $501,984,495; Note 6)....................................     618,110,214

FORWARD CURRENCY CONTRACTS --
  NET AMOUNT RECEIVABLE FROM
  COUNTERPARTIES (C) -- 0.1%.....................................         473,292

OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%....................
                                                                       19,817,846
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  638,401,352
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
        AB  Aktiebolag (Swedish Stock Company)
        AG  Aktiengesellschaft (German Stock Company)
    N.V.    Naamloze Vennootschap (Dutch Corporation)
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b) Merrill Lynch, Pierce, Fenner & Smith, Inc., repurchase price $23,547,664 due 1/2/98. The value of the collateral was $24,008,143.

(c) Outstanding forward currency contracts at December 31, 1997 were as follows:

                                VALUE AT
      FOREIGN CURRENCY         SETTLEMENT       CURRENT      APPRECIATION
         CONTRACTS                DATE           VALUE      (DEPRECIATION)
----------------------------  -------------  -------------  ---------------
   Sale:
     Hong Kong Dollar,
       expiring 04/27/98....  $   2,122,100  $   2,202,596    $   (80,496)
     Japanese Yen,
       expiring 05/21/98....  $  16,000,000  $  15,446,212    $   553,788

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1997 were as follows:

Commercial Banks                                              12.6%
Computer Services                                             11.9%
Retail                                                        11.9%
Telecommunications                                            10.6%
Oil & Gas Services                                             7.4%
Electronics                                                    5.9%
Leisure                                                        4.3%
Automobiles                                                    3.7%
Diversified Operations                                         3.2%
Machinery                                                      2.6%
Hospitals                                                      2.2%
Media                                                          2.1%
Insurance                                                      2.1%
Toys                                                           1.9%
Real Estate Development                                        1.9%
Drugs & Medical Supplies                                       1.5%
Cosmetics & Soaps                                              1.3%
Commercial Services                                            1.2%
Environmental Services                                         1.1%
Precious Metals                                                1.0%
Construction                                                   1.0%
Food & Beverage                                                1.0%
Forest Products                                                0.5%
Trucking & Shipping                                            0.2%
Repurchase Agreement                                           3.7%
                                                         ---------
                                                              96.8%
                                                         ---------
Forward currency contracts                                     0.1%
Other assets in excess of liabilities                          3.1%
                                                         ---------
                                                             100.0%
                                                         ---------
                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                          NATURAL RESOURCES PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 96.6%
                                                                       VALUE
COMMON STOCKS -- 93.9%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 1.9%
  Aluminum Company of America.....................         59,100  $    4,159,162
  Comalco Ltd., ADR (Australia)...................        134,900       2,786,306
                                                                   --------------
                                                                        6,945,468
                                                                   --------------
CHEMICALS
  Agrium, Inc.....................................            503           6,124
                                                                   --------------
EXPLORATION & PRODUCTION -- 14.1%
  Abacan Resource Corp. (a).......................        676,500       1,057,031
  Apex Silver Mines, Ltd. (a).....................        221,600       2,825,400
  Arakis Energy Corp..............................      1,010,000       2,083,125
  Atna Resources, Ltd. (a)........................        331,200         340,691
  Brigham Exploration Company (a).................        123,000       1,798,875
  Fx Energy, Inc..................................        147,800         960,700
  Harcor Energy, Inc..............................        355,300         588,466
  Newfield Exploration Co. (a)....................        468,800      10,928,900
  PetroCorp, Inc. (a).............................        206,600       1,704,450
  Pioneer Natural Resources Co....................        543,660      15,732,161
  Ranger Oil, Ltd.................................        856,246       5,841,922
  Sutton Resources, Ltd. (a)......................        134,200         906,217
  Tom Brown, Inc. (a).............................        291,000       5,601,750
                                                                   --------------
                                                                       50,369,688
                                                                   --------------
FOREST PRODUCTS -- 13.2%
  Boise Cascade Corp..............................        200,000       6,050,000
  Champion International Corp.....................        320,100      14,504,531
  Fletcher Challenge, Ltd., ADR (New Zealand).....        418,300       3,503,262
  Louisiana-Pacific Corp..........................        324,700       6,169,300
  Macmillan Bloedel, Ltd..........................        912,000       9,477,065
  Rayonier, Inc...................................        177,600       7,559,100
                                                                   --------------
                                                                       47,263,258
                                                                   --------------
GOLD -- 16.9%
  Agnico-Eagle Mines, Ltd.........................        450,600       2,450,137
  Ashanti Goldfields Co., Ltd.....................        229,800       1,723,500
  Avgold, Ltd., ADR (South Africa) (a)............        175,000       1,312,500
  Barrick Gold Corp...............................        313,053       5,830,612
  Battle Mountain Gold Corp.......................        154,200         905,925
  Bema Gold Corp..................................        679,000       1,655,062
  Cambior, Inc....................................        690,500       4,035,900
  Coeur D'Alene Mines Corp........................         87,825         790,425
  Durban Roodeport Deep, ADR (South Africa).......        150,000         225,000
  Getchell Gold Co. (a)...........................        329,111       7,898,664
  Golden Knight Resources, Inc. (a)...............        285,400         675,030
  Golden Star Resources...........................        328,000       1,168,500
  Greenstone Resources, Ltd.......................        459,200       2,185,060
  Harmony Gold Mining, ADR (South Africa).........        468,000       1,053,000
  Iamgold International Mining (South Africa).....        400,000       1,259,578
  International Pursuit Corp......................        343,100         271,301
  Kloof Gold Mining Co., Ltd., ADR (South
    Africa).......................................        257,900         854,294
  Meridian Gold, Inc..............................        714,900       2,001,050
  Newmont Mining Corp.............................        406,307      11,935,268
  Placer Dome, Inc................................        284,000       3,603,250
  Rea Gold Corp. (a)..............................      1,467,000         123,187
  Royal Oaks Mines, Inc. (a)......................        400,000         625,000
  Samax Gold, Inc.................................        363,800       1,081,943
  TVX Gold, Inc. (a)..............................        552,900       1,866,037
  Vaal Reefs Exploration & Mining Co., Ltd., ADR
    (South Africa)................................        350,000       1,345,313

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Western Areas Gold Mining Co., Ltd., ADR (South
    Africa) (a)...................................        194,000  $    1,018,500
  Western Deep Levels Ltd., ADR (South Africa)....        147,000       2,737,875
                                                                   --------------
                                                                       60,631,911
                                                                   --------------
METALS-NON FERROUS -- 9.4%
  Cameco Corp.....................................        316,300      10,281,271
  Freeport-McMoRan Copper & Gold, Inc., (Class "A"
    Stock)........................................        242,800       3,717,875
  Potash Corp. of Saskatchewan, Inc. (Canada).....        169,800      14,093,400
  Reynolds Metals Co..............................         90,000       5,400,000
  Rio Tinto Ltd., ADR (Australia) (a).............              1              47
                                                                   --------------
                                                                       33,492,593
                                                                   --------------
OIL & GAS -- 20.8%
  3-D Geophyscial, Inc. (a).......................        232,800       1,513,200
  Alberta Energy Co., Ltd.........................        481,600       9,343,248
  Amerada Hess Corp...............................         81,400       4,466,825
  Barrington Petroleum Ltd. (Canada) (a)..........        604,700       1,946,482
  Beau Canada Exploration Ltd. (Class "A" Stock)
    (Canada) (a)..................................        980,600       1,989,952
  Blue Range Resource Corp. (Canada) (a)..........        636,000       3,004,094
  Crestar Energy, Inc. (Canada) (a)...............        550,000       8,467,164
  Cross Timbers Oil Co............................        300,400       7,491,225
  Noble Affiliates, Inc...........................        274,300       9,669,075
  Northstar Energy Corp. (Canada) (a).............        648,300       4,559,262
  Rigel Energy Corp. (Canada) (a).................        309,000       2,529,938
  Rio Alto Exploration, Ltd. (Canada) (a).........        332,900       2,795,424
  Western Gas Resources, Inc......................        759,000      16,792,875
                                                                   --------------
                                                                       74,568,764
                                                                   --------------
OIL & GAS SERVICES -- 6.7%
  Bouyges Offshore, SA, ADR (France) (a)..........        220,700       4,800,225
  J. Ray McDermott, SA (a)........................        239,200      10,285,600
  NGC Corp........................................        514,545       9,004,538
  Tejas Gas Corp. (a).............................              1              61
                                                                   --------------
                                                                       24,090,424
                                                                   --------------
OIL SERVICES -- 1.9%
  Dawson Production Services, Inc. (a)............        145,700       2,531,538
  Tesco Corp. (a).................................        285,000       4,237,955
                                                                   --------------
                                                                        6,769,493
                                                                   --------------
PLATINUM -- 9.0%
  Anglo American Platinum, Ltd., ADR (South
    Africa).......................................        731,369       9,690,639
  Impala Platinum Holdings, Ltd...................        947,600       8,942,975
  Stillwater Mining Co. (a).......................        799,600      13,393,300
                                                                   --------------
                                                                       32,026,914
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $356,721,778)............................................     336,164,637
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

DECEMBER 31, 1997

                                                                       VALUE
PREFERRED STOCKS -- 1.8%                               SHARES         (NOTE 2)
                                                    -------------  --------------
GOLD -- 1.5%
  Amax Gold, Inc. (Conv.), Series B...............         47,300  $    1,702,800
  Hecla Mining Co. (Cum. Conv.), Series B.........         82,400       3,852,200
                                                                   --------------
                                                                        5,555,000
                                                                   --------------
NON-FERROUS METALS -- 0.3%
  Freeport - McMoRan Copper & Gold, Inc...........         55,300       1,071,438
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $7,394,941)..............................................       6,626,438
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
CONVERTIBLE BOND -- 0.9%                                (000)
                                                    -------------
GOLD
  Coeur d'Alene Mines Corp.
    6.375%, 01/31/04 (cost $3,835,699)............  $       3,979       3,123,515
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $367,952,418)............................................     345,914,590
                                                                   --------------
SHORT-TERM
INVESTMENT -- 3.2%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    6.53% 01/02/98 (cost: $11,463,000; Note 5)....         11,463      11,463,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.8%
  (cost $379,415,418; Note 6)....................................     357,377,590
                                                                   --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%....................         573,823
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  357,951,413
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-Income producing Security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices

                                       C1
of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a

                                       C2
loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 1997 include registration rights, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the year ended December 31, 1997, certain portfolios purchased securities from and sold securities to other portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. For the fiscal year ended December 31, 1997, the application of this statement increased (decreased) net unrealized appreciation on investments ("APP"), paid-in capital in excess of par ("PC"), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                            APP          PC          UNI          G/L
                                         ----------  ----------  -----------  ------------
Conservative Balanced Portfolio........          --  $   33,509  $    48,752  $    (82,261)
Flexible Managed Portfolio.............          --          --      625,749      (625,749)
High Yield Bond Portfolio..............  $ (227,243)         --      337,328      (110,085)
Equity Income Portfolio................          --    (387,527)      (2,921)      390,448
Equity Portfolio.......................          --          --      247,917      (247,917)
Global Portfolio.......................          --    (903,000)   6,950,576    (6,047,576)
Natural Resources Portfolio............          --          --      139,572      (139,572)

                                       C3

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement, The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Portfolio.................             0.40%
Diversified Bond Portfolio.............             0.40
Government Income Portfolio............             0.40
Zero Coupon Bond 2000 Portfolio........             0.40
Zero Coupon Bond 2005 Portfolio........             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Small Capitalization Stock Portfolio...             0.40
Global Portfolio.......................             0.75
Natural Resources Portfolio............             0.45

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1997.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund entered into a credit agreement (the "Agreement") on October 28, 1997 with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1997. The Series Fund pays a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

                                       C4

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $1,080,737 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........  $  256,752
Flexible Managed Portfolio.............     428,008
Equity Income Portfolio................     198,726
Equity Portfolio.......................     189,498
Global Portfolio.......................       7,621
Natural Resources Portfolio............         132
                                         -----------
                                         $1,080,737

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,038,519,000 as of December 31, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Diversified Bond Portfolio.............  $    45,329,000      4.37%
Government Income Portfolio............       13,337,000      1.28
Zero Coupon Bond 2000 Portfolio........          244,000      0.02
Zero Coupon Bond 2005 Portfolio........          445,000      0.04
Conservative Balanced Portfolio........       81,783,000      7.88
Flexible Managed Portfolio.............      137,860,000     13.28
High Yield Bond Portfolio..............       15,691,000      1.51
Stock Index Portfolio..................       98,176,000      9.45
Equity Income Portfolio................       98,435,000      9.48
Equity Portfolio.......................      490,528,000     47.23
Prudential Jennison Portfolio..........       27,931,000      2.69
Small Capitalization Stock Portfolio...       17,297,000      1.67
Natural Resources Portfolio............       11,463,000      1.10
                                         ---------------  ----------
                                         $ 1,038,519,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

CIBC Oppenheimer, 6.10%, in the principal amount of $138,519,000, repurchase price $138,566,045, due 1/2/98. The value of the collateral including accrued interest was $141,862,492.

Salomon Smith Barney Inc. 6.75%, in the principal amount of $300,000,000, repurchase price $300,112,500, due 1/2/98. The value of the collateral including accrued interest was $306,560,575.

SBC Warburg Dillon Read Inc. 6.50%, in the principal amount of $300,000,000, repurchase price $300,108,333, due 1/2/98. The value of the collateral including accrued interest was $306,557,797.

UBS Securities Corp., 6.55%, in the principal amount of $300,000,000, repurchase price $300,109,167, due 1/2/98. The value of the collateral including accrued interest was $306,001,638.

                                       C5

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1997 were as follows:

Cost of Purchases:

                                                                         ZERO          ZERO
                                         DIVERSIFIED    GOVERNMENT      COUPON        COUPON     CONSERVATIVE    FLEXIBLE
                                             BOND         INCOME         2000          2005        BALANCED      MANAGED
                                         ------------  ------------  ------------  ------------  ------------  ------------
Non-Government.........................  $945,035,546  $ 32,595,904       0             0        $7,826,155,071 $8,194,217,051
Government.............................  $698,725,477  $339,764,606  $ 12,753,549  $ 11,659,591  $5,017,442,019 $3,054,412,991

                                             HIGH
                                            YIELD
                                             BOND
                                         ------------
Non-Government.........................  $621,811,073
Government.............................       0

                                                                                                    SMALL
                                            STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION
                                            INDEX         INCOME        EQUITY       JENNISON       STOCK         GLOBAL
                                         ------------  ------------  ------------  ------------  ------------  ------------
Non-Government.........................  $403,642,905  $740,428,728  $867,315,279  $372,363,033  $155,584,708  $444,118,554
Government.............................       0        $ 30,617,187       0             0             0             0


                                           NATURAL
                                          RESOURCES
                                         ------------
Non-Government.........................  $139,386,211
Government.............................       0

Proceeds from Sales:

                                                                         ZERO          ZERO
                                         DIVERSIFIED    GOVERNMENT      COUPON        COUPON     CONSERVATIVE    FLEXIBLE
                                             BOND         INCOME         2000          2005        BALANCED      MANAGED
                                         ------------  ------------  ------------  ------------  ------------  ------------
Non-Government.........................  $874,682,352  $ 43,532,205       0             0        $7,823,232,061 $8,576,103,609
Government.............................  $748,008,571  $378,144,111  $ 18,975,771  $ 10,780,860  $5,106,797,609 $3,018,431,969

                                             HIGH
                                            YIELD
                                             BOND
                                         ------------
Non-Government.........................  $493,219,610
Government.............................       0

                                                                                                    SMALL
                                            STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION
                                            INDEX         INCOME        EQUITY       JENNISON       STOCK         GLOBAL
                                         ------------  ------------  ------------  ------------  ------------  ------------
Non-Government.........................  $ 93,393,476  $578,561,955  $566,041,815  $200,408,743  $ 61,682,584  $430,051,852
Government.............................       0        $ 31,762,500       0             0             0             0


                                           NATURAL
                                          RESOURCES
                                         ------------
Non-Government.........................  $173,746,937
Government.............................       0

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1997 were as follows:

                                                                         ZERO          ZERO
                                         DIVERSIFIED    GOVERNMENT      COUPON        COUPON     CONSERVATIVE    FLEXIBLE
                                             BOND         INCOME         2000          2005        BALANCED      MANAGED
                                         ------------  ------------  ------------  ------------  ------------  ------------
Gross Unrealized Appreciation..........  $ 30,167,647  $ 13,268,358  $  1,583,332  $  3,016,234  $311,261,405  $565,581,079
Gross Unrealized Depreciation..........    17,570,453            --            --           145   111,299,483   149,894,627
Total Net Unrealized...................    12,597,194    13,268,358     1,583,332     3,016,089   199,961,922   415,686,452
Tax Basis..............................   790,688,975   411,381,627    39,763,556    27,861,234  4,496,062,195 5,055,701,095

                                             HIGH
                                            YIELD
                                             BOND
                                         ------------
Gross Unrealized Appreciation..........  $ 21,326,564
Gross Unrealized Depreciation..........    10,398,413
Total Net Unrealized...................    10,928,151
Tax Basis..............................   551,773,633

                                                                                                    SMALL
                                            STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION
                                            INDEX         INCOME        EQUITY       JENNISON       STOCK         GLOBAL
                                         ------------  ------------  ------------  ------------  ------------  ------------
Gross Unrealized Appreciation..........  $1,004,558,128 $531,904,089 $1,911,479,018 $ 91,141,747 $ 55,949,509  $144,895,851
Gross Unrealized Depreciation..........    20,055,024    32,407,877    84,670,946    11,774,207    16,253,049    28,770,132
Total Net Unrealized...................   984,503,104   499,496,212  1,826,808,072   79,367,540    39,696,460   116,125,719
Tax Basis..............................  1,468,430,760 1,533,057,472 4,198,636,403  427,492,211   250,769,934   501,984,495


                                           NATURAL
                                          RESOURCES
                                         ------------
Gross Unrealized Appreciation..........  $ 44,707,858
Gross Unrealized Depreciation..........    66,745,686
Total Net Unrealized...................   (22,037,828)
Tax Basis..............................   379,415,418

For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                             CAPITAL LOSS       CAPITAL LOSS
                                          POST OCTOBER       CARRYFORWARDS     CARRYFORWARDS
                                         LOSSES DEFERRED   UTILIZED IN 1997      AVAILABLE      EXPIRATION YEAR
                                         ---------------   -----------------   --------------   ----------------
Government Income Portfolio............           --          $    649,746       $ 7,267,545              2003
High Yield Bond Portfolio..............           --            12,940,997         6,390,479              2003
Prudential Jennison Portfolio..........           --             2,160,575                --                --
Natural Resources Portfolio............     $ 14,054                    --                --                --

                                       C6

FINANCIAL HIGHLIGHTS

                                                           MONEY MARKET
                                         ------------------------------------------------
                                                            Year ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.54      0.51      0.56      0.40      0.29
Dividends and distributions............     (0.54)    (0.51)    (0.56)    (0.40)    (0.29)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RATE OF RETURN:(b)....      5.41%     5.22%     5.80%     4.05%     2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $657.5    $668.8    $613.3    $583.3    $474.7
Ratios to average net assets:
  Expenses.............................      0.43%     0.44%     0.44%     0.47%     0.45%
  Net investment income................      5.28%     5.10%     5.64%     4.02%     2.90%

                                                         DIVERSIFIED BOND
                                         ------------------------------------------------
                                                            Year ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.07  $  11.31  $  10.04  $  11.10  $  10.83
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.80      0.76      0.76      0.68      0.68
Net realized and unrealized gains
  (losses) on investments..............      0.11     (0.27)     1.29     (1.04)     0.40
                                         --------  --------  --------  --------  --------
    Total from investment operations...      0.91      0.49      2.05     (0.36)     1.08
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.83)    (0.73)    (0.75)    (0.68)    (0.66)
Distributions from net realized
  gains................................     (0.13)       --     (0.03)    (0.02)    (0.15)
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.96)    (0.73)    (0.78)    (0.70)    (0.81)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  11.02  $  11.07  $  11.31  $  10.04  $  11.10
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      8.57%     4.40%    20.73%    (3.23)%    10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $816.7    $720.2    $655.8    $541.6    $576.2
Ratios to average net assets:
  Expenses.............................      0.43%     0.45%     0.44%     0.45%     0.46%
  Net investment income................      7.18%     6.89%     7.00%     6.41%     6.05%
Portfolio turnover rate................       224%      210%      199%       32%       41%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                        GOVERNMENT INCOME
                                         ------------------------------------------------
                                                            Year ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.22  $  11.72  $  10.46  $  11.78  $  11.09
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.75      0.75      0.74      0.70      0.70
Net realized and unrealized gains
  (losses) on investments..............      0.30     (0.51)     1.28     (1.31)     0.68
                                         --------  --------  --------  --------  --------
    Total from investment operations...      1.05      0.24      2.02     (0.61)     1.38
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.75)    (0.74)    (0.76)    (0.71)    (0.64)
Dividends in excess of net investment
  income...............................        --        --        --        --     (0.05)
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.75)    (0.74)    (0.76)    (0.71)    (0.69)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  11.52  $  11.22  $  11.72  $  10.46  $  11.78
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      9.67%     2.22%    19.48%    (5.16)%    12.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $429.6    $482.0    $501.8    $487.6    $540.1
Ratios to average net assets:
  Expenses.............................      0.44%     0.46%     0.45%     0.45%     0.46%
  Net investment income................      6.40%     6.38%     6.55%     6.30%     5.91%
Portfolio turnover rate................        88%       95%      195%       34%       19%

                                                      ZERO COUPON BOND 2000
                                         ------------------------------------------------
                                                            Year ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  12.92  $  13.27  $  11.86  $  13.72  $  12.55
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67      0.55      0.59      0.92      0.85
Net realized and unrealized gains
  (losses) on investments..............      0.22     (0.36)     1.95     (1.91)     1.16
                                         --------  --------  --------  --------  --------
    Total from investment operations...      0.89      0.19      2.54     (0.99)     2.01
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.67)    (0.54)    (0.60)    (0.85)    (0.84)
Dividends in excess of net investment
  income...............................        --        --     (0.53)    (0.02)    (0.01)
Distributions from net realized
  gains................................     (0.53)       --        --        --        --
                                         --------  --------  --------  --------  --------
    Total distributions................     (1.20)    (0.54)    (1.13)    (0.87)    (0.85)
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  12.61  $  12.92  $  13.27  $  11.86  $  13.71
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      7.17%     1.53%    21.56%    (7.18)%    16.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $41.3     $44.7     $25.3     $20.6     $22.2
Ratios to average net assets:
  Expenses.............................      0.66%     0.52%     0.48%     0.51%     0.62%
  Net investment income................      4.78%     4.88%     4.53%     6.69%     6.21%
Portfolio turnover rate................        32%       13%       71%        9%        1%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS

                                                      ZERO COUPON BOND 2005
                                         ------------------------------------------------
                                                            Year ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  12.25  $  13.19  $  10.74  $  12.68  $  11.03
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.68      0.66      0.66      0.75      0.77
Net realized and unrealized gains
  (losses) on investments..............      0.66     (0.82)     2.73     (1.97)     1.62
                                         --------  --------  --------  --------  --------
    Total from investment operations...      1.34     (0.16)     3.39     (1.22)     2.39
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.71)    (0.64)    (0.65)    (0.72)    (0.74)
Distributions from net realized
  gains................................     (0.28)    (0.14)    (0.29)       --        --
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.99)    (0.78)    (0.94)    (0.72)    (0.74)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  12.60  $  12.25  $  13.19  $  10.74  $  12.68
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............     11.18%    (1.01)%    31.85%    (9.61)%    21.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $30.8     $25.8     $23.6     $16.5     $14.5
Ratios to average net assets:
  Expenses.............................      0.74%     0.53%     0.49%     0.60%     0.66%
  Net investment income................      5.71%     5.42%     5.32%     6.53%     6.17%
Portfolio turnover rate................        35%       10%       69%        6%        4%

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              Year ended
                                                             December 31,
                                         -----------------------------------------------------
                                           1997       1996      1995(a)    1994(a)    1993(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   15.52  $   15.31  $   14.10  $   14.91  $   14.24
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.76       0.66       0.63       0.53       0.49
Net realized and unrealized gains
  (losses) on investments..............       1.26       1.24       1.78      (0.68)      1.23
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       2.02       1.90       2.41      (0.15)      1.72
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.76)     (0.66)     (0.64)     (0.51)     (0.47)
Dividends in excess of net investment
  income...............................         --      (1.03)     (0.56)     (0.15)     (0.58)
Distributions from net realized
  gains................................      (1.81)        --         --         --         --
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (2.57)     (1.69)     (1.20)     (0.66)     (1.05)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   14.97  $   15.52  $   15.31  $   14.10  $   14.91
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      13.45%     12.63%     17.27%     (0.97)%     12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $4,744.2   $4,478.8   $3,940.8   $3,501.1   $3,103.2
Ratios to average net assets:
  Expenses.............................       0.56%      0.59%      0.58%      0.61%      0.60%
  Net investment income................       4.48%      4.13%      4.19%      3.61%      3.22%
Portfolio turnover rate................        295%       295%       201%       125%        79%
Average commission rate paid per
  share................................    $0.0563    $0.0554        N/A        N/A        N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                           FLEXIBLE MANAGED
                                         -----------------------------------------------------
                                                              Year ended
                                                             December 31,
                                         -----------------------------------------------------
                                           1997       1996      1995(a)    1994(a)    1993(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   17.79  $   17.86  $   15.50  $   16.96  $   16.01
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.59       0.57       0.56       0.47       0.57
Net realized and unrealized gains
  (losses) on investments..............       2.52       1.79       3.15      (1.02)      1.88
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       3.11       2.36       3.71      (0.55)      2.45
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.58)     (0.58)     (0.56)     (0.45)     (0.57)
Dividends in excess of net investment
  income...............................         --      (1.85)     (0.79)     (0.46)     (0.93)
Distributions from net realized
  gains................................      (3.04)        --         --         --         --
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (3.62)     (2.43)     (1.35)     (0.91)     (1.50)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   17.28  $   17.79  $   17.86  $   15.50  $   16.96
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      17.96%     13.64%     24.13%     (3.16)%     15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $5,490.1   $4,896.9   $4,261.2   $3,481.5   $3,292.2
Ratios to average net assets:
  Expenses.............................       0.62%      0.64%      0.63%      0.66%      0.66%
  Net investment income................       3.02%      3.07%      3.30%      2.90%      3.30%
Portfolio turnover rate................        227%       233%       173%       124%        63%
Average commission rate paid per
  share................................    $0.0569    $0.0563        N/A        N/A        N/A

                                                         HIGH YIELD BOND
                                         ------------------------------------------------
                                                            Year Ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.87  $   7.80  $   7.37  $   8.41  $   7.72
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.78      0.80      0.81      0.87      0.82
Net realized and unrealized gains
  (losses) on investments..............      0.26      0.06      0.46     (1.10)     0.63
                                         --------  --------  --------  --------  --------
    Total from investment operations...      1.04      0.86      1.27     (0.23)     1.45
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.77)    (0.78)    (0.84)    (0.81)    (0.76)
Dividends in excess of net investment
  income...............................        --     (0.01)       --        --        --
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.77)    (0.79)    (0.84)    (0.81)    (0.76)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $   8.14  $   7.87  $   7.80  $   7.37  $   8.41
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............     13.78%    11.39%    17.56%    (2.72)%    19.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $568.7    $432.9    $367.9    $306.2    $282.9
Ratios to average net assets:
  Expenses.............................      0.57%     0.63%     0.61%     0.65%     0.65%
  Net investment income................      9.78%     9.89%    10.34%     9.88%     9.91%
Portfolio turnover rate................       106%       88%      139%       69%       96%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                             STOCK INDEX
                                         ---------------------------------------------------
                                                             Year Ended
                                                            December 31,
                                         ---------------------------------------------------
                                           1997       1996      1995(a)   1994(a)   1993(a)
                                         ---------  ---------  ---------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   23.74  $   19.96  $   14.96  $  15.20  $  14.22
                                         ---------  ---------  ---------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.43       0.40       0.40      0.38      0.36
Net realized and unrealized gains
  (losses) on investments..............       7.34       4.06       5.13     (0.23)     1.00
                                         ---------  ---------  ---------  --------  --------
    Total from investment operations...       7.77       4.46       5.53      0.15      1.36
                                         ---------  ---------  ---------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.42)     (0.40)     (0.38)    (0.37)    (0.35)
Distributions from net realized
  gains................................      (0.87)     (0.28)     (0.15)    (0.02)    (0.03)
                                         ---------  ---------  ---------  --------  --------
    Total distributions................      (1.29)     (0.68)     (0.53)    (0.39)    (0.38)
                                         ---------  ---------  ---------  --------  --------
Net Asset Value, end of year...........  $   30.22  $   23.74  $   19.96  $  14.96  $  15.20
                                         ---------  ---------  ---------  --------  --------
                                         ---------  ---------  ---------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      32.83%     22.57%     37.06%     1.01%     9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $2,448.2   $1,581.4   $1,031.3    $664.5    $615.1
Ratios to average net assets:
  Expenses.............................       0.37%      0.40%      0.38%     0.42%     0.42%
  Net investment income................       1.55%      1.95%      2.27%     2.50%     2.43%
Portfolio turnover rate................          5%         1%         1%        2%        1%
Average commission rate paid per
  share................................    $0.0235    $0.0250        N/A       N/A       N/A

                                                            EQUITY INCOME
                                         ---------------------------------------------------
                                                             Year Ended
                                                            December 31,
                                         ---------------------------------------------------
                                           1997       1996      1995(a)   1994(a)   1993(a)
                                         ---------  ---------  ---------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   18.51  $   16.27  $   14.48  $  15.66  $  13.67
                                         ---------  ---------  ---------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.61       0.58       0.64      0.67      0.55
Net realized and unrealized gains
  (losses) on investments..............       6.06       2.88       2.50     (0.45)     2.46
                                         ---------  ---------  ---------  --------  --------
    Total from investment operations...       6.67       3.46       3.14      0.22      3.01
                                         ---------  ---------  ---------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.57)     (0.71)     (0.62)    (0.56)    (0.50)
Distributions from net realized
  gains................................      (2.22)     (0.51)     (0.73)    (0.82)    (0.52)
                                         ---------  ---------  ---------  --------  --------
    Total distributions................      (2.79)     (1.22)     (1.35)    (1.38)    (1.02)
                                         ---------  ---------  ---------  --------  --------
Net Asset Value, end of year...........  $   22.39  $   18.51  $   16.27  $  14.50  $  15.66
                                         ---------  ---------  ---------  --------  --------
                                         ---------  ---------  ---------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      36.61%     21.74%     21.70%     1.44%    22.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $2,029.8   $1,363.5   $1,110.0    $859.7    $602.8
Ratios to average net assets:
  Expenses.............................       0.41%      0.45%      0.43%     0.52%     0.54%
  Net investment income................       2.90%      3.36%      4.00%     3.92%     3.56%
Portfolio turnover rate................         38%        21%        64%       63%       41%
Average commission rate paid per
  share................................    $0.0566    $0.0553        N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS

                                                                EQUITY
                                         -----------------------------------------------------
                                                              Year ended
                                                             December 31,
                                         -----------------------------------------------------
                                           1997       1996      1995(a)    1994(a)    1993(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   26.96  $   25.64  $   20.66  $   21.49  $   18.90
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.69       0.71       0.55       0.51       0.42
Net realized and unrealized gains on
  investments..........................       5.88       3.88       5.89       0.05       3.67
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       6.57       4.59       6.44       0.56       4.09
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.70)     (0.67)     (0.52)     (0.49)     (0.40)
Distribution from net realized gains...      (1.76)     (2.60)     (0.94)     (0.90)     (1.10)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (2.46)     (3.27)     (1.46)     (1.39)     (1.50)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   31.07  $   26.96  $   25.64  $   20.66  $   21.49
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      24.66%     18.52%     31.29%      2.78%     21.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $6,024.0   $4,814.0   $3,813.8   $2,617.8   $2,186.5
Ratios to average net assets:
  Expenses.............................       0.46%      0.50%      0.48%      0.55%      0.53%
  Net investment income................       2.27%      2.54%      2.28%      2.39%      1.99%
Portfolio turnover rate................         13%        20%        18%         7%        13%
Average commission rate paid per
  share................................    $0.0336    $0.0524        N/A        N/A        N/A

                                                    PRUDENTIAL JENNISON
                                         -----------------------------------------
                                             Year Ended
                                            December 31,       APRIL 25, 1995(d)
                                         ------------------           to
                                           1997      1996    December 31, 1995(a)
                                         --------  --------  ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  14.32  $  12.55         $  10.00
                                         --------  --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.04      0.02             0.02
Net realized and unrealized gains on
  investments..........................      4.48      1.78             2.54
                                         --------  --------         --------
    Total from investment operations...      4.52      1.80             2.56
                                         --------  --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.04)    (0.03)           (0.01)
Distributions from net realized
  gains................................     (1.07)       --               --
                                         --------  --------         --------
    Total distributions................     (1.11)    (0.03)           (0.01)
                                         --------  --------         --------
Net Asset Value, end of period.........  $  17.73  $  14.32         $  12.55
                                         --------  --------         --------
                                         --------  --------         --------
TOTAL INVESTMENT RETURN:(b)............     31.71%    14.41%           24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $495.9    $226.5            $63.1
Ratios to average net assets:
  Expenses.............................      0.64%     0.66%            0.79%(c)
  Net investment income................      0.25%     0.20%            0.15%(c)
Portfolio turnover rate................        60%       46%              37%
Average commission rate paid per
  share................................   $0.0590   $0.0603              N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS

                                                SMALL CAPITALIZATION STOCK
                                         -----------------------------------------
                                             Year Ended
                                            December 31,       APRIL 25, 1995(d)
                                         ------------------           to
                                           1997      1996    December 31, 1995(a)
                                         --------  --------  ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  13.79  $  11.83         $  10.00
                                         --------  --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.10      0.09             0.08
Net realized and unrealized gains on
  investments..........................      3.32      2.23             1.91
                                         --------  --------         --------
    Total from investment operations...      3.42      2.32             1.99
                                         --------  --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.10)    (0.09)           (0.04)
Distributions from net realized
  gains................................     (1.18)    (0.27)           (0.12)
                                         --------  --------         --------
    Total distributions................     (1.28)    (0.36)           (0.16)
                                         --------  --------         --------
Net Asset Value, end of period.........  $  15.93  $  13.79         $  11.83
                                         --------  --------         --------
                                         --------  --------         --------
TOTAL INVESTMENT RETURN:(b)............     25.17%    19.77%           19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $290.3    $147.9            $47.5
Ratios to average net assets:
  Expenses.............................      0.50%     0.56%            0.60%(c)
  Net investment income................      0.69%     0.87%            0.68%(c)
Portfolio turnover rate................        31%       13%              32%
Average commission rate paid per
  share................................   $0.0291   $0.0307              N/A

                                                              GLOBAL
                                         ------------------------------------------------
                                                            Year Ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  17.85  $  15.53  $  13.88  $  14.64  $  10.37
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.09      0.11      0.06      0.02      0.02
Net realized and unrealized gains
  (losses) on investments..............      1.11      2.94      2.14     (0.74)     4.44
                                         --------  --------  --------  --------  --------
    Total from investment operations...      1.20      3.05      2.20     (0.72)     4.46
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.13)    (0.11)    (0.24)    (0.02)    (0.08)
Dividends in excess of net investment
  income...............................     (0.10)       --        --        --        --
Distributions from net realized
  gains................................     (0.90)    (0.62)    (0.31)    (0.02)    (0.11)
                                         --------  --------  --------  --------  --------
    Total distributions................     (1.13)    (0.73)    (0.55)    (0.04)    (0.19)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  17.92  $  17.85  $  15.53  $  13.88  $  14.64
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      6.98%    19.97%    15.88%    (4.89)%    43.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $638.4    $580.6    $400.1    $345.7    $129.1
Ratios to average net assets:
  Expenses.............................      0.85%     0.92%     1.06%     1.23%     1.44%
  Net investment income................      0.47%     0.64%     0.44%     0.20%     0.18%
Portfolio turnover rate................        70%       41%       59%       37%       55%
Average commission rate paid per
  share................................   $0.0247   $0.0358       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized.
(d) Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS

                                                        NATURAL RESOURCES
                                         ------------------------------------------------
                                                            Year Ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  19.77  $  17.27  $  14.44  $  15.56  $  12.95
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.12      0.15      0.21      0.18      0.23
Net realized and unrealized gains
  (losses) on investments..............     (2.43)     5.11      3.66     (0.85)     3.00
                                         --------  --------  --------  --------  --------
    Total from investment operations...     (2.31)     5.26      3.87     (0.67)     3.23
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.10)    (0.14)    (0.21)    (0.15)    (0.21)
Distributions from net realized
  gains................................     (2.12)    (2.62)    (0.83)    (0.30)    (0.41)
                                         --------  --------  --------  --------  --------
    Total distributions................     (2.22)    (2.76)    (1.04)    (0.45)    (0.62)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  15.24  $  19.77  $  17.27  $  14.44  $  15.56
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............    (11.59)%    30.88%    26.92%    (4.30)%    25.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $358.0    $438.4    $293.2    $227.3    $158.8
Ratios to average net assets:
  Expenses.............................      0.54%     0.52%     0.50%     0.61%     0.60%
  Net investment income................      0.60%     0.75%     1.25%     1.09%     1.50%
Portfolio turnover rate................        32%       36%       46%       18%       20%
Average commission rate paid per
  share................................   $0.0439   $0.0454       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Money Market, Diversified Bond, Government Income, Zero Coupon Bond 2000, Zero Coupon Bond 2005, Conservative Balanced, Flexible Managed, High Yield Bond, Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources Portfolios (constituting The Prudential Series Fund, Inc.; collectively, the "Portfolios") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of the Prudential Jennison Portfolio and Small Capitalization Stock Portfolio for the period April 25, 1995 through December 31, 1995 and the financial highlights for each of the three years in the period ended December 31, 1995 for each of the other portfolios were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 1998

                                       E1

                                TAX INFORMATION

    Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1997, the Fund paid dividends as follows:

                                         ORDINARY DIVIDENDS
----------------------------------------------------------------------------------------------------
                                                                        LONG-TERM CAPITAL GAINS
                                                                    --------------------------------     TOTAL
                                        INCOME                        TAXED @ 28%      TAXED @ 20%     DIVIDENDS
                                      -----------                   ---------------  ---------------  -----------
                                                     SHORT-TERM
                                                    CAPITAL GAINS
                                                   ---------------
Money Market Portfolio..............   $   0.540             --               --               --      $   0.540
Diversified Bond Portfolio..........       0.827      $   0.079        $   0.053               --          0.959
Government Income Portfolio.........       0.750             --               --               --          0.750
Zero Coupon Bond 2000 Portfolio.....       0.669          0.001            0.288        $   0.245          1.203
Zero Coupon Bond 2005 Portfolio.....       0.711          0.042            0.018            0.217          0.988
Conservative Balanced Portfolio.....       0.759          0.585            0.356            0.874          2.574
Flexible Managed Portfolio..........       0.585          0.856            1.016            1.168          3.625
High Yield Bond Portfolio...........       0.773             --               --               --          0.773
Stock Index Portfolio...............       0.422          0.068            0.024            0.771          1.285
Equity Income Portfolio.............       0.565          0.016            0.508            1.699          2.788
Equity Portfolio....................       0.704          0.150            0.682            0.930          2.466
Prudential Jennison Portfolio.......       0.041          0.069            0.488            0.509          1.107
Small Capitalization Stock
  Portfolio.........................       0.098          0.347            0.200            0.634          1.279
Global Portfolio....................       0.230             --            0.301            0.595          1.126
Natural Resources Portfolio.........       0.100          0.470            0.957            0.693          2.220

                                       E2

--------------------------------------------------------------------------------
The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.


--------------------------------------------------------------------------------
If you own a variable life insurance contract, please use the telephone numbers shown below:

[GRAPHIC]

1-800-356-4050
8 A.M. - 4 P.M. EASTERN TIME

1-800-635-9587
8 A.M. - 4 P.M. EASTERN TIME


--------------------------------------------------------------------------------
If you own a variable annuity contract, please call the following telephone number:

                                    1-888-778-2888
                            8 A.M. - 9 P.M.  EASTERN TIME

                           THE PRUDENTIAL SERIES FUND, INC.
                                  BOARD OF DIRECTORS

MENDEL A. MELZER, CFA                W. SCOTT MCDONALD, JR., Ph.D.     E. MICHAEL CAULFIELD
 CHAIRMAN,                            PRINCIPAL,                        CEO,
THE PRUDENTIAL SERIES FUND, INC.      KALUDIS CONSULTING GROUP          PRUDENTIAL INVESTMENTS,
                                                                        PRESIDENT, THE PRUDENTIAL SERIES FUND, INC.


                      SAUL K. FENSTER, PH.D.             JOSEPH WEBER, PH.D.
                       PRESIDENT, NEW JERSEY              VICE PRESIDENT,
                       INSTITUTE OF TECHNOLOGY            INTERCLASS (INTERNATIONAL CORPORATE LEARNING)


[LOGO]

--------------------------------------------------------------------------------
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock-Registered Trademark-. Since 1875, Prudential has been helping individuals and families meet their financial needs.


TO OBTAIN ADDITIONAL COPIES OF THIS ANNUAL REPORT:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Series Fund, Inc., Annual Report. Proxy material and tax information will continue to be sent to each account of record.


                                                                 ------------
P.O. Box 197                                                      BULK RATE
Minneapolis, MN 55440-0197                                       U.S. Postage
                                                                     PAID
Address Service Requested                                         Prudential
                                                                 ------------